          As filed with the Securities and Exchange Commission on April 28, 2008


                                                     Registration No. 333-143073
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 1


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 52


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)


                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NW
                            Washington, DC 20005-3306



Title of Securities Being Registered: Variable Annuity Insurance Contracts



It is proposed that this filing will become effective:



[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



[X]  on April 28, 2008 pursuant to paragraph (b) of Rule 485



[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485



[ ]  on ___________ pursuant to paragraph (a)(1) of Rule 485



If appropriate, check the following box:



__________ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                       (Venture Freedom Variable Annuity)
                          (currently issued contracts)

                                                 Prospectus dated April 28, 2008





                       Venture(R) Freedom Variable Annuity
           Venture(R) Freedom with Full Access Option Variable Annuity


This Prospectus describes interests in VENTURE(R) FREEDOM and VENTURE(R) FREEDOM WITH FULL ACCESS OPTION flexible Purchase Payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Freedom or Venture(R) Freedom with Full Access Option Variable Annuity Contract for the name of your issuing Company.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the
Portfolio:



The Portfolios available may be restricted if you purchase a Venture(R) Freedom
  Contract with a guaranteed minimum withdrawal benefit Rider (see VI. Optional
                                   Benefits).


CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Growth Trust

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
(Adviser to the Franklin Templeton Founding Allocation Trust)
   Franklin Templeton Founding
   Allocation Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Money Market Trust

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust

TEMPLETON GLOBAL ADVISORS LIMITED
   International Value Trust

UST ADVISERS, INC.
   Value & Restructuring Trust

WESTERN ASSET MANAGEMENT COMPANY
   Strategic Bond Trust

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER    MAILING ADDRESS


164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER    MAILING ADDRESS


164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS                                                   1
II. OVERVIEW                                                                   3
III. FEE TABLES                                                                9
   EXAMPLES                                                                   12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS    16
   THE COMPANIES                                                              16
   THE SEPARATE ACCOUNTS                                                      17
   THE PORTFOLIOS                                                             17
   VOTING INTEREST                                                            22
V. DESCRIPTION OF THE CONTRACTS                                               23
   ELIGIBLE PLANS                                                             23
   ACCUMULATION PERIOD PROVISIONS                                             23
      Purchase Payments                                                       23
      Accumulation Units                                                      24
      Value of Accumulation Units                                             24
      Net Investment Factor                                                   24
      Transfers Among Investment Options                                      25
      Maximum Number of Investment Options                                    26
      Telephone and Electronic Transactions                                   26
      Special Transfer Services-Dollar Cost Averaging                         27
      Special Transfer Services-Asset Rebalancing Program                     27
      Withdrawals                                                             27
      Special Withdrawal Services -The Income Plan                            28
      Death Benefit During Accumulation Period                                29
   PAY-OUT PERIOD PROVISIONS                                                  30
      General                                                                 30
      Annuity Options                                                         30
      Determination of Amount of the First Variable Annuity Payment           33
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments                                                             34
      Transfers During Pay-out Period                                         34
      Death Benefit During Pay-out Period                                     34
   OTHER CONTRACT PROVISIONS                                                  35
      Right to Review                                                         35
      Ownership                                                               35
      Annuitant                                                               36
      Beneficiary                                                             36
      Modification                                                            36
      Our Approval                                                            36
      Misstatement and Proof of Age, Sex or Survival                          36
   FIXED INVESTMENT OPTIONS                                                   36
VI. OPTIONAL BENEFITS                                                         38
   OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS (AVAILABLE
      WITH VENTURE(R) FREEDOM CONTRACTS ONLY)                                 38
      Availability                                                            38
      Purchase Payments                                                       39
      Rider Fees                                                              41
      Additional Annuity Options                                              41
      Tax Considerations                                                      41
      No Loans under 403(b) Plans                                             41
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS                    42
   INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS      44
      Available Individual Investment Options                                 45
      Available Model Allocation                                              45
   FEATURES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
      (AVAILABLE WITH VENTURE(R) FREEDOM CONTRACTS ONLY)                      46
      Income Plus for Life                                                    46
      Income Plus for Life - Joint Life (not available in New York or
         for non-Qualified Contracts in New Jersey)                           51
      Principal Plus for Life                                                 55
      Principal Plus for Life Plus Automatic Annual Step-up                   60
   ANNUAL STEP DEATH BENEFIT                                                  61
VII. CHARGES AND DEDUCTIONS                                                   63
   PREMIUM TAXES                                                              66
VIII. FEDERAL TAX MATTERS                                                     67
IX. GENERAL MATTERS                                                           74
APPENDIX A: EXAMPLES OF CALCULATION OF VENTURE(R) FREEDOM CONTRACT
   WITHDRAWAL CHARGE                                                         A-1
APPENDIX B: VENTURE(R) FREEDOM CONTRACT GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT EXAMPLES                                                          B-1
APPENDIX C: QUALIFIED PLAN TYPES                                             C-1

We provide additional information about the Contracts and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History                                                3
Services
   Independent Registered Public Accounting Firm                               3
   Servicing Agent                                                             3
   Principal Underwriter                                                       3
   Special Compensation and Reimbursement Arrangements                         4
Legal and Regulatory Matters                                                   5
Appendix A: Audited Financial Statements                                     A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History                                                3
Services
   Independent Registered Public Accounting Firm                               3
   Servicing Agent                                                             3
   Principal Underwriter                                                       3
   Special Compensation and Reimbursement Arrangements                         4
Legal and Regulatory Matters                                                   6
Appendix A: Audited Financial Statements                                     A-1

                          I. GLOSSARY OF SPECIAL TERMS

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, NH 03801-6815.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACTS: The Variable Annuity contracts offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The date on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you". The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Maturity Date.


PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contracts.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.


UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

                                  II. OVERVIEW

This overview tells you some key points you should know about the Contracts. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACTS ARE DESCRIBED IN THIS PROSPECTUS?

Your Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred payment" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACTS?

The Contracts offer access to diversified money managers, a death benefit and an optional death benefit, annuity payments and tax-deferred treatment of earnings. The Venture(R) Freedom Contract also offers an optional guaranteed minimum withdrawal benefit.

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period". For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit". The Venture(R) Freedom] Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits".

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant.

HOW DO THE CONTRACTS WORK?

Under each of the Contracts, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your investment choices.

HOW CAN I INVEST MONEY IN THE CONTRACTS?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for subsequent Purchase Payments. Generally, you may make additional Purchase Payments at any time.

                                  TYPE OF       MINIMUM INITIAL   MINIMUM SUBSEQUENT
         CONTRACT                 CONTRACT     PURCHASE PAYMENT    PURCHASE PAYMENT
         --------              -------------   ----------------   ------------------
     Venture(R) Freedom        Non-Qualified        $ 5,000              $30
                               Qualified            $ 2,000              $30
Venture(R) Freedom with Full
      Access Option            Non-Qualified        $25,000              $30
                               Qualified            $25,000              $30

If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options available to your Contract. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio. Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Portfolio directly and reinvested all Portfolio dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.


Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than each Contract's DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options". During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal, plus any applicable withdrawal charge on Venture(R) Freedom Contracts, would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. Withdrawals may be subject to income tax and a 10% IRS penalty tax. If you withdraw all of your Contract Value, we may deduct the annual administration fee at that time. For Venture(R) Freedom Contracts, a withdrawal charge may also apply to your withdrawal.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACTS?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders - for Venture(R) Freedom Contracts only

     -    Income Plus for Life, or

     -    Income Plus for Life - Joint Life, or

     -    Principal Plus for Life, or

     -    Principal Plus for Life Plus Automatic Annual Step-up.

If you purchase a Venture(R) Freedom Contract, you may elect to purchase any one of these optional benefit Riders, if available in your state. You may only elect one guaranteed minimum withdrawal benefit Rider. You may not be age 81 or over to purchase Income Plus for Life, and the older of you and your spouse must not be age 81 or over to purchase Income Plus for Life - Joint Life. You may not be age 81 or older to purchase Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up.

We designed the guaranteed minimum withdrawal benefit Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus for Life - Joint Life option.

In addition, our Principal Plus for Life Riders (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not include Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

Under any of our guaranteed minimum withdrawal benefit Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual withdrawals (including any applicable withdrawal charges):

     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.

Similarly, under the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders, if your withdrawals (including any applicable withdrawal charges) exceed the Guaranteed Withdrawal Amount in any year, we may reduce the Guaranteed Withdrawal Amount that we guarantee for future withdrawals.

We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."

YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWALS EXCEED THE LIMITS SPECIFIED IN A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING "BENEFIT BASE" (FOR INCOME PLUS FOR LIFE, OR INCOME PLUS FOR LIFE - JOINT LIFE RIDERS) OR "GUARANTEED WITHDRAWAL BALANCE" (FOR PRINCIPAL PLUS FOR LIFE AND PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDERS) TO ZERO.

We will increase the Benefit Base or Guaranteed Withdrawal Balance by a Bonus that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDING PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.

IF YOU ELECT TO PURCHASE ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THESE BENEFITS. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits.")

The Automatic Annual Step-up version of the Principal Plus for Life Rider enhances the guarantees we provide in the standard Principal Plus for Life Rider for the additional fee described in the Fee Tables.

THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP" DATES UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER. For additional information on these Riders, please see "VI. Optional Benefits."

Annual Step Death Benefit Rider

You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) have attained age 80.

WHAT CHARGES DO I PAY UNDER MY CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

For Venture(R) Freedom Contracts, we may assess a withdrawal charge if you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender your Contract, in its entirety, for cash prior to the Maturity Date. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult with their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made if that amount is higher than Contract Value (minus any Unpaid Loans). The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Contract. These fees are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(A)

                                                                    VENTURE(R)
                                                                   FREEDOM WITH
                                              VENTURE(R)            FULL ACCESS
                                          FREEDOM CONTRACTSB     OPTION CONTRACTS
                                       -----------------------   ----------------
MAXIMUM WITHDRAWAL CHARGE              6% in the first year              0%
(as percentage of Purchase Payments)   6% in the second year
                                       5% in the third year
                                       4% in the fourth year
                                       3% in the fifth year
                                       2% in the sixth year
                                       1% in the seventh year
                                       0% thereafter

TRANSFER FEE(C)

   Maximum Fee                             $25                         $25
   Current Fee                             $ 0                         $ 0

A State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VII. Charge and Deductions - Premium Taxes").

B We take this charge if you withdraw Contract Value or surrender a Venture(R) Freedom Contract during the specified year measured from the date of each Purchase Payment.

C We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



                                                           VENTURE(R)
                                                             FREEDOM
                                                            WITH FULL
                                              VENTURE(R)     ACCESS
                                                FREEDOM      OPTION
                                               CONTRACTS    CONTRACTS
                                              ----------   ----------
ANNUAL CONTRACT FEE(1)                           $  30        $  30
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)
   Mortality and Expense Risk Fee                 0.95%        0.95%
   Daily Administration Fee                       0.15%        0.15%
   Full Access Fee                                 n/a         0.50%
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES            1.10%        1.60%
(With No Optional Riders Reflected)
OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
   Optional Annual Step Death Benefit Fee         0.20%        0.20%
                                                  ----         ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)         1.30%        1.80%


1 We will not assess the $30 annual Contract fee under a Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.

2 A daily charge reflected as an annual percentage of the Variable Investment Options

3    The amount shown includes the Mortality and Expense Risk Fee.

FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders - Venture(R) Freedom Contracts only (You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

                                            VENTURE(R)
                                           FREEDOM WITH
                              VENTURE(R)    FULL ACCESS
                               FREEDOM        OPTION
                               CONTRACTS     CONTRACTS
                              ----------   ------------
INCOME PLUS FOR LIFE(1)

Maximum Fee                      1.20%     Not offered
Current Fee                      0.60%     Not offered

INCOME PLUS FOR LIFE -
     JOINT LIFE(2)

(not available in New York)

Maximum Fee                      1.20%     Not offered
Current Fee                      0.60%     Not offered

PRINCIPAL PLUS FOR LIFE(3)

Maximum Fee                      0.75%     Not offered
Current Fee                      0.40%     Not offered

PRINCIPAL PLUS FOR LIFE
PLUS AUTOMATIC ANNUAL

STEP-UP(4)

Maximum Fee                      1.20%     Not offered
Current Fee                      0.60%     Not offered

1 The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is "Stepped-up" to equal the Contract Value.

2 The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is "Stepped-up" to equal the Contract Value.

3 The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance amount. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Benefit amount is "Stepped-up" to equal the Contract Value.

4 The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance amount. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Benefit amount is "Stepped-up" to equal the Contract Value.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                        MINIMUM   MAXIMUM
--------------------------------------------------------------   -------   -------
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other expenses    0.75%     1.42%

EXAMPLES


We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Venture(R) Freedom Contract with the optional benefit Riders shown below. Example 2 pertains to a Venture(R) Freedom Contract without optional benefit Riders. Examples 3 and 4 pertain, respectively, to a Venture(R) Freedom with Full Access Option Contract with an Annual Step Death Benefit Rider and a Venture(R) Freedom with Full Access Option Contract without any optional Rider.



EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - VENTURE(R) FREEDOM CONTRACT WITH OPTIONAL BENEFIT RIDERS



The following example assumes that you invest $10,000 in a Venture(R) Freedom Contract with the optional benefit Riders shown below. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


VENTURE(R) FREEDOM CONTRACT WITH OPTIONAL INCOME PLUS FOR LIFE AND ANNUAL STEP DEATH BENEFIT RIDERS


                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     -------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $948      $1,683    $2,356    $4,369
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $394      $1,212    $2,068    $4,429



EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - VENTURE(R) FREEDOM CONTRACT WITH NO OPTIONAL BENEFIT RIDERS



The next example assumes that you invest $10,000 in a Venture(R) Freedom Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


VENTURE(R) FREEDOM CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     -------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $739      $1,056    $1,258    $2,076
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $180      $557      $958      $2,076

EXAMPLE 3: MAXIMUM PORTFOLIO OPERATING EXPENSES - VENTURE(R) FREEDOM WITH FULL ACCESS OPTION CONTRACT WITH OPTIONAL BENEFIT RIDER



The following example assumes that you invest $10,000 in a Venture(R) Freedom with Full Access Option Contract with the optional benefit Rider shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


VENTURE(R) FREEDOM WITH FULL ACCESS OPTION CONTRACT WITH OPTIONAL ANNUAL STEP DEATH BENEFIT RIDER


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
If you surrender, annuitize or do not surrender
   the Contract at the end of the applicable time
   period:                                          $317      $967      $1,641    $3,430



EXAMPLE 4: MINIMUM PORTFOLIO OPERATING EXPENSES - VENTURE(R) FREEDOM WITH FULL ACCESS OPTION CONTRACT WITHOUT OPTIONAL BENEFIT RIDER



The next example assumes that you invest $10,000 in a Venture(R) Freedom with Full Access Option Contract, but with no optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


VENTURE(R) FREEDOM WITH FULL ACCESS OPTION CONTRACT WITHOUT OPTIONAL BENEFIT
RIDER


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
If you surrender, annuitize or do not surrender
   the Contract at the end of the applicable time
   period:                                          $230      $708      $1,213    $2,594



THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider (See Optional Benefits).



                                                                  ACQUIRED
                                                                 PORTFOLIO     TOTAL
                                                        OTHER       FEES     OPERATING    CONTRACTUAL       NET
                            MANAGEMENT                EXPENSES      AND       EXPENSES      EXPENSE      OPERATING
CLASS TRUST                    FEES      12B-1 FEES      (1)      EXPENSES      (1)      REIMBURSEMENT    EXPENSES
-----------                 ----------   ----------   --------   ---------   ---------   -------------   ---------
AMERICAN FUNDAMENTAL
   HOLDINGS(2, 3)
Series II                      0.05%        0.75%       0.04%      0.40%       1.24%         0.05%         1.19%
AMERICAN GLOBAL
   DIVERSIFICATION(2, 3)
Series II                      0.05%        0.75%       0.04%      0.63%       1.47%         0.05%         1.42%
FRANKLIN TEMPLETON
   FOUNDING ALLOCATION(4)
Series II                      0.05%        0.25%       0.03%      0.86%       1.19%         0.05%         1.14%
GLOBAL BOND(5)
Series II                      0.70%        0.25%       0.11%      0.00%       1.06%         0.00%         1.06%
INTERNATIONAL
   OPPORTUNITIES(5)
Series II                      0.87%        0.25%       0.12%      0.00%       1.24%         0.00%         1.24%

                                                                  ACQUIRED
                                                                 PORTFOLIO     TOTAL
                                                        OTHER       FEES     OPERATING    CONTRACTUAL       NET
                            MANAGEMENT                EXPENSES      AND       EXPENSES      EXPENSE      OPERATING
CLASS TRUST                    FEES      12B-1 FEES      (1)      EXPENSES      (1)      REIMBURSEMENT    EXPENSES
-----------                 ----------   ----------   --------   ---------   ---------   -------------   ---------
INTERNATIONAL VALUE5,
(5, 6)
Series II                      0.81%        0.25%       0.16%      0.00%       1.22%         0.02%         1.20%
LIFESTYLE BALANCED
Series II                      0.04%        0.25%       0.02%      0.82%       1.13%         0.00%         1.13%
LIFESTYLE CONSERVATIVE
Series II                      0.04%        0.25%       0.02%      0.76%       1.07%         0.00%         1.07%
LIFESTYLE GROWTH
Series II                      0.04%        0.25%       0.02%      0.85%       1.16%         0.00%         1.16%
LIFESTYLE MODERATE
Series II                      0.04%        0.25%       0.02%      0.80%       1.11%         0.00%         1.11%
MONEY MARKET(5)
Series II                      0.48%        0.25%       0.03%      0.00%       0.76%         0.01%         0.75%
STRATEGIC BOND(5)
Series II                      0.67%        0.25%       0.07%      0.00%       0.99%         0.00%         0.99%
VALUE & RESTRUCTURING(5)
Series II                      0.82%        0.25%       0.04%      0.00%       1.11%         0.01%         1.10%



*    See notes beginning after next table.



                                                FEEDER FUND                                         MASTER FUND
                   ---------------------------------------------------------------------  ------------------------------    TOTAL
                                                                                                                  TOTAL    MASTER
                                                                                                                 MASTER     FUND
                                                                                                                  FUND       AND
                                                       TOTAL                                                       AND       NET
                                             OTHER   OPERATING   CONTRACTUAL      NET                            FEEDER    FEEDER
                   MANAGEMENT              EXPENSES   EXPENSES     EXPENSE     OPERATING  MANAGEMENT   OTHER      FUND      FUND
CLASS TRUST           FEES     12B-1 FEES    (1)        (2)     REIMBURSEMENT   EXPENSES    FEES(7)   EXPENSES  EXPENSES  EXPENSES
-----------        ----------  ----------  --------  ---------  -------------  ---------  ----------  --------  --------  --------
AMERICAN ASSET
   ALLOCATION(8)
Series II             0.00%       0.75%      0.04%     0.79%        0.01%        0.78%       0.31%      0.01%     1.11%     1.11%
AMERICAN GROWTH
Series II             0.00%       0.75%      0.02%     0.77%        0.00%        0.77%       0.32%      0.01%     1.10%     1.10%



----------
(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.



(3) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(4) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the Underlying Portfolio but exclude 12b-1fees, Underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(5) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser (after payment of the subadvisory fees for the Portfolio) does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(7) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(8) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.





LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of our respective Separate Account may be found in the Statement of Additional Information.

                 IV. GENERAL INFORMATION ABOUT US, THE SEPARATE
                           ACCOUNTS AND THE PORTFOLIOS


THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics; 1st
Standard & Poor's   category of 21

A++                 Superior companies have a very strong ability to meet their
A.M. Best           obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and contract
Fitch               obligations; 2nd category of 24

John Hancock USA has also received the following rating from Moody's:


Aa1                 Excellent in financial strength; 2nd category of 21
Moody's



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and fixed investment options issued by John Hancock USA prior to the termination of the guarantee except if:

     - the liability to pay contractual claims under the contracts is assumed by another insurer; or

     - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension or retirement plans.


Investment Management


The Portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Funds Portfolios" of the John Hancock Trust for the marketing support services it provides (see Distribution of Contracts in "IX. General Matters."). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") is a "fund-of funds" that invest in other underlying Portfolios. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT

Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation and American Growth Trust] ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio total 0.75% of net assets. The prospectus for the American Fund Portfolio master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies




You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolios, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



                               JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the
                            Portfolio and we list the
                    Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix __).



Capital Research and Management Company (Adviser to the American Fund Insurance
Series) - Adviser to Master Fund
   American Asset Allocation Trust                  Seeks to provide high total return (including
                                                    income and capital gains) consistent with
                                                    preservation of capital over the long term. To
                                                    do this, the Portfolio invests all of its assets
                                                    in the master fund, Class 1 shares of the
                                                    American Funds Insurance Series Asset Allocation
                                                    Fund, which invests in a diversified portfolio
                                                    of common stocks and other equity securities,
                                                    bonds and other intermediate and long-term debt
                                                    securities, and money market instruments.

   American Growth Trust                            Seeks to make the shareholders' investment grow.
                                                    To do this, the Portfolio invests all of its
                                                    assets in the master fund, Class 1 shares of the
                                                    American Funds Insurance Series Growth Fund,
                                                    which invests primarily in common stocks of
                                                    companies that appear to offer superior
                                                    opportunities for growth of capital.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust                Seeks long-term growth of capital. To do this,
                                                    the Portfolio invests at least 65% of its total
                                                    assets in common stocks of at least three
                                                    different foreign companies of any size that are
                                                    selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   American Fundamental Holdings Trust              Seeks long term growth of capital. To do this,
                                                    the Portfolio invests primarily in four funds of
                                                    the American Funds Insurance Series: Bond Fund,
                                                    Growth Fund, Growth-Income

                                                    Fund, and International Fund. The Portfolio is
                                                    permitted to invest in six other funds of the
                                                    American Funds Insurance Series as well as other
                                                    funds, investment companies, and other types of
                                                    investments.

   American Global Diversification Trust            Seeks long term growth of capital. To do this,
                                                    the Portfolio invests primarily in five funds of
                                                    the American Funds Insurance Series: Bond Fund,
                                                    Global Growth Fund, Global Small Capitalization
                                                    Fund, High-Income Bond Fund, and New World Fund.
                                                    The Portfolio is permitted to invest in five
                                                    other funds of the American Funds Insurance
                                                    Series as well as other funds, investment
                                                    companies, and other types of investments.

   Franklin Templeton Founding Allocation Trust     Seeks long-term growth of capital. To do this,
                                                    the Portfolio invests primarily in three
                                                    underlying Portfolios: Global Trust, Income
                                                    Trust and Mutual Shares Trust. The Portfolio is
                                                    a fund of funds and is also authorized to invest
                                                    in other underlying Portfolios and investment
                                                    companies.

   Lifestyle Balanced Trust (1)                     Seeks a balance between a high level of current
                                                    income and growth of capital, with a greater
                                                    emphasis on growth of capital. To do this, the
                                                    Portfolio invests approximately 40% of its
                                                    assets in underlying Portfolios which invest
                                                    primarily in fixed income securities, and
                                                    approximately 60% in underlying Portfolios which
                                                    invest primarily in equity securities.

   Lifestyle Conservative Trust (1)                 Seeks a high level of current income with some
                                                    consideration given to growth of capital. To do
                                                    this, the Portfolio invests approximately 80% of
                                                    its assets in underlying Portfolios which invest
                                                    primarily in fixed income securities, and
                                                    approximately 20% in underlying Portfolios which
                                                    invest primarily in equity securities.

   Lifestyle Growth Trust (1)                       Seeks long-term growth of capital. Current
                                                    income is also a consideration. To do this, the
                                                    Portfolio invests approximately 20% of its
                                                    assets in underlying Portfolios which invest
                                                    primarily in fixed income securities, and
                                                    approximately 80% in underlying Portfolios which
                                                    invest primarily in equity securities.

   Lifestyle Moderate Trust (1)                     Seeks a balance between a high level of current
                                                    income and growth of capital, with a greater
                                                    emphasis on income. To do this, the Portfolio
                                                    invests approximately 60% of its assets in
                                                    underlying Portfolios which invest primarily in
                                                    fixed income securities, and approximately 40%
                                                    in underlying Portfolios which invest primarily
                                                    in equity securities.

   Money Market Trust                               Seeks to obtain maximum current income
                                                    consistent with preservation of principal and
                                                    liquidity. To do this, the Portfolio invests in
                                                    high quality, U.S. dollar denominated money
                                                    market instruments.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   Global Bond Trust                                Seeks maximum total return, consistent with
                                                    preservation of capital and prudent investment
                                                    management. To do this, the Portfolio invests at
                                                    least 80% of its net assets in fixed income
                                                    instruments, futures contracts (including
                                                    related options) with respect to such securities
                                                    and options on such securities.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(2)                     Seeks long-term growth of capital. To do this,
                                                    the Portfolio invests at least 65% of its total
                                                    assets in equity securities of companies located
                                                    outside the U.S., including in emerging markets.

UST ADVISERS, INC.
   Value & Restructuring Trust                      Seeks long-term capital appreciation. To do
                                                    this, The Portfolio invests at least 65% of its
                                                    total assets in common stocks of U.S. and
                                                    foreign companies whose share price generally
                                                    does not reflect the economic value of the
                                                    company's assets, but where restructuring
                                                    efforts or industry consolidation may serve to
                                                    highlight the true value of the company.

WESTERN ASSET MANAGEMENT COMPANY
   Strategic Bond Trust                             Seeks a high level of total return consistent
                                                    with preservation of capital. To do this, the
                                                    Portfolio invests at least 80% of its net assets
                                                    in fixed income securities across a range of
                                                    credit qualities and may invest a substantial
                                                    portion of its assets in obligations rated below
                                                    investment grade.

VOTING INTEREST


You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. DESCRIPTION OF THE CONTRACTS

ELIGIBLE PLANS

The Contracts may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Contracts"). We also designed the Contracts so that they may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment from Venture(R) Freedom Contracts is $5,000 for Non-Qualified Contracts and $2000 for Qualified Contracts. The minimum initial Purchase Payment from Venture(R) Freedom with Full Access Option Contracts is $25,000 for Non-Qualified and Qualified Contracts. Subsequent Purchase Payments must be at least $30. All Purchase Payments must be in U.S dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

     - You purchase a Contract that will be used within John Hancock USA's Individual 401(k) Program.

     - You purchase a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any TWO consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").


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

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described herein).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account that we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit subsequent Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.


We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus



     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options (if any), subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we will transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a poicy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" in "V. Description of the Contracts"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option, even if a Contract Owner reaches the two transfer per month limit, if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).



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


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options


We currently do not limit the number of Investment Options to which you may allocate Purchase Payments, except for the Portfolio allocation limits imposed on Venture(R) Freedom Contracts with guaranteed minimum withdrawal benefit Riders (see "VI. Optional Benefits").


We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time on any Business Day, will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services-Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") programs for each of the Contracts. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we may permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

Special Transfer Services-Asset Rebalancing Program


We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.


We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and, for Venture(R) Freedom Contracts, any applicable withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account, plus for Venture(R) Freedom Contracts any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option for Venture(R) Freedom with Full Access Option Contracts, or the value of the Investment Option minus any applicable withdrawal charge for Venture(R) Freedom Contracts. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from any Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from a Fixed Investment Option, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any Venture(R) Freedom Contract withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable Venture(R) Freedom Contract withdrawal charge would reduce the Contract Value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax and, for Venture(R) Freedom Contracts, withdrawal charges. For Venture(R) Freedom Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, the transaction also may be subject to any applicable Reset provisions (see "VI. Optional Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix D: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services -The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. For Venture(R) Freedom Contracts, we limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


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If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before a Contract's Maturity Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

     (i) is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; and all required claim forms; or

     -    any other proof satisfactory to us.

If there are any Unpaid Loans, the death benefit equals the death benefit, as described above, minus the amount of Unpaid Loans (including unpaid interest).

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and Appendix
D: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the Maturity Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

The death benefit may be taken in the form of a lump sum. If so, we will pay death benefits under our current administrative procedures within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals").

If the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options"). If distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

A substitution or addition of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step Death Benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date (the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters."). Distributions may be required from Qualified Contracts before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Maturity Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will


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provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - for Venture(R) Freedom Contracts, you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its `Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

VENTURE(R) FREEDOM CONTRACTS ONLY - ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Venture(R) Freedom Contract with one of


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

our guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, or Principal Plus for Life Plus Automatic Annual Step-up, as described in "VI. Optional Benefits"). If you purchase a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Maturity Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Maturity Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this Annuity Option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:

     - you purchase a Contract with a Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5


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

years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up Rider that you purchased with your Contract; or

     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Maturity Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


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Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.03% for Venture(R) Freedom Contracts and 4.55% for Venture(R) Freedom with Full Access Option Contracts.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Maturity Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


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

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract.

No withdrawal charge (if applicable) is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Portfolio), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Maturity Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Non-Qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Qualified Contract to any person other than us.


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

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us. We must approve any change.

On the death of the Annuitant prior to the Maturity Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Maturity Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person you designate to receive the death benefit if you die.

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, U.S. Treasury regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than DCA Fixed Investment Options under the Contracts' DCA programs (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. We may determine different rates for Venture(R) Freedom Contracts and Venture(R) Freedom with Full Access Option Contracts. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Fixed Investment Options are not available with John Hancock USA Contracts issued in the States of Minnesota, Mississippi and Oregon. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.


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

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix D: "Qualified Plan Types."

LOANS. We offer a loan privilege only to Owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VIII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO VENTURE(R) FREEDOM CONTRACTS IF YOU ELECT AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                              VI. OPTIONAL BENEFITS

You may elect to purchase optional benefits when you purchase a Contract. For Venture(R) Freedom Contracts only, and if available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" Riders:

     -    Income Plus for Life; or

     -    Income Plus for Life - Joint Life; or

     -    Principal Plus for Life; or

     -    Principal Plus for Life Plus Automatic Annual Step-up.

For both Venture(R) Freedom and Venture(R) Freedom with Full Access Option Contracts, you also may select an Annual Step Death Benefit Rider.

We describe each of these optional benefit Riders in the following sections.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS (AVAILABLE WITH VENTURE(R) FREEDOM CONTRACTS ONLY)

Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a "Covered Person" lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

     - if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

     - as a result of a "Step-up" of the guarantee to reflect your then current Contract Value on certain Anniversary Dates; or

     - if you make an additional Purchase Payment up to limits that vary by Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the rider you select, however, we may "Reset" and reduce the guaranteed minimum amount.

Availability

You may elect a guaranteed minimum withdrawal benefit Rider at the time you purchase a Venture(R) Freedom Contract, provided:

     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. You must not be age 81 or older to purchase an Income Plus for Life, Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up Rider. Both you and your spouse must not be age 81 or older (and must qualify as "Covered Persons") to purchase an Income Plus for Life - Joint Life Rider.


CHANGE OF RIDERS. If we issue you a Venture(R) Freedom Contract [_________] with a Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up Rider, you will be allowed to exchange that Rider (the "Current Rider") for an Income Plus for Life Rider or an Income Plus for Life - Joint Life Rider if:



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

     - the Income Plus for Life Rider or the Income Plus for Life - Joint Life Rider, as the case may be, was not available in your state at the time we issued your Contract, but becomes available in your state after we issued your Contract;

     - unless we agree otherwise, you elect to exchange your Current Rider within the 90 day period we permit for this purpose, beginning on the date we first make the Income Plus for Life or the Income Plus for Life-Joint Life Rider, as the case may be, available in a state following that state's approval; and


     - unless we agree otherwise, you elect to exchange your Current Rider before .


We provide no assurance that you will be able to exchange the Principal Plus for Life Rider or Principal Plus for Life Plus Automatic Annual Step-up Rider for an Income Plus for Life or Income Plus for Life -Joint Life Rider in any state. You should purchase a Contract with a Principal Plus for Life Rider or a Principal Plus for Life Plus Automatic Annual Step-up Rider only if that Rider is appropriate for your needs and financial circumstances.

If you are eligible and decide to exchange your Current Rider for an Income Plus for Life Rider or an Income Plus for Life - Joint Life Rider:

     - you will have to pay the current annual fee for the new Rider, as described in the Fee Tables section of this Prospectus;

     - the Covered Person under a new Income Plus for Life Rider must be a Covered Person under your Current Rider;

     - one of the Covered Persons under a new Income Plus for Life - Joint Life Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;

     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;

     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;

     - if you exchange your Rider on or after the first Contract Anniversary, we will calculate the Target Amount under the new Rider on the later of (a) the 10th Contract Anniversary following the exchange or (b) the Contract Anniversary following the Covered Person's (younger Covered Person's for Income Plus for Life-Joint Life) attainment of age 70; and

     - if you exchange your Rider on or after the first Contract Anniversary, we will calculate the Target Amount under the new Rider as (a) 200% of the Contract Value on the date of the exchange plus any Purchase Payments applied to the Benefit Base after the exchange but prior to the Contract Anniversary next following the exchange; plus (b) 100% of any Purchase Payments applied to the Benefit Base after the Contract Anniversary next following the exchange but prior to the Target Date.

We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus for Life Rider or an Income Plus for Life-Joint Life Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.

Except as stated above, you may not elect more than one guaranteed minimum withdrawal benefit Rider for a Contract.

Purchase Payments

RESTRICTIONS ON VENTURE(R) FREEDOM CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an additional Purchase Payment would exceed $1 million. We do not permit additional Purchase Payments during a Rider's "Settlement Phase." Other limitations on additional payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. We will recalculate the Benefit Base at the time of an additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the additional Purchase Payment, plus:

     - The excess, if any, of the additional Purchase Payment (subject to our Purchase Payment limits); over

     - The amount of your withdrawals (including withdrawal charges) reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last "Reset" date, the last "Step-up" date, or the Lifetime Income Date).

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.

We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We will increase the total Guaranteed Withdrawal Balance by the amount of each additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

In the case of the Lifetime Income Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the additional Purchase Payment.

Rider Fees


We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:


     -    on the date we determine the death benefit;

     - after the Maturity Date at the time an Annuity Option under the Contract begins; or

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Maturity Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-up or any subsequent Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life fee on the effective date of each Step-up. In such a situation, the Income Plus for Life fee will never exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE - JOINT LIFE. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, the Income Plus for Life - Joint Life fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or subsequent Purchase Payment made during the Contract Year prior to the current Contract Anniversary.

We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or subsequent Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

Additional Annuity Options

We provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider, as described in "Pay-out Period Provisions" in "V. Description of the Contracts."

Tax Considerations

See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans

The loan privilege described in the "Qualified Contracts" section of "VIII. Federal Tax Matters" is NOT available to Venture(R) Freedom Contracts if you elect any of our guaranteed minimum withdrawal benefit Riders.


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

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the following definitions to describe how our guaranteed minimum withdrawal benefit Riders work:

     - Age 65 Contract Anniversary means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 95 under Income Plus for Life, Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     -    the older Owner attains age 95 under Income Plus for Life - Joint
          Life.

BENEFIT BASE means (applicable only to Income Plus for Life and Income Plus for Life - Joint Life):

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

     -    The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount. (See "Guaranteed Withdrawal Balance" below for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up.)

BONUS means: an increase in the Guaranteed Withdrawal Balance at the end of each Contract Year during Principal Plus for Life's Bonus Period, if there have been no withdrawals during that Contract Year. The increase is equal to:

     - 5% of total Purchase Payments to the Contract if there have been no previous Step-ups to the Guaranteed Withdrawal Balance and/or no previous Resets of the Guaranteed Withdrawal Balance; otherwise

     - 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time a Bonus is applied to the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are also recalculated, as provided in the Rider.

BONUS PERIOD means:

     -    Initially, the first 10 Contract Years;

     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means (for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

(For Income Plus for Life - Joint Life Non-Qualified Contracts):

     - both the spouses must be named as co-Owners of the Contract (or co-Annuitants if the Owner is a non-natural person); or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

(For Income Plus for Life - Joint Life Qualified Contracts):

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See "Withdrawals" in "V. Description of the Contract" for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

     - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any subsequent Purchase Payments;

     - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any subsequent Purchase Payments; and

     - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

GUARANTEED WITHDRAWAL BALANCE (applicable only to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

GUARANTEED WITHDRAWAL AMOUNT (applicable only to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

     - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

     -    the maximum Guaranteed Withdrawal Amount at any time is $250,000.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

     - (for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

     - We may adjust the Lifetime Income Amount to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

     - (for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up) you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

     - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

RESET means a reduction resulting from our recalculation of:

     - the Benefit Base (for Income Plus for Life and Income Plus for Life - Joint Life) if you take withdrawals of Contract Value before the Lifetime Income Date; or

     - the Benefit Base (for Income Plus for Life and Income Plus for Life - Joint Life) if your annual withdrawals on and after the Lifetime Income Date exceed the Lifetime Income Amount; and

     - the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase resulting from our recalculation of:

     - the Benefit Base and Lifetime Income Amount (for Income Plus for Life and Income Plus for Life - Joint Life) on certain anniversary dates to reflect market performance that exceeds previously calculated benefits; and

     - the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.

We also use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals"). We will allocate subsequent Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL PROFESSIONAL TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Individual Investment Options


If you purchase a Venture(R) Freedom Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:


     -    American Asset Allocation Trust

     -    American Bond Trust

     -    American Global Growth Trust

     -    American Global Small Cap Trust

     -    American High-Income Bond Trust

     -    Franklin Templeton Founding Allocation Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.


FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR EACH APPLICABLE PORTFOLIO. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.


Available Model Allocation

You may allocate your entire Contract Value to one of the available Model Allocations, as shown below, and you may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. You must, however, rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

The currently available Model Allocations is:


     MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE             PORTFOLIO NAME
     ---------------------        ---------------------------   ---------------------------------
Freedom Global Asset Allocation               25%               Value & Restructuring Trust
                                              25%               American Growth Trust
                                              10%               International Opportunities Trust
                                              10%               International Value Trust
                                              15%               Strategic Bond Trust
                                              15%               Global Bond Trust



NONE OF THE MODEL ALLOCATIONS IS A FUND-OF-FUNDS. A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

We also reserve the right to limit the actual percentages you may allocate to certain Investment Options under the Model Allocation, to require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocation, to limit your ability to transfer between existing Investment Options and/or to require you to periodically rebalance existing variable Investment Accounts to the percentages we require.

FEATURES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS (AVAILABLE WITH VENTURE(R) FREEDOM CONTRACTS ONLY)


Income Plus for Life


OVERVIEW. The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount Adjustment." We also may increase the Lifetime Income Amount if you make additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will reduce the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base minus the amount of the withdrawal (including related withdrawal charges).

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset (i.e., reduce) the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the amount of the withdrawal is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will deduct the entire amount of the Excess Withdrawal (including any withdrawal charges) from the Benefit Base and compare the reduced Benefit Base to your Contract Value after the withdrawal. We next Reset the Benefit Base to equal the lesser of:

     -    the reduced Benefit Base; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" below). The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:


     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

     - if you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:


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

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

     - the amount of the withdrawal (including applicable withdrawal charges); divided by

     -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable "Step-up" to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 70; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 6% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base on that date, we will automatically increase ("Step-up") the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees"). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Income Plus for Life Fee"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

"TARGET AMOUNT" ADJUSTMENT. When you purchase the Income Plus for Life, we establish a "Target Amount" for a potential increase in the Benefit Base on a "Target Date." For these purposes, the Target Date is the later of:


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

     - the end of the first 10 Contract Years while the Income Plus for Life is in effect; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 70.

The Target Amount is 200% of the initial Purchase Payment for your Contract. We will increase the Target Amount by 200% of all additional Purchase Payments made in the first Contract Year and 100% of all subsequent Purchase Payments you make, subject to our Purchase Payment limits, until the applicable target date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

If you take no withdrawals under your Contract from the Income Plus for Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the rider before the Covered Person attains age 59 1/2, and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

SETTLEMENT PHASE. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.


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

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                        THEN
IF A BENEFICIARY IS:    INCOME PLUS FOR LIFE:
--------------------    ---------------------
1. The decedent's       -    may continue if the Beneficiary elects to continue
spouse and the               the Contract within the time we permit under our
Covered Person is not        administrative rules. We will automatically
the deceased Owner           increase the Benefit Base to equal the initial
                             death benefit we determine, if the death benefit is
                             greater than the Benefit Base prior to our
                             determination. We will also recalculate the
                             Lifetime Income Amount to equal 5% of the
                             recalculated Benefit Base and will assess the Rider
                             Fee based on the recalculated Benefit Base.

                        - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                        - continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                             Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2. Not the deceased     -    may continue in the same manner as 1.
Owner's spouse and
the Covered Person is   -    enters its Settlement Phase if a subsequent
not the deceased             withdrawal would deplete the Contract Value to
Owner                        zero, and the remaining Lifetime Income Amount for
                             the year of withdrawal is still greater than zero.

                        - does not continue to be eligible for any Bonus amounts and Step-ups. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3. The deceased         -    ends without any further benefit.
Owner's spouse and
the Covered Person is   -    we may determine to offer a new guaranteed minimum
the deceased Owner           withdrawal death benefit Rider to the Beneficiary,
                             subject to our current administrative rules and
                             subject to Rider's then current fees, but we
                             provide no assurance that we will do so.

4. Not the deceased     -    ends without any further benefit.
Owner's spouse and
the Covered Person is
the deceased Owner


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

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider Fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Income Plus for Life.


Income Plus for Life - Joint Life (not available in New York or for non-Qualified Contracts in New Jersey)


OVERVIEW. The Income Plus for Life -
Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount Adjustment." We also may increase the Lifetime Income Amount if you make additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will reduce the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base minus the amount of the withdrawal (including related withdrawal charges) for that Contract Year.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you


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

take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset (i.e., reduce) the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the amount of the withdrawal is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will deduct the entire amount of the Excess Withdrawal (including any withdrawal charges) from the Benefit Base and compare the reduced Benefit Base to your Contract Value after the withdrawal. We next Reset the Benefit Base to equal the lesser of:

     -    the reduced Benefit Base; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Calculation of Benefit Base.") The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

     - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:


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

     - the amount of the withdrawal (including applicable withdrawal charges); divided by

     -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable "Step-up" to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 70; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 6% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base on that date, we will automatically increase ("Step-up") the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees"). The recalculated Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

"TARGET AMOUNT" ADJUSTMENT. When you purchase the Income Plus for Life - Joint Life Rider, we establish a "Target Amount" for a potential increase in the Benefit Base on a "Target Date." For these purposes, the Target Date is the later of:


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

     -    the end of the first 10 Contract Years while the Income Plus for Life
          - Joint Life Rider is in effect; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 70.

The Target Amount is 200% of the initial Purchase Payment for your Contract. We will increase the Target Amount by 200% of all additional Purchase Payments made in the first Contract Year and 100% of all subsequent Purchase Payments you make, subject to our Purchase Payment limits, until the applicable target date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life - Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life - Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life
- Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Income Plus for Life - Joint Life Rider Fee" below). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life - Termination" section, above.

You should consult with your financial professional to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

Principal Plus for Life

OVERVIEW. The optional Principal Plus for Life Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will


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

make this benefit available as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you take a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. After the Lifetime Income Date, we also will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. Similarly, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Principal Plus for Life Fee" and "Termination" sections below).

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.


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

BONUSES. We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during Principal Plus for Life's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Effects of Withdrawals" below); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount. The Guaranteed Withdrawal Amount will equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. The Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee (see "Principal Plus for Life Fee"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Principal Plus for Life Fee"). If you decline the Step-up, the fee rate will not be increased.


The Step-up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)


If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").


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

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Principal Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as excess withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE. We automatically make settlement payments during Principal Plus for Life's "Settlement Phase." The Settlement Phase begins if total withdrawals during the Contract Year, are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments and we will not deduct any charge for the Principal Plus for Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Effect of Withdrawals").

     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.


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

     - After the Life Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Effect of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                         THEN
IF A BENEFICIARY IS:     PRINCIPAL PLUS FOR LIFE:
--------------------     ------------------------
1. The deceased          -    Does not continue with respect to the Lifetime
Owner's spouse and            Income Amount, but continues with respect to the
the deceased Owner is         Guaranteed Withdrawal Amount if the death benefit
the Covered Person            or the Guaranteed Withdrawal Balance is greater
                              than zero. We will automatically Step-up the
                              Guaranteed Withdrawal Balance to equal the initial
                              death benefit we determine, if greater than the
                              Guaranteed Withdrawal Balance prior to the death
                              benefit.

                         - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                         - Continues to impose the Principal Plus for Life fee.

                         - Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2. Not the deceased      Continues in the same manner as 1., except that
Owner's spouse and       Principal Plus for Life does not continue to be
the deceased Owner is    eligible for any remaining Bonuses and Step-ups, other
the Covered Person       than the initial Step-up of the Guaranteed Withdrawal
                         Balance to equal the death benefit, if greater than the
                         Guaranteed Withdrawal Balance prior to the death
                         benefit. We will permit the Beneficiary to opt out of
                         the initial death benefit Step-up, if any, if we
                         increase the rate of the Principal Plus for Life fee at
                         that time.

3. The deceased          Continues in the same manner as 1., except that
Owner's spouse and       Principal Plus for Life continues with respect to the
the deceased Owner is    Lifetime Income Amount for the Beneficiary. If the
not the Covered Person   Lifetime Income Amount has not been determined prior to
                         the payment of any portion of the death benefit, we
                         will determine the initial Lifetime Income Amount on an
                         anniversary of the date we determine the death benefit
                         after the Covered Person has reached age 59 1/2.

4. Not the deceased      Continues in the same manner as 1., except that
Owner's spouse and       Principal Plus for Life continues with respect to the
the deceased Owner is    Lifetime Income Amount for the Beneficiary. If the
not the Covered          Lifetime Income Amount has not been determined prior to
Person                   the payment of any portion of the death benefit, we
                         will determine the initial Lifetime Income Amount on an
                         anniversary of the date we determine the death benefit
                         after the Covered Person has reached age 59 1/2.

                         In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed
                         Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


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

TERMINATION. You may not terminate the Principal Plus for Life Rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option under the Contract begins;

     - the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or o termination of the Contract.

The addition of Principal Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore, Principal Plus for Life limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Principal Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Principal Plus for Life.

Principal Plus for Life Plus Automatic Annual Step-up

OVERVIEW. This version of the Principal Plus for Life optional benefit Rider is the same as the standard Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees," above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect additional Purchase Payments (see "Purchase Payments" above).

BONUSES. Please refer to the description of Principal Plus for Life - "Bonuses" above for information on Bonus qualification and effect.


STEP-UPS. If you elect this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-up of Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)


Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described under "Principal Plus for Life - Step-up of Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount." We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the Adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20% of the Adjusted Guaranteed Withdrawal Balance.

You should consult with your financial professional to assist you in determining whether the Principal Plus for Life Plus Automatic Annual Step-up Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and there is no assurance that your Contract Value will be sufficient on any Step-up date to receive an increase (Step-up) in the guarantees we provide under the Rider. The amount that may be provided by more frequent Step-up dates under the Principal Plus for Life Plus Automatic Annual Step-up Rider, may, over time, be more than offset by the additional fees and charges associated with this Rider compared to the Principal Plus for Life Rider Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, requires the Covered Person to attain age 59 1/2 and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors which are outlined in the Prospectus before purchasing a Principal Plus for Life Plus Automatic Annual Step-up Rider.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Automatic Annual Step-up.

ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options; and

     - as long as the oldest Owner of a Contract is not age 80 or older at the time of purchase. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

     (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit


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

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix C: "Guaranteed Minimum Withdrawal Benefit Riders Examples" to the Prospectus). Please consult with your tax advisor.

The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. CHARGES AND DEDUCTIONS


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.


For information on the optional benefits fees, see "VI. Optional Benefits."

VENTURE(R) FREEDOM CONTRACT WITHDRAWAL CHARGES

If you make a withdrawal from your Venture(R) Freedom Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free withdrawal amounts" described below or iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.

We first allocate a withdrawal to a "free withdrawal amount" and second to "unliquidated Purchase Payments." We do not impose a withdrawal charge on amounts allocated to a free withdrawal amount. In any Contract Year, the free withdrawal amount for that year is the greater of:

- 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

- the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                          VENTURE(R) FREEDOM CONTRACTS
                            MAXIMUM WITHDRAWAL CHARGE
                     (as a percentage of Purchase Payments)

First Year     6%
Second Year    6%
Third Year     5%
Fourth Year    4%
Fifth Year     3%
Sixth Year     2%
Seventh Year   1%
Thereafter     0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct the withdrawal charge from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when we deduct it from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Maturity Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home

(John Hancock USA Venture(R) Freedom Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

- the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

-    the confinement began at least one year after the Contract Date;

-    confinement was prescribed by a "Physician";

- both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal;

- the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

ANNUAL CONTRACT FEE - APPLICABLE TO VENTURE(R) FREEDOM AND VENTURE(R) FREEDOM WITH FULL ACCESS OPTION CONTRACTS

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value.

If the entire Contract is withdrawn on other than the last day of any Contract Year, the $30 administration fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES - APPLICABLE TO VENTURE(R) FREEDOM AND VENTURE(R) FREEDOM WITH FULL ACCESS OPTION CONTRACTS

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Full Access Fee

We designed Venture(R) Freedom with Full Access Option to provide you access to your Contract Value without incurring additional withdrawal or surrender charges. This design exposes us to the risk that Contract owners will withdraw their assets or surrender the Contracts more frequently than owners of contracts with withdrawal or surrender charges. Therefore, we assume the risk that the period during which we collect administration charges may be insufficient to cover actual expenses. We also assume an increased expense risk because Venture(R) Freedom with Full Access Option Contracts do not have withdrawal charges to cover actual expenses. To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 0.50% of the value of the Variable Investment Options on an annual basis. Even if this rate is not sufficient to cover our actual expenses, we guarantee that we will not increase the amount of the full access fees. On the other hand, if the fees collected prove more than sufficient to meet this cost, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge (in the case of Venture(R) Freedom Contracts) may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 0.95% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

- We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

- We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

- We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

- We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

- We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

- There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                  PREMIUM TAXES
            -------------------------
STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA             0.50%         2.35%
GUAM           4.00%         4.00%
ME(1)          0.00%         2.00%
NV             0.00%         3.50%
PR             1.00%         1.00%
SD(2)          0.00%        1.25%(2)
WV             1.00%         1.00%
WY             0.00%         1.00%


(1)    We pay premium tax upon receipt of Purchase Payment.

(2)    0.80% on Purchase Payments in excess of $500,000.

                            VIII. FEDERAL TAX MATTERS

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contracts is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.


When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case.

Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.)


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Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.


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When we issue a Contract in connection with a Qualified Plan, we will amend the
Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.



Rollovers and Transfers



If permitted under your plan, you may make a distribution:



     - from a traditional IRA and make a "tax free" rollover to another traditional IRA;



     - from a traditional IRA and make a "tax free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax free" rollover to a traditional IRA; or



     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax free" rollover to any such plans.


     - from a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and

     - from a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.


In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may if permitted by the plan, directly roll over the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.



Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct transfer to a Roth IRA, however, will be treated as an eligible rollover distribution that may be subject to withholding (see "Conversions and Rollovers to Roth IRAs," below).



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



     -    you have adjusted gross income over $100,000; or



     -    you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.



Loans



We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax adviser regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Puerto Rico Contracts Issued to Fund Retirement Plans




The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.


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                               IX. GENERAL MATTERS

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from those participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc. or "NASD").

We offer the Contracts for sale through certain broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.


The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual


                                       74

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selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Venture(R) Freedom Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. Compensation with respect to Venture(R) Freedom with Full Access Option Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 3.00% of Purchase Payments, and JH Distributors may pay ongoing compensation at an annual rate of up to 1.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. [We provide additional information on special compensation or reimbursement arrangements, including a list of firms authorized to distribute the Contracts and to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request.] Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.


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                APPENDIX A: EXAMPLES OF CALCULATION OF VENTURE(R)
                       FREEDOM CONTRACT WITHDRAWAL CHARGE

The following examples assume an initial Purchase Payment of $30,000 and a subsequent Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all purchase payments: .10 x ($30,000+$20,000) = $5,000,
               or

          -    Earnings equal to the Contract Value minus unliquidated Purchase
               Payments: $60,000 - $50,000 = $10,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all Purchase Payments: .10 x ($30,000+$20,000) = $5,000,
               or

          -    Earnings equal to the Contract Value minus unliquidated Purchase
               Payments: $35,000 - $50,000 = $-15,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $15,000 = $900

          -    The total withdrawal charge is $1,500 + $900 = $2,400

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount for the partial, which equals the greater of

          -    10% of all Purchase Payments = .10 x ($30,000+$20,000) = $5,000,
               or

          -    Earnings equal to the Contract Value minus unliquidated Purchase
               Payments: $52,000 - $50,000 = $2,000

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

          - 10% of all Purchase Payments reduced by prior withdrawals during the year: .10 x ($30,000+$20,000) - $5,000 = $0, or

          -    Earnings equal to the Contract Value minus unliquidated Purchase
               Payments: $49,000 - $50,000 = $-1,000

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the contract

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700

               APPENDIX B: VENTURE(R) FREEDOM CONTRACT GUARANTEED
                       MINIMUM WITHDRAWAL BENEFIT EXAMPLES

The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLES 1A, 1B, 1C AND 1D DEMONSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                                                                 BENEFIT
                           LIFETIME                              BASE ON
                PURCHASE    INCOME    WITHDRAWAL                 CONTRACT
CONTRACT YEAR   PAYMENTS    AMOUNT       TAKEN     BONUS       ANNIVERSARY
-------------   --------   --------   ----------   -----       -----------
   At issue     $100,000    N/A         $    0     $   0       $100,000(1)
      1                0    N/A              0     6,000(2)     106,000(3)
      2                0    N/A              0     6,000        112,000
      3                0    N/A              0     6,000        118,000
      4                0    N/A              0     6,000        124,000
      5                0    N/A              0     6,000        130,000
      6                0    N/A              0     6,000        136,000
      7                0    N/A              0     6,000        142,000
      8                0    N/A              0     6,000        148,000
      9                0    N/A              0     6,000        154,000
      10               0    N/A              0     6,000        160,000
      11               0   8,000(4)      8,000         0        160,000
      12               0   8,000         8,000         0        160,000
      13               0   8,000         8,000         0        160,000
      14               0   8,000         8,000         0        160,000
      15               0   8,000         8,000         0        160,000
      20               0   8,000         8,000         0        160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Benefit Base. The bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the bonus increased by the amount of the bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000)

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                  LIFETIME INCOME                BENEFIT BASE ON     LIFETIME INCOME
                PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL       CONTRACT      AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN       ANNIVERSARY         ANNIVERSARY
-------------   --------    ------------------   ----------------   ----------   ---------------   ------------------
   At issue     $100,000        $100,000             $5,000           $   --         $100,000            $5,000
      1           10,000(1)      110,000(1)           5,500(1)         5,500          110,000             5,500
      2           10,000(2)      114,500(2)           5,725(2)         5,725          114,500             5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 +($10,000-$5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).


EXAMPLE 1C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.



                           LIFETIME INCOME                HYPOTHETICAL CONTRACT
                             AMOUNT AFTER                   VALUE ON CONTRACT     BENEFIT BASE
                PURCHASE       PURCHASE      WITHDRAWAL    ANNIVERSARY PRIOR TO    ON CONTRACT
CONTRACT YEAR   PAYMENTS       PAYMENT         TAKEN            RIDER FEE          ANNIVERSARY
-------------   --------   ---------------   ----------   ---------------------   ------------
   At issue     $100,000          --              --                 --            $100,000
      1                0      $5,000          $5,000           $102,000             102,000(1)
      2                0       5,100(1)        5,100(1)         103,514             103,514
      3                0       5,176           5,176            105,020             105,020
      4                0       5,251           5,251             94,013(2)          105,020(2)
      5                0       5,251           5,251             78,793             105,020


(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 1c, but with a withdrawal of $10,000 at the end of year 4.


                           LIFETIME INCOME                HYPOTHETICAL CONTRACT
                             AMOUNT AFTER                   VALUE ON CONTRACT     BENEFIT BASE
                PURCHASE       PURCHASE      WITHDRAWAL    ANNIVERSARY PRIOR TO    ON CONTRACT
CONTRACT YEAR   PAYMENTS       PAYMENT          TAKEN           RIDER FEE          ANNIVERSARY
-------------   --------   ---------------   ----------   ---------------------   ------------
   At issue     $100,000         --                --                  --          $100,000
      1                0      $5,000           $5,000            $102,000           102,000
      2                0       5,100(1)         5,100             103,514           103,514
      3                0       5,176            5,176             105,020           105,020
      4                0       5,251           10,000              89,264            89,264(1)
      5                0       4,463(1)         4,463              75,307            89,264


(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,264) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020-10,000 = $95,020). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,264 = $4,463).

EXAMPLES 2A, 2B, 2C AND 2D DEMONSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                           LIFETIME                          BENEFIT BASE
                PURCHASE    INCOME    WITHDRAWAL              ON CONTRACT
CONTRACT YEAR   PAYMENTS    AMOUNT      TAKEN       BONUS     ANNIVERSARY
-------------   --------   --------   ----------   ------    ------------
   At issue     $100,000      N/A       $    0     $    0     $100,000(1)
       1               0      N/A            0      6,000(2)   106,000(3)
       2               0      N/A            0      6,000      112,000
       3               0      N/A            0      6,000      118,000
       4               0      N/A            0      6,000      124,000
       5               0      N/A            0      6,000      130,000
       6               0      N/A            0      6,000      136,000
       7               0      N/A            0      6,000      142,000
       8               0      N/A            0      6,000      148,000
       9               0      N/A            0      6,000      154,000
      10               0      N/A            0      6,000      160,000
      11               0    7,600(4)     7,600          0      160,000
      12               0    7,600        7,600          0      160,000
      13               0    7,600        7,600          0      160,000
      14               0    7,600        7,600          0      160,000
      15               0    7,600        7,600          0      160,000
      20               0    7,600        7,600          0      160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider Fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600)

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                                                                                         LIFETIME
                               BENEFIT    LIFETIME INCOME                  BENEFIT       INCOME
                             BASE AFTER     AMOUNT AFTER                   BASE ON      AMOUNT ON
                 PURCHASE     PURCHASE        PURCHASE      WITHDRAWAL     CONTRACT      CONTRACT
CONTRACT YEAR    PAYMENTS      PAYMENT        PAYMENT          TAKEN     ANNIVERSARY   ANNIVERSARY
-------------   ---------    ----------   ---------------   ----------   -----------   -----------
  At issue      $ 100,000    $100,000        $4,750               --       $100,000       $5,000
      1            10,000(1)  110,000(1)      5,225(1)        $5,225        110,000        5,225
      2            10,000(2)  114,775(2)      5,452(2)         5,452        114,775        5,452


(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 +($10,000-$5,225) = $114,775) The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                          HYPOTHETICAL
                                                            CONTRACT
                                                            VALUE ON
                           LIFETIME INCOME                  CONTRACT
                             AMOUNT AFTER                  ANNIVERSARY   BENEFIT BASE
                PURCHASE       PURCHASE      WITHDRAWAL     PRIOR TO      ON CONTRACT
CONTRACT YEAR   PAYMENTS       PAYMENT         TAKEN        RIDER FEE     ANNIVERSARY
-------------   --------   ---------------   ----------   ------------   ------------
  At issue      $100,000          --              --             --       $100,000
      1                0      $4,750          $4,750       $102,250        102,250
      2                0       4,857(1)        4,857(1)     104,025        104,025(1)
      3                0       4,941           4,941        105,800        105,800
      4                0       5,026           5,026         94,977(2)     105,800(2)
      5                0       5,026           5,026         79,882        105,800


(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.


                                                          HYPOTHETICAL
                                                            CONTRACT
                                                            VALUE ON
                           LIFETIME INCOME                  CONTRACT
                             AMOUNT AFTER                  ANNIVERSARY   BENEFIT BASE
                PURCHASE       PURCHASE      WITHDRAWAL     PRIOR TO      ON CONTRACT
CONTRACT YEAR   PAYMENTS       PAYMENT          TAKEN       RIDER FEE     ANNIVERSARY
-------------   --------   ---------------   ----------   ------------   ------------
   At issue     $100,000          --                --            --      $100,000
      1                0      $4,750           $ 4,750      $102,250       102,250
      2                0       4,857             4,857       104,025       104,025
      3                0       4,941             4,941       105,800       105,800
      4                0       5,026            10,000        90,002        90,002(1)
      5                0       4,275(1)          4,275        76,156        90,002


(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,026. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,002) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,800-$10,000 = $95,800). The Lifetime Income Amount will equal 4.75% of the new Benefit Base (.0475 x $90,002 = $4,275).

EXAMPLES 3A, 3B, 3C AND 3D DEMONSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                                            GUARANTEED
                           GUARANTEED                                                   WITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL   LIFETIME INCOME                                     ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT          AMOUNT       WITHDRAWAL TAKEN     BONUS        ANNIVERSARY
-------------   --------   ----------   ---------------   ----------------   --------   ------------------
  At issue      $100,000     N/A              N/A              $  0          $    0        $100,000(1)
      1                0   $5,000(1)          N/A                 0           5,000(2)      105,000(3)
      2                0    5,250(3)          N/A                 0           5,000         110,000
      3                0    5,500             N/A                 0           5,000         115,000
      4                0    5,750             N/A                 0           5,000         120,000
      5                0    6,000             N/A                 0           5,000         125,000
      6                0    6,250             N/A                 0           5,000         130,000
      7                0    6,500             N/A                 0           5,000         135,000
      8                0    6,750             N/A                 0           5,000         140,000
      9                0    7,000             N/A                 0           5,000         145,000
     10                0    7,250             N/A                 0           5,000         150,000
     11                0    7,500           7,500(4)            7,500             0         142,500
     12                0    7,500            7,500              7,500             0         135,000
     13                0    7,500            7,500              7,500             0         127,500
     14                0    7,500            7,500              7,500             0         120,000
     15                0    7,500            7,500              7,500             0         112,500
     20                0    7,500            7,500              7,500             0          75,000
     25                0    7,500            7,500              7,500             0          37,500
     30                0    7,500            7,500              7,500             0               0
     31+               0        0            7,500              7,500             0               0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider Fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                                                   LIFETIME INCOME                      BENEFIT BASE ON    LIFETIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER                            CONTRACT      AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY        ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------------   ---------------   ------------------
    At issue    $100,000         $100,000             $5,000                --             $100,000            $5,000
        1         10,000(1)       110,000(1)           5,500(1)          $5,500             104,500             5,500
        2         10,000(2)       114,500(2)           5,725(2)           5,725             108,775             5,725


(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 3C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3,


                                                                                        HYPOTHETICAL
                              GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                              WITHDRAWAL       AMOUNT AFTER                              CONTRACT              GUARANTEED
                PURCHASE     AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT       PAYMENT       WITHDRAWAL TAKEN        RIDER FEE         CONTRACT ANNIVERSARY
-------------   --------   ----------------   ---------------   ----------------   --------------------   ---------------------
  At issue      $100,000           --                --                 --                     --                $100,000
      1                0        $5,000           $5,000             $5,000               $102,000                  95,000
      2                0         5,000            5,000              5,000                103,828                  90,000
      3                0         5,000            5,000              5,000                105,781                 105,781(1)
      4                0        5,289 (2)         5,289(2)           5,289                 94,946                 100,492


(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.


                                                                                       HYPOTHETICAL
                              GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                              WITHDRAWAL       AMOUNT AFTER                              CONTRACT              GUARANTEED
                PURCHASE     AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT       PAYMENT       WITHDRAWAL TAKEN        RIDER FEE         CONTRACT ANNIVERSARY
-------------   --------   ----------------   ---------------   ----------------   --------------------   ---------------------
  At issue      $100,000           --                  --                  --                  --                $100,000
      1                0       $5,000             $5,000             $5,000              $102,000                  95,000
      2                0        5,000              5,000              5,000               103,828                  90,000
      3                0        5,000              5,000              5,000               105,781                 105,781
      4                0        5,289              5,289             10,000                90,235                  90,235(1)
      5                0        4,512(1)           4,512(1)           4,512                76,319                  85,723


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781-$10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 4A, 4B, 4C AND 4D DEMONSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.

EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.


                                                                                         GUARANTEED
                                                                                         WITHDRAWAL
                           GUARANTEED                                                     BALANCE
                PURCHASE   WITHDRAWAL   LIFETIME INCOME                                 ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT          AMOUNT       WITHDRAWAL TAKEN    BONUS     ANNIVERSARY
-------------   --------   ----------   ---------------   ----------------   ------     -----------
   At issue     $100,000      N/A             N/A              $    0        $    0     $100,000(1)
      1                0    5,000(1)          N/A                   0         5,000(2)   105,000(3)
      2                0    5,250(3)          N/A                   0         5,000      110,000
      3                0    5,500             N/A                   0         5,000      115,000
      4                0    5,750             N/A                   0         5,000      120,000
      5                0    6,000             N/A                   0         5,000      125,000
      6                0    6,250             N/A                   0         5,000      130,000
      7                0    6,500             N/A                   0         5,000      135,000
      8                0    6,750             N/A                   0         5,000      140,000
      9                0    7,000             N/A                   0         5,000      145,000
     10                0    7,250             N/A                   0         5,000      150,000
     11                0    7,500          $7,500(4)            7,500             0      142,500
     12                0    7,500           7,500               7,500             0      135,000
     13                0    7,500           7,500               7,500             0      127,500
     14                0    7,500           7,500               7,500             0      120,000
     15                0    7,500           7,500               7,500             0      112,500
     20                0    7,500           7,500               7,500             0       75,000
     25                0    7,500           7,500               7,500             0       37,500
     30                0    7,500           7,500               7,500             0            0
     31+               0        0           7,500               7,500             0            0


(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider Fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                                                LIFETIME INCOME                    BENEFIT BASE ON    LIFETIME INCOME
                 PURCHASE  BENEFIT BASE AFTER    AMOUNT AFTER                          CONTRACT     AMOUNT ON CONTRACT
CONTRACT YEAR    PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT  WITHDRAWAL TAKEN    ANNIVERSARY        ANNIVERSARY
-------------  ----------  ------------------  ----------------  ----------------  ---------------  ------------------
  At issue     $100,000       $ 100,000           $ 5,000                --            $100,000           $5,000
      1          10,000(1)      110,000(1)          5,500(1)          $5,500            104,500            5,500
      2          10,000(2)      114,500(2)          5,725(2)           5,725            108,775            5,725



(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 +$10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).


     EXAMPLE 4C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3,



                                                                                  HYPOTHETICAL
                            GUARANTEED     LIFETIME INCOME                     CONTRACT VALUE ON
                            WITHDRAWAL      AMOUNT AFTER                            CONTRACT              GUARANTEED
               PURCHASE    AMOUNT AFTER       PURCHASE                        ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT      PAYMENT      WITHDRAWAL TAKEN       RIDER FEE         CONTRACT ANNIVERSARY
-------------  --------  ----------------  ---------------  ----------------  --------------------  ---------------------
   At issue    $100,000           --                --               --                   --              $100,000
      1               0       $5,000            $5,000           $5,000             $102,000               102,000(1)
      2               0        5,100(2)          5,100            5,100              103,514               103,514
      3               0        5,176             5,176            5,176              105,020               105,020
      4               0        5,251             5,251            5,251               94,012                99,769


(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000-$5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000), or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.


                                                                                  HYPOTHETICAL
                            GUARANTEED     LIFETIME INCOME                     CONTRACT VALUE ON
                            WITHDRAWAL      AMOUNT AFTER                            CONTRACT              GUARANTEED
               PURCHASE    AMOUNT AFTER       PURCHASE                        ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT      PAYMENT      WITHDRAWAL TAKEN       RIDER FEE         CONTRACT ANNIVERSARY
-------------  --------  ----------------  ---------------  ----------------  --------------------  ---------------------
   At issue    $100,000           --                --               --                   --              $100,000
      1               0       $5,000            $5,000           $5,000             $102,000               102,000
      2               0        5,100             5,100            5,100              103,514               103,514
      3               0        5,176             5,176            5,176              105,020               105,020
      4               0        5,251             5,251           10,000               89,263                89,263(1)
      5               0        4,463(1)          4,463(1)         4,463               75,307                84,800


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020-$10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

                        APPENDIX C: QUALIFIED PLAN TYPES

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a traditional IRA or another Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that such rollover consists of designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information


                                                            dated April 28, 2008


                            (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       STATEMENT OF ADDITIONAL INFORMATION
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:

                      PROSPECTUS ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
 Venture Freedom and Venture Freedom With Full Access Option Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078



JHNY SEP ACCT A SAI 04/08

                                Table of Contents


GENERAL INFORMATION AND HISTORY ..........................................     3
SERVICES .................................................................     3
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .........................     3
   SERVICING AGENT .......................................................     3
   PRINCIPAL UNDERWRITER .................................................     3
   Special Compensation and Reimbursement Arrangements ...................     4
LEGAL AND REGULATORY MATTERS .............................................     5
APPENDIX A: AUDITED FINANCIAL STATEMENTS .................................   A-1

                         General Information and History


John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuity Service Center located at 601 Congress Street, Boston, Massachusetts 02210164 Corporate Drive, Portsmouth, NH 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006, and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments we are willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.


We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.


Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.


We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2007, 2006, and 2005

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm............................................................. F-2

Audited Consolidated Financial Statements:..........................................................................

Consolidated Balance Sheets as of December 31, 2007 and 2006........................................................
                                                                                                                     F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005.............................
                                                                                                                     F-4

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31, F-5
  2007, 2006, and 2005..............................................................................................

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005.........................
                                                                                                                     F-6

Notes to Consolidated Financial Statements..........................................................................
                                                                                                                     F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                         December 31,
                                                       -----------------
                                                         2007     2006
                                                       -------- --------
                                                                Restated
                                                         (in millions)
        Assets

        Investments
        Fixed maturities:
           Available-for-sale - at fair value
             (cost: 2007 - $13,050; 2006 - $11,187)... $ 13,689 $ 11,629
        Equity securities:
           Available-for-sale - at fair value
             (cost: 2007 - $781; 2006 - $840).........      956    1,022
        Mortgage loans on real estate.................    2,414    2,446
        Real estate...................................    1,543    1,401
        Policy loans..................................    2,519    2,340
        Short term investments........................    2,723      645
        Other invested assets.........................      325      144
                                                       -------- --------
           Total Investments..........................   24,169   19,627

        Cash and cash equivalents.....................    3,345    4,112
        Accrued investment income.....................      310      247
        Deferred policy acquisition costs.............    5,664    4,655
        Deferred sales inducements....................      264      235
        Amounts due from and held for affiliates......    2,967    2,886
        Reinsurance recoverable.......................    1,390    1,295
        Other assets..................................    1,259    1,276
        Separate account assets.......................  105,380   90,462
                                                       -------- --------
           Total Assets............................... $144,748 $124,795
                                                       ======== ========
        Liabilities and Shareholder's Equity

        Liabilities:

        Future policy benefits........................ $ 24,594 $ 22,379
        Policyholders' funds..........................      300      298
        Unearned revenue..............................      543      766
        Unpaid claims and claim expense reserves......      720      704
        Dividends payable to policyholders............      210      200
        Amounts due to affiliates.....................    4,615    2,996
        Deferred income tax liability.................    1,000      812
        Other liabilities.............................    2,002    1,492
        Separate account liabilities..................  105,380   90,462
                                                       -------- --------
           Total Liabilities..........................  139,364  120,109

        Shareholder's Equity:

        Capital stock.................................        5        5
        Additional paid in capital....................    2,222    2,216
        Retained earnings.............................    2,572    1,988
        Accumulated other comprehensive income........      585      477
                                                       -------- --------
           Total Shareholder's Equity.................    5,384    4,686
                                                       -------- --------
           Total Liabilities and Shareholder's Equity. $144,748 $124,795
                                                       ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                     For the years ended December 31,
                                                                                     --------------------------------
                                                                                      2007       2006        2005
                                                                                      ------   --------    --------
                                                                                               Restated    Restated
                                                                                          (in millions)
Revenues

   Premiums......................................................................... $  875     $1,014      $  870
   Fee income.......................................................................  3,262      2,483       1,769
   Net investment income............................................................  1,337      1,163       1,169
   Net realized investment and other gains..........................................    162         32         231
                                                                                      ------    ------      ------
       Total revenues...............................................................  5,636      4,692       4,039

Benefits and expenses

   Benefits to policyholders........................................................  2,375      1,889       1,579
   Other operating costs and expenses...............................................  1,269      1,117         921
   Amortization of deferred policy acquisition costs and deferred sales inducements.    584        536         327
   Dividends to policyholders.......................................................    416        395         400
                                                                                      ------    ------      ------
       Total benefits and expenses..................................................  4,644      3,937       3,227

Income before income taxes..........................................................    992        755         812
Income taxes........................................................................    273        230         253
                                                                                      ------    ------      ------
Net income.......................................................................... $  719     $  525      $  559
                                                                                      ======    ======      ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                                           Accumulated
                                                                      Additional              Other         Total
                                                              Capital  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                               Stock   Capital   Earnings    Income        Equity       Shares
                                                              ------- ---------- -------- ------------- ------------- -----------
                                                                   (in millions, except for shares outstanding)       (thousands)
Balance at January 1, 2005 -- As previously reported.........   $5      $2,024    $1,062      $ 828        $3,919        4,829
   Restatements..............................................                         42        (90)          (48)
                                                                --      ------    ------      -----        ------        -----
Balance at January 1, 2005 -- Restated.......................    5       2,024     1,104        738         3,871        4,829
   Comprehensive income:.....................................
       Net income -- Restated................................                        559                      559
       Other comprehensive income, net of tax:...............
          Net unrealized investment losses --
            Restated.........................................                                  (104)         (104)
          Net losses on cash flow hedges.....................                                    (1)           (1)
          Minimum pension liability..........................                                   (21)          (21)
          Foreign currency translation adjustment --
            Restated.........................................                                   (87)          (87)
                                                                                                           ------
   Comprehensive income -- Restated..........................                                                 346
Capital contribution from parent.............................               13                                 13
Transactions with affiliates.................................                8                                  8
Dividend paid to parent......................................                       (200)                    (200)
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2005 -- Restated.....................   $5      $2,045    $1,463      $ 525        $4,038        4,829
                                                                ==      ======    ======      =====        ======        =====
Balance at January 1, 2006 -- Restated.......................   $5      $2,045    $1,463      $ 525        $4,038        4,829
   Comprehensive income:.....................................
       Net income -- Restated................................                        525                      525
       Other comprehensive income, net of tax:...............
          Net unrealized investment losses --
            Restated.........................................                                   (46)          (46)
          Minimum pension liability..........................                                     5             5
          Foreign currency translation adjustment --
            Restated.........................................                                    (5)           (5)
                                                                                                           ------
   Comprehensive income -- Restated..........................                                                 479
SFAS 158 transition adjustment...............................                                    (2)           (2)
Common stock issued to parent................................               71                                 71
Transaction with affiliate...................................               87                                 87
Stock options................................................               13                                 13
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2006 -- Restated.....................   $5      $2,216    $1,988      $ 477        $4,686        4,829
                                                                ==      ======    ======      =====        ======        =====
Balance at January 1, 2007 -- Restated.......................   $5      $2,216    $1,988      $ 477        $4,686        4,829
   Comprehensive income:.....................................
       Net income............................................                        719                      719
       Other comprehensive income, net of tax:...............
          Net unrealized investment gains....................                                   124           124
          Net losses on cash flow hedges.....................                                   (13)          (13)
          Change in funded status of pension plan and
            amortization of periodic pension costs...........                                     1             1
          Foreign currency translation adjustment............                                    (4)           (4)
                                                                                                           ------
   Comprehensive income......................................                                                 827
Dividend paid to parent......................................                       (135)                    (135)
Stock options................................................                6                                  6
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2007.................................   $5      $2,222    $2,572      $ 585        $5,384        4,829
                                                                ==      ======    ======      =====        ======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               For the years ended December 31,
                                                                                               -------------------------------
                                                                                                 2007        2006       2005
                                                                                                --------   --------   --------
                                                                                                           Restated   Restated
                                                                                                      (in millions)
Cash flows provided by (used in) operating activities:
   Net income................................................................................. $    719    $    525   $   559
       Adjustments to reconcile net income to net cash provided by (used in) operating activities:..........................................................................
       Net realized investment and other gains................................................     (162)        (32)     (231)
       Amortization of premium/discount - fixed maturities....................................        9          13        27
       Capitalization of deferred policy acquisition costs and deferred sales inducements.....   (1,700)     (1,154)     (976)
       Amortization of deferred policy acquisition costs and deferred sales inducements.......      584         536       327
       Depreciation and amortization..........................................................       26          26        27
       (Increase) decrease in accrued investment income.......................................      (63)         (1)       58
       Decrease (increase) in other assets and other liabilities, net.........................      371         507      (325)
       Increase (decrease) in policyholder liabilities and accruals, net......................      781         479      (397)
       Increase in deferred income tax liability..............................................      127         128       124
                                                                                                --------   --------   -------
       Net cash provided by (used in) operating activities....................................      692       1,027      (807)
Cash flows used in investing activities:
   Sales of:..................................................................................
       Fixed maturities available-for-sale....................................................    8,814       9,657     8,293
       Equity securities available-for-sale...................................................      304         355       153
   Maturities, prepayments and scheduled redemptions of:......................................
       Fixed maturities available-for-sale....................................................      485         658       230
       Mortgage loans on real estate..........................................................    1,453       1,105       508
       Real estate sold.......................................................................       --          27         9
   Cash received on sale of mortgage backed security to affiliate.............................       15          --        --
   Purchases of:..............................................................................
       Fixed maturities available-for-sale....................................................  (11,150)    (10,327)   (9,294)
       Equity securities available-for-sale...................................................     (229)       (690)     (261)
       Other invested assets..................................................................     (121)        (74)       (6)
   Mortgage loans on real estate issued.......................................................   (1,409)     (1,128)     (529)
   Purchases of real estate...................................................................     (168)        (16)      (35)
   Net purchases of short-term investments....................................................   (2,013)       (162)     (112)
   Other, net.................................................................................     (249)       (281)      368
                                                                                                --------   --------   -------
       Net cash used in investing activities..................................................   (4,268)       (876)     (676)
Cash flows provided by financing activities:
   Common stock issued to parent..............................................................       --          71        --
   Capital contribution from parent...........................................................       --          --        13
   Cash received on sale of real estate to affiliate..........................................       --         150        --
   Net cash transferred related to Taiwan operations..........................................       --          --       (24)
   Universal life and investment-type contract deposits.......................................    2,748       2,832     2,144
   Universal life and investment-type contract maturities and withdrawals.....................     (509)     (1,266)     (938)
   Net transfers to separate accounts from policyholders funds................................     (881)       (433)     (341)
   Unearned revenue on financial reinsurance..................................................     (149)        (49)       49
   Increase in amounts due to/from affiliates, net............................................    1,768          14     1,869
   Excess tax benefits related to share based payments........................................        2           2        --
   Net reinsurance recoverable................................................................      (35)         49        20
   Dividend paid to parent....................................................................     (135)         --      (200)
                                                                                                --------   --------   -------
   Net cash provided by financing activities..................................................    2,809       1,370     2,592
   Net (decrease) increase in cash and cash equivalents.......................................     (767)      1,521     1,109
Cash and cash equivalents at beginning of year................................................    4,112       2,591     1,482
                                                                                                --------   --------   -------
Cash and cash equivalents at end of year...................................................... $  3,345    $  4,112   $ 2,591
                                                                                                ========   ========   =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it's wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder's equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder's equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder's Equity for the years ended December 31, 2006 and 2005:

                                                                                   Prior to
                                                                                 Restatement* Adjustments Restated
                                                                                 ------------ ----------- --------
                                                                                           (in millions)
December 31, 2006
Deferred policy acquisition costs...............................................   $  4,701      $ (46)   $  4,655
Total assets....................................................................    124,841        (46)    124,795
Deferred income tax liability...................................................        762         50         812
Total liabilities...............................................................    120,059         50     120,109
Retained earnings...............................................................      1,922         66       1,988
Accumulated other comprehensive income..........................................        639       (162)        477
Total shareholder's equity......................................................      4,782        (96)      4,686
Total liabilities and shareholder's equity......................................    124,841        (46)    124,795
                                                                                   --------      -----    --------
December 31, 2005
Retained earnings...............................................................      1,410         53       1,463
Accumulated other comprehensive income..........................................        667       (142)        525
Total shareholder's equity......................................................      4,127        (89)      4,038
                                                                                   --------      -----    --------
January 1, 2005
Retained earnings...............................................................      1,062         42       1,104
Accumulated other comprehensive income..........................................        828        (90)        738
Total shareholder's equity......................................................      3,919        (48)      3,871
                                                                                   --------      -----    --------
For the year ended December 31, 2006
Net realized investment and other gains.........................................          5         27          32
Total revenue...................................................................      4,665         27       4,692
Amortization of deferred policy acquisition costs and deferred sales inducements        529          7         536
Total benefits and expenses.....................................................      3,930          7       3,937
Income before income taxes......................................................        735         20         755
Income taxes....................................................................        223          7         230
Net income......................................................................        512         13         525
                                                                                   --------      -----    --------
For the year ended December 31, 2005
Net realized investment and other gains.........................................        209         22         231
Total revenue...................................................................      4,017         22       4,039
Amortization of deferred policy acquisition costs and deferred sales inducements        322          5         327
Total benefits and expenses.....................................................      3,222          5       3,227
Income before income taxes......................................................        795         17         812
Income taxes....................................................................        247          6         253
Net income......................................................................        548         11         559

The consolidated statements of cash flows were restated as applicable for the items noted above.

* Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DSI was deemed recoverable.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the Closed Block.

JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1
Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159's objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company's consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity
(VIE), in which case VIE consolidated accounting rules should instead be followed. The Company's adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):


                                                       For the year ended
                                                          December 31,
                                                    -----------------------
                                                     2007    2006     2005
                                                    ------ -------- --------
                                                         (in millions)
   Net investment income
      Fixed maturities............................. $  798  $  730   $  705
      Equity securities............................     38      24       17
      Mortgage loans on real estate................    145     152      157
      Real estate..................................    100      98       92
      Policy loans.................................    185     166      202
      Short term investments.......................    145      61       29
      Other........................................      7      (8)       2
                                                    ------  ------   ------
      Gross investment income......................  1,418   1,223    1,204
          Less investment expenses.................     81      60       35
                                                    ------  ------   ------
   Net investment income........................... $1,337  $1,163   $1,169
                                                    ======  ======   ======

                                                           Restated Restated
                                                           -------- --------
   Net realized investment and other gains (losses)
      Fixed maturities............................. $   69  $  (27)  $  196
      Equity securities............................     38      44       20
      Mortgage loans on real estate................     13      13       20
      Real estate..................................     --       7       (2)
      Derivatives and other invested assets........     42      (5)      (3)
                                                    ------  ------   ------
   Net realized investment and other gains......... $  162  $   32   $  231
                                                    ======  ======   ======

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

                                                                                            December 31, 2007
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $10,364        $574      $(121)    $10,817
Asset-backed & mortgage-backed securities...................................        992          15         (2)      1,005
Obligations of states and political subdivisions............................         83           4         --          87
Debt securities issued by foreign governments...............................        893         145         --       1,038
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        718          24         --         742
                                                                                -------        ----      -----     -------
Total fixed maturities available-for-sale...................................     13,050         762       (123)     13,689
Equity securities...........................................................        781         193        (18)        956
                                                                                -------        ----      -----     -------
   Total fixed maturities and equity securities available-for-sale..........    $13,831        $955      $(141)    $14,645
                                                                                =======        ====      =====     =======

                                                                                            December 31, 2006
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $ 7,543        $477       $(64)    $ 7,956
Asset-backed & mortgage-backed securities...................................         35          --         (1)         34
Obligations of states and political subdivisions............................         10           1         --          11
Debt securities issued by foreign governments...............................         45           7         (1)         51
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................      3,554          26         (3)      3,577
                                                                                -------        ----       ----     -------
Total fixed maturities available-for-sale...................................     11,187         511        (69)     11,629
Equity securities...........................................................        840         187         (5)      1,022
                                                                                -------        ----       ----     -------
   Total fixed maturities and equity securities available-for-sale..........    $12,027        $698       $(74)    $12,651
                                                                                =======        ====       ====     =======

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

                                                  Amortized Cost Fair Value
                                                  -------------- ----------
                                                        (in millions)
    Available-for-Sale:
    Due in one year or less......................    $   386      $   387
    Due after one year through five years........      1,777        1,817
    Due after five years through ten years.......      3,967        4,042
    Due after ten years..........................      5,928        6,438
                                                     -------      -------
                                                      12,058       12,684
    Asset-backed and mortgage-backed securities..        992        1,005
                                                     -------      -------
       Total fixed maturities available-for-sale.    $13,050      $13,689
                                                     =======      =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006--$8 million) were on deposit with government authorities as required by law.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006 respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company's securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities' market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006 respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

                                Unrealized Losses on Fixed Maturity and Equity Securities

                                                                              As of December 31, 2007
                                                         ----------------------------------------------------------------
                                                          Less than 12 months    12 months or more           Total
                                                         --------------------  --------------------  --------------------
                                                          Carrying              Carrying              Carrying
                                                          Value of              Value of              Value of
                                                         Securities            Securities            Securities
                                                         with Gross            with Gross            with Gross
                                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                 Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury obligations and direct obligations of U.S.
  government agencies...................................   $    6      $ --      $   24      $ --      $   30     $  --
Federal agency mortgage-backed securities...............       99        (2)         32        --         131        (2)
Fixed maturity securities issued by foreign governments.       --        --           8        --           8        --
Corporate securities....................................    1,521       (50)      1,462       (71)      2,983      (121)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity securities......................    1,626       (52)      1,526       (71)      3,152      (123)
Equity securities.......................................      145       (18)         --        --         145       (18)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity and equity securities...........   $1,771      $(70)     $1,526      $(71)     $3,297     $(141)
                                                           ======      ====      ======      ====      ======     =====

                                Unrealized Losses on Fixed Maturity and Equity Securities

                                                                              As of December 31, 2006
                                                         ----------------------------------------------------------------
                                                          Less than 12 months    12 months or more           Total
                                                         --------------------  --------------------  --------------------
                                                          Carrying              Carrying              Carrying
                                                          Value of              Value of              Value of
                                                         Securities            Securities            Securities
                                                         with Gross            with Gross            with Gross
                                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                 Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury obligations and direct obligations of U.S.
  government agencies...................................   $  478      $ (2)     $   47      $ (1)     $  525     $  (3)
Federal agency mortgage-backed securities...............        7        --          17        (1)         24        (1)
Fixed maturity securities issued by foreign governments.       --        --          10        (1)         10        (1)
Corporate securities....................................    1,200       (26)      1,319       (38)      2,519       (64)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity securities......................    1,685       (28)      1,393       (41)      3,078       (69)
Equity securities.......................................       77        (3)         19        (2)         96        (5)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity and equity securities...........   $1,762      $(31)     $1,412      $(43)     $3,174     $ (74)
                                                           ======      ====      ======      ====      ======     =====

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reserve over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

                                 Balance at                      Balance at
                                 Beginning                         End of
    (in millions)                of Period  Additions Deductions   Period
    -------------                ---------- --------- ---------- ----------
    Year ended December 31, 2007     $3        $5         $5         $3
                                     --        --         --         --
    Year ended December 31, 2006     $5        $1         $3         $3
                                     --        --         --         --
    Year ended December 31, 2005     $7        $3         $5         $5
                                     --        --         --         --

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

                                                                    As of December 31,
                                                                    -----------------
                                                                    2007      2006
                                                                    ----      ----
                                                                    (in millions)
   Impaired mortgage loans on real estate with provision for losses $12       $12
   Provision for losses............................................  (3)       (3)
                                                                    ---       ---
   Net impaired mortgage loans on real estate...................... $ 9       $ 9
                                                                    ===       ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                            Years Ended December 31,
                                                            ------------------------
                                                            2007     2006    2005
                                                            ----     ----    ----
                                                            (in millions)
     Average recorded investment in impaired mortgage loans $12      $16     $31
     Interest income recognized on impaired mortgage loans. $--      $--     $--

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

     Collateral             Carrying    Geographic             Carrying
     Property Type           Amount     Concentration           Amount
     -------------        ------------- -------------------- -------------
                          (in millions)                      (in millions)
     Apartments..........    $  322     East North Central..    $  272
     Industrial..........       493     East South Central..        35
     Office buildings....       941     Middle Atlantic.....       441
     Retail..............       451     Mountain............       207
     Multi family........         4     New England.........       124
     Mixed use...........        74     Pacific.............       684
     Agricultural........        64     South Atlantic......       509
     Other...............        68     West North Central..        14
                                        West South Central..       131
     Allowance for losses        (3)    Allowance for losses        (3)
                             ------                             ------
     Total...............    $2,414     Total...............    $2,414
                             ======                             ======

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 - Derivatives and Hedging Instruments - (continued)


Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 - Derivatives and Hedging Instruments - (continued)


Outstanding derivative instruments were as follows:

                                                       As of December 31,
                                        ------------------------------------------------
                                                  2007                    2006
                                        ------------------------ -----------------------
                                        Notional Carrying Fair   Notional Carrying Fair
                                         Amount   Value   Value   Amount   Value   Value
                                        -------- -------- ------ -------- -------- -----
                                                         (in millions)
Assets:
Derivatives:
   Interest rate swap agreements.......  $1,653   $ 28.2  $ 28.2  $1,230   $33.8   $33.8
   Currency rate swap agreements.......   1,214    178.9   178.9   1,030    18.4    18.4
   Foreign exchange forward agreements.      89      8.9     8.9      38     0.2     0.2

Liabilities:
Derivatives:
   Interest rate swap agreements.......  $1,818   $ 22.1  $ 22.1  $1,893   $48.5   $48.5
   Currency rate swap agreements.......   1,567    276.4   276.4   1,128    45.1    45.1
   Equity Swaps........................     0.5      1.4     1.4      --      --      --
   Foreign exchange forward agreements.     212      8.8     8.8     323    10.4    10.4
   Embedded derivatives................       2       --      --       2      --      --

Note 4 - Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

                                                  For the Year Ended December 31,
                                                  -------------------------------
                                                  2007       2006       2005
                                                  ----       ----       ----
                                                   (in millions)
              Current taxes:
              Federal............................ $223       $ (7)      $128
                                                     ----      ----       ----
              Deferred taxes:
              Federal - Restated.................   50        237        125
                                                     ----      ----       ----
              Total income tax expense - Restated $273       $230       $253
                                                     ====      ====       ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 - Income Taxes - (continued)



A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

                                                       For the Year Ended December 31,
                                                       ------------------------------
                                                        2007       2006      2005
                                                         -----     ----      ----
                                                         (in millions)
      Tax at 35% -- Restated.......................... $ 348       $264      $284

      Add (deduct):
         Prior year taxes.............................   (43)        (4)       (9)
         Tax exempt investment income.................  (160)       (42)      (28)
         Unrecognized tax benefits....................   161          9         3
         Credits......................................   (35)        --        --
         Other........................................     2          3         3
                                                         -----       ----      ----
             Total income tax expense -- Restated..... $ 273       $230      $253
                                                         =====       ====      ====

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                            December 31,
                                                           ---------------
                                                            2007    2006
                                                           ------ --------
                                                                  Restated
                                                            (in millions)
     Deferred tax assets:
        Policy reserve adjustments........................ $  785  $  891
        Tax credits.......................................    139      79
        Net operating loss carryforwards..................     86      --
        Other.............................................     30       7
                                                           ------  ------
            Total deferred tax assets.....................  1,040     977
                                                           ------  ------
     Deferred tax liabilities:
        Deferred policy acquisition costs................. $1,147  $  974
        Unrealized gains on securities available-for-sale.    447     419
        Premiums receivable...............................     24      21
        Investments.......................................    303     236
        Reinsurance.......................................    104      97
        Other.............................................     15      42
                                                           ------  ------
            Total deferred tax liabilities................  2,040   1,789
                                                           ------  ------
            Net deferred tax liabilities.................. $1,000  $  812
                                                           ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 - Income Taxes - (continued)


As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                                  Amount of
                                                              Unrecognized Tax
                                                               Benefits as of
                                                              December 31, 2007
                                                              -----------------
                                                                (in millions)
 Balance as of January 1, 2007...............................       $230
 Additions based on tax positions related to the current year         77
 Reductions based on tax positions related to current year...         (7)
 Additions for tax positions of prior years..................         89
 Reductions for tax positions of prior years.................        (10)
                                                                    ----
 Balance as of December 31, 2007.............................       $379
                                                                    ====

Included in the balance as of December 31, 2007, are $ 291 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $ 88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions



The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO's parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions - (continued)



Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC
(MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company's additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company's 2005 Consolidated Statement of Income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions - (continued)



On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company's additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company's Liquidity Pool:

                                                  December 31, December 31,
                                                      2007         2006
                                                  ------------ ------------
     Affiliate                                          (in millions)
     The Manufacturers Investment Corporation....    $   25       $   62
     Manulife Holdings (Delaware) LLC............        36           --
     Manulife Reinsurance Ltd....................       158          308
     Manulife Reinsurance (Bermuda) Ltd..........       155          318
     Manulife Hungary Holdings KFT...............        48           33
     Manulife Insurance Company..................        31           51
     John Hancock Life Insurance Company.........     1,736          550
     John Hancock Variable Life Insurance Company        90          202
     John Hancock Insurance Company of Vermont...        95           71
     John Hancock Reassurance Co, Ltd............       271          236
     John Hancock Financial Services, Inc........       550           56
     The Berkeley Financial Group, LLC...........        12           28
     John Hancock Subsidiaries, LLC..............        68            4
                                                     ------       ------
        Total....................................    $3,275       $1,919
                                                     ======       ======

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                              For the years ended December 31,
                       ----------------------------------------------
                            2007            2006            2005
                       --------------  --------------  --------------
                          Premiums        Premiums        Premiums
                       Written Earned  Written Earned  Written Earned
                       ------- ------  ------- ------  ------- ------
          Direct       $1,148  $1,149  $1,294  $1,294  $1,319  $1,319
          Assumed         426     420     369     405     287     315
          Ceded          (694)   (694)   (685)   (685)   (764)   (764)
                       ------  ------  ------  ------  ------  ------
          Net Premiums $  880  $  875  $  978  $1,014  $  842  $  870
                       ======  ======  ======  ======  ======  ======

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 - Reinsurance - (continued)


Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant's compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company's expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended
December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

                                                                                        Years Ended December 31,
                                                                              ------------------------------------------------------
                                                                              Employee Retirement Plans Post-retirement Benefit Plan
                                                                              ------------------------- ----------------------------
                                                                                2007           2006           2007           2006
                                                                                ----           ----           ----           ----
                                                                                                  (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year......................................   $121           $118           $ 28           $ 35
Service cost.................................................................      7              6             --             --
Interest cost................................................................      7              6              2              2
Actuarial (gain)/loss........................................................      9             (2)             1             (7)
Plan amendments..............................................................     (7)            --             --             --
Curtailment..................................................................     (4)            --             --             --
Benefits paid................................................................     (9)            (7)            (1)            (2)
                                                                                ----           ----           ----           ----
Benefit obligation at end of year............................................   $124           $121           $ 30           $ 28
                                                                                ====           ====           ====           ====
Change in plan assets:
Fair value of plan assets at beginning of year...............................   $ 75           $ 71           $ --           $ --
Actual return on plan assets.................................................      6              9                            --
Employer contribution........................................................      3              2              1              2
Benefits paid................................................................     (9)            (7)            (1)            (2)
                                                                                ----           ----           ----           ----
Fair value of plan assets at end of year.....................................   $ 75           $ 75           $ --           $ --
                                                                                ====           ====           ====           ====
Funded status at end of year.................................................   $(49)          $(46)          $(30)          $(28)
                                                                                ====           ====           ====           ====
Current liabilities..........................................................     (2)            (2)            --             --
Noncurrent liabilities.......................................................    (47)           (44)           (30)           (28)
                                                                                ----           ----           ----           ----
Net financial position.......................................................   $(49)          $(46)          $(30)          $(28)
                                                                                ====           ====           ====           ====
Amounts recognized in the accumulated other comprehensive income Prior
  service cost...............................................................   $ (5)          $  2           $ --           $ --
Net actuarial loss/(gain)....................................................     48             43            (11)           (12)
                                                                                ----           ----           ----           ----
Total........................................................................   $ 43           $ 45           $(11)          $(12)
                                                                                ====           ====           ====           ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

                                                  Incremental effect
                                         Pre SFAS    of adopting     Post SFAS
                                           158         SFAS 158         158
                                         -------- ------------------ ---------
                                         Restated                    Restated
                                                     (in millions)
  Other assets.......................... $  1,299        $(23)       $  1,276
                                         --------        ----        --------
     Total assets....................... $124,818        $(23)       $124,795

  Deferred income tax liability......... $    810        $  2        $    812
  Other liabilities..................... $  1,520        $(28)       $  1,492
                                         --------        ----        --------
     Total liabilities.................. $120,135        $(26)       $120,109

  Accumulated other comprehensive income $    474        $  3        $    477
                                         --------        ----        --------
     Total shareholder's equity......... $  4,683        $  3        $  4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                   As of December 31,
                                                   ------------------
                                                   2007      2006
                                                   ----      ----
                                                   (in millions)
                   Accumulated benefit obligations $117      $107
                   Projected benefit obligations..  124       121
                   Fair value of plan assets......   75        75

Components of Net Periodic Benefit Cost:

                                             Years Ended December 31,
                                           -------------------------------------------
                                           Pension Benefits Other Postretirement Benefits
                                           -------------    ----------------------------
                                           2007   2006 2005 2007      2006      2005
                                           ----   ---- ---- ----      ----      ----
                                                   (in millions)
        Service cost...................... $ 7    $ 6  $ 6  $--       $--       $ 2
        Interest cost.....................   7      6    6    2         2         2
        Expected return on plan assets....  (6)    (5)  (5)  --        --        --
        Amortization of prior service cost  --     --   --   --        --         1
        Recognized actuarial loss (gain)..   1      3    3   --        --        (1)
                                           ---    ---  ---  ---       ---       ---
        Net periodic benefit cost......... $ 9    $10  $10  $ 2       $ 2       $ 4
                                           ===    ===  ===  ===       ===       ===

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

                                                               Other
                                                  Pension  Postretirement
                                                  Benefits    Benefits
                                                  -------- --------------
                                                       (in millions)
       Amortization of prior service cost........  $(0.5)       $0.1
       Amortization of actuarial (gain) loss, net    0.1          --
                                                   -----        ----
       Total.....................................  $(0.4)       $0.1
                                                   =====        ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

                                                 Years Ended December 31,
       -                                         ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits  Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----       ----
       Discount rate............................ 6.00%    5.75%   6.00%      5.75%
       Rate of compensation increase............ 5.10%    4.00%    N/A        N/A
       Health care trend rate for following year  N/A      N/A    9.00%      9.50%
       Ultimate trend rate......................  N/A      N/A    5.00%      5.00%
       Year ultimate rate reached...............  N/A      N/A    2016       2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits   Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----        -----
       Discount rate............................ 5.75%    5.50%   5.75%      5.50%
       Expected long-term return on plan assets. 8.25%    8.25%    N/A        N/A
       Rate of compensation increase............ 4.00%    4.00%    N/A        N/A
       Health care trend rate for following year  N/A      N/A    9.50%     10.00%
       Ultimate trend rate......................  N/A      N/A    5.00%      5.00%
       Year ultimate rate reached...............  N/A      N/A    2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-Percentage   1-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2007..................      $0.1          $(0.1)
Effect on postretirement benefit obligations as of December 31, 2007      $1.7          $(1.5)

Plan Assets

The Company's weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

                                                Plan Assets
                                                at December 31,
                                                --------------
                                                2007    2006
                                                ----    ----
                      Asset Category
                      Equity securities........  64%     66%
                      Fixed maturity securities  26      29
                      Real estate..............   3       5
                      Other....................   7      --
                                                ---     ---
                         Total................. 100%    100%
                                                ===     ===

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The target asset allocations for the Company's pension plans are summarized below for major asset categories:

                      Asset Category
                      --------------
                      Equity securities........  50%-80%
                      Fixed maturity securities 23% - 35%
                      Real estate..............  0% - 5%
                      Other.................... 5% - 15%

The plans did not own any of the Company's stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

               Year      Total Qualified Total Nonqualified Total
               ----      --------------- ------------------ -----
                                      (in millions)
               2008.....       $ 8              $ 2          $10
               2009.....         9                2           11
               2010.....         9                2           11
               2011.....         9                2           11
               2012.....         7                3           10
               2013-2017        41               12           53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

         Year      Gross Payments Medicare Part D Subsidy Net Payments
         ----      -------------- ----------------------- ------------
                                      (in millions)
         2008.....     $ 1.9               $0.1              $ 1.8
         2009.....       1.9                0.1                1.8
         2010.....       2.0                0.2                1.8
         2011.....       2.1                0.2                1.9
         2012.....       2.1                0.2                1.9
         2013-2017      11.0                0.7               10.3

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 - Commitments and Contingencies



Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

                                         Operating
                                          Leases
                                       -------------
                                       (in millions)
                            2008......     $  2
                            2009......        2
                            2010......        2
                            2011......        2
                            2012......        2
                            Thereafter      413
                                           ----
                            Total.....     $423
                                           ====

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 - Shareholder's Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company's parent, MIC.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued)



Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                                 Net
                                                                                   Net       Accumulated   Foreign    Minimum
                                                                                Unrealized   Gain (Loss)  Currency    Pension
                                                                                Investment     on Cash   Translation Liability
                                                                              Gains (Losses) Flow Hedges Adjustment  Adjustment
                                                                              -------------- ----------- ----------- ----------
                                                                                                       (in millions)
Balance at January 1, 2005 -- Restated.......................................     $ 610          $ 9        $123        $ (4)
Gross unrealized gains (net of deferred income tax expense of $1 million) --
  Restated...................................................................         1
Reclassification adjustment for gains realized in net income (net of deferred
  income tax expense of $67 million) -- Restated.............................      (125)
Adjustment for participating group annuity contracts (net of deferred income
  tax benefit of $7 million).................................................       (14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) --
  Restated...................................................................        34
                                                                                  -----
Net unrealized investment losses -- Restated.................................      (104)
Foreign currency translation adjustment -- Restated..........................                                (87)
Minimum pension liability (net of deferred income tax benefit of $11)........                                            (21)
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $0).............................................................                     (1)
                                                                                  -----          ---        ----        ----
Balance at December 31, 2005 -- Restated.....................................     $ 506          $ 8        $ 36        $(25)
                                                                                  =====          ===        ====        ====

                                                                               Accumulated
                                                                                  Other
                                                                              Comprehensive
                                                                                 Income
                                                                              -------------

Balance at January 1, 2005 -- Restated.......................................     $ 738
Gross unrealized gains (net of deferred income tax expense of $1 million) --
  Restated...................................................................         1
Reclassification adjustment for gains realized in net income (net of deferred
  income tax expense of $67 million) -- Restated.............................      (125)
Adjustment for participating group annuity contracts (net of deferred income
  tax benefit of $7 million).................................................       (14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) --
  Restated...................................................................        34
                                                                                  -----
Net unrealized investment losses -- Restated.................................      (104)
Foreign currency translation adjustment -- Restated..........................       (87)
Minimum pension liability (net of deferred income tax benefit of $11)........       (21)
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $0).............................................................        (1)
                                                                                  -----
Balance at December 31, 2005 -- Restated.....................................     $ 525
                                                                                  =====

                                                                                  Net
                                                                    Net       Accumulated   Foreign    Minimum
                                                                 Unrealized   Gain (Loss)  Currency    Pension
                                                                 Investment     on Cash   Translation Liability
                                                               Gains (Losses) Flow Hedges Adjustment  Adjustment
                                                               -------------- ----------- ----------- ----------
                                                                                                 (in millions)
Balance at January 1, 2006 -- Restated........................      $506          $ 8         $36        $(25)
Gross unrealized losses (net of deferred income tax benefit of
  $32 million) -- Restated....................................       (60)
Reclassification adjustment for losses realized in net income
  (net of deferred income tax benefit of $2 million) --
  Restated....................................................         5
Adjustment for participating group annuity contracts (net of
  deferred income tax expense of $15 million).................        28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
  $10 million) -- Restated....................................       (19)
                                                                    ----
Net unrealized investment losses -- Restated..................       (46)
Foreign currency translation adjustment -- Restated...........                                 (5)
Minimum pension liability (net of deferred income tax
  expense of $3 million)......................................                                              5
SFAS 158 transition adjustment................................                                             20
Net accumulated losses on cash flow hedges (net of deferred
  income tax benefit of $0)...................................                     --
                                                                    ----          ---         ---        ----
Balance at December 31, 2006 -- Restated......................      $460          $ 8         $31        $_--
                                                                    ====          ===         ===        ====

                                                                  Additional
                                                                  Pension and     Accumulated
                                                                Postretirement       Other
                                                                 Unrecognized    Comprehensive
                                                               Net Periodic Cost    Income
                                                               ----------------- -------------

Balance at January 1, 2006 -- Restated........................       $  0            $525
Gross unrealized losses (net of deferred income tax benefit of
  $32 million) -- Restated....................................                        (60)
Reclassification adjustment for losses realized in net income
  (net of deferred income tax benefit of $2 million) --
  Restated....................................................                          5
Adjustment for participating group annuity contracts (net of
  deferred income tax expense of $15 million).................                         28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
  $10 million) -- Restated....................................                        (19)
                                                                                     ----
Net unrealized investment losses -- Restated..................                        (46)
Foreign currency translation adjustment -- Restated...........                         (5)
Minimum pension liability (net of deferred income tax
  expense of $3 million)......................................                          5
SFAS 158 transition adjustment................................        (22)             (2)
Net accumulated losses on cash flow hedges (net of deferred
  income tax benefit of $0)...................................                         --
                                                                     ----            ----
Balance at December 31, 2006 -- Restated......................       $(22)           $477
                                                                     ====            ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued)



                                                                                          Net                    Additional
                                                                            Net       Accumulated   Foreign      Pension and
                                                                         Unrealized   Gain (Loss)  Currency    Postretirement
                                                                         Investment     on Cash   Translation   Unrecognized
                                                                       Gains (Losses) Flow Hedges Adjustment  Net Periodic Cost
                                                                       -------------- ----------- ----------- -----------------
                                                                                                   (in millions)
Balance at January 1, 2007 -- Restated................................      $460         $  8         $31           $(22)
Gross unrealized gains (net of deferred income tax expense of $135
  million)............................................................       250
Reclassification adjustment for gains realized in net income (net of
  deferred income tax expense of $51 million).........................       (94)
Adjustment for participating group annuity contracts (net of deferred
  income tax expense of $11 million)..................................        19
Adjustment for deferred policy acquisition costs and deferred sales
  inducements (net of deferred income tax benefit of $27 million).....       (51)
                                                                            ----
Net unrealized investment gains.......................................       124
Foreign currency translation adjustment...............................                                 (4)
Change in funded status of pension plan, less amortization of periodic
  pension costs.......................................................                                                 1
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $7)......................................................                    (13)
                                                                            ----         ----         ---           ----
Balance at December 31, 2007..........................................      $584         $ (5)        $27           $(21)
                                                                            ====         ====         ===           ====

                                                                        Accumulated
                                                                           Other
                                                                       Comprehensive
                                                                          Income
                                                                       -------------

Balance at January 1, 2007 -- Restated................................     $477
Gross unrealized gains (net of deferred income tax expense of $135
  million)............................................................      250
Reclassification adjustment for gains realized in net income (net of
  deferred income tax expense of $51 million).........................      (94)
Adjustment for participating group annuity contracts (net of deferred
  income tax expense of $11 million)..................................       19
Adjustment for deferred policy acquisition costs and deferred sales
  inducements (net of deferred income tax benefit of $27 million).....      (51)
                                                                           ----
Net unrealized investment gains.......................................      124
Foreign currency translation adjustment...............................       (4)
Change in funded status of pension plan, less amortization of periodic
  pension costs.......................................................        1
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $7)......................................................      (13)
                                                                           ----
Balance at December 31, 2007..........................................     $585
                                                                           ====

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                          2007    2006    2005
                                                                                         ------  ------  ------
As of December 31:                                                                           (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.............................................
       Fixed maturities available for sale -- Restated.................................. $  855  $  634  $  864
       Equity securities available for sale -- Restated.................................    435     417     258
       Other, net.......................................................................     (6)     (7)      8
                                                                                         ------  ------  ------
Total -- Restated.......................................................................  1,284   1,044   1,130
Amounts of unrealized investment gains attributable to:
       Deferred policy acquisition costs and deferred sales inducements -- Restated.....    208     130     102
       Participating group annuity contracts............................................    176     208     251
       Deferred income taxes -- Restated................................................    316     246     271
                                                                                         ------  ------  ------
Total...................................................................................    700     584     624
                                                                                         ------  ------  ------
Net unrealized investment gains -- Restated............................................. $  584  $  460  $  506
                                                                                         ======  ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity--(continued)



Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners' Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company's statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company's statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

Note 10 - Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company's reinsurance operations.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company's reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 - Segment Information - (continued)




The following tables summarize selected consolidated financial information by segment for the periods indicated:

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2007
Revenues:
   Revenues from external customers.....................................  $ 1,844    $  2,057   $   236    $  4,137
   Net investment income................................................      782         242       313       1,337
   Net realized investment and other gains (losses).....................       68          (6)      100         162
                                                                          -------    --------   -------    --------
   Revenues.............................................................  $ 2,694    $  2,293   $   649    $  5,636
                                                                          =======    ========   =======    ========
Net income:                                                               $   210    $    318   $   191    $    719
                                                                          =======    ========   =======    ========
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --          --   $    (2)   $     (2)
   Carrying value of investments accounted for by the equity method.....       --          --        37          37
   Amortization of deferred policy acquisition costs and deferred sales
     inducements........................................................  $   301    $    277         6         584
   Interest expense.....................................................       --          27        41          68
   Income tax expense...................................................      108          55       110         273
   Segment assets.......................................................   21,436     111,302    12,010     144,748

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2006
Revenues:
   Revenues from external customers.....................................  $ 1,483    $ 1,632    $   382    $  3,497
   Net investment income................................................      712        225        226       1,163
   Net realized investment and other gains (losses) -- Restated.........      104         20        (92)         32
                                                                          -------    -------    -------    --------
   Revenues -- Restated.................................................  $ 2,299    $ 1,877    $   516    $  4,692
                                                                          =======    =======    =======    ========
   Net income (loss): -- Restated.......................................  $   208    $   324    $    (7)   $    525
                                                                          =======    =======    =======    ========
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --         --    $    (2)   $     (2)
   Carrying value of investments accounted for by the equity method.....       --         --         40          40
   Amortization of deferred policy acquisition costs and deferred sales
     inducements -- Restated............................................  $   242    $   303         (9)        536
   Interest expense.....................................................       --         21          5          26
   Income tax expense -- Restated.......................................      111        115          4         230
   Segment assets -- Restated...........................................   19,006     95,752     10,037     124,795

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 - Segment Information - (continued)



                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2005
Revenues:
   Revenues from external customers.....................................   $1,207     $1,225     $207       $2,639
   Net investment income................................................      723        220      226        1,169
   Net realized investment and other gains -- Restated..................      111         32       88          231
                                                                           ------     ------     ----       ------
   Revenues -- Restated.................................................   $2,041     $1,477     $521       $4,039
                                                                           ======     ======     ====       ======
Net income -- Restated..................................................   $  160     $  272     $127       $  559
                                                                           ======     ======     ====       ======
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --         --     $ (2)      $   (2)
   Carrying value of investments accounted for by the equity method.....       --         --       42           42
   Amortization of deferred policy acquisition costs and deferred sales
     inducements -- Restated............................................   $   79     $  243        5          327
   Interest expense.....................................................       --         26        3           29
   Income tax expense -- Restated.......................................       86         95       71          253

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 - Fair Value of Financial Instruments - (continued)



The following table presents the carrying values and fair values of the Company's financial instruments:

                                                          December 31,
                                                ---------------------------------
                                                      2007             2006
                                                ---------------- ----------------
                                                Carrying  Fair   Carrying  Fair
                                                 Value    Value   Value    Value
                                                -------- ------- -------- -------
                                                          (in millions)
Assets:
   Fixed maturities............................ $13,689  $13,689 $11,629  $11,629
   Equity securities...........................     956      956   1,022    1,022
   Mortgage loans on real estate...............   2,414    2,424   2,446    2,478
   Policy loans................................   2,519    2,519   2,340    2,340
   Short term investments......................   2,723    2,723     645      645
   Cash and cash equivalents...................   3,345    3,345   4,112    4,112
   Derivative financial instruments............     216      216      52       52
Liabilities:
   Fixed rate deferred and immediate annuities.   2,777    2,739   2,526    2,487
   Derivative financial instruments............     309      309     104      104

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts - (continued)



Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

                                                                                   December 31,   December 31,
                                                                                       2007           2006
                                                                                   ------------   ------------
                                                                                   (in millions, except percent)
Guaranteed Minimum Death Benefit:
   Return of net deposits.........................................................
   In the event of death:.........................................................
       Account value..............................................................   $17,510        $11,869
       Net amount at risk - net of reinsurance....................................        47              1
       Average attained age of contract holders...................................        55             56

   Return of net deposits plus a minimum return...................................
   In the event of death:.........................................................
       Account value..............................................................   $   714        $   786
       Net amount at risk - net of reinsurance....................................        --             --
       Average attained age of contract holders...................................        65             64
       Guaranteed minimum return rate.............................................         5%             5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death:.........................................................
       Account value..............................................................   $32,750        $30,956
       Net amount at risk - net...................................................       190             53
       Average attained age of contract holders...................................        54             54

Guaranteed Minimum Income Benefit:
       Account value..............................................................   $ 9,552        $11,277
       Net amount at risk - net of reinsurance....................................        29             27
       Average attained age of contract holders...................................        52             51

Guaranteed Minimum Withdrawal Benefit:
       Account value..............................................................   $28,582        $19,275
       Net amount at risk.........................................................       116              1
       Average attained age of contract holders...................................        54             54

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts - (continued)



Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

                                      December 31, December 31,
                 Type of Fund             2007         2006
                 ------------         ------------ ------------
                                            (in billions)
                 Domestic Equity.....    $12.6        $13.7
                 International Equity      3.0          2.5
                 Balanced............     30.1         22.7
                 Bonds...............      3.6          3.4
                 Money Market........      0.9          0.7
                                         -----        -----
                    Total............    $50.2        $43.0
                                         =====        =====

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

                                                                 Guaranteed
                                   Guaranteed     Guaranteed      Minimum
                                 Minimum Death  Minimum Income   Withdrawal
                                 Benefit (GMDB) Benefit (GMIB) Benefit (GMWB) Totals
                                 -------------- -------------- -------------- ------
                                                    (in millions)
Balance at January 1, 2007......      $ 80          $ 208           $ 95      $ 383
Incurred guarantee benefits.....       (48)          (122)            --       (170)
Other reserve changes...........        57             70            473        600
                                      ----          -----           ----      -----
Balance at December 31, 2007....        89            156            568        813
Reinsurance recoverable.........       (36)          (586)            --       (622)
                                      ----          -----           ----      -----
Net balance at December 31, 2007      $ 53          $(430)          $568      $ 191
                                      ====          =====           ====      =====
Balance at January 1, 2006......      $ 75          $ 169           $(14)     $ 230
Incurred guarantee benefits.....       (51)           (33)            --        (84)
Other reserve changes...........        56             72            109        237
                                      ----          -----           ----      -----
Balance at December 31, 2006....        80            208             95        383
Reinsurance recoverable.........       (35)          (518)            --       (553)
                                      ----          -----           ----      -----
Net balance at December 31, 2006      $ 45          $(310)          $ 95      $(170)
                                      ====          =====           ====      =====

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

    . Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 42 % (2006 - 1% to 42%).

    .  Partial withdrawal rates for GMWB are approximately 4.6% per year (2006
       - 5.0%).

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 - 5.24%) for SFAS 133 calculations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 - Deferred Policy Acquisition Costs and Deferred Sales Inducements



The components of the change in Deferred Policy Acquisition Costs were as follows:

                                                                 2007     2006
                                                                ------  --------
                                                                        Restated
For the years ended December 31,                                 (in millions)
Balance, January 1............................................. $4,655   $4,070
Capitalization.................................................  1,637    1,115
Amortization...................................................   (550)    (501)
Effect of net unrealized gains on available-for-sale securities    (78)     (29)
                                                                ------   ------
Balance, December 31........................................... $5,664   $4,655
                                                                ======   ======

The components of the change in Deferred Sales Inducements were as follows:

                                                   2007   2006
                                                   ----   ----
                  For the years ended December 31, (in millions)
                        Balance, January 1........ $235   $231
                        Capitalization............   63     39
                        Amortization..............  (34)   (35)
                                                   ----   ----
                        Balance, December 31...... $264   $235
                                                   ====   ====

Note 14 - Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS
123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC's Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 - 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 - 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 14 - Share Based Payments - (continued)



Stock Options (ESOP) - continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan
(GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 - 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H
December 31, 2007

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners'
   Equity .................................................................   28
Notes to Financial Statements .............................................   87

(ERNST & YOUNG LOGO) - ERNST & YOUNG LLP                - PHONE: (617) 266-2000
                       200 CLARENDON STREET               FAX: (617) 266-5843
                       BOSTON, MASSACHUSETTS 02116-5072   WWW.EY.COM

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset High-Income Bond Series II
American Blue-Chip Income & Growth Series II
American Bond Series II
American Century - Small Company Series II
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Growth Series II
American Growth-Income Series II
American International Series II
American New World Series II
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
CGTC Overseas Equity Series II
Dynamic Growth Series I
Dynamic Growth Series II
Emerging Growth Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I
Income & Value Series II
Independence Investment LLC Small Cap Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II

                 A MEMBER FIRM OF ERNST & YOUNG GLOBAL LIMITED

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Cap Value Series I
Mid Cap Value Series II
ML Global Allocation
Money Market B Series NAV
Money Market Series I
Money Market Series II
Natural Resources Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Quantitative All Cap Series II
Quantitative Mid Cap Series I
Quantitative Mid Cap Series II
Quantitative Value Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series B
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Core Series I
U.S. Core Series II
U.S. Global Leaders Growth Series I
U.S. Global Leaders Growth Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity and for the Strategic Opportunities Series I, Strategic Opportunities Series II, Invesco Utilities, Alger American Balanced, Alger American Leveraged All Cap, Credit Suisse Emerging Markets, Credit Suisse Global Post Venture Capital, Dreyfus Socially Responsible Growth, Dreyfus IP Midcap Stock, Scudder Blue Chip - B, Scudder Bond - B, Scudder Capital Growth - B, Scudder Davis Venture Value - B, Scudder Dreman High Return Equity - B, Scudder Dreman Small Cap Value - B, Scudder Global Blue Chip - B, Scudder Global Discovery - B, Scudder Government Securities - B, Scudder Growth & Income - B, Scudder Health Sciences - B, Scudder High Income - B, Scudder International - B, Scudder International Select Equity - B, Scudder Janus Growth & Income - B, Scudder Mid Cap Growth - B, Scudder Contrarian Value - B, Scudder Money Market - B, Scudder Real Estate - B, Scudder Small Cap Growth - B, Scudder Strategic Income - B, Scudder Technology Growth - B, Scudder Total Return - B, Scudder Turner Mid Cap Growth - B, Special Value Series II, Scudder Conservative Allocation - B, Scudder Growth Allocation - B, Scudder Moderate Allocation - B sub-accounts for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

April 15, 2008

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                          500
                                     Index Fund B    500 Index    500 Index   Active Bond   Active Bond  All Cap Core
                                      Series NAV     Series I     Series II     Series I     Series II     Series I
                                     ------------  ------------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $84,872,079  $109,738,959  $76,992,779  $95,920,962  $491,156,836  $105,085,163
                                      ===========  ============  ===========  ===========  ============  ============
NET ASSETS
Contracts in accumulation             $84,865,061  $109,661,285  $76,992,779  $95,754,947  $491,141,197  $104,972,082
Contracts in payout (annuitization)         7,018        77,674                  166,015         15,639       113,081
                                      -----------  ------------  -----------  -----------  ------------  ------------
Total net assets                      $84,872,079  $109,738,959  $76,992,779  $95,920,962  $491,156,836  $105,085,163
                                      ===========  ============  ===========  ===========  ============  ============
Units outstanding                       6,935,607     8,812,912    4,686,816    7,221,980    37,399,025     5,690,761
Unit value                            $     12.24  $      12.45  $     16.43  $     13.28  $      13.13  $      18.47
Shares                                  4,585,201     8,681,880    6,115,392   10,204,358    52,250,727     5,299,302
Cost                                  $86,990,096  $ 89,422,900  $62,653,187  $97,942,656  $502,578,563  $ 71,709,314

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                      American
                                     All Cap Core      All Cap      All Cap Growth  All Cap Value  All Cap Value  Asset Allocation
                                       Series II   Growth Series I     Series II       Series I      Series II        Series II
                                     ------------  ---------------  --------------  -------------  -------------  ----------------
TOTAL ASSETS
Investments at fair value             $16,332,384    $171,682,145     $24,474,277    $47,389,756    $45,032,309     $472,822,468
                                      ===========    ============     ===========    ===========    ===========     ============
NET ASSETS
Contracts in accumulation             $16,332,384    $171,332,149     $24,474,277    $47,389,756    $45,032,309     $472,822,468
Contracts in payout (annuitization)                       349,996
                                      -----------    ------------     -----------    -----------    -----------     ------------
Total net assets                      $16,332,384    $171,682,145     $24,474,277    $47,389,756    $45,032,309     $472,822,468
                                      ===========    ============     ===========    ===========    ===========     ============
Units outstanding                         875,613       8,855,075       1,505,198      2,757,009      2,483,069       37,748,943
Unit value                            $     18.65    $      19.39     $     16.26    $     17.19    $     18.14     $      12.53
Shares                                    826,119       8,597,003       1,238,577      5,807,568      5,539,029       38,161,620
Cost                                  $15,619,666    $116,937,092     $19,090,912    $64,326,646    $61,246,717     $489,220,979

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                       American
                                                         American                      Century -    American
                                     American Asset      Blue-Chip                       Small    Fundamental  American Global
                                       High-Income        Income &     American Bond   Company      Holdings   Diversification
                                     Bond Series II  Growth Series II    Series II     Series II   Series II      Series II
                                     --------------  ----------------  -------------  ----------  -----------  ---------------
TOTAL ASSETS
Investments at fair value              $43,280,700     $138,674,562     $875,494,021  $4,287,130  $53,003,277   $103,611,117
                                       ===========     ============     ============  ==========  ===========   ============
NET ASSETS
Contracts in accumulation              $43,280,700     $138,660,636     $875,494,021  $4,287,130  $53,003,277   $103,611,117
Contracts in payout (annuitization)                          13,926
                                       -----------     ------------     ------------  ----------  -----------   ------------
Total net assets                       $43,280,700     $138,674,562     $875,494,021  $4,287,130  $53,003,277   $103,611,117
                                       ===========     ============     ============  ==========  ===========   ============
Units outstanding                        3,619,489        7,007,692       66,523,018     285,978    4,218,758      8,251,405
Unit value                             $     11.96     $      19.79     $      13.16  $    14.99  $     12.56   $      12.56
Shares                                   3,820,009        9,325,794       66,729,727     384,152    4,450,317      8,721,474
Cost                                   $46,466,326     $147,866,923     $869,263,117  $5,458,235  $53,844,162   $104,643,338

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       American    American Global                      American
                                        Global          Small                            Growth-        American
                                        Growth      Capitalization  American Growth      Income      International     American New
                                       Series II      Series II         Series II       Series II      Series II     World Series II
                                     ------------  ---------------  ---------------  --------------  --------------  ---------------
TOTAL ASSETS
Investments at fair value            $214,069,803    $81,610,634     $1,544,152,005  $1,269,653,304  $1,049,618,724    $78,752,345
                                     ============    ===========     ==============  ==============  ==============    ===========
NET ASSETS
Contracts in accumulation            $214,069,803    $81,610,634     $1,544,097,028  $1,269,624,602  $1,049,605,036    $78,752,345
Contracts in payout (annuitization)                                          54,977          28,702          13,688
                                     ------------    -----------     --------------  --------------  --------------    -----------
Total net assets                     $214,069,803    $81,610,634     $1,544,152,005  $1,269,653,304  $1,049,618,724    $78,752,345
                                     ============    ===========     ==============  ==============  ==============    ===========
Units outstanding                      16,199,088      6,051,069         71,979,329      66,655,734      36,872,706      5,281,901
Unit value                           $      13.21    $     13.49     $        21.45  $        19.05  $        28.47    $     14.91
Shares                                 16,328,742      6,113,156         71,587,946      65,110,426      39,355,783      5,335,525
Cost                                 $214,130,479    $84,848,357     $1,352,458,266  $1,160,090,088  $  858,557,773    $76,360,282

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                      Bond Index     Capital       Capital
                                         Basic        Blue Chip         Blue Chip      Trust A    Appreciation  Appreciation
                                      Value Focus  Growth Series I  Growth Series II   Series II    Series I      Series II
                                     ------------  ---------------  ----------------  ----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $20,420,415   $478,935,412      $155,552,153     $459,157   $182,897,729   $85,348,809
                                      ===========   ============      ============     ========   ============   ===========
NET ASSETS
Contracts in accumulation             $20,420,415   $478,286,120      $155,552,153     $459,157   $182,711,897   $85,348,809
Contracts in payout (annuitization)                      649,292                                       185,832
                                      -----------   ------------      ------------     --------   ------------   -----------
Total net assets                      $20,420,415   $478,935,412      $155,552,153     $459,157   $182,897,729   $85,348,809
                                      ===========   ============      ============     ========   ============   ===========
Units outstanding                         771,091     21,089,264         9,256,377       35,455     17,485,893     5,413,753
Unit value                            $     26.48   $      22.71      $      16.80     $  12.95   $      10.46   $     15.77
Shares                                  1,478,669     22,070,756         7,184,857       35,621     18,198,779     8,569,158
Cost                                  $20,550,591   $334,782,487      $121,542,475     $458,354   $163,036,919   $76,319,936

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        CGTC
                                      Overseas     Dynamic      Dynamic     Emerging      Emerging    Emerging Small
                                       Equity       Growth       Growth      Growth    Small Company      Company
                                      Series II    Series I    Series II    Series II     Series I       Series II
                                     ----------  -----------  -----------  ----------  -------------  --------------
TOTAL ASSETS
Investments at fair value            $6,852,771  $65,539,532  $25,788,326  $8,173,915   $78,404,208     $38,605,809
                                     ==========  ===========  ===========  ==========   ===========     ===========
NET ASSETS
Contracts in accumulation            $6,852,771  $65,486,650  $25,788,326  $8,173,915   $78,348,286     $38,605,809
Contracts in payout (annuitization)                   52,882                                 55,922
                                     ----------  -----------  -----------  ----------   -----------     -----------
Total net assets                     $6,852,771  $65,539,532  $25,788,326  $8,173,915   $78,404,208     $38,605,809
                                     ==========  ===========  ===========  ==========   ===========     ===========
Units outstanding                       347,689   10,219,055    1,447,435     406,524     4,312,201       2,456,363
Unit value                           $    19.71  $      6.41  $     17.82  $    20.11   $     18.18     $     15.72
Shares                                  490,184    9,930,232    3,943,169     864,050     3,200,172       1,596,601
Cost                                 $6,920,049  $45,001,010  $20,492,716  $9,629,722   $82,975,612     $43,481,975

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                    Financial    Financial      Founding
                                     Equity-Income  Equity-Income    Services    Services      Allocation    Fundamental Value
                                       Series I       Series II      Series I    Series II      Series II         Series I
                                     -------------  -------------  -----------  -----------  --------------  -----------------
TOTAL ASSETS
Investments at fair value             $540,216,012   $241,866,912  $28,749,293  $38,360,203  $1,067,047,702     $148,941,621
                                      ============   ============  ===========  ===========  ==============     ============
NET ASSETS
Contracts in accumulation             $539,269,920   $241,866,912  $28,749,293  $38,321,185  $1,067,047,702     $148,877,193
Contracts in payout (annuitization)        946,092                                   39,018                           64,428
                                      ------------   ------------  -----------  -----------  --------------     ------------
Total net assets                      $540,216,012   $241,866,912  $28,749,293  $38,360,203  $1,067,047,702     $148,941,621
                                      ============   ============  ===========  ===========  ==============     ============
Units outstanding                       17,778,494     13,764,913    1,791,838    2,221,999      88,894,665        8,885,514
Unit value                            $      30.39   $      17.57  $     16.04  $     17.26  $        12.00     $      16.76
Shares                                  32,800,001     14,730,019    1,977,255    2,649,185      88,551,677        9,026,765
Cost                                  $504,745,967   $241,365,715  $31,226,316  $42,184,840  $1,099,345,056     $120,991,183

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Fundamental       Global        Global
                                         Value        Allocation    Allocation   Global Bond   Global Bond  Global Trust
                                       Series II       Series I      Series II     Series I     Series II     Series I
                                     -------------  -------------  ------------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $399,580,641   $56,387,027   $208,609,331  $97,297,582  $212,896,283  $212,665,854
                                      ============   ===========   ============  ===========  ============  ============
NET ASSETS
Contracts in accumulation             $399,580,036   $56,386,054   $208,609,331  $97,258,155  $212,846,915  $212,379,588
Contracts in payout (annuitization)            605           973                      39,427        49,368       286,266
                                      ------------   -----------   ------------  -----------  ------------  ------------
Total net assets                      $399,580,641   $56,387,027   $208,609,331  $97,297,582  $212,896,283  $212,665,854
                                      ============   ===========   ============  ===========  ============  ============
Units outstanding                       22,519,590     4,328,109     12,997,587    3,988,009    12,098,539     7,318,177
Unit value                            $      17.74   $     13.03   $      16.05  $     24.40  $      17.60  $      29.06
Shares                                  24,290,616     5,025,582     18,692,592    6,401,157    14,052,560    11,867,514
Cost                                  $366,016,438   $54,675,338   $217,133,607  $94,567,619  $207,795,152  $162,599,778

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Global Trust  Health Sciences  Health Sciences  High Income   High Yield   High Yield
                                       Series II       Series I        Series II      Series II     Series I    Series II
                                     ------------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $56,610,167    $69,811,044      $71,854,720     $1,070,679  $81,824,764  $66,768,125
                                      ===========    ===========      ===========     ==========  ===========  ===========
NET ASSETS
Contracts in accumulation             $56,478,099    $69,807,707      $71,854,020     $1,070,679  $81,731,185  $66,689,543
Contracts in payout (annuitization)       132,068          3,337              700                      93,579       78,582
                                      -----------    -----------      -----------     ----------  -----------  -----------
Total net assets                      $56,610,167    $69,811,044      $71,854,720     $1,070,679  $81,824,764  $66,768,125
                                      ===========    ===========      ===========     ==========  ===========  ===========
Units outstanding                       3,028,072      3,480,258        3,393,566         92,897    4,962,992    3,941,905
Unit value                            $     18.70    $     20.06      $     21.17     $    11.53  $     16.49  $     16.94
Shares                                  3,173,216      4,623,248        4,825,703         89,372    8,613,133    6,991,427
Cost                                  $56,305,308    $68,983,816      $72,146,639     $1,224,846  $87,064,069  $71,163,339

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                      Independence
                                                                       Investment       Index                    International
                                     Income & Value  Income & Value    LLC Small    Allocation    International      Core
                                        Series I        Series II    Cap Series II    Series II   Core Series I    Series II
                                     --------------  --------------  -------------  ------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $267,190,928     $78,943,128     $1,193,672   $295,946,625   $80,318,221    $49,950,951
                                      ============     ===========     ==========   ============   ===========    ===========
NET ASSETS
Contracts in accumulation             $266,882,121     $78,943,128     $1,193,672   $295,934,024   $80,124,576    $49,904,444
Contracts in payout (annuitization)        308,807                                        12,601       193,645         46,507
                                      ------------     -----------     ----------   ------------   -----------    -----------
Total net assets                      $267,190,928     $78,943,128     $1,193,672   $295,946,625   $80,318,221    $49,950,951
                                      ============     ===========     ==========   ============   ===========    ===========
Units outstanding                       10,864,738       5,129,616         80,794     21,010,365     4,161,014      2,355,907
Unit value                            $      24.59     $     15.39     $    14.77   $      14.09   $     19.30    $     21.20
Shares                                  24,603,216       7,309,549        103,438     22,102,063     5,581,530      3,454,423
Cost                                  $252,280,402     $77,814,413     $1,395,495   $298,418,152   $68,107,467    $50,388,032

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     International
                                         Equity     International  International  International  International    Investment
                                        Index B       Small Cap      Small Cap        Value          Value         Quality
                                       Series NAV      Series I      Series II       Series I      Series II    Bond Series I
                                     -------------  -------------  -------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $43,121,814    $111,985,320   $63,090,909    $295,226,708   $231,323,661   $120,393,201
                                      ===========    ============   ===========    ============   ============   ============
NET ASSETS
Contracts in accumulation             $43,078,935    $111,910,804   $63,090,909    $295,001,797   $231,228,464   $120,018,329
Contracts in payout (annuitization)        42,879          74,516                       224,911         95,197        374,872
                                      -----------    ------------   -----------    ------------   ------------   ------------
Total net assets                      $43,121,814    $111,985,320   $63,090,909    $295,226,708   $231,323,661   $120,393,201
                                      ===========    ============   ===========    ============   ============   ============
Units outstanding                       3,271,721       4,226,430     2,476,541      13,413,023      9,361,392      5,273,996
Unit value                            $     13.18    $      26.50   $     25.48    $      22.01   $      24.71   $      22.83
Shares                                  2,047,570       5,959,836     3,343,450      17,224,429     13,535,615     10,654,266
Cost                                  $42,286,169    $117,140,614   $74,215,733    $270,133,526   $221,188,548   $126,526,620

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Investment    John Hancock   John Hancock  John Hancock
                                        Quality    International  International    Strategic    Large Cap    Large Cap
                                         Bond       Equity Index   Equity Index     Income        Value        Value
                                       Series II      Series I      Series II      Series II     Series I    Series II
                                     ------------  -------------  -------------  ------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $130,925,708   $30,977,856    $30,452,527    $14,896,526  $51,302,359  $40,131,488
                                     ============   ===========    ===========    ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $130,925,708   $30,918,303    $30,452,527    $14,896,526  $51,302,359  $40,113,557
Contracts in payout (annuitization)                      59,553                                                  17,931
                                     ------------   -----------    -----------    -----------  -----------  -----------
Total net assets                     $130,925,708   $30,977,856    $30,452,527    $14,896,526  $51,302,359  $40,131,488
                                     ============   ===========    ===========    ===========  ===========  ===========
Units outstanding                       8,638,664     1,306,598      1,300,693      1,038,263    2,039,124    1,607,730
Unit value                           $      15.16   $     23.71    $     23.41    $     14.35  $     25.16  $     24.96
Shares                                 11,596,608     1,383,558      1,361,311      1,084,172    2,293,355    1,800,426
Cost                                 $134,527,656   $26,548,597    $25,082,297    $14,588,920  $52,594,388  $39,650,476

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Lifestyle     Lifestyle     Lifestyle      Lifestyle      Lifestyle     Lifestyle
                                      Aggressive    Aggressive     Balanced       Balanced     Conservative  Conservative
                                       Series I      Series II     Series I       Series II      Series I      Series II
                                     ------------  ------------  ------------  --------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $175,525,359  $285,279,941  $919,280,596  $8,669,581,145  $150,688,892  $653,822,340
                                     ============  ============  ============  ==============  ============  ============
NET ASSETS
Contracts in accumulation            $175,524,220  $285,279,941  $919,000,443  $8,669,511,848  $150,631,382  $653,822,340
Contracts in payout (annuitization)         1,139                     280,153          69,297        57,510
                                     ------------  ------------  ------------  --------------  ------------  ------------
Total net assets                     $175,525,359  $285,279,941  $919,280,596  $8,669,581,145  $150,688,892  $653,822,340
                                     ============  ============  ============  ==============  ============  ============
Units outstanding                       9,206,081    14,689,016    44,018,959     485,068,665     7,414,141    40,759,257
Unit value                           $      19.07  $      19.42  $      20.88  $        17.87  $      20.32  $      16.04
Shares                                 16,222,307    26,414,809    67,544,496     639,349,642    11,573,648    50,449,255
Cost                                 $181,361,665  $293,199,245  $873,733,461  $8,472,400,853  $152,177,779  $661,430,755

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                   Marisco
                                       Lifestyle      Lifestyle       Lifestyle      Lifestyle      LMFC Core   International
                                        Growth          Growth        Moderate       Moderate        Equity     Opportunities
                                       Series I       Series II       Series I       Series II      Series II     Series II
                                     ------------  ---------------  ------------  --------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $781,227,991  $12,027,023,525  $290,199,264  $1,817,724,720   $38,277,052  $78,151,979
                                     ============  ===============  ============  ==============   ===========  ===========
NET ASSETS
Contracts in accumulation            $780,172,936  $12,026,929,909  $287,774,704  $1,817,657,414   $38,277,052  $78,151,979
Contracts in payout (annuitization)     1,055,055           93,616     2,424,560          67,306
                                     ------------  ---------------  ------------  --------------   -----------  -----------
Total net assets                     $781,227,991  $12,027,023,525  $290,199,264  $1,817,724,720   $38,277,052  $78,151,979
                                     ============  ===============  ============  ==============   ===========  ===========
Units outstanding                      38,655,362      667,866,837    14,006,009     108,763,250     2,707,898    3,613,945
Unit value                           $      20.21  $         18.01  $      20.72  $        16.71   $     14.14  $     21.63
Shares                                 56,734,059      875,966,753    22,323,020     140,364,843     2,915,236    4,417,862
Cost                                 $732,708,322  $11,696,654,876  $289,570,512  $1,825,853,710   $41,570,782  $81,620,994

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Mid Cap      Mid Cap       Mid Cap       Mid Cap       Mid Cap       Mid Cap
                                        Index        Index     Intersection      Stock         Stock         Value
                                       Series I    Series II     Series II     Series I      Series II     Series I
                                     -----------  -----------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $57,217,884  $89,771,244   $2,103,296   $292,411,115  $182,162,343  $146,671,433
                                     ===========  ===========   ==========   ============  ============  ============
NET ASSETS
Contracts in accumulation            $57,191,791  $89,761,576   $2,103,296   $292,369,677  $182,161,540  $146,568,102
Contracts in payout (annuitization)       26,093        9,668                      41,438           803       103,331
                                     -----------  -----------   ----------   ------------  ------------  ------------
Total net assets                     $57,217,884  $89,771,244   $2,103,296   $292,411,115  $182,162,343  $146,671,433
                                     ===========  ===========   ==========   ============  ============  ============
Units outstanding                      2,827,829    4,746,817      182,898     14,501,521     7,457,432     7,236,421
Unit value                           $     20.23  $     18.91   $    11.50   $      20.16  $      24.43  $      20.27
Shares                                 3,286,495    5,174,135      181,006     18,298,568    11,558,524    11,431,912
Cost                                 $58,240,967  $96,636,345   $2,188,876   $257,408,633  $171,143,489  $179,046,222

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                     Mid Cap Value   ML Global  Money Market B  Money Market  Money Market  Natural Resources
                                       Series II    Allocation    Series NAV      Series I      Series II       Series II
                                     -------------  ----------  --------------  ------------  ------------  -----------------
TOTAL ASSETS
Investments at fair value             $143,552,635  $1,520,061    $43,140,175   $312,447,249  $434,277,195     $279,653,618
                                      ============  ==========    ===========   ============  ============     ============
NET ASSETS
Contracts in accumulation             $143,552,635  $1,520,061    $43,140,175   $312,091,455  $434,161,253     $279,409,277
Contracts in payout (annuitization)                                                  355,794       115,942          244,341
                                      ------------  ----------    -----------   ------------  ------------     ------------
Total net assets                      $143,552,635  $1,520,061    $43,140,175   $312,447,249  $434,277,195     $279,653,618
                                      ============  ==========    ===========   ============  ============     ============
Units outstanding                        7,510,604      91,452      3,382,379     19,224,624    33,634,489        5,632,699
Unit value                            $      19.11  $    16.62    $     12.75   $      16.25  $      12.91     $      49.65
Shares                                  11,232,600      94,826     43,140,175     31,244,725    43,427,720        9,798,655
Cost                                  $175,561,989  $1,123,642    $43,140,175   $312,447,249  $434,277,195     $306,068,208

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                               PIM Classic   PIMCO VIT   Quantitative  Quantitative
                                     Pacific Rim  Pacific Rim     Value      All Asset      All Cap         Mid
                                      Series I     Series II    Series II    Series II    Series II    Cap Series I
                                     -----------  -----------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $43,926,232  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
                                     ===========  ===========  ===========  ===========  ============   ==========
NET ASSETS
Contracts in accumulation            $43,913,156  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
Contracts in payout (annuitization)       13,076
                                     -----------  -----------  -----------  -----------  ------------   ----------
Total net assets                     $43,926,232  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
                                     ===========  ===========  ===========  ===========  ============   ==========
Units outstanding                      2,850,036    1,748,484    1,439,118    1,761,138     5,614,030      479,164
Unit value                           $     15.41  $     22.74  $     14.32  $     15.79  $      21.38   $    13.58
Shares                                 4,199,448    3,815,049    1,686,886    2,366,701     7,835,728      759,015
Cost                                 $49,900,300  $46,478,828  $26,004,693  $27,976,164  $137,068,731   $8,212,644

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Quantitative  Quantitative   Real Estate   Real Estate  Real Return    Science &
                                        Mid Cap       Value        Securities    Securities      Bond      Technology
                                       Series II     Series II      Series I     Series II    Series II     Series I
                                     ------------  ------------  -----------   ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value             $23,299,107   $23,442,366  $103,497,312  $106,982,665  $89,175,625  $183,286,811
                                      ===========   ===========  ============  ============  ===========  ============
NET ASSETS
Contracts in accumulation             $23,299,107   $23,433,888  $103,365,169  $106,956,996  $89,150,810  $183,141,015
Contracts in payout (annuitization)                       8,478       132,143        25,669       24,815       145,796
                                      -----------   -----------  ------------  ------------  -----------  ------------
Total net assets                      $23,299,107   $23,442,366  $103,497,312  $106,982,665  $89,175,625  $183,286,811
                                      ===========   ===========  ============  ============  ===========  ============
Units outstanding                       1,360,671     1,358,278     3,404,402     4,179,110    5,983,075    14,544,121
Unit value                            $     17.12   $     17.26  $      30.40  $      25.60  $     14.90  $      12.60
Shares                                  2,763,833     1,827,152     8,346,557     8,627,634    6,630,158    12,342,546
Cost                                  $28,589,948   $26,865,513  $161,597,295  $166,751,537  $88,161,975  $130,253,516

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Science &                                                                     Small Cap
                                      Technology  Scudder Equity  Scudder Fixed     Small Cap       Small Cap     Opportunities
                                      Series II   Index 500 -- B   Income -- B   Index Series I  Index Series II     Series I
                                     -----------  --------------  -------------  --------------  ---------------  -------------
TOTAL ASSETS
Investments at fair value            $63,302,574    $28,468,212    $48,822,843     $29,607,850     $ 95,873,608    $58,486,467
                                     ===========    ===========    ===========     ===========     ============    ===========
NET ASSETS
Contracts in accumulation            $63,301,050    $28,458,301    $48,822,843     $29,568,566     $ 95,833,528    $58,472,918
Contracts in payout (annuitization)        1,524          9,911                         39,284           40,080          13,549
                                     -----------    -----------    -----------     -----------     ------------    -----------
Total net assets                     $63,302,574    $28,468,212    $48,822,843     $29,607,850     $ 95,873,608    $58,486,467
                                     ===========    ===========    ===========     ===========     ============    ===========
Units outstanding                      4,022,564      1,252,764      3,489,402       1,722,251        5,337,612      2,601,624
Unit value                           $     15.74    $     22.72    $     13.99     $     17.19     $      17.96    $     22.48
Shares                                 4,297,527      1,835,475      4,137,529       2,086,529        6,780,312      2,832,274
Cost                                 $54,286,128    $24,503,871    $48,621,038     $30,290,585     $106,001,372    $59,488,697

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Small Cap
                                     Opportunities   Small Cap   Small Company    Small Company     Strategic       Strategic
                                       Series II    Value Focus  Value Series I  Value Series II  Bond Series I  Bond Series II
                                     -------------  -----------  --------------  ---------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $47,273,342   $11,280,274   $150,842,006     $125,797,753    $115,930,647   $85,480,105
                                      ===========   ===========   ============     ============    ============   ===========
NET ASSETS
Contracts in accumulation             $47,273,342   $11,280,274   $150,678,572     $125,797,753    $115,846,268   $85,480,105
Contracts in payout (annuitization)                                    163,434                           84,379
                                      -----------   -----------   ------------     ------------    ------------   -----------
Total net assets                      $47,273,342   $11,280,274   $150,842,006     $125,797,753    $115,930,647   $85,480,105
                                      ===========   ===========   ============     ============    ============   ===========
Units outstanding                       2,158,038       298,503      6,598,777        6,480,945       5,698,598     5,438,541
Unit value                            $     21.91   $     37.79   $      22.86     $      19.41    $      20.34   $     15.72
Shares                                  2,298,169       591,830      8,269,847        6,950,152      10,626,091     7,827,848
Cost                                  $48,213,182   $13,609,546   $162,307,092     $138,921,992    $121,933,839   $91,773,166

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        T Rowe
                                      Price Mid                                Total Stock   Total Stock
                                        Value     Total Return  Total Return  Market Index  Market Index    U.S. Core
                                      Series II     Series I      Series II     Series I      Series II     Series I
                                     -----------  ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $14,516,220  $254,966,759  $204,912,106   $24,997,000   $71,822,066  $551,052,119
                                     ===========  ============  ============   ===========   ===========  ============
NET ASSETS:
Contracts in accumulation            $14,516,220  $254,829,768  $204,735,485   $24,886,702   $71,725,963  $549,952,525
Contracts in payout (annuitization)                    136,991       176,621       110,298        96,103     1,099,594
                                     -----------  ------------  ------------   -----------   -----------  ------------
Total net assets                     $14,516,220  $254,966,759  $204,912,106   $24,997,000   $71,822,066  $551,052,119
                                     ===========  ============  ============   ===========   ===========  ============
Units outstanding                        889,968    14,285,278    13,299,866     1,875,342     4,118,314    22,294,779
Unit value                           $     16.31  $      17.85  $      15.41   $     13.33   $     17.44  $      24.72
Shares                                 1,359,197    18,329,745    14,752,491     1,925,809     5,550,392    28,390,114
Cost                                 $17,207,477  $253,907,339  $203,463,112   $20,863,616   $70,256,170  $623,540,159

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                  U.S. Global  U.S. Global      U.S.          U.S.
                                                    Leaders      Leaders     Government    Government     U.S.
                                      U.S. Core      Growth       Growth     Securities    Securities  High Yield
                                      Series II     Series I    Series II     Series I     Series II    Series II
                                     -----------  -----------  -----------  ------------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $60,726,219  $25,237,055  $19,915,538  $120,827,665  $70,264,181  $2,123,558
                                     ===========  ===========  ===========  ============  ===========  ==========
NET ASSETS:
Contracts in accumulation            $60,726,219  $25,237,055  $19,915,538  $120,706,839  $70,264,181  $2,123,558
Contracts in payout (annuitization)                                              120,826
                                     -----------  -----------  -----------  ------------  -----------  ----------
Total net assets                     $60,726,219  $25,237,055  $19,915,538  $120,827,665  $70,264,181  $2,123,558
                                     ===========  ===========  ===========  ============  ===========  ==========
Units outstanding                      4,303,291    1,900,451    1,509,637     6,153,456    5,107,643     151,673
Unit value                           $     14.11  $     13.28  $     13.19  $      19.64  $     13.76  $    14.00
Shares                                 3,143,179    1,876,361    1,480,709     9,417,589    5,472,288     169,613
Cost                                 $65,884,713  $23,346,339  $18,286,506  $127,138,723  $73,078,218  $2,199,900

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      U.S. Large    U.S. Large       UBS          UBS
                                       Cap Value    Cap Value     Large Cap    Large Cap    Utilities    Utilities
                                       Series I     Series II     Series I     Series II     Series I    Series II
                                     ------------  -----------  ------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $203,732,919  $78,591,932  $244,825,743  $18,166,603  $58,246,956  $65,472,203
                                     ============  ===========  ============  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $203,460,078  $78,529,530  $244,462,029  $18,166,022  $58,215,471  $65,472,203
Contracts in payout (annuitization)       272,841       62,402       363,714          581       31,485
                                     ------------  -----------  ------------  -----------  -----------  -----------
Total net assets                     $203,732,919  $78,591,932  $244,825,743  $18,166,603  $58,246,956  $65,472,203
                                     ============  ===========  ============  ===========  ===========  ===========
Units outstanding                      13,857,607    5,042,326    15,761,365    1,178,361    2,640,125    1,983,965
Unit value                           $      14.70  $     15.59  $      15.53  $     15.42  $     22.06  $     33.00
Shares                                 12,741,271    4,927,394    16,954,691    1,261,570    4,061,852    4,600,998
Cost                                 $165,079,750  $65,664,777  $270,289,131  $20,023,852  $57,442,425  $63,726,805

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                      Wellington    Wellington
                                                                         Small      Small Cap   Wells Capital
                                                                       Cap Growth     Value       Core Bond
                                     Value Series I  Value Series II   Series II    Series II     Series II
                                     --------------  ---------------  -----------  -----------  -------------
TOTAL ASSETS
Investments at fair value             $154,362,894     $50,705,018    $37,590,676  $65,291,497   $3,624,178
                                      ============     ===========    ===========  ===========   ==========
NET ASSETS:
Contracts in accumulation             $154,093,041     $50,705,018    $37,590,676  $65,289,424   $3,624,178
Contracts in payout (annuitization)        269,853                                       2,073
                                      ------------     -----------    -----------  -----------   ----------
Total net assets                      $154,362,894     $50,705,018    $37,590,676  $65,291,497   $3,624,178
                                      ============     ===========    ===========  ===========   ==========
Units outstanding                        5,823,831       2,511,265      1,950,372    4,135,953      272,577
Unit value                            $      26.51     $     20.19    $     19.27  $     15.79   $    13.30
Shares                                   8,891,872       2,932,621      3,667,383    4,042,817      288,779
Cost                                  $167,003,645     $59,688,765    $40,018,095  $78,377,478   $3,642,476

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     500
                                                Index Fund B
                                                 Series NAV       500 Index Series I          500 Index Series II
                                                ------------  --------------------------  --------------------------
                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  1,185,404  $  2,817,093  $  1,409,818  $  1,642,904  $    823,264
Expenses:
   Mortality and expense risk and
      administrative charges                         979,381     1,945,557     2,156,410     1,409,749     1,641,363
                                                ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                         206,023       871,536      (746,592)      233,155      (818,099)
                                                ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --            --
   Net realized gain (loss)                           66,994    15,937,425    15,584,236     8,422,935    10,574,346
                                                ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                               66,994    15,937,425    15,584,236     8,422,935    10,574,346
                                                ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,118,017)  (11,807,528)    3,075,952    (5,600,283)    2,367,928
                                                ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (1,845,000)    5,001,433    17,913,596     3,055,807    12,124,175
                                                ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 447,091       819,907     1,000,873     1,369,707     2,206,769
   Transfers between sub-accounts and the
      company                                     97,864,554   (16,485,426)  (19,939,319)   (4,858,891)  (10,216,736)
   Withdrawals                                   (11,356,631)  (19,195,354)  (16,844,363)  (17,474,802)  (19,439,723)
   Annual contract fee                              (237,935)     (314,909)     (375,424)     (301,456)     (362,564)
                                                ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             86,717,079   (35,175,782)  (36,158,233)  (21,265,442)  (27,812,254)
                                                ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         84,872,079   (30,174,349)  (18,244,637)  (18,209,635)  (15,688,079)
Contract owners' equity at beginning of period            --   139,913,308   158,157,945    95,202,414   110,890,493
                                                ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 84,872,079  $109,738,959  $139,913,308  $ 76,992,779  $ 95,202,414
                                                ============  ============  ============  ============  ============

                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Units, beginning of period                               --    11,609,646    14,906,958     5,988,819     7,895,332
Units issued                                      8,769,817       930,613     1,308,850       417,368       656,293
Units redeemed                                    1,834,210     3,727,347     4,606,162     1,719,371     2,562,806
                                                  ---------     ---------     ---------     ---------     ---------
Units, end of period                              6,935,607     8,812,912    11,609,646     4,686,816     5,988,819
                                                  =========     =========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Active Bond Series I        Active Bond Series II      Alger American Balanced
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  8,953,422  $  3,603,946  $ 41,486,707  $ 12,669,950  $         --  $    354,723
Expenses:
   Mortality and expense risk and
      administrative charges                       1,569,728     1,851,235     8,366,544     7,941,842       141,668       445,654
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       7,383,694     1,752,711    33,120,163     4,728,108      (141,668)      (90,931)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --            --     1,515,879
   Net realized gain (loss)                          426,727       100,155       604,989       (52,123)    3,639,026       648,197
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                              426,727       100,155       604,989       (52,123)    3,639,026     2,164,076
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,256,061)    1,411,417   (23,452,814)    6,989,724    (2,118,817)   (1,362,453)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          2,554,360     3,264,283    10,272,338    11,665,709     1,378,541       710,692
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 481,364       492,743     7,844,947    16,820,492        59,662       296,915
   Transfers between sub-accounts and the
      company                                     (1,720,305)   (7,564,398)   37,712,143    (9,631,685)  (27,339,705)     (271,391)
   Withdrawals                                   (19,389,031)  (21,309,334)  (52,745,865)  (23,589,285)   (1,582,466)   (4,358,296)
   Annual contract fee                              (134,175)     (163,466)   (1,447,458)   (1,376,137)      (41,134)     (131,643)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,762,147)  (28,544,455)   (8,636,233)  (17,776,615)  (28,903,643)   (4,464,415)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (18,207,787)  (25,280,172)    1,636,105    (6,110,906)  (27,525,102)   (3,753,723)
Contract owners' equity at beginning of period   114,128,749   139,408,921   489,520,731   495,631,637    27,525,102    31,278,825
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 95,920,962  $114,128,749  $491,156,836  $489,520,731  $         --  $ 27,525,102
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        8,812,410    11,076,124    38,059,136    39,503,132     1,635,810     1,912,505
Units issued                                        555,557       480,665     6,393,736     3,009,919         8,887        88,839
Units redeemed                                    2,145,987     2,744,379     7,053,847     4,453,915     1,644,697       365,534
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              7,221,980     8,812,410    37,399,025    38,059,136            --     1,635,810
                                                  =========     =========    ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Alger American
                                                    Leveraged All Cap         All Cap Core Series I      All Cap Core Series II
                                                -------------------------  --------------------------  -------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $         --  $        --  $  1,784,311  $  1,107,275  $    142,063  $    57,978
Expenses:
   Mortality and expense risk and
      administrative charges                          58,926      156,335     1,879,902     2,227,000       249,507      160,874
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                         (58,926)    (156,335)      (95,591)   (1,119,725)     (107,444)    (102,896)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --            --            --            --           --
   Net realized gain (loss)                        4,211,718      618,780    17,088,895     9,558,811       846,992    1,077,484
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                            4,211,718      618,780    17,088,895     9,558,811       846,992    1,077,484
                                                ------------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (2,869,369)   1,083,819   (14,414,472)   10,380,707    (1,051,713)     218,566
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          1,283,423    1,546,264     2,578,832    18,819,793      (312,165)   1,193,154
                                                ------------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                  31,643      155,235       372,083     1,063,655       126,213      253,377
   Transfers between sub-accounts and the
      company                                    (11,411,473)   1,000,151   (19,226,051)  (16,694,869)    9,073,226     (456,701)
   Withdrawals                                      (428,408)  (1,569,942)  (22,324,385)  (22,231,859)   (2,569,335)    (962,111)
   Annual contract fee                               (23,359)     (46,262)     (248,111)     (280,643)      (57,565)     (30,497)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (11,831,597)    (460,818)  (41,426,464)  (38,143,716)    6,572,539   (1,195,932)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (10,548,174)   1,085,446   (38,847,632)  (19,323,923)    6,260,374       (2,778)
Contract owners' equity at beginning of period    10,548,174    9,462,728   143,932,795   163,256,718    10,072,010   10,074,788
                                                ------------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $         --  $10,548,174  $105,085,163  $143,932,795  $ 16,332,384  $10,072,010
                                                ============  ===========  ============  ============  ============  ===========

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                         452,490      475,553      7,796,201    10,039,132      546,094      621,010
Units issued                                        33,720       75,828        227,374       271,866      658,910      185,106
Units redeemed                                     486,210       98,891      2,332,814     2,514,797      329,391      260,022
                                                   -------      -------      ---------     ---------      -------      -------
Units, end of period                                    --      452,490      5,690,761     7,796,201      875,613      546,094
                                                   =======      =======      =========     =========      =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  All Cap Growth Series I   All Cap Growth Series II    All Cap Value Series I
                                                --------------------------  ------------------------  --------------------------
                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $     82,531  $         --  $        --  $        --  $    895,830  $    595,135
Expenses:
   Mortality and expense risk and
   administrative charges                          2,817,670     3,237,949      391,368      444,107       808,603       912,882
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)                      (2,735,139)   (3,237,949)    (391,368)    (444,107)       87,227      (317,747)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --           --           --    20,369,994    13,264,952
   Net realized gain (loss)                       11,605,892    (2,978,719)   1,904,305    2,039,380       915,987     2,026,478
                                                ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)                           11,605,892    (2,978,719)   1,904,305    2,039,380    21,285,981    15,291,430
                                                ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     10,747,593    16,866,720      822,762     (393,720)  (17,785,834)   (8,150,541)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
     equity from operations                       19,618,346    10,650,052    2,335,699    1,201,553     3,587,374     6,823,142
                                                ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 947,993     1,602,853      511,908      878,282       175,923       318,798
   Transfers between sub-accounts and the
      company                                    (24,162,990)  (17,866,822)    (280,428)  (1,189,195)   (6,419,851)   (1,291,422)
   Withdrawals                                   (29,527,635)  (29,517,224)  (3,741,921)  (4,083,269)   (7,891,608)   (8,952,249)
   Annual contract fee                              (352,973)     (434,668)     (87,406)    (102,636)     (119,837)     (137,248)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (53,095,605)  (46,215,861)  (3,597,847)  (4,496,818)  (14,255,373)  (10,062,121)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
     equity                                      (33,477,259)  (35,565,809)  (1,262,148)  (3,295,265)  (10,667,999)   (3,238,979)
Contract owners' equity at beginning of period   205,159,404   240,725,213   25,736,425   29,031,690    58,057,755    61,296,734
                                                ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $171,682,145  $205,159,404  $24,474,277  $25,736,425  $ 47,389,756  $ 58,057,755
                                                ============  ============  ===========  ===========  ============  ============

                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period                       11,560,384    14,210,315    1,742,991    2,059,319     3,602,546     4,261,947
Units issued                                        175,483       204,572      188,468      234,885       190,361       487,739
Units redeemed                                    2,880,792     2,854,503      426,261      551,213     1,035,898     1,147,140
                                                 ----------    ----------    ---------    ---------     ---------     ---------
Units, end of period                              8,855,075    11,560,384    1,505,198    1,742,991     2,757,009     3,602,546
                                                 ==========    ==========    =========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             American      American
                                                                               Asset     Asset High-
                                                                            Allocation   Income Bond      American Blue-Chip
                                                 All Cap Value Series II     Series II    Series II    Income & Growth Series II
                                                -------------------------  ------------  -----------  --------------------------
                                                    2007          2006         2007          2007         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    689,728  $   470,642  $  8,163,001  $ 2,590,110  $  3,337,506  $    730,446
Expenses:
   Mortality and expense risk and
   administrative charges                            842,851      952,885     2,259,829      205,874     2,595,358     2,713,787
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net investment income (loss)                        (153,123)    (482,243)    5,903,172    2,384,236       742,148    (1,983,341)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            19,569,370   12,663,319     1,443,147           --    28,106,953     2,934,622
   Net realized gain (loss)                          686,526    1,425,997        51,454      480,954     7,120,428     4,890,025
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses)                           20,255,896   14,089,316     1,494,601      480,954    35,227,381     7,824,647
                                                ------------  -----------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (16,698,231)  (7,168,724)  (16,398,511)  (3,185,626)  (34,659,804)   17,940,707
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          3,404,542    6,438,349    (9,000,738)    (320,436)    1,309,725    23,782,013
                                                ------------  -----------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 653,495    1,375,258   314,012,454   26,307,025     1,779,463     4,282,820
   Transfers between sub-accounts and the
      company                                     (6,420,161)  (1,253,742)  172,186,930   18,361,070   (11,723,494)    3,584,814
   Withdrawals                                    (9,910,998)  (6,284,614)   (4,236,386)  (1,053,246)  (29,350,183)  (20,428,790)
   Annual contract fee                              (165,858)    (197,434)     (139,792)     (13,713)     (401,522)     (448,014)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (15,843,522)  (6,360,532)  481,823,206   43,601,136   (39,695,736)  (13,009,170)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (12,438,980)      77,817   472,822,468   43,280,700   (38,386,011)   10,772,843
Contract owners' equity at beginning of period    57,471,289   57,393,472            --           --   177,060,573   166,287,730
                                                ------------  -----------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $ 45,032,309  $57,471,289  $472,822,468  $43,280,700  $138,674,562  $177,060,573
                                                ============  ===========  ============  ===========  ============  ============

                                                    2007          2006         2007          2007         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Units, beginning of period                        3,376,358    3,770,641            --           --     8,938,256     9,653,221
Units issued                                         84,325      493,671    38,813,867    3,872,590       515,866     1,150,269
Units redeemed                                      977,614      887,954     1,064,924      253,101     2,446,430     1,865,234
                                                  ---------    ---------    ----------    ---------     ---------     ---------
Units, end of period                              2,483,069    3,376,358    37,748,943    3,619,489     7,007,692     8,938,256
                                                  =========    =========    ==========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         American       American
                                                                                 American Century      Fundamental       Global
                                                                                 - Small Company         Holdings   Diversification
                                                  American Bond Series II           Series II           Series II      Series II
                                                --------------------------  -------------------------  -----------  ---------------
                                                    2007          2006          2007         2006          2007           2007
                                                ------------  ------------  -----------  ------------  -----------  ---------------
Income:
   Dividend distributions received              $ 30,153,733  $         --  $        --  $         --  $   686,627    $  1,516,520
Expenses:
   Mortality and expense risk and
      administrative charges                      10,741,645     4,846,135       94,932       278,581       47,421         112,334
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net investment income (loss)                      19,412,088    (4,846,135)     (94,932)     (278,581)     639,206       1,404,186
                                                ------------  ------------  -----------  ------------  -----------    ------------
Realized gains (losses) on investments:
   Capital gain distributions received               234,401            --      840,660     2,821,692           --              --
   Net realized gain (loss)                        2,413,221       312,893     (111,439)     (536,345)      15,973           3,975
                                                ------------  ------------  -----------  ------------  -----------    ------------
Realized gains (losses)                            2,647,622       312,893      729,221     2,285,347       15,973           3,975
                                                ------------  ------------  -----------  ------------  -----------    ------------
Unrealized appreciation (depreciation) during
   the period                                    (15,531,297)   21,317,532     (918,074)   (1,168,586)    (840,884)     (1,032,221)
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net increase (decrease) in contract owners'
   equity from operations                          6,528,413    16,784,290     (283,785)      838,180     (185,705)        375,940
                                                ------------  ------------  -----------  ------------  -----------    ------------
Changes from principal transactions:
   Purchase payments                             307,145,643   263,370,172      104,246       210,450   38,842,412      44,222,801
   Transfers between sub-accounts and the
      company                                    114,087,412    80,311,374   (2,418,076)  (16,470,584)  14,410,764      59,374,273
   Withdrawals                                   (26,376,978)   (9,327,078)  (1,063,467)   (2,444,344)     (59,812)       (342,256)
   Annual contract fee                            (1,824,914)     (531,817)     (11,128)      (34,202)      (4,382)        (19,641)
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            393,031,163   333,822,651   (3,388,425)  (18,738,680)  53,188,982     103,235,177
                                                ------------  ------------  -----------  ------------  -----------    ------------
Total increase (decrease) in contract owners'
   equity                                        399,559,576   350,606,941   (3,672,210)  (17,900,500)  53,003,277     103,611,117
Contract owners' equity at beginning of
   period                                        475,934,445   125,327,504    7,959,340    25,859,840           --              --
                                                ------------  ------------  -----------  ------------  -----------    ------------
Contract owners' equity at end of period        $875,494,021  $475,934,445  $ 4,287,130  $  7,959,340  $53,003,277    $103,611,117
                                                ============  ============  ===========  ============  ===========    ============

                                                    2007          2006          2007         2006          2007           2007
                                                ------------  ------------  -----------  ------------  -----------  ---------------
Units, beginning of period                       36,599,574    10,102,745     487,905      1,645,126           --             --
Units issued                                     33,810,717    27,929,503      14,935        100,869    4,262,049      8,298,364
Units redeemed                                    3,887,273     1,432,674     216,862      1,258,090       43,291         46,959
                                                 ----------    ----------     -------      ---------    ---------      ---------
Units, end of period                             66,523,018    36,599,574     285,978        487,905    4,218,758      8,251,405
                                                 ==========    ==========     =======      =========    =========      =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        American
                                         American        Global
                                          Global          Small
                                          Growth     Capitalization                                         American Growth-
                                         Series II      Series II       American Growth Series II           Income Series II
                                       ------------  --------------  ------------------------------  ------------------------------
                                           2007           2007            2007            2006            2007            2006
                                       ------------  --------------  --------------  --------------  --------------  --------------
Income:
   Dividend distributions received     $  3,107,671    $ 1,018,515   $   14,247,204  $    1,976,899  $   34,191,426  $    8,649,213
Expenses:
   Mortality and expense risk and
      administrative charges                991,665        402,123       23,466,327      18,803,754      19,407,358      14,944,347
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net investment income (loss)              2,116,006        616,392       (9,219,123)    (16,826,855)     14,784,068      (6,295,134)
                                       ------------    -----------   --------------  --------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                              811,439        409,559      149,632,572       7,383,034      55,362,794       1,054,425
   Net realized gain (loss)                 185,952        (30,373)      67,560,237      29,283,039      34,534,463      14,885,341
                                       ------------    -----------   --------------  --------------  --------------  --------------
Realized gains (losses)                     997,391        379,186      217,192,809      36,666,073      89,897,257      15,939,766
                                       ------------    -----------   --------------  --------------  --------------  --------------
Unrealized appreciation
   (depreciation)
   during the period                        (60,677)    (3,237,722)     (73,580,296)     72,261,616     (75,251,563)    105,776,473
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from operations         3,052,720     (2,242,144)     134,393,390      92,100,834      29,429,762     115,421,105
                                       ------------    -----------   --------------  --------------  --------------  --------------
Changes from principal transactions:
   Purchase payments                    131,363,919     41,129,729      230,583,461     257,087,013     222,272,719     248,591,590
   Transfers between sub-accounts and
      the company                        82,512,127     44,536,829       10,222,083      40,744,350      33,681,383      12,537,904
   Withdrawals                           (2,786,218)    (1,781,120)    (151,692,718)    (87,006,747)   (107,380,068)    (59,988,417)
   Annual contract fee                      (72,745)       (32,660)      (3,871,870)     (2,960,051)     (3,170,077)     (2,247,167)
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         211,017,083     83,852,778       85,240,956     207,864,565     145,403,957     198,893,910
                                       ------------    -----------   --------------  --------------  --------------  --------------
Total increase (decrease) in contract
   owners' equity                       214,069,803     81,610,634      219,634,346     299,965,399     174,833,719     314,315,015
Contract owners' equity at beginning
   of period                                     --             --    1,324,517,659   1,024,552,260   1,094,819,585     780,504,570
                                       ------------    -----------   --------------  --------------  --------------  --------------
Contract owners' equity at end of
   period                              $214,069,803    $81,610,634   $1,544,152,005  $1,324,517,659  $1,269,653,304  $1,094,819,585
                                       ============    ===========   ==============  ==============  ==============  ==============

                                           2007           2007            2007            2006            2007            2006
                                       ------------  --------------  --------------  --------------  --------------  --------------
Units, beginning of period                      --             --      65,701,092      53,642,516      57,499,647      45,371,276
Units issued                            16,942,499      6,743,003      14,741,670      17,091,197      15,011,068      15,817,603
Units redeemed                             743,411        691,934       8,463,433       5,032,621       5,854,981       3,689,232
                                        ----------      ---------      ----------      ----------      ----------      ----------
Units, end of period                    16,199,088      6,051,069      71,979,329      65,701,092      66,655,734      57,499,647
                                        ==========      =========      ==========      ==========      ==========      ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    American
                                                                                   New World
                                                American International Series II   Series II       Basic Value Focus
                                                --------------------------------  -----------  ------------------------
                                                        2007           2006           2007         2007         2006
                                                --------------  ----------------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   20,954,937     $  5,169,576   $ 1,299,463  $   284,982  $   391,245
Expenses:
   Mortality and expense risk and
      administrative charges                        15,685,269       11,356,902       330,312      368,798      434,418
                                                --------------     ------------   -----------  -----------  -----------
Net investment income (loss)                         5,269,668       (6,187,326)      969,151      (83,816)     (43,173)
                                                --------------     ------------   -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              83,638,104        6,895,675       361,105    2,664,225    2,904,401
   Net realized gain (loss)                         52,268,631       20,686,059       607,534    1,499,531    1,093,025
                                                --------------     ------------   -----------  -----------  -----------
Realized gains (losses)                            135,906,735       27,581,734       968,639    4,163,756    3,997,426
                                                --------------     ------------   -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       15,243,393       88,515,262     2,392,064   (3,731,975)   1,356,507
                                                --------------     ------------   -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          156,419,796      109,909,670     4,329,854      347,965    5,310,760
                                                --------------     ------------   -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               158,583,384      193,229,862    17,510,196        6,798       14,714
   Transfers between sub-accounts and the
      company                                      (32,654,076)      36,868,087    58,640,220   (2,891,392)  (2,984,617)
   Withdrawals                                     (86,217,120)     (47,925,538)   (1,693,426)  (5,233,086)  (4,569,235)
   Annual contract fee                              (2,545,407)      (1,702,831)      (34,499)     (57,044)     (73,417)
                                                --------------     ------------   -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions               37,166,781      180,469,580    74,422,491   (8,174,724)  (7,612,555)
                                                --------------     ------------   -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          193,586,577      290,379,250    78,752,345   (7,826,759)  (2,301,795)
Contract owners' equity at beginning of
   period                                          856,032,147      565,652,897            --   28,247,174   30,548,969
                                                --------------     ------------   -----------  -----------  -----------
Contract owners' equity at end of period        $1,049,618,724     $856,032,147   $78,752,345  $20,420,415  $28,247,174
                                                ==============     ============   ===========  ===========  ===========

                                                        2007           2006           2007         2007         2006
                                                   --------------  ------------   -----------  -----------  -----------
Units, beginning of period                           33,554,049     24,692,780            --    1,057,639    1,355,133
Units issued                                          8,655,033     12,110,057     5,905,540       11,549       14,330
Units redeemed                                        5,336,376      3,248,788       623,639      298,097      311,824
                                                     ----------     ----------     ---------    ---------    ---------
Units, end of period                                 36,872,706     33,554,049     5,281,901      771,091    1,057,639
                                                     ==========     ==========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Bond Index
                                                                                                            Trust A
                                                  Blue Chip Growth Series I   Blue Chip Growth Series II   Series II
                                                ----------------------------  --------------------------   ---------
                                                     2007           2006          2007          2006         2007
                                                -------------  -------------  ------------  ------------  ----------
Income:
   Dividend distributions received              $   3,777,120  $   1,251,057  $    610,167  $     53,861   $ 14,490
Expenses:
   Mortality and expense risk and
      administrative charges                        7,735,245      8,582,051     2,524,142     2,542,848      5,575
                                                -------------  -------------  ------------  ------------   --------
Net investment income (loss)                       (3,958,125)    (7,330,994)   (1,913,975)   (2,488,987)     8,915
                                                -------------  -------------  ------------  ------------   --------
Realized gains (losses) on investments:
   Capital gain distributions received                     --             --            --            --         --
   Net realized gain (loss)                        17,016,368    (11,714,604)   12,180,590     9,636,287      6,996
                                                -------------  -------------  ------------  ------------   --------
Realized gains (losses)                            17,016,368    (11,714,604)   12,180,590     9,636,287      6,996
                                                -------------  -------------  ------------  ------------   --------
Unrealized appreciation (depreciation) during
   the period                                      42,840,304     62,188,901     5,175,223     4,007,992        803
                                                -------------  -------------  ------------  ------------   --------
Net increase (decrease) in contract owners'
   equity from operations                          55,898,547     43,143,303    15,441,838    11,155,292     16,714
                                                -------------  -------------  ------------  ------------   --------
Changes from principal transactions:
   Purchase payments                                2,189,625      3,132,082     7,011,045    11,190,286         --
   Transfers between sub-accounts and the
      company                                     (39,776,356)   (47,332,109)     (289,585)  (12,885,293)   494,359
   Withdrawals                                    (92,953,309)   (86,787,587)  (20,705,772)  (14,146,587)   (51,047)
   Annual contract fee                               (856,915)    (1,037,970)     (490,464)     (495,292)      (869)
                                                -------------  -------------  ------------  ------------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions            (131,396,955)  (132,025,584)  (14,474,776)  (16,336,886)   442,443
                                                -------------  -------------  ------------  ------------   --------
Total increase (decrease) in contract owners'
   equity                                         (75,498,408)   (88,882,281)      967,062    (5,181,594)   459,157
Contract owners' equity at beginning of
   period                                         554,433,820    643,316,101   154,585,091   159,766,685         --
                                                -------------  -------------  ------------  ------------   --------
Contract owners' equity at end of period        $ 478,935,412  $ 554,433,820  $155,552,153  $154,585,091   $459,157
                                                =============  =============  ============  ============   ========

                                                     2007           2006          2007          2006         2007
                                                -------------  -------------  ------------  ------------  ----------
Units, beginning of period                        26,906,895     33,550,625    10,160,181    11,286,906         --
Units issued                                         874,680        616,972     1,567,499     1,156,074     68,421
Units redeemed                                     6,692,311      7,260,702     2,471,303     2,282,799     32,966
                                                  ----------     ----------    ----------    ----------     ------
Units, end of period                              21,089,264     26,906,895     9,256,377    10,160,181     35,455
                                                  ==========     ==========    ==========    ==========     ======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Capital                     Capital                CGTC Overseas
                                                   Appreciation Series I      Appreciation Series II        Equity Series II
                                                --------------------------  --------------------------  -----------------------
                                                    2007          2006          2007          2006          2007        2006
                                                ------------  ------------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions received              $    550,443  $       --    $     70,531  $       --    $   133,878  $   27,432
Expenses:
   Mortality and expense risk and
      administrative charges                       3,005,611     2,463,275     1,505,936     1,339,088      108,345      95,857
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net investment income (loss)                      (2,455,168)   (2,463,275)   (1,435,405)   (1,339,088)      25,533     (68,425)
                                                ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received               887,837     4,764,620       413,245     4,760,482      803,382     212,192
   Net realized gain (loss)                        4,462,816     1,986,187     1,640,438     4,746,643      540,347     388,943
                                                ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses)                            5,350,653     6,750,807     2,053,683     9,507,125    1,343,729     601,135
                                                ------------  ------------  ------------  ------------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     16,289,686    (4,960,338)    7,854,861    (8,477,423)    (681,160)    339,403
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         19,185,171      (672,806)    8,473,139      (309,386)     688,102     872,113
                                                ------------  ------------  ------------  ------------  -----------  ----------
Changes from principal transactions:
   Purchase payments                               1,099,588     1,013,561     2,373,727     2,724,865      169,504     930,764
   Transfers between sub-accounts and the
      company                                    (23,137,997)  197,762,252    (9,664,290)   66,290,073      204,078   1,148,169
   Withdrawals                                   (32,405,543)  (21,953,961)  (15,800,557)  (11,683,085)  (1,016,687)   (479,308)
   Annual contract fee                              (445,823)     (395,127)     (314,021)     (304,743)     (13,433)    (13,186)
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (54,889,775)  176,426,725   (23,405,141)   57,027,110     (656,538)  1,586,439
                                                ------------  ------------  ------------  ------------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (35,704,604)  175,753,919   (14,932,002)   56,717,724       31,564   2,458,552
Contract owners' equity at beginning of period   218,602,333    42,848,414   100,280,811    43,563,087    6,821,207   4,362,655
                                                ------------  ------------  ------------  ------------  -----------  ----------
Contract owners' equity at end of period        $182,897,729  $218,602,333  $ 85,348,809  $100,280,811  $ 6,852,771  $6,821,207
                                                ============  ============  ============  ============  ===========  ==========

                                                    2007          2006          2007          2006          2007        2006
                                                ------------  ------------  ------------  ------------  -----------  ----------
Units, beginning of period                        22,981,087     4,457,575     6,968,696     3,049,647      382,354     288,122
Units issued                                         941,095    24,173,046       627,437     5,985,885      178,453     435,642
Units redeemed                                     6,436,289     5,649,534     2,182,380     2,066,836      213,118     341,410
                                                ------------  ------------  ------------  ------------  -----------  ----------
Units, end of period                              17,485,893    22,981,087     5,413,753     6,968,696      347,689     382,354
                                                ============  ============  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Credit Suisse          Credit Suisse Global
                                                     Emerging Markets        Post Venture Capital    Dreyfus IP Midcap Stock
                                                -------------------------  -----------------------  -------------------------
                                                    2007          2006         2007        2006         2007          2006
                                                ------------  -----------  -----------  ----------  ------------  -----------
Income:
   Dividend distributions received              $        --   $    91,516  $        --  $       --  $    108,058  $    72,769
Expenses:
   Mortality and expense risk and
      administrative charges                          93,282      261,705       18,958      57,757       195,109      606,189
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net investment income (loss)                         (93,282)    (170,189)     (18,958)    (57,757)      (87,051)    (533,420)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --      224,771           --          --     4,224,257    6,559,625
   Net realized gain (loss)                        7,725,096    2,524,089      927,491     460,138     1,733,513    2,086,810
                                                ------------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses)                            7,725,096    2,748,860      927,491     460,138     5,957,770    8,646,435
                                                ------------  -----------  -----------  ----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (6,706,778)   1,867,264     (669,990)    (37,483)   (2,645,731)  (5,843,821)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            925,036    4,445,935      238,543     364,898     3,224,988    2,269,194
                                                ------------  -----------  -----------  ----------  ------------  -----------
Changes from principal transactions:

   Purchase payments                                  63,413      301,856        6,509      61,763       209,715      668,992
   Transfers between sub-accounts and the
      company                                    (18,266,782)      85,052   (3,597,869)    (48,308)  (38,829,231)    (520,784)
   Withdrawals                                      (666,339)  (1,923,542)    (109,327)   (606,195)   (1,658,834)  (5,595,941)
   Annual contract fee                               (33,352)     (72,893)      (8,677)    (17,703)      (69,296)    (183,412)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (18,903,060)  (1,609,527)  (3,709,364)   (610,443)  (40,347,646)  (5,631,145)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (17,978,024)   2,836,408   (3,470,821)   (245,545)  (37,122,658)  (3,361,951)
Contract owners' equity at beginning of period    17,978,024   15,141,616    3,470,821   3,716,366    37,122,658   40,484,609
                                                ------------  -----------  -----------  ----------  ------------  -----------
Contract owners' equity at end of period        $        --   $17,978,024  $      --    $3,470,821  $         --  $37,122,658
                                                ============  ===========  ===========  ==========  ============  ===========

                                                    2007          2006         2007        2006         2007          2006
                                                ------------  -----------  -----------  ----------  ------------  -----------
Units, beginning of period                         474,747      521,828      119,135      142,287     1,624,427    1,878,845
Units issued                                        18,374      103,970        5,405       29,045        15,813      131,833
Units redeemed                                     493,121      151,051      124,540       52,197     1,640,240      386,251
                                                   -------      -------      -------      -------     ---------    ---------
Units, end of period                                    --      474,747           --      119,135            --    1,624,427
                                                   =======      =======      =======      =======     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Dreyfus Socially
                                                   Responsible Growth      Dynamic Growth Series I    Dynamic Growth Series II
                                                -----------------------  --------------------------  -------------------------
                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received              $     5,541  $     --    $         --  $         --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                         10,781      31,713     1,163,082     1,326,965      477,629       583,798
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net investment income (loss)                         (5,240)    (31,713)   (1,163,082)   (1,326,965)    (477,629)     (583,798)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --            --            --           --            --
   Net realized gain (loss)                         492,168     113,038    13,232,411    10,334,129    3,976,618     5,803,706
                                                -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses)                             492,168     113,038    13,232,411    10,334,129    3,976,618     5,803,706
                                                -----------  ----------  ------------  ------------  -----------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (374,641)     59,368    (6,098,188)   (1,348,032)  (1,210,437)   (2,394,185)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           112,287     140,693     5,971,141     7,659,132    2,288,552     2,825,723
                                                -----------  ----------  ------------  ------------  -----------  ------------
Changes from principal transactions:
   Purchase payments                                  5,845      21,334       524,182       634,600      274,989       960,905
   Transfers between sub-accounts and the
      company                                    (2,013,983)   (194,442)   (9,337,926)  (14,137,447)  (2,502,419)   (7,442,833)
   Withdrawals                                      (52,154)   (130,333)  (11,580,818)   (9,139,203)  (5,101,887)   (5,377,581)
   Annual contract fee                               (2,905)     (9,887)     (225,692)     (267,150)    (104,764)     (128,813)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,063,197)   (313,328)  (20,620,254)  (22,909,200)  (7,434,081)  (11,988,322)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Total increase (decrease) in contract owners'
   equity                                        (1,950,910)   (172,635)  (14,649,113)  (15,250,068)  (5,145,529)   (9,162,599)
Contract owners' equity at beginning of period    1,950,910   2,123,545    80,188,645    95,438,713   30,933,855    40,096,454
                                                -----------  ----------  ------------  ------------  -----------  ------------
Contract owners' equity at end of period        $        --  $1,950,910  $ 65,539,532  $ 80,188,645  $25,788,326  $ 30,933,855
                                                ===========  ==========  ============  ============  ===========  ============

                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  ------------
Units, beginning of period                        100,978      117,733    13,496,709    17,531,394    1,868,970     2,631,196
Units issued                                        3,032        8,984     1,350,534     1,153,151      215,874       406,414
Units redeemed                                    104,010       25,739     4,628,188     5,187,836      637,409     1,168,640
                                                  -------      -------    ----------    ----------    ---------     ---------
Units, end of period                                   --      100,978    10,219,055    13,496,709    1,447,435     1,868,970
                                                  =======      =======    ==========    ==========    =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Emerging Growth            Emerging Small              Emerging Small
                                                        Series II              Company Series I            Company Series II
                                                ------------------------  --------------------------  --------------------------
                                                    2007        2006          2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $        --  $        --  $         --  $         --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                        145,741      190,072     1,365,451     1,680,287       720,304       939,270
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       (145,741)    (190,072)   (1,365,451)   (1,680,287)     (720,304)     (939,270)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            2,728,015    5,249,566    21,508,750     6,346,100    10,410,736     3,400,026
   Net realized gain (loss)                        (909,307)  (3,737,393)    3,246,400     6,332,516       530,635     5,757,248
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                           1,818,708    1,512,173    24,755,150    12,678,616    10,941,371     9,157,274
                                                -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (1,381,617)    (682,623)  (16,838,402)   (9,597,923)   (7,348,046)   (7,570,809)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           291,350      639,478     6,551,297     1,400,406     2,873,021       647,195
                                                -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                110,576      754,035       471,644       761,623       411,287     1,912,186
   Transfers between sub-accounts and the
      company                                    (2,053,208)   2,884,236   (13,171,138)  (15,947,711)   (4,734,828)  (13,913,879)
   Withdrawals                                   (1,461,538)  (1,440,436)  (13,737,090)  (12,684,928)   (7,753,972)   (6,322,513)
   Annual contract fee                              (21,447)     (31,481)     (206,216)     (265,780)     (154,899)     (200,389)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,425,617)   2,166,354   (26,642,800)  (28,136,796)  (12,232,412)  (18,524,595)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (3,134,267)   2,805,832   (20,091,503)  (26,736,390)   (9,359,391)  (17,877,400)
Contract owners' equity at beginning of period   11,308,182    8,502,350    98,495,711   125,232,101    47,965,200    65,842,600
                                                -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 8,173,915  $11,308,182  $ 78,404,208  $ 98,495,711  $ 38,605,809  $ 47,965,200
                                                ===========  ===========  ============  ============  ============  ============

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                        574,185      473,804      5,675,377     7,371,948     3,257,290     4,484,767
Units issued                                      268,414      840,795        262,016       468,630       340,863       565,857
Units redeemed                                    436,075      740,414      1,625,192     2,165,201     1,141,790     1,793,334
                                                  -------      -------      ---------     ---------     ---------     ---------
Units, end of period                              406,524      574,185      4,312,201     5,675,377     2,456,363     3,257,290
                                                  =======      =======      =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                   Financial
                                                   Equity-Income Series I       Equity-Income Series II        Services Series I
                                                ----------------------------  --------------------------  -------------------------
                                                     2007           2006          2007          2006          2007          2006
                                                -------------  -------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $  17,388,236  $  10,239,372  $  6,716,901  $  3,653,225  $    436,437  $   134,656
Expenses:
   Mortality and expense risk and
      administrative charges                        9,211,383      9,736,116     4,411,822     4,373,407       563,556      577,324
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net investment income (loss)                        8,176,853        503,256     2,305,079      (720,182)     (127,119)    (442,668)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             67,438,355     42,130,440    29,672,644    16,861,755     4,426,762          738
   Net realized gain (loss)                        32,063,058     21,317,488    19,079,402    17,531,134     6,968,256    5,088,195
                                                -------------  -------------  ------------  ------------  ------------  -----------
Realized gains (losses)                            99,501,413     63,447,928    48,752,046    34,392,889    11,395,018    5,088,933
                                                -------------  -------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (93,130,808)    41,525,785   (46,297,632)    8,520,845   (13,886,589)   2,711,857
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          14,547,458    105,476,969     4,759,493    42,193,552    (2,618,690)   7,358,122
                                                -------------  -------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                2,383,063      3,130,812    13,385,711    13,345,042       266,513      267,608
   Transfers between sub-accounts and the
      company                                     (29,375,279)   (25,072,854)  (18,118,964)  (10,769,661)   (8,040,021)   4,710,106
   Withdrawals                                   (108,734,091)  (106,757,298)  (39,379,487)  (32,331,289)   (5,938,859)  (5,044,280)
   Annual contract fee                               (835,847)      (947,859)     (811,357)     (848,006)      (99,523)    (107,493)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (136,562,154)  (129,647,199)  (44,924,097)  (30,603,914)  (13,811,890)    (174,059)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (122,014,696)   (24,170,230)  (40,164,604)   11,589,638   (16,430,580)   7,184,063
Contract owners' equity at beginning of period    662,230,708    686,400,938   282,031,516   270,441,878    45,179,873   37,995,810
                                                -------------  -------------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $ 540,216,012  $ 662,230,708  $241,866,912  $282,031,516  $ 28,749,293  $45,179,873
                                                =============  =============  ============  ============  ============  ===========

                                                     2007           2006          2007          2006          2007          2006
                                                -------------  -------------  ------------  ------------  ------------  -----------
Units, beginning of period                        22,179,215     26,812,293    16,211,703    18,135,341     2,583,144    2,635,289
Units issued                                         794,836      1,146,833     2,022,979     2,265,304       487,144      947,758
Units redeemed                                     5,195,557      5,779,911     4,469,769     4,188,942     1,278,450      999,903
                                                  ----------     ----------    ----------    ----------     ---------    ---------
Units, end of period                              17,778,494     22,179,215    13,764,913    16,211,703     1,791,838    2,583,144
                                                  ==========     ==========    ==========    ==========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              Founding
                                                    Financial Services       Allocation         Fundamental Value
                                                        Series II             Series II             Series I
                                                -------------------------  --------------  --------------------------
                                                    2007          2006          2007           2007          2006
                                                ------------  -----------  --------------  ------------  ------------
Income:
   Dividend distributions received              $    411,328  $    88,818  $    5,644,106  $  2,602,728  $  1,360,683
Expenses:
   Mortality and expense risk and
      administrative charges                         767,716      700,292       6,157,527     2,560,887     2,595,480
                                                ------------  -----------  --------------  ------------  ------------
Net investment income (loss)                        (356,388)    (611,474)       (513,421)       41,841    (1,234,797)
                                                ------------  -----------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             5,889,936          845              --     6,784,480     5,662,420
   Net realized gain (loss)                        8,394,691    4,402,972      (1,077,383)   15,355,935    11,301,923
                                                ------------  -----------  --------------  ------------  ------------
Realized gains (losses)                           14,284,627    4,403,817      (1,077,383)   22,140,415    16,964,343
                                                ------------  -----------  --------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (17,577,154)   4,715,165     (32,297,354)  (17,636,871)    4,789,534
                                                ------------  -----------  --------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (3,648,915)   8,507,508     (33,888,158)    4,545,385    20,519,080
                                                ------------  -----------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                               3,660,618    4,885,522     712,584,325       634,200       949,646
   Transfers between sub-accounts and the
      company                                    (10,986,713)   7,319,008     399,961,337    (8,808,075)   (1,385,934)
   Withdrawals                                    (6,215,153)  (5,047,503)    (11,175,367)  (22,307,375)  (20,047,130)
   Annual contract fee                              (150,993)    (160,732)       (434,435)     (363,030)     (400,322)
                                                ------------  -----------  --------------  ------------  ------------
Net increase (decrease) in contract owners'
      equity from principal transactions         (13,692,241)   6,996,295   1,100,935,860   (30,844,280)  (20,883,740)
                                                ------------  -----------  --------------  ------------  ------------
Total increase (decrease) in contract owners'
      equity                                     (17,341,156)  15,503,803   1,067,047,702   (26,298,895)     (364,660)
Contract owners' equity at beginning of period    55,701,359   40,197,556              --   175,240,516   175,605,176
                                                ------------  -----------  --------------  ------------  ------------
Contract owners' equity at end of period        $ 38,360,203  $55,701,359  $1,067,047,702  $148,941,621  $175,240,516
                                                ============  ===========  ==============  ============  ============

                                                    2007          2006          2007           2007          2006
                                                ------------  -----------  --------------  ------------  ------------
Units, beginning of period                        2,933,691    2,547,910              --    10,714,532    12,104,914
Units issued                                        605,797    1,173,451      92,525,181       655,865     1,175,191
Units redeemed                                    1,317,489      787,670       3,630,516     2,484,883     2,565,573
                                                  ---------    ---------      ----------     ---------    ----------
Units, end of period                              2,221,999    2,933,691      88,894,665     8,885,514    10,714,532
                                                  =========    =========      ==========     =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Fundamental Value          Global Allocation           Global Allocation
                                                         Series II                   Series I                   Series II
                                                --------------------------  -------------------------  --------------------------
                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $  5,045,257  $  1,665,584  $  3,863,715  $   659,168  $ 12,945,590  $  1,058,209
Expenses:
   Mortality and expense risk and
      administrative charges                       6,496,564     4,630,644       953,767      954,477     3,335,812     2,227,544
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                      (1,451,307)   (2,965,060)    2,909,948     (295,309)    9,609,778    (1,169,335)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            15,902,627     8,787,266     6,214,380           --    21,600,617            --
   Net realized gain (loss)                       23,309,677    12,432,663     6,258,163    2,471,186     6,301,831     3,203,630
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                           39,212,304    21,219,929    12,472,543    2,471,186    27,902,448     3,203,630
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (30,355,023)   17,137,906   (13,067,292)   4,871,074   (31,127,022)   13,578,691
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          7,405,974    35,392,775     2,315,199    7,046,951     6,385,204    15,612,986
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              43,309,873    84,606,970     1,141,709      473,835    33,763,340    57,561,040
   Transfers between sub-accounts and the
      company                                     36,511,563    10,803,968    (5,792,377)   3,501,328    (1,542,174)   11,267,093
   Withdrawals                                   (40,066,474)  (22,074,149)   (7,395,942)  (6,743,744)  (11,196,696)   (7,398,357)
   Annual contract fee                            (1,171,125)     (800,565)     (156,049)    (162,497)     (581,228)     (339,906)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             38,583,837    72,536,224   (12,202,659)  (2,931,078)   20,443,242    61,089,870
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         45,989,811   107,928,999    (9,887,460)   4,115,873    26,828,446    76,702,856
Contract owners' equity at beginning of period   353,590,830   245,661,831    66,274,487   62,158,614   181,780,885   105,078,029
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $399,580,641  $353,590,830  $ 56,387,027  $66,274,487  $208,609,331  $181,780,885
                                                ============  ============  ============  ===========  ============  ============

                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                       20,166,674    15,512,773     5,264,129    5,522,512    11,570,456     7,328,401
Units issued                                      6,622,950     6,956,214       746,035      873,427     3,264,148     5,316,156
Units redeemed                                    4,270,034     2,302,313     1,682,055    1,131,810     1,837,017     1,074,101
                                                 ----------    ----------     ---------    ---------    ----------    ----------
Units, end of period                             22,519,590    20,166,674     4,328,109    5,264,129    12,997,587    11,570,456
                                                 ==========    ==========     =========    =========    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Global Bond Series I        Global Bond Series II       Global Trust Series I
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  7,002,033  $         --  $ 14,417,594  $         --  $  5,530,443  $  3,511,373
Expenses:
   Mortality and expense risk and
      administrative charges                       1,406,088     1,549,600     3,280,649     2,471,200     3,521,255     3,758,480
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       5,595,945    (1,549,600)   11,136,945    (2,471,200)    2,009,188      (247,107)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --     1,376,896            --     1,812,487    12,011,113            --
   Net realized gain (loss)                        1,685,949     2,147,188      (280,966)       52,264    15,789,193    11,064,985
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                            1,685,949     3,524,084      (280,966)    1,864,751    27,800,306    11,064,985
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (118,969)    1,789,987     4,838,748     5,473,191   (28,911,528)   33,546,600
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          7,162,925     3,764,471    15,694,727     4,866,742       897,966    44,364,478
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 373,723       545,855    26,551,946    47,447,010       917,172     1,250,385
   Transfers between sub-accounts and the
      company                                      9,797,108    (1,757,038)    2,936,478     9,023,062   (11,458,693)  (10,386,914)
   Withdrawals                                   (17,269,391)  (18,048,656)  (14,392,965)  (10,635,170)  (38,170,724)  (39,017,146)
   Annual contract fee                              (128,072)     (144,159)     (594,111)     (399,914)     (231,673)     (270,715)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (7,226,632)  (19,403,998)   14,501,348    45,434,988   (48,943,918)  (48,424,390)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                            (63,707)  (15,639,527)   30,196,075    50,301,730   (48,045,952)   (4,059,912)
Contract owners' equity at beginning of period    97,361,289   113,000,816   182,700,208   132,398,478   260,711,806   264,771,718
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 97,297,582  $ 97,361,289  $212,896,283  $182,700,208  $212,665,854  $260,711,806
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        4,254,622     5,052,838    11,017,535     8,123,486     8,922,244    10,732,952
Units issued                                      1,185,186       840,221     3,688,261     4,633,770       154,977       276,387
Units redeemed                                    1,451,799     1,638,437     2,607,257     1,739,721     1,759,044     2,087,095
                                                  ---------     ---------    ----------    ----------     ---------    ----------
Units, end of period                              3,988,009     4,254,622    12,098,539    11,017,535     7,318,177     8,922,244
                                                  =========     =========    ==========    ==========     =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Global Trust Series II    Health Sciences Series I   Health Sciences Series II
                                                ------------------------  --------------------------  -------------------------
                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $   817,355  $   408,290  $         --  $         --  $         --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        876,156      550,686     1,083,819     1,142,461     1,181,237    1,207,323
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                        (58,801)    (142,396)   (1,083,819)   (1,142,461)   (1,181,237)  (1,207,323)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            3,214,660           --    13,720,974     7,315,164    14,333,046    7,370,400
   Net realized gain (loss)                       3,686,693    3,211,374     4,131,458     4,344,781     3,079,355    4,028,811
                                                -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                           6,901,353    3,211,374    17,852,432    11,659,945    17,412,401   11,399,211
                                                -----------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (8,396,717)   2,584,854    (6,418,484)   (6,051,098)   (5,725,687)  (5,973,774)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        (1,554,165)   5,653,832    10,350,129     4,466,386    10,505,477    4,218,114
                                                -----------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                492,024    1,618,878       515,260       776,530     3,211,893    5,124,693
   Transfers between sub-accounts and the
      company                                    31,436,267      521,796    (1,962,845)   (4,343,906)   (2,794,287)  (5,445,489)
   Withdrawals                                   (9,441,897)  (4,185,626)  (10,922,994)   (8,149,168)  (11,663,930)  (8,132,969)
   Annual contract fee                             (171,282)     (98,005)     (188,571)     (204,060)     (252,450)    (271,953)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            22,315,112   (2,142,957)  (12,559,150)  (11,920,604)  (11,498,774)  (8,725,718)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        20,760,947    3,510,875    (2,209,021)   (7,454,218)     (993,297)  (4,507,604)
Contract owners' equity at beginning of period   35,849,220   32,338,345    72,020,065    79,474,283    72,848,017   77,355,621
                                                -----------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $56,610,167  $35,849,220  $ 69,811,044  $ 72,020,065  $ 71,854,720  $72,848,017
                                                ===========  ===========  ============  ============  ============  ===========

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                       1,910,631    2,039,340     4,162,723     4,902,567     3,953,949    4,466,852
Units issued                                     2,218,723      521,171       794,963       863,512       797,272      975,108
Units redeemed                                   1,101,282      649,880     1,477,428     1,603,356     1,357,655    1,488,011
                                                 ---------    ---------     ---------     ---------     ---------    ---------
Units, end of period                             3,028,072    1,910,631     3,480,258     4,162,723     3,393,566    3,953,949
                                                 =========    =========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                High Income
                                                 Series II       High Yield Series I        High Yield Series II
                                                -----------  --------------------------  --------------------------
                                                    2007         2007          2006          2007          2006
                                                -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $    49,101  $ 12,280,074  $  8,001,088  $  9,596,331  $  5,830,292
Expenses:
   Mortality and expense risk and
      administrative charges                         37,118     1,514,790     1,819,982     1,320,056     1,472,057
                                                -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                         11,983    10,765,284     6,181,106     8,276,275     4,358,235
                                                -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               42,734            --            --            --            --
   Net realized gain (loss)                        (454,246)    2,068,423     2,093,785     1,326,107     1,588,419
                                                -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                            (411,512)    2,068,423     2,093,785     1,326,107     1,588,419
                                                -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (154,167)  (12,195,223)    1,892,369    (9,411,684)    1,327,254
                                                -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (553,696)      638,484    10,167,260       190,698     7,273,908
                                                -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              4,017,913       324,757       618,549     3,999,753     3,503,604
   Transfers between sub-accounts and the
      company                                    (1,611,872)  (16,602,594)   (8,407,499)  (12,162,708)   (7,355,765)
   Withdrawals                                     (780,960)  (18,466,058)  (20,866,680)  (13,857,359)  (11,363,287)
   Annual contract fee                                 (706)     (144,042)     (179,093)     (219,597)     (253,313)
                                                -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             1,624,375   (34,887,937)  (28,834,723)  (22,239,911)  (15,468,761)
                                                -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         1,070,679   (34,249,453)  (18,667,463)  (22,049,213)   (8,194,853)
Contract owners' equity at beginning of period           --   116,074,217   134,741,680    88,817,338    97,012,191
                                                -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 1,070,679  $ 81,824,764  $116,074,217  $ 66,768,125  $ 88,817,338
                                                ===========  ============  ============  ============  ============

                                                    2007         2007          2006          2007          2006
                                                -----------  ------------  ------------  ------------  ------------
Units, beginning of period                             --      7,027,050     8,852,976     5,215,195     6,167,666
Units issued                                      959,474      1,801,233     1,891,913     1,440,766     1,770,958
Units redeemed                                    866,577      3,865,291     3,717,839     2,714,056     2,723,429
                                                  -------      ---------     ---------     ---------     ---------
Units, end of period                               92,897      4,962,992     7,027,050     3,941,905     5,215,195
                                                  =======      =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                             Independence
                                                                                                            Investment LLC
                                                  Income & Value Series I    Income & Value Series II    Small Cap  Series II
                                                --------------------------  --------------------------  ----------------------
                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received              $ 11,957,448  $  7,291,176  $  3,135,538  $  1,748,202  $       --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                       4,462,702     5,150,979     1,402,132     1,533,591      20,029      17,560
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                       7,494,746     2,140,197     1,733,406       214,611     (20,029)    (17,560)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            19,745,367            --     5,828,767            --     206,276     102,704
   Net realized gain (loss)                       14,298,012    12,590,377     3,462,246     5,023,795     (15,911)    (40,620)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                           34,043,379    12,590,377     9,291,013     5,023,795     190,365      62,084
                                                ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (40,886,201)    9,151,154   (11,338,349)      777,501    (184,543)    (28,451)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                            651,924    23,881,728      (313,930)    6,015,907     (14,207)     16,073
                                                ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                               1,182,055     1,562,348     3,391,545     3,022,514      35,588     266,990
   Transfers between sub-accounts and the
      company                                    (12,080,659)  (23,506,925)   (3,889,713)   (6,458,237)    (28,851)    468,276
   Withdrawals                                   (52,549,371)  (55,995,686)  (11,315,407)   (9,819,342)    (95,925)    (64,032)
   Annual contract fee                              (335,802)     (414,355)     (261,245)     (292,876)     (1,229)     (1,893)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (63,783,777)  (78,354,618)  (12,074,820)  (13,547,941)    (90,417)    669,341
                                                ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (63,131,853)  (54,472,890)  (12,388,750)   (7,532,034)   (104,624)    685,414
Contract owners' equity at beginning of period   330,322,781   384,795,671    91,331,878    98,863,912   1,298,296     612,882
                                                ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of period        $267,190,928  $330,322,781  $ 78,943,128  $ 91,331,878  $1,193,672  $1,298,296
                                                ============  ============  ============  ============  ==========  ==========

                                                    2007          2006          2007          2006          2007       2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                       13,421,722    16,724,032     5,879,600     6,788,286     86,775      43,329
Units issued                                        255,706       448,602       403,055       788,908     56,288     109,218
Units redeemed                                    2,812,690     3,750,912     1,153,039     1,697,594     62,269      65,772
                                                 ----------    ----------     ---------     ---------     ------     -------
Units, end of period                             10,864,738    13,421,722     5,129,616     5,879,600     80,794      86,775
                                                 ==========    ==========     =========     =========     ======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Index                   International              International
                                                   Allocation Series II           Core Series I             Core Series II
                                                -------------------------  --------------------------  ------------------------
                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $  9,168,652  $ 1,082,762  $  1,927,711  $    518,044  $   928,589  $   150,552
Expenses:
   Mortality and expense risk and
      administrative charges                       3,320,552      612,682     1,349,459     1,326,528      812,333      590,483
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                       5,848,100      470,080       578,252      (808,484)     116,256     (439,931)
                                                ------------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             5,774,361           --    11,230,376     3,940,525    6,460,116    1,458,802
   Net realized gain (loss)                        1,229,414       63,045    15,820,002     8,306,101    5,909,490    5,913,899
                                                ------------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                            7,003,775       63,045    27,050,378    12,246,626   12,369,606    7,372,701
                                                ------------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (7,058,468)   4,586,943   (18,844,013)    6,952,411   (8,240,130)     232,794
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          5,793,407    5,120,068     8,784,617    18,390,553    4,245,732    7,165,564
                                                ------------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             137,203,935   75,084,747       421,676       475,461    3,963,420    2,858,081
   Transfers between sub-accounts and the
      company                                     64,542,117   16,828,224    (6,258,872)      270,869    5,622,654    6,067,049
   Withdrawals                                    (7,530,762)    (549,885)  (15,755,563)  (11,008,219)  (6,408,751)  (4,761,366)
   Annual contract fee                              (525,033)     (20,193)     (160,648)     (176,985)    (144,372)    (112,376)
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            193,690,257   91,342,893   (21,753,407)  (10,438,874)   3,032,951    4,051,388
                                                ------------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        199,483,664   96,462,961   (12,968,790)    7,951,679    7,278,683   11,216,952
Contract owners' equity at beginning of period    96,462,961           --    93,287,011    85,335,332   42,672,268   31,455,316
                                                ------------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $295,946,625  $96,462,961  $ 80,318,221  $ 93,287,011  $49,950,951  $42,672,268
                                                ============  ===========  ============  ============  ===========  ===========

                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                        7,176,021           --     5,288,392     5,936,303    2,166,288    1,939,796
Units issued                                     15,364,484    7,612,628       725,878       991,763    1,220,592    1,167,853
Units redeemed                                    1,530,140      436,607     1,853,256     1,639,674    1,030,973      941,361
                                                 ----------    ---------     ---------     ---------    ---------    ---------
Units, end of period                             21,010,365    7,176,021     4,161,014     5,288,392    2,355,907    2,166,288
                                                 ==========    =========     =========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                International
                                                Equity Index           International             International
                                                B Series NAV       Small Cap Series I         Small Cap Series II
                                                -------------  --------------------------  -------------------------
                                                    2007           2007          2006          2007          2006
                                                -------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received               $   942,862   $  3,563,632  $  1,371,811  $  1,634,670  $   482,075
Expenses:
   Mortality and expense risk and
      administrative charges                         509,691      1,938,982     1,740,532     1,085,659      776,846
                                                 -----------   ------------  ------------  ------------  -----------
Net investment income (loss)                         433,171      1,624,650      (368,721)      549,011     (294,771)
                                                 -----------   ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               824,473     36,019,204            --    18,334,625           --
   Net realized gain (loss)                          610,406     24,815,074    12,076,365     6,967,270    6,092,170
                                                 -----------   ------------  ------------  ------------  -----------
Realized gains (losses)                            1,434,879     60,834,278    12,076,365    25,301,895    6,092,170
                                                 -----------   ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                        835,646    (51,406,279)   15,431,582   (21,903,214)   4,690,510
                                                 -----------   ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          2,703,696     11,052,649    27,139,226     3,947,692   10,487,909
                                                 -----------   ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 274,528        773,700       656,688     5,522,488    4,028,457
   Transfers between sub-accounts and the
      company                                     46,143,840     (4,610,479)      875,819    10,928,598    1,232,213
   Withdrawals                                    (5,875,053)   (20,802,691)  (14,677,268)   (9,411,969)  (5,186,040)
   Annual contract fee                              (125,197)      (266,411)     (238,762)     (192,808)    (151,996)
                                                 -----------   ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             40,418,118    (24,905,881)  (13,383,523)    6,846,309      (77,366)
                                                 -----------   ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         43,121,814    (13,853,232)   13,755,703    10,794,001   10,410,543
Contract owners' equity at beginning of period            --    125,838,552   112,082,849    52,296,908   41,886,365
                                                 -----------   ------------  ------------  ------------  -----------
Contract owners' equity at end of period         $43,121,814   $111,985,320  $125,838,552  $ 63,090,909  $52,296,908
                                                 ===========   ============  ============  ============  ===========

                                                     2007          2007          2006          2007          2006
                                                -------------  ------------  ------------  ------------  -----------
Units, beginning of period                               --      5,089,895     5,692,621     2,156,299    2,140,483
Units issued                                      4,777,886      1,291,418       896,884     1,570,538    1,257,413
Units redeemed                                    1,506,165      2,154,883     1,499,610     1,250,296    1,241,597
                                                  ---------      ---------     ---------     ---------    ---------
Units, end of period                              3,271,721      4,226,430     5,089,895     2,476,541    2,156,299
                                                  =========      =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       International               International
                                                      Value Series I              Value Series II           Invesco Utilities
                                                --------------------------  --------------------------  ------------------------
                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $ 14,063,976  $  6,338,743  $  9,114,750  $  3,445,551  $        --  $   214,855
Expenses:
   Mortality and expense risk and
      administrative charges                       5,005,210     4,990,071     3,884,025     3,304,519       38,027      101,995
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)                       9,058,766     1,348,672     5,230,725       141,032      (38,027)     112,860
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            52,572,925    15,205,758    35,993,231     9,021,092           --      132,651
   Net realized gain (loss)                       29,642,868    36,430,315    23,456,830    22,185,143    2,529,765      917,069
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                           82,215,793    51,636,073    59,450,061    31,206,235    2,529,765    1,049,720
                                                ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (65,390,804)   30,460,312   (48,578,471)   18,115,211   (1,507,407)     197,418
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         25,883,755    83,445,057    16,102,315    49,462,478      984,331    1,359,998
                                                ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               2,076,898     1,700,112    12,970,349     9,381,349       28,325      117,627
   Transfers between sub-accounts and the
      company                                    (34,379,909)  (14,217,939)   14,204,722      (816,688)  (7,392,294)     211,419
   Withdrawals                                   (59,703,300)  (44,232,030)  (39,290,187)  (23,590,093)    (369,219)  (1,346,046)
   Annual contract fee                              (595,190)     (626,951)     (762,827)     (676,038)     (14,440)     (28,206)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (92,601,501)  (57,376,808)  (12,877,943)  (15,701,470)  (7,747,628)  (1,045,206)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (66,717,746)   26,068,249     3,224,372    33,761,008   (6,763,297)     314,792
Contract owners' equity at beginning of period   361,944,454   335,876,205   228,099,289   194,338,281    6,763,297    6,448,505
                                                ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $295,226,708  $361,944,454  $231,323,661  $228,099,289  $        --  $ 6,763,297
                                                ============  ============  ============  ============  ===========  ===========

                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                       17,751,048    21,037,292     9,830,367    10,597,827     246,956      290,910
Units issued                                        890,893     1,700,341     2,770,146     1,956,091      22,506
Units redeemed                                    5,228,918     4,986,585     3,239,121     2,723,551     269,462       43,954
                                                 ----------    ----------     ---------     ---------     -------      -------
Units, end of period                             13,413,023    17,751,048     9,361,392     9,830,367          --      246,956
                                                 ==========    ==========     =========     =========     =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Investment                  Investment          John Hancock International
                                                   Quality Bond Series I      Quality Bond Series II       Equity Index Series I
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $ 11,278,630  $  9,257,285  $ 11,191,489  $  4,866,748  $  1,286,706  $    366,893
Expenses:
   Mortality and expense risk and
      administrative charges                       1,892,475     2,216,094     2,041,246     1,497,212       536,269       662,414
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       9,386,155     7,041,191     9,150,243     3,369,536       750,437      (295,521)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --     1,510,651       371,637
   Net realized gain (loss)                       (1,763,106)     (593,063)   (1,687,032)     (712,198)    7,281,013     3,134,424
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                           (1,763,106)     (593,063)   (1,687,032)     (712,198)    8,791,664     3,506,061
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,041,094)   (3,754,791)   (2,034,299)     (623,655)   (4,921,312)    5,460,282
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          5,581,955     2,693,337     5,428,912     2,033,683     4,620,789     8,670,822
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 346,064       523,550    16,998,111    40,732,073       168,570       348,519
   Transfers between sub-accounts and the
      company                                        760,394    (6,507,380)    3,324,789     7,089,582   (16,043,913)   17,292,121
   Withdrawals                                   (22,975,491)  (27,152,448)  (10,338,946)   (6,749,658)   (6,441,013)   (5,645,467)
   Annual contract fee                              (154,003)     (189,969)     (394,523)     (231,049)      (73,319)      (92,980)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (22,023,036)  (33,326,247)    9,589,431    40,840,948   (22,389,675)   11,902,193
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (16,441,081)  (30,632,910)   15,018,343    42,874,631   (17,768,886)   20,573,015
Contract owners' equity at beginning of period   136,834,282   167,467,192   115,907,365    73,032,734    48,746,742    28,173,727
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $120,393,201  $136,834,282  $130,925,708  $115,907,365  $ 30,977,856  $ 48,746,742
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        6,261,499     7,772,442     7,917,447     5,016,837     2,339,248     1,670,378
Units issued                                        626,523       402,888     2,374,769     3,756,890       250,862     1,373,516
Units redeemed                                    1,614,026     1,913,831     1,653,552       856,280     1,283,512       704,646
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              5,273,996     6,261,499     8,638,664     7,917,447     1,306,598     2,339,248
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       John Hancock              John Hancock
                                                   International Equity        Strategic Income
                                                     Index Series II               Series II          Large Cap Value Series I
                                                -------------------------  ------------------------  -------------------------
                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  1,132,008  $   243,892  $   286,342  $   503,324  $    580,013  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         532,739      608,567      254,753      272,872       943,714       81,284
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                         599,269     (364,675)      31,589      230,452      (363,701)     (81,284)
                                                ------------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             1,464,840      313,445           --        4,681     3,669,213           --
   Net realized gain (loss)                        5,822,601    2,443,697      117,388      (25,302)    1,329,815   48,211,057
                                                ------------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                            7,287,441    2,757,142      117,388      (20,621)    4,999,028   48,211,057
                                                ------------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (3,725,783)   5,034,134      434,286      160,335    (2,385,694)   1,093,666
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          4,160,927    7,426,601      583,263      370,166     2,249,633   49,223,439
                                                ------------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 483,792    1,613,319      131,957      875,940       228,356       18,660
   Transfers between sub-accounts and the
      company                                     (8,635,963)   4,977,788      112,536    3,572,536   (11,084,359)  21,963,147
   Withdrawals                                    (5,437,801)  (4,819,658)  (3,368,648)  (2,128,969)  (10,242,636)    (907,739)
   Annual contract fee                              (117,100)    (137,036)     (29,543)     (32,443)     (137,157)      (8,985)
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (13,707,072)   1,634,413   (3,153,698)   2,287,064   (21,235,796)  21,065,083
                                                ------------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         (9,546,145)   9,061,014   (2,570,435)   2,657,230   (18,986,163)  70,288,522
Contract owners' equity at beginning of period    39,998,672   30,937,658   17,466,961   14,809,731    70,288,522           --
                                                ------------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of period        $ 30,452,527  $39,998,672  $14,896,526  $17,466,961  $ 51,302,359  $70,288,522
                                                ============  ===========  ===========  ===========  ============  ===========

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                        1,937,249    1,847,438    1,264,469    1,095,917     2,872,716           --
Units issued                                        246,369      722,085      342,830      547,052       456,525    2,941,555
Units redeemed                                      882,925      632,274      569,036      378,500     1,290,117       68,839
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Units, end of period                              1,300,693    1,937,249    1,038,263    1,264,469     2,039,124    2,872,716
                                                  =========    =========    =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               Lifestyle Aggressive        Lifestyle Aggressive
                                                 Large Cap Value Series II           Series I                    Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $    301,874  $    241,104  $ 18,108,432  $ 15,076,427  $ 27,367,263  $ 22,341,170
Expenses:
   Mortality and expense risk and
      administrative charges                         811,597     1,260,203     2,920,344     2,912,020     4,845,860     4,773,991
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                        (509,723)   (1,019,099)   15,188,088    12,164,407    22,521,403    17,567,179
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             2,895,102     6,960,135     4,602,479    39,925,857     7,258,485    59,299,711
   Net realized gain (loss)                        2,117,803   (38,719,501)    4,142,147     1,809,367     2,859,146     9,903,414
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                            5,012,905   (31,759,366)    8,744,626    41,735,224    10,117,631    69,203,125
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,903,026)   (4,544,680)  (10,638,717)  (28,873,782)  (12,871,076)  (50,421,276)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,600,156   (37,323,145)   13,293,997    25,025,849    19,767,958    36,349,028
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 737,365     2,163,682     1,855,942     2,520,903    30,316,319    26,241,630
   Transfers between sub-accounts and the
      company                                     (8,290,018)   14,492,018   (29,948,987)   24,032,928   (21,489,801)    2,459,927
   Withdrawals                                    (8,446,071)   (9,087,086)  (23,254,413)  (18,423,647)  (51,414,733)  (31,923,985)
   Annual contract fee                              (143,104)     (204,876)     (503,127)     (526,333)   (1,060,910)   (1,143,910)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (16,141,828)    7,363,738   (51,850,585)    7,603,851   (43,649,125)   (4,366,338)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (14,541,672)  (29,959,407)  (38,556,588)   32,629,700   (23,881,167)   31,982,690
Contract owners' equity at beginning of period    54,673,160    84,632,567   214,081,947   181,452,247   309,161,108   277,178,418
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 40,131,488  $ 54,673,160  $175,525,359  $214,081,947  $285,279,941  $309,161,108
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        2,246,431     3,950,407    12,037,626    11,603,699    16,595,790    16,739,157
Units issued                                        317,719     1,825,139     2,222,009     3,609,769     2,705,962     3,213,269
Units redeemed                                      956,420     3,529,115     5,053,554     3,175,842     4,612,736     3,356,636
                                                  ---------     ---------     ---------    ----------    ----------    ----------
Units, end of period                              1,607,730     2,246,431     9,206,081    12,037,626    14,689,016    16,595,790
                                                  =========     =========     =========    ==========    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                           Lifestyle Conservative
                                            Lifestyle Balanced Series I   Lifestyle Balanced Series II            Series I
                                           ----------------------------  ------------------------------  --------------------------
                                                2007           2006           2007            2006           2007          2006
                                           -------------  -------------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions received         $  73,692,096  $  50,172,557  $  580,410,541  $  263,012,828  $ 12,210,765  $  6,744,725
Expenses:
   Mortality and expense risk and
      administrative charges                  15,011,048     14,247,919     126,475,818      87,865,765     2,366,597     2,294,681
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net investment income (loss)                  58,681,048     35,924,638     453,934,723     175,147,063     9,844,168     4,450,044
                                           -------------  -------------  --------------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received         1,514,890     59,763,220      14,253,450     312,931,447       372,544     4,356,362
   Net realized gain (loss)                   41,397,000     15,446,705      46,467,232      17,662,432     1,553,585      (732,989)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Realized gains (losses)                       42,911,890     75,209,925      60,720,682     330,593,879     1,926,129     3,623,373
                                           -------------  -------------  --------------  --------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                         (54,903,288)   (12,882,461)   (198,827,457)     68,128,643    (5,701,673)    1,974,899
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations             46,689,650     98,252,102     315,827,948     573,869,585     6,068,624    10,048,316
                                           -------------  -------------  --------------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                           5,480,938      5,398,357   1,765,667,249   1,971,230,556       938,121       927,121
   Transfers between sub-accounts and the
      company                                 42,837,937    114,429,584     496,340,956     308,385,303    28,690,742    11,199,466
   Withdrawals                              (159,731,634)  (125,391,385)   (569,118,454)   (306,370,526)  (30,810,434)  (28,418,786)
   Annual contract fee                        (1,776,167)    (1,730,305)    (22,563,716)    (14,061,258)     (246,545)     (241,699)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (113,188,926)    (7,293,749)  1,670,326,035   1,959,184,075    (1,428,116)  (16,533,898)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                            (66,499,276)    90,958,353   1,986,153,983   2,533,053,660     4,640,508    (6,485,582)
Contract owners' equity at beginning of
   period                                    985,779,872    894,821,519   6,683,427,162   4,150,373,502   146,048,384   152,533,966
                                           -------------  -------------  --------------  --------------  ------------  ------------
Contract owners' equity at end of period   $ 919,280,596  $ 985,779,872  $8,669,581,145  $6,683,427,162  $150,688,892  $146,048,384
                                           =============  =============  ==============  ==============  ============  ============

                                                2007           2006           2007            2006           2007          2006
                                           -------------  -------------  --------------  --------------  ------------  ------------
Units, beginning of period                   49,449,565     49,933,247     381,237,428     257,276,353     7,446,440     8,319,692
Units issued                                  5,840,326      9,175,931     116,699,623     131,582,139     5,681,037     2,916,993
Units redeemed                               11,270,932      9,659,613      12,868,386       7,621,064     5,713,336     3,790,245
                                             ----------     ----------     -----------     -----------     ---------     ---------
Units, end of period                         44,018,959     49,449,565     485,068,665     381,237,428     7,414,141     7,446,440
                                             ==========     ==========     ===========     ===========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Lifestyle Conservative
                                                    Series II           Lifestyle Growth Series I      Lifestyle Growth Series II
                                           --------------------------  ---------------------------  -------------------------------
                                               2007          2006           2007          2006            2007            2006
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Income:
   Dividend distributions received         $ 43,732,333  $ 17,992,131  $  65,287,699  $ 48,435,194  $   786,403,559  $  341,548,375
Expenses:
   Mortality and expense risk and
      administrative charges                  9,100,739     6,698,433     12,863,834    12,372,226      171,622,119     107,732,832
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net investment income (loss)                 34,631,594    11,293,698     52,423,865    36,062,968      614,781,440     233,815,543
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Realized gains (losses) on investments:
   Capital gain distributions received        1,572,829    11,615,321      4,279,510    55,287,500       52,864,721     389,986,486
   Net realized gain (loss)                  (1,710,743)   (3,613,806)    43,175,181    19,529,830       87,169,991      19,687,057
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Realized gains (losses)                        (137,914)    8,001,515     47,454,691    74,817,330      140,034,712     409,673,543
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Unrealized appreciation (depreciation)
   during the period                        (14,850,623)    7,334,810    (50,304,765)  (17,843,476)    (247,312,295)    109,156,269
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net increase (decrease) in contract
   owners' equity from operations            19,643,057    26,630,023     49,573,791    93,036,822      507,503,857     752,645,355
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Changes from principal transactions:
   Purchase payments                        113,338,482    92,885,294      7,538,596     8,143,821    3,099,758,346   3,423,672,281
   Transfers between sub-accounts and the
      company                               141,736,397     8,396,636    (14,579,043)  100,157,498      217,470,329     423,468,292
   Withdrawals                              (73,909,838)  (40,724,192)  (139,078,174)  (99,931,647)    (612,068,480)   (258,564,699)
   Annual contract fee                       (1,519,060)   (1,072,154)    (1,847,224)   (1,833,938)     (31,149,274)    (16,204,989)
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             179,645,981    59,485,584   (147,965,845)    6,535,734    2,674,010,921   3,572,370,885
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Total increase (decrease) in contract
   owners' equity                           199,289,038    86,115,607    (98,392,054)   99,572,556    3,181,514,778   4,325,016,240
Contract owners' equity at beginning of
   period                                   454,533,302   368,417,695    879,620,045   780,047,489    8,845,508,747   4,520,492,507
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Contract owners' equity at end of period   $653,822,340  $454,533,302  $ 781,227,991  $879,620,045  $12,027,023,525  $8,845,508,747
                                           ============  ============  =============  ============  ===============  ==============

                                               2007          2006           2007          2006            2007            2006
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Units, beginning of period                  29,038,716    24,907,190     46,043,879    45,702,108      501,634,818     277,282,988
Units issued                                22,918,557    12,248,619      6,286,547    11,142,505      183,427,768     231,233,344
Units redeemed                              11,198,016     8,117,093     13,675,064    10,800,734       17,195,749       6,881,514
                                            ----------    ----------     ----------    ----------      -----------     -----------
Units, end of period                        40,759,257    29,038,716     38,655,362    46,043,879      667,866,837     501,634,818
                                            ==========    ==========     ==========    ==========      ===========     ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Lifestyle Moderate                                              LMFC Core
                                                        Series I            Lifestyle Moderate Series II       Equity Series II
                                               --------------------------  ------------------------------  ------------------------
                                                   2007          2006           2007            2006           2007         2006
                                               ------------  ------------  --------------  --------------  -----------  -----------
Income:
   Dividend distributions received             $ 23,288,401  $ 13,444,614  $  122,195,776  $   50,641,480  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                      4,639,698     4,488,584      26,091,934      19,059,015      717,073      755,639
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net investment income (loss)                     18,648,703     8,956,030      96,103,842      31,582,465     (717,073)    (755,639)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              383,443    13,261,995       2,395,730      49,924,164    3,145,663    2,935,969
   Net realized gain (loss)                      10,655,198     6,160,841      11,642,869       8,845,349    1,145,474    1,722,839
                                               ------------  ------------  --------------  --------------  -----------  -----------
Realized gains (losses)                          11,038,641    19,422,836      14,038,599      58,769,513    4,291,137    4,658,808
                                               ------------  ------------  --------------  --------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                   (18,595,801)   (3,081,209)    (60,104,793)      9,239,590   (6,644,337)  (1,986,047)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        11,091,543    25,297,657      50,037,648      99,591,568   (3,070,273)   1,917,122
                                               ------------  ------------  --------------  --------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              1,909,458     2,895,606     365,675,289     331,480,289    1,595,172    3,712,881
   Transfers between sub-accounts and the
      company                                    27,554,531    37,220,644     168,813,382      51,550,908   (3,929,813)  (5,980,297)
   Withdrawals                                  (53,505,548)  (47,383,170)   (150,067,450)    (83,404,434)  (4,067,375)  (3,462,420)
   Annual contract fee                             (496,583)     (492,370)     (4,500,570)     (3,131,710)    (102,381)    (119,288)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions           (24,538,142)   (7,759,290)    379,920,651     296,495,053   (6,504,397)  (5,849,124)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                       (13,446,599)   17,538,367     429,958,299     396,086,621   (9,574,670)  (3,932,002)
Contract owners' equity at beginning of
   period                                       303,645,863   286,107,496   1,387,766,421     991,679,800   47,851,722   51,783,724
                                               ------------  ------------  --------------  --------------  -----------  -----------
Contract owners' equity at end of period       $290,199,264  $303,645,863  $1,817,724,720  $1,387,766,421  $38,277,052  $47,851,722
                                               ============  ============  ==============  ==============  ===========  ===========

                                                    2007          2006           2007            2006           2007         2006
                                                ------------  ------------  --------------  --------------  -----------  -----------
Units, beginning of period                       15,204,994    15,526,113      84,168,309      64,443,762    3,122,725    3,538,904
Units issued                                      3,699,273     3,669,044      32,964,001      25,614,944      655,089      856,765
Units redeemed                                    4,898,258     3,990,163       8,369,060       5,890,397    1,069,916    1,272,944
                                                 ----------    ----------     -----------      ----------    ---------    ---------
Units, end of period                             14,006,009    15,204,994     108,763,250      84,168,309    2,707,898    3,122,725
                                                 ==========    ==========     ===========      ==========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Marisco International
                                                 Opportunities Series II    Mid Cap Index Series I    Mid Cap Index Series II
                                                ------------------------  -------------------------  -------------------------
                                                    2007         2006         2007          2006         2007          2006
                                                -----------  -----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $   869,601  $    84,229  $    846,388  $   410,208  $    871,742  $   254,420
Expenses:
   Mortality and expense risk and
      administrative charges                        970,853      399,519     1,016,745      954,320     1,478,812      906,486
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       (101,252)    (315,290)     (170,357)    (544,112)     (607,070)    (652,066)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received           13,136,111    1,103,240     7,749,589    2,865,971    11,457,319    2,472,166
   Net realized gain (loss)                       4,296,411    1,116,376     7,957,223    7,403,539     6,268,781    5,191,385
                                                -----------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses)                          17,432,522    2,219,616    15,706,812   10,269,510    17,726,100    7,663,551
                                                -----------  -----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (7,401,897)   2,990,255   (11,189,080)  (5,095,410)  (14,142,089)  (3,488,338)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         9,929,373    4,894,581     4,347,375    4,629,988     2,976,941    3,523,147
                                                -----------  -----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                              5,504,327    4,148,286       389,796      500,358     3,575,207    2,291,069
   Transfers between sub-accounts and the
      company                                    30,374,952   22,092,183    (6,270,064)   6,797,471    28,138,589   15,992,082
   Withdrawals                                   (8,523,790)  (2,568,894)  (10,822,526)  (8,456,455)  (15,298,137)  (6,802,323)
   Annual contract fee                             (129,690)     (64,584)     (144,396)    (138,546)     (316,187)    (195,188)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            27,225,799   23,606,991   (16,847,190)  (1,297,172)   16,099,472   11,285,640
                                                -----------  -----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        37,155,172   28,501,572   (12,499,815)   3,332,816    19,076,413   14,808,787
Contract owners' equity at beginning of period   40,996,807   12,495,235    69,717,699   66,384,883    70,694,831   55,886,044
                                                -----------  -----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $78,151,979  $40,996,807  $ 57,217,884  $69,717,699  $ 89,771,244  $70,694,831
                                                ===========  ===========  ============  ===========  ============  ===========

                                                    2007         2006         2007          2006         2007          2006
                                                -----------  -----------  ------------  -----------  ------------  -----------
Units, beginning of period                       2,220,125      814,212     3,647,695    3,755,294     3,930,705    3,338,260
Units issued                                     3,314,026    2,559,000       405,618    1,072,130     2,544,392    1,579,241
Units redeemed                                   1,920,206    1,153,087     1,225,484    1,179,729     1,728,280      986,796
                                                 ---------    ---------    ----------    ---------     ---------    ---------
Units, end of period                             3,613,945    2,220,125     2,827,829    3,647,695     4,746,817    3,930,705
                                                 =========    =========    ==========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Mid Cap
                                                Intersection
                                                  Series II     Mid Cap Stock Series I      Mid Cap Stock Series II
                                                ------------  --------------------------  --------------------------
                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received               $       --   $         --  $         --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                          9,784      4,573,792     4,690,625     2,806,949     2,608,586
                                                 ----------   ------------  ------------  ------------  ------------
Net investment income (loss)                         (9,784)    (4,573,792)   (4,690,625)   (2,806,949)   (2,608,586)
                                                 ----------   ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --     75,725,472    13,402,497    44,814,776     6,709,959
   Net realized gain (loss)                          (9,921)    28,922,481    27,103,746    13,210,448    12,199,093
                                                 ----------   ------------  ------------  ------------  ------------
Realized gains (losses)                              (9,921)   104,647,953    40,506,243    58,025,224    18,909,052
                                                 ----------   ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (85,581)   (40,317,093)     (882,387)  (22,553,157)      859,558
                                                 ----------   ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (105,286)    59,757,068    34,933,231    32,665,118    17,160,024
                                                 ----------   ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                520,035      1,479,451     2,261,404     8,579,313     9,475,072
   Transfers between sub-accounts and the
      company                                     1,712,748    (21,785,385)  (20,923,093)    6,548,190    (5,051,697)
   Withdrawals                                      (21,874)   (51,089,683)  (37,511,854)  (26,999,299)  (18,134,902)
   Annual contract fee                               (2,327)      (670,115)     (743,161)     (560,008)     (555,631)
                                                 ----------   ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,208,582    (72,065,732)  (56,916,704)  (12,431,804)  (14,267,158)
                                                 ----------   ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         2,103,296    (12,308,664)  (21,983,473)   20,233,314     2,892,866
Contract owners' equity at beginning of period           --    304,719,779   326,703,252   161,929,029   159,036,163
                                                 ----------   ------------  ------------  ------------  ------------
Contract owners' equity at end of period         $2,103,296   $292,411,115  $304,719,779  $182,162,343  $161,929,029
                                                 ==========   ============  ============  ============  ============

                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Units, beginning of period                              --     18,381,353    22,048,432     7,959,255     8,673,084
Units issued                                       206,965      1,351,248     1,335,354     1,830,405     1,547,514
Units redeemed                                      24,067      5,231,080     5,002,433     2,332,228     2,261,343
                                                   -------     ----------    ----------     ---------     ---------
Units, end of period                               182,898     14,501,521    18,381,353     7,457,432     7,959,255
                                                   =======     ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Mid Cap Value Series I      Mid Cap Value Series II    ML Global Allocation
                                                --------------------------  --------------------------  ----------------------
                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received              $  1,959,777  $  1,490,960  $  1,301,043  $  1,061,345  $   39,289  $   43,030
Expenses:
   Mortality and expense risk and
      administrative charges                       2,779,953     3,149,414     2,888,833     3,275,278      23,117      25,462
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                        (820,176)   (1,658,454)   (1,587,790)   (2,213,933)     16,172      17,568
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            48,993,654    35,450,370    47,903,398    34,362,897      69,798      66,543
   Net realized gain (loss)                       11,253,024    14,782,154     8,576,030    17,381,214     166,121      64,804
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                           60,246,678    50,232,524    56,479,428    51,744,111     235,919     131,347
                                                ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (58,205,087)  (28,619,814)  (54,153,069)  (31,088,745)    (27,658)     93,450
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          1,221,415    19,954,256       738,569    18,441,433     224,433     242,365
                                                ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                 722,275     1,352,042     2,140,208     6,258,532         519         427
   Transfers between sub-accounts and the
      company                                    (21,601,068)  (25,073,874)  (18,721,176)  (25,512,380)   (239,790)   (171,327)
   Withdrawals                                   (31,012,693)  (26,394,606)  (32,017,382)  (26,251,906)   (232,333)    (39,129)
   Annual contract fee                              (418,662)     (490,728)     (564,382)     (651,839)     (3,677)     (3,913)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (52,310,148)  (50,607,166)  (49,162,732)  (46,157,593)   (475,281)   (213,942)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (51,088,733)  (30,652,910)  (48,424,163)  (27,716,160)   (250,848)     28,423
Contract owners' equity at beginning of period   197,760,166   228,413,076   191,976,798   219,692,958   1,770,909   1,742,486
                                                ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of period        $146,671,433  $197,760,166  $143,552,635  $191,976,798  $1,520,061  $1,770,909
                                                ============  ============  ============  ============  ==========  ==========

                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                        9,675,201    12,359,967     9,922,000    12,515,731     124,483     139,052
Units issued                                        458,592       648,641       537,113       738,210       1,314          82
Units redeemed                                    2,897,372     3,333,407     2,948,509     3,331,941      34,345      14,651
                                                  ---------     ---------     ---------    ----------     -------     -------
Units, end of period                              7,236,421     9,675,201     7,510,604     9,922,000      91,452     124,483
                                                  =========     =========     =========    ==========     =======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Money
                                                  Market B
                                                 Series NAV      Money Market Series I       Money Market Series II
                                                -----------   --------------------------  ----------------------------
                                                    2007          2007          2006           2007           2006
                                                ------------  ------------  ------------  -------------  -------------
Income:
   Dividend distributions received              $  1,491,846  $ 14,996,014  $ 14,370,942  $  17,173,017  $  12,967,533
Expenses:
   Mortality and expense risk and
      administrative charges                         505,830     5,041,339     4,903,462      6,636,489      5,046,049
                                                ------------  ------------  ------------  -------------  -------------
Net investment income (loss)                         986,016     9,954,675     9,467,480     10,536,528      7,921,484
                                                ------------  ------------  ------------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --             --             --
   Net realized gain (loss)                           (6,349)      (17,314)     (554,397)      (315,519)      (137,698)
                                                ------------  ------------  ------------  -------------  -------------
Realized gains (losses)                               (6,349)      (17,314)     (554,397)      (315,519)      (137,698)
                                                ------------  ------------  ------------  -------------  -------------
Unrealized appreciation (depreciation) during
   the period                                             --            --            --             --             --
                                                ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract owners'
   equity from operations                            979,667     9,937,361     8,913,083     10,221,009      7,783,786
                                                ------------  ------------  ------------  -------------  -------------
Changes from principal transactions:
   Purchase payments                                 309,668    21,430,654    15,144,897    355,786,691    311,085,946
   Transfers between sub-accounts and the
      company                                     61,833,589   (33,488,360)  (20,900,433)    16,631,450    (88,787,889)
   Withdrawals                                   (19,858,013)    3,942,342    10,049,835   (253,108,023)  (133,344,705)
   Annual contract fee                              (124,736)     (815,061)     (712,139)    (1,134,223)      (855,025)
                                                ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract owners'
   equity from principal transactions             42,160,508    (8,930,425)    3,582,160    118,175,895     88,098,327
                                                ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in contract owners'
   equity                                         43,140,175     1,006,936    12,495,243    128,396,904     95,882,113
Contract owners' equity at beginning of period            --   311,440,313   298,945,070    305,880,291    209,998,178
                                                ------------  ------------  ------------  -------------  -------------
Contract owners' equity at end of period        $ 43,140,175  $312,447,249  $311,440,313  $ 434,277,195  $ 305,880,291
                                                ============  ============  ============  =============  =============

                                                    2007          2007          2006           2007           2006
                                                ------------  ------------  ------------  -------------  -------------
Units, beginning of period                               --    19,704,917    19,375,383     24,353,986     17,144,619
Units issued                                      6,094,823    25,342,787    22,054,272     55,780,577     45,920,216
Units redeemed                                    2,712,444    25,823,080    21,724,738     46,500,074     38,710,849
                                                  ---------    ----------    ----------     ----------     ----------
Units, end of period                              3,382,379    19,224,624    19,704,917     33,634,489     24,353,986
                                                  =========    ==========    ==========     ==========     ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Natural Resources
                                                         Series II             Pacific Rim Series I        Pacific Rim Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  2,040,688  $    915,241  $    896,325  $    573,040  $    611,897  $    332,651
Expenses:
   Mortality and expense risk and
      administrative charges                       3,919,593     3,554,109       742,993       898,751       671,401       736,004
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                      (1,878,905)   (2,638,868)      153,332      (325,711)      (59,504)     (403,353)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            99,374,761    41,713,387    12,192,862            --    10,513,543            --
   Net realized gain (loss)                       19,217,740    25,546,770     7,144,072    10,799,310     2,672,521     8,061,316
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                          118,592,501    67,260,157    19,336,934    10,799,310    13,186,064     8,061,316
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (38,478,502)  (29,730,552)  (15,706,396)   (5,962,558)  (10,507,804)   (4,423,144)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         78,235,094    34,890,737     3,783,870     4,511,041     2,618,756     3,234,819
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              11,469,313    12,792,312       244,003       502,661     2,655,871     5,051,728
   Transfers between sub-accounts and the
      company                                      4,450,465     6,853,269    (6,050,326)   (5,861,586)      230,133   (12,196,463)
   Withdrawals                                   (36,175,127)  (23,587,451)   (9,845,913)   (6,242,425)   (5,352,696)   (3,191,898)
   Annual contract fee                              (632,912)     (612,049)     (107,156)     (141,086)     (123,256)     (138,529)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,888,261)   (4,553,919)  (15,759,392)  (11,742,436)   (2,589,948)  (10,475,162)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         57,346,833    30,336,818   (11,975,522)   (7,231,395)       28,808    (7,240,343)
Contract owners' equity at beginning of period   222,306,785   191,969,967    55,901,754    63,133,149    39,723,999    46,964,342
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $279,653,618  $222,306,785  $ 43,926,232  $ 55,901,754  $ 39,752,807  $ 39,723,999
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        5,989,474     6,124,435     3,952,042     4,878,015     1,839,479     2,355,186
Units issued                                      2,588,471     3,326,113       724,565     1,498,831       888,191     1,448,182
Units redeemed                                    2,945,246     3,461,074     1,826,571     2,424,804       979,186     1,963,889
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              5,632,699     5,989,474     2,850,036     3,952,042     1,748,484     1,839,479
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    PIM Classic Value          PIMCO VIT All Asset       Quantitative All Cap
                                                        Series II                   Series II                  Series II
                                                -------------------------  --------------------------  ------------------------
                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  ------------  ----------
Income:
   Dividend distributions received              $    325,916  $   247,958  $  2,082,438  $  2,299,327  $  1,188,366  $   24,385
Expenses:
   Mortality and expense risk and
      administrative charges                         425,338      352,597       499,408       776,349     1,432,374      49,104
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net investment income (loss)                         (99,422)    (104,639)    1,583,030     1,522,978      (244,008)    (24,719)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             2,614,838      599,195            --       101,633    12,431,349     272,571
   Net realized gain (loss)                        1,459,806    1,403,357        19,885       173,970       304,502      50,073
                                                ------------  -----------  ------------  ------------  ------------  ----------
Realized gains (losses)                            4,074,644    2,002,552        19,885       275,603    12,735,851     322,644
                                                ------------  -----------  ------------  ------------  ------------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (7,219,595)   1,404,289       255,180      (759,906)  (17,110,335)     55,388
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         (3,244,373)   3,302,202     1,858,095     1,038,675    (4,618,492)    353,313
                                                ------------  -----------  ------------  ------------  ------------  ----------
Changes from principal transactions:
   Purchase payments                               1,682,561    1,769,127       217,632       759,154       550,717      69,877
   Transfers between sub-accounts and the
      company                                     (8,818,530)  16,249,052    (9,789,441)   (5,996,585)  138,472,582      34,285
   Withdrawals                                    (3,137,811)  (2,203,545)   (4,568,246)  (10,380,765)  (17,302,097)   (166,852)
   Annual contract fee                               (56,939)     (56,894)      (76,170)     (123,549)     (353,309)     (8,052)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (10,330,719)  15,757,740   (14,216,225)  (15,741,745)  121,367,893     (70,742)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Total increase (decrease) in contract owners'
   equity                                        (13,575,092)  19,059,942   (12,358,130)  (14,703,070)  116,749,401     282,571
Contract owners' equity at beginning of period    34,188,835   15,128,893    40,166,872    54,869,942     3,293,950   3,011,379
                                                ------------  -----------  ------------  ------------  ------------  ----------
Contract owners' equity at end of period        $ 20,613,743  $34,188,835  $ 27,808,742  $ 40,166,872  $120,043,351  $3,293,950
                                                ============  ===========  ============  ============  ============  ==========

                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  ------------  ----------
Units, beginning of period                        2,036,668    1,023,155     2,705,463     3,797,983       157,118     162,441
Units issued                                        682,343    1,748,370       319,786       975,090     7,357,908      63,720
Units redeemed                                    1,279,893      734,857     1,264,111     2,067,610     1,900,996      69,043
                                                  ---------    ---------     ---------     ---------     ---------     -------
Units, end of period                              1,439,118    2,036,668     1,761,138     2,705,463     5,614,030     157,118
                                                  =========    =========     =========     =========     =========     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Quantitative Mid Cap       Quantitative Mid Cap       Quantitative Value
                                                        Series I                  Series II                 Series II
                                                ------------------------  -------------------------  -----------------------
                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Income:
   Dividend distributions received              $    32,147  $        --  $     73,474  $        --  $   285,509  $   65,989
Expenses:
   Mortality and expense risk and
      administrative charges                        123,118      193,068       347,407      208,791      317,438      70,962
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net investment income (loss)                        (90,971)    (193,068)     (273,933)    (208,791)     (31,929)     (4,973)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,402,881    4,494,059     3,469,350    4,732,930    1,179,565     632,377
   Net realized gain (loss)                        (993,163)    (844,610)   (1,116,112)  (1,053,396)    (179,836)      3,067
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses)                             409,718    3,649,449     2,353,238    3,679,534      999,729     635,444
                                                -----------  -----------  ------------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (460,833)  (3,260,463)   (4,019,442)  (3,378,919)  (3,738,411)    192,230
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          (142,086)     195,918    (1,940,137)      91,824   (2,770,611)    822,701
                                                -----------  -----------  ------------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 61,180      118,605       188,319      449,910      122,302     268,027
   Transfers between sub-accounts and the
      company                                    (2,009,248)  (4,042,228)   19,019,961   (4,480,037)  25,360,903   1,574,531
   Withdrawals                                   (1,254,611)  (1,952,380)   (3,586,308)    (981,855)  (4,341,662)   (518,424)
   Annual contract fee                              (17,776)     (28,656)      (80,003)     (43,046)     (67,704)     (7,496)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,220,455)  (5,904,659)   15,541,969   (5,055,028)  21,073,839   1,316,638
                                                -----------  -----------  ------------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (3,362,541)  (5,708,741)   13,601,832   (4,963,204)  18,303,228   2,139,339
Contract owners' equity at beginning of period    9,867,298   15,576,039     9,697,275   14,660,479    5,139,138   2,999,799
                                                -----------  -----------  ------------  -----------  -----------  ----------
Contract owners' equity at end of period        $ 6,504,757  $ 9,867,298  $ 23,299,107  $ 9,697,275  $23,442,366  $5,139,138
                                                ===========  ===========  ============  ===========  ===========  ==========

                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Units, beginning of period                        699,910     1,132,063       548,247     844,874       277,591     193,047
Units issued                                       45,682       202,755     1,295,563     218,371     1,546,360     201,869
Units redeemed                                    266,428       634,908       483,139     514,998       465,673     117,325
                                                  -------       -------     ---------     -------     ---------     -------
Units, end of period                              479,164       699,910     1,360,671     548,247     1,358,278     277,591
                                                  =======       =======     =========     =======     =========     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Real Estate Securities      Real Estate Securities
                                                         Series I                    Series II          Real Return Bond Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  3,992,843  $  3,009,172  $  3,099,884  $  2,150,713  $  5,803,633  $  2,743,138
Expenses:
   Mortality and expense risk and
      administrative charges                       2,323,025     2,521,160     2,308,552     2,200,645     1,463,865     1,798,073
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       1,669,818       488,012       791,332       (49,932)    4,339,768       945,065
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            74,905,383    28,712,975    68,039,958    22,379,629            --     2,238,927
   Net realized gain (loss)                       (6,646,643)   15,413,055    (8,600,451)    8,403,563    (1,162,469)     (819,878)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                           68,258,740    44,126,030    59,439,507    30,783,192    (1,162,469)    1,419,049
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (93,597,637)    7,066,900   (85,046,365)   10,512,415     4,752,155    (4,004,249)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                        (23,669,079)   51,680,942   (24,815,526)   41,245,675     7,929,454    (1,640,135)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 724,486     1,172,502     7,927,639     9,999,082     1,004,532     2,076,799
   Transfers between sub-accounts and the
      company                                    (34,607,888)      208,448    (6,312,843)      706,192      (821,904)  (17,120,394)
   Withdrawals                                   (24,353,840)  (21,822,033)  (23,003,278)  (16,972,579)  (16,377,483)  (14,228,671)
   Annual contract fee                              (283,891)     (305,403)     (433,734)     (432,773)     (191,805)     (238,669)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (58,521,133)  (20,746,486)  (21,822,216)   (6,700,078)  (16,386,660)  (29,510,935)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (82,190,212)   30,934,456   (46,637,742)   34,545,597    (8,457,206)  (31,151,070)
Contract owners' equity at beginning of period   185,687,524   154,753,068   153,620,407   119,074,810    97,632,831   128,783,901
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $103,497,312  $185,687,524  $106,982,665  $153,620,407  $ 89,175,625  $ 97,632,831
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        5,075,483     5,752,458     4,890,295     5,075,088     7,163,412     9,319,810
Units issued                                        520,754       928,373     1,703,815     1,491,531     1,339,521     1,368,441
Units redeemed                                    2,191,835     1,605,348     2,415,000     1,676,324     2,519,858     3,524,839
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              3,404,402     5,075,483     4,179,110     4,890,295     5,983,075     7,163,412
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Science & Technology        Science & Technology
                                                         Series I                    Series II            Scudder Blue Chip -- B
                                                --------------------------  --------------------------  -------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $         --  $         --  $         --  $        --   $    202,060  $   137,586
Expenses:
   Mortality and expense risk and
      administrative charges                       2,904,224     3,277,893       919,333      855,987        157,735      446,097
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)                      (2,904,224)   (3,277,893)     (919,333)    (855,987)        44,325     (308,511)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --           --      3,334,971    1,479,372
   Net realized gain (loss)                       14,940,136    (7,158,752)    4,772,783    2,346,014      4,953,822    1,796,368
                                                ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)                           14,940,136    (7,158,752)    4,772,783    2,346,014      8,288,793    3,275,740
                                                ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     19,675,520    17,965,813     4,202,264      267,745     (6,643,449)     634,800
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         31,711,432     7,529,168     8,055,714    1,757,772      1,689,669    3,602,029
                                                ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                               1,669,032     2,453,025     2,869,797    3,149,377         99,056      496,553
   Transfers between sub-accounts and the
      company                                    (28,464,877)  (29,690,299)    7,675,769      149,021    (29,546,138)    (100,108)
   Withdrawals                                   (29,285,963)  (25,345,618)  (10,047,276)  (5,778,730)    (1,379,285)  (2,675,014)
   Annual contract fee                              (544,811)     (637,462)     (201,605)    (201,338)       (50,636)    (123,382)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (56,626,619)  (53,220,354)      296,685   (2,681,670)   (30,877,003)  (2,401,951)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (24,915,187)  (45,691,186)    8,352,399     (923,898)   (29,187,334)   1,200,078
Contract owners' equity at beginning of period   208,201,998   253,893,184    54,950,175   55,874,073     29,187,334   27,987,256
                                                ------------  ------------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $183,286,811  $208,201,998  $ 63,302,574  $54,950,175   $         --  $29,187,334
                                                ============  ============  ============  ===========   ============  ===========

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period                       19,134,560    24,224,723     4,062,323     4,293,012     1,248,734    1,358,175
Units issued                                      1,588,749     1,110,966     1,866,971     1,153,353        40,134      140,416
Units redeemed                                    6,179,188     6,201,129     1,906,730     1,384,042     1,288,868      249,857
                                                 ----------    ----------     ---------     ---------     ---------    ---------
Units, end of period                             14,544,121    19,134,560     4,022,564     4,062,323            --    1,248,734
                                                 ==========    ==========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Scudder Capital         Scudder Conservative
                                                  Scudder Bond -- B          Growth -- B              Allocation -- B
                                                --------------------  -------------------------  -------------------------
                                                   2007       2006        2007          2006         2007          2006
                                                ---------  ---------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  24,474  $  13,511  $    191,939  $   105,041  $    633,963  $   347,387
Expenses:
   Mortality and expense risk and
      administrative charges                        3,418      6,904       420,612      869,427       459,326      466,897
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net investment income (loss)                       21,056      6,607      (228,673)    (764,386)      174,637     (119,510)
                                                ---------  ---------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                 --        478            --           --       856,088      154,367
   Net realized gain (loss)                        (2,950)    (4,771)   12,997,470    2,021,702     2,344,560      711,387
                                                ---------  ---------  ------------  -----------  ------------  -----------
Realized gains (losses)                            (2,950)    (4,293)   12,997,470    2,021,702     3,200,648      865,754
                                                ---------  ---------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (11,239)    10,334    (8,520,682)   1,899,345    (2,307,613)   1,408,412
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           6,867     12,648     4,248,115    3,156,661     1,067,672    2,154,656
                                                ---------  ---------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                   --      7,540       346,310    1,318,764       242,315    1,388,223
   Transfers between sub-accounts and the
      company                                    (519,284)   586,625   (80,655,680)  26,264,095   (30,509,298)   3,710,341
   Withdrawals                                    (80,517)  (205,405)   (4,218,844)  (6,066,062)   (2,395,604)  (2,147,659)
   Annual contract fee                             (1,131)      (865)     (147,653)    (241,573)      (89,022)     (94,695)
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (600,932)   387,895   (84,675,867)  21,275,224   (32,751,609)   2,856,210
                                                ---------  ---------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (594,065)   400,543   (80,427,752)  24,431,885   (31,683,937)   5,010,866
Contract owners' equity at beginning of period    594,065    193,522    80,427,752   55,995,867    31,683,937   26,673,071
                                                ---------  ---------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $      --  $ 594,065  $         --  $80,427,752  $         --  $31,683,937
                                                =========  =========  ============  ===========  ============  ===========

                                                   2007       2006        2007          2006         2007          2006
                                                ---------  ---------  ------------  -----------  ------------  -----------
Units, beginning of period                        46,175     15,446     3,942,709    2,916,710     2,173,768    1,960,064
Units issued                                      31,931     45,870        45,705    1,545,163        82,030      758,255
Units redeemed                                    78,106     15,141     3,988,414      519,164     2,255,798      544,551
                                                  ------     ------     ---------    ---------     ---------    ---------
Units, end of period                                  --     46,175            --    3,942,709            --    2,173,768
                                                  ======     ======     =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Scudder Contrarian           Scudder Davis            Scudder Dreman High
                                                        Value -- B             Venture Value -- B          Return Equity -- B
                                                -------------------------  -------------------------  ---------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  -----------  -------------  ------------
Income:
   Dividend distributions received              $    366,762  $   336,066  $    154,733  $   130,693  $   1,384,982  $  1,434,458
Expenses:
   Mortality and expense risk and
      administrative charges                         145,266      438,833       257,954      758,640        717,464     1,758,650
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net investment income (loss)                         221,496     (102,767)     (103,221)    (627,947)       667,518      (324,192)
                                                ------------  -----------  ------------  -----------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               974,438           --       598,894           --      1,097,831     5,171,050
   Net realized gain (loss)                        5,040,788    1,278,874    14,488,606    3,412,966     29,608,752     7,840,112
                                                ------------  -----------  ------------  -----------  -------------  ------------
Realized gains (losses)                            6,015,226    1,278,874    15,087,500    3,412,966     30,706,583    13,011,162
                                                ------------  -----------  ------------  -----------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (4,817,612)   2,201,450   (12,716,263)   2,862,109    (27,224,439)    4,992,693
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,419,110    3,377,557     2,268,016    5,647,128      4,149,662    17,679,663
                                                ------------  -----------  ------------  -----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                  74,967      442,321       135,747      914,737        552,894     2,221,299
   Transfers between sub-accounts and the
      company                                    (27,190,804)  (2,119,653)  (48,359,133)     125,672   (135,914,113)   30,069,369
   Withdrawals                                    (1,463,505)  (2,755,100)   (2,573,610)  (5,992,118)    (6,166,400)  (13,116,648)
   Annual contract fee                               (52,054)    (119,749)      (92,937)    (209,241)      (250,587)     (476,702)
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (28,631,396)  (4,552,181)  (50,889,933)  (5,160,950)  (141,778,206)   18,697,318
                                                ------------  -----------  ------------  -----------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (27,212,286)  (1,174,624)  (48,621,917)     486,178   (137,628,544)   36,376,981
Contract owners' equity at beginning of period    27,212,286   28,386,910    48,621,917   48,135,739    137,628,544   101,251,563
                                                ------------  -----------  ------------  -----------  -------------  ------------
Contract owners' equity at end of period        $         --  $27,212,286  $         --  $48,621,917  $          --  $137,628,544
                                                ============  ===========  ============  ===========  =============  ============

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  -----------  -------------  ------------
Units, beginning of period                        1,226,037    1,448,413     2,048,805    2,283,014     5,323,087      4,556,944
Units issued                                         19,455       59,343        27,692      188,805        66,947      1,593,656
Units redeemed                                    1,245,492      281,719     2,076,497      423,014     5,390,034        827,513
                                                  ---------    ---------     ---------    ---------     ---------      ---------
Units, end of period                                     --    1,226,037            --    2,048,805            --      5,323,087
                                                  =========    =========     =========    =========     =========      =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Scudder Dreman Small Cap        Scudder Equity             Scudder Fixed
                                                        Value -- B               Index 500 -- B              Income -- B
                                                --------------------------  ------------------------  -------------------------
                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received              $    330,314  $    231,668  $   393,818  $   314,817  $  2,310,113  $ 2,068,642
Expenses:
   Mortality and expense risk and
      administrative charges                         307,955       927,465      527,116      589,816       877,957      997,536
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net investment income (loss)                          22,359      (695,797)    (133,298)    (274,999)    1,432,156    1,071,106
                                                ------------  ------------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             7,925,844     4,696,579           --           --            --       10,362
   Net realized gain (loss)                        9,921,916     5,687,689    1,936,097      800,177      (457,962)    (551,949)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Realized gains (losses)                           17,847,760    10,384,268    1,936,097      800,177      (457,962)    (541,587)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (13,981,347)    2,137,888     (559,952)   4,045,376       132,070      793,357
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          3,888,772    11,826,359    1,242,847    4,570,554     1,106,264    1,322,876
                                                ------------  ------------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 269,212     1,163,527      490,694      647,805       564,042    1,057,361
   Transfers between sub-accounts and the
      company                                    (59,017,562)   (3,577,781)  (2,661,551)    (840,769)   (1,960,984)    (136,043)
   Withdrawals                                    (2,659,358)   (7,556,939)  (7,296,931)  (5,697,412)  (10,959,690)  (7,444,548)
   Annual contract fee                              (112,727)     (265,676)    (155,522)    (164,717)     (226,011)    (250,809)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (61,520,435)  (10,236,869)  (9,623,310)  (6,055,093)  (12,582,643)  (6,774,039)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (57,631,663)    1,589,490   (8,380,463)  (1,484,539)  (11,476,379)  (5,451,163)
Contract owners' equity at beginning of period    57,631,663    56,042,173   36,848,675   38,333,214    60,299,222   65,750,385
                                                ------------  ------------  -----------  -----------  ------------  -----------
Contract owners' equity at end of period        $         --  $ 57,631,663  $28,468,212  $36,848,675  $ 48,822,843  $60,299,222
                                                ============  ============  ===========  ===========  ============  ===========

                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  -----------
Units, beginning of period                        1,856,764     2,214,546    1,674,427    1,974,172     4,404,715    4,911,027
Units issued                                         24,878       132,337      119,408      513,111       214,988      611,001
Units redeemed                                    1,881,642       490,119      541,071      812,856     1,130,301    1,117,313
                                                  ---------     ---------    ---------    ---------     ---------    ---------
Units, end of period                                     --     1,856,764    1,252,764    1,674,427     3,489,402    4,404,715
                                                  =========     =========    =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Global             Scudder Global           Scudder Government
                                                      Blue Chip -- B             Discovery -- B             Securities -- B
                                                -------------------------  -------------------------  --------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $     40,840  $    23,840  $    221,317  $   185,810  $  1,084,357  $  1,244,862
Expenses:
   Mortality and expense risk and
      administrative charges                          82,563      200,949       116,544      314,386       130,272       453,014
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net investment income (loss)                         (41,723)    (177,109)      104,773     (128,576)      954,085       791,848
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             2,334,700      900,164     1,528,248           --            --            --
   Net realized gain (loss)                        3,312,150    1,445,523     7,350,048    2,110,540      (708,956)     (700,050)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses)                            5,646,850    2,345,687     8,878,296    2,110,540      (708,956)     (700,050)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (4,185,350)     947,074    (6,872,484)   1,600,792         9,534       332,762
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,419,777    3,115,652     2,110,585    3,582,756       254,663       424,560
                                                ------------  -----------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  43,050      162,876       127,591      460,822       119,568       551,723
   Transfers between sub-accounts and the
      company                                    (15,534,063)   2,280,150   (21,621,927)     (72,770)  (23,975,978)   (9,050,584)
   Withdrawals                                      (536,351)  (1,991,223)   (1,191,563)  (1,971,549)   (1,078,532)   (4,683,580)
   Annual contract fee                               (28,390)     (53,734)      (47,138)     (87,199)      (51,593)     (124,243)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (16,055,754)     398,069   (22,733,037)  (1,670,696)  (24,986,535)  (13,306,684)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (14,635,977)   3,513,721   (20,622,452)   1,912,060   (24,731,872)  (12,882,124)
Contract owners' equity at beginning of period    14,635,977   11,122,256    20,622,452   18,710,392    24,731,872    37,613,996
                                                ------------  -----------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $14,635,977  $         --  $20,622,452  $         --  $ 24,731,872
                                                ============  ===========  ============  ===========  ============  ============

                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Units, beginning of period                         488,934      474,629       585,121      637,190      1,870,394     2,908,202
Units issued                                        69,349      133,914        45,138       93,486         45,239       153,229
Units redeemed                                     558,283      119,609       630,259      145,555      1,915,633     1,191,037
                                                   -------      -------       -------      -------      ---------     ---------
Units, end of period                                    --      488,934            --      585,121             --     1,870,394
                                                   =======      =======       =======      =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Scudder Growth &             Scudder Growth              Scudder Health
                                                       Income -- B               Allocation -- B              Sciences -- B
                                                -------------------------  ---------------------------  -------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  -----------  -------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $    233,941  $   169,379  $   2,780,724  $  1,159,352  $         --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         149,585      432,156      2,102,173     2,233,159        67,650      211,108
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net investment income (loss)                          84,356     (262,777)       678,551    (1,073,807)      (67,650)    (211,108)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               366,812           --      7,096,640     1,183,759       760,422       53,374
   Net realized gain (loss)                        5,598,900    1,121,240     16,948,125     3,591,784     2,528,670      839,035
                                                ------------  -----------  -------------  ------------  ------------  -----------
Realized gains (losses)                            5,965,712    1,121,240     24,044,765     4,775,543     3,289,092      892,409
                                                ------------  -----------  -------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (5,103,399)   2,077,912    (18,102,523)   10,950,477    (2,165,959)    (152,030)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            946,669    2,936,375      6,620,793    14,652,213     1,055,483      529,271
                                                ------------  -----------  -------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 161,260      538,935      1,991,777     7,358,115        52,452      296,246
   Transfers between sub-accounts and the
      company                                    (27,701,052)     189,447   (138,220,939)  (11,157,541)  (13,512,771)    (863,929)
   Withdrawals                                    (1,751,366)  (2,788,861)   (11,323,803)   (6,152,940)     (660,026)  (1,173,726)
   Annual contract fee                               (51,356)    (114,714)      (440,602)     (484,796)      (25,618)     (63,841)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (29,342,514)  (2,175,193)  (147,993,567)  (10,437,162)  (14,145,963)  (1,805,250)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (28,395,845)     761,182   (141,372,774)    4,215,051   (13,090,480)  (1,275,979)
Contract owners' equity at beginning of period    28,395,845   27,634,663    141,372,774   137,157,723    13,090,480   14,366,459
                                                ------------  -----------  -------------  ------------  ------------  -----------
Contract owners' equity at end of period        $         --  $28,395,845  $          --  $141,372,774  $         --  $13,090,480
                                                ============  ===========  =============  ============  ============  ===========

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  -----------  -------------  ------------  ------------  -----------
Units, beginning of period                        1,335,429    1,448,903     8,914,489      9,592,705      644,651      737,353
Units issued                                         68,265      158,439       352,721      1,012,572        8,696       82,143
Units redeemed                                    1,403,694      271,913     9,267,210      1,690,788      653,347      174,845
                                                  ---------    ---------     ---------      ---------      -------      -------
Units, end of period                                     --    1,335,429            --      8,914,489           --      644,651
                                                  =========    =========     =========      =========      =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    Scudder             Scudder International
                                                 Scudder High Income -- B      International -- B         Select Equity -- B
                                                -------------------------  -------------------------  -------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  2,608,248  $ 2,909,448  $    712,059  $   479,250  $    817,258  $   568,341
Expenses:
   Mortality and expense risk and
      administrative charges                         196,658      595,866       190,119      508,138       191,945      546,734
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       2,411,590    2,313,582       521,940      (28,888)      625,313       21,607
                                                ------------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --            --           --     3,282,753           --
   Net realized gain (loss)                         (114,683)     113,179    12,976,027    2,945,386    11,052,163    3,398,766
                                                ------------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses)                             (114,683)     113,179    12,976,027    2,945,386    14,334,916    3,398,766
                                                ------------  -----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (1,107,894)     571,687   (10,642,133)   3,725,572   (11,788,381)   3,751,202
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          1,189,013    2,998,448     2,855,834    6,642,070     3,171,848    7,171,575
                                                ------------  -----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 203,600    1,153,334       145,731      508,347       184,301      859,797
   Transfers between sub-accounts and the
      company                                    (36,856,444)    (889,480)  (35,483,770)     630,604   (37,145,187)  (1,637,719)
   Withdrawals                                    (1,715,468)  (5,136,033)   (2,149,218)  (2,655,016)   (1,357,207)  (3,544,027)
   Annual contract fee                               (61,241)    (159,900)      (58,258)    (129,623)      (76,360)    (153,841)
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (38,429,553)  (5,032,079)  (37,545,515)  (1,645,688)  (38,394,453)  (4,475,790)
                                                ------------  -----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (37,240,540)  (2,033,631)  (34,689,681)   4,996,382   (35,222,605)   2,695,785
Contract owners' equity at beginning of period    37,240,540   39,274,171    34,689,681   29,693,299    35,222,605   32,526,820
                                                ------------  -----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $         --  $37,240,540  $         --  $34,689,681  $         --  $35,222,605
                                                ============  ===========  ============  ===========  ============  ===========

                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  -----------
Units, beginning of period                        1,894,211    2,164,971     1,291,046    1,364,754     1,276,899    1,452,299
Units issued                                         87,579      391,597        24,082      239,839        55,525      133,047
Units redeemed                                    1,981,790      662,357     1,315,128      313,547     1,332,424      308,447
                                                  ---------    ---------     ---------    ---------     ---------    ---------
Units, end of period                                     --    1,894,211            --    1,291,046            --    1,276,899
                                                  =========    =========     =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Janus                Scudder                    Scudder
                                                   Growth & Income -- B      Mid Cap Growth -- B      Moderate Allocation -- B
                                                -------------------------  -----------------------  ---------------------------
                                                    2007          2006         2007        2006          2007          2006
                                                ------------  -----------  -----------  ----------  -------------  ------------
Income:
   Dividend distributions received              $     45,832  $    56,870  $      --    $     --    $   2,608,902  $  1,055,422
Expenses:
   Mortality and expense risk and
      administrative charges                         127,511      395,394       24,219      66,293      1,763,693     1,907,831
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net investment income (loss)                         (81,679)    (338,524)     (24,219)    (66,293)       845,209      (852,409)
                                                ------------  -----------  -----------  ----------  -------------  ------------

Realized gains (losses) on investments:
   Capital gain distributions received                  --           --           --          --        4,316,802       844,337
   Net realized gain (loss)                        6,221,115    1,590,974    1,340,173     200,830     12,516,193     2,042,750
                                                ------------  -----------  -----------  ----------  -------------  ------------
Realized gains (losses)                            6,221,115    1,590,974    1,340,173     200,830     16,832,995     2,887,087
                                                ------------  -----------  -----------  ----------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,226,272)     222,981     (899,424)    210,238    (12,943,446)    8,307,410
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            913,164    1,475,431      416,530     344,775      4,734,758    10,342,088
                                                ------------  -----------  -----------  ----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                  76,956      409,771       10,523      45,074      1,231,252     6,216,297
   Transfers between sub-accounts and the
      company                                    (23,622,287)   1,163,270   (4,480,038)    111,776   (114,342,953)   (9,012,732)
   Withdrawals                                    (1,546,809)  (3,355,407)    (236,322)   (308,165)    (9,262,003)   (4,349,657)
   Annual contract fee                               (43,047)    (109,064)      (7,834)    (19,176)      (345,237)     (391,568)
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (25,135,187)  (1,891,430)  (4,713,671)   (170,491)  (122,718,941)   (7,537,660)
                                                ------------  -----------  -----------  ----------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (24,222,023)    (415,999)  (4,297,141)    174,284   (117,984,183)    2,804,428
Contract owners' equity at beginning of period    24,222,023   24,638,022    4,297,141   4,122,857    117,984,183   115,179,755
                                                ------------  -----------  -----------  ----------  -------------  ------------
Contract owners' equity at end of period        $       --    $24,222,023  $      --    $4,297,141  $        --    $117,984,183
                                                ============  ===========  ===========  ==========  =============  ============

                                                    2007          2006         2007        2006          2007          2006
                                                ------------  -----------  -----------  ----------  -------------  ------------
Units, beginning of period                        1,146,082    1,239,716      178,399     187,221      7,758,551     8,270,783
Units issued                                         24,498      145,235       27,447      29,104        192,918       724,857
Units redeemed                                    1,170,580      238,869      205,846      37,926      7,951,469     1,237,089
                                                  ---------    ---------      -------     -------      ---------     ---------
Units, end of period                                   --      1,146,082         --       178,399           --       7,758,551
                                                  =========    =========      =======     =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                 Scudder
                                                 Scudder Money Market -- B   Scudder Real Estate -- B     Small Cap Growth -- B
                                                --------------------------  -------------------------  --------------------------
                                                     2007         2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    477,661  $  1,435,330  $    167,243  $        --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                         172,568       562,165       115,833      322,275       139,784       438,339
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                         305,093       873,165        51,410     (322,275)     (139,784)     (438,339)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --     2,883,607      346,948            --            --
   Net realized gain (loss)                          (17,102)       (2,794)    4,861,469    2,179,568     6,230,792     1,499,967
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                              (17,102)       (2,794)    7,745,076    2,526,516     6,230,792     1,499,967
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                             --            --    (7,190,110)   3,893,756    (4,269,462)     (204,018)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            287,991       870,371       606,376    6,097,997     1,821,546       857,610
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  20,423     1,271,653        76,248      529,585       127,265       761,571
   Transfers between sub-accounts and the
      company                                    (26,576,120)   16,394,529   (20,602,203)  (1,392,034)  (27,084,443)     (197,900)
   Withdrawals                                    (5,556,965)  (21,353,282)   (1,100,932)  (2,849,098)   (1,283,922)   (3,161,663)
   Annual contract fee                               (54,876)     (144,045)      (38,454)     (82,223)      (47,588)     (128,428)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (32,167,538)   (3,831,145)  (21,665,341)  (3,793,770)  (28,288,688)   (2,726,420)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (31,879,547)   (2,960,774)  (21,058,965)   2,304,227   (26,467,142)   (1,868,810)
Contract owners' equity at beginning of period    31,879,547    34,840,321    21,058,965   18,754,738    26,467,142    28,335,952
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $ 31,879,547  $         --  $21,058,965  $         --  $ 26,467,142
                                                ============  ============  ============  ===========  ============  ============

                                                     2007         2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                        2,526,007     2,834,030       724,445      871,439     1,219,526     1,347,113
Units issued                                      1,089,360     3,391,759        12,824       87,833        15,718       140,720
Units redeemed                                    3,615,367     3,699,782       737,269      234,827     1,235,244       268,307
                                                  ---------     ---------       -------      -------     ---------     ---------
Units, end of period                                     --     2,526,007            --      724,445            --     1,219,526
                                                  =========     =========       =======      =======     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Scudder                   Scudder                    Scudder
                                                   Strategic Income -- B    Technology Growth -- B        Total Return -- B
                                                -------------------------  ------------------------  --------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    767,737  $   636,494  $      --    $      --    $    559,201   $   457,339
Expenses:
   Mortality and expense risk and
      administrative charges                          72,149      210,999       48,424      156,624       104,518       322,986
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                         695,588      425,495      (48,424)    (156,624)      454,683       134,353
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --        131,631         --           --            --            --
   Net realized gain (loss)                          (56,951)    (122,269)   1,014,524      376,972     3,137,559       703,971
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                              (56,951)       9,362    1,014,524      376,972     3,137,559       703,971
                                                ------------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (374,651)     458,390     (650,585)    (400,927)   (2,809,256)      779,610
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
      equity from operations                         263,986      893,247      315,515     (180,579)      782,986     1,617,934
                                                ------------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                  42,104      316,195       41,688      280,311        51,317       441,995
   Transfers between sub-accounts and the
      company                                    (12,717,348)     195,037   (9,276,537)    (570,931)  (20,025,302)   (1,054,603)
   Withdrawals                                      (756,482)  (2,213,384)    (451,613)  (1,127,681)   (1,057,941)   (2,507,704)
   Annual contract fee                               (21,243)     (56,544)     (17,746)     (45,610)      (34,104)      (96,598)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (13,452,969)  (1,758,696)  (9,704,208)  (1,463,911)  (21,066,030)   (3,216,910)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (13,188,983)    (865,449)  (9,388,693)  (1,644,490)  (20,283,044)   (1,598,976)
Contract owners' equity at beginning of period    13,188,983   14,054,432    9,388,693   11,033,183    20,283,044    21,882,020
                                                ------------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $       --    $13,188,983  $      --    $ 9,388,693  $       --     $20,283,044
                                                ============  ===========  ===========  ===========  ============  ============

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        907,113      1,035,117     419,618      487,534      1,149,979     1,341,758
Units issued                                       74,354        156,903      18,495       62,332         12,819        59,552
Units redeemed                                    981,467        284,907     438,113      130,248      1,162,798       251,331
                                                  -------      ---------     -------      -------      ---------     ---------
Units, end of period                                 --          907,113        --        419,618             --     1,149,979
                                                  =======      =========     =======      =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Turner
                                                    Mid Cap Growth -- B      Small Cap Index Series I   Small Cap Index Series II
                                                --------------------------  -------------------------  --------------------------
                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $         --  $         --  $    582,055  $   220,429  $  1,008,918  $    157,206
Expenses:
   Mortality and expense risk and
      administrative charges                          99,168       310,278       549,769      640,332     1,413,034       758,986
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                         (99,168)     (310,278)       32,286     (419,903)     (404,116)     (601,780)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             1,554,919     1,568,853     4,498,423    1,191,090     9,544,162     1,286,246
   Net realized gain (loss)                        2,555,204     1,351,924     2,842,184    3,204,863     2,399,866     3,879,170
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                            4,110,123     2,920,777     7,340,607    4,395,953    11,944,028     5,165,416
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,358,037)   (1,787,692)   (8,371,148)   2,092,540   (18,778,963)    2,016,972
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,652,918       822,807      (998,255)   6,068,590    (7,239,051)    6,580,608
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                  38,131       539,843       189,988      468,142       881,300     1,436,818
   Transfers between sub-accounts and the
      company                                    (19,535,075)     (290,518)   (4,810,257)  (4,368,502)   73,035,707    (4,531,868)
   Withdrawals                                      (813,441)   (2,089,322)   (5,238,947)  (4,589,995)  (15,015,142)   (5,178,853)
   Annual contract fee                               (37,032)      (92,031)      (82,179)    (100,668)     (327,255)     (160,481)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,347,417)   (1,932,028)   (9,941,395)  (8,591,023)   58,574,610    (8,434,384)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (18,694,499)   (1,109,221)  (10,939,650)  (2,522,433)   51,335,559    (1,853,776)
Contract owners' equity at beginning of period    18,694,499    19,803,720    40,547,500   43,069,933    44,538,049    46,391,825
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $ 18,694,499  $ 29,607,850  $40,547,500  $ 95,873,608  $ 44,538,049
                                                ============  ============  ============  ===========  ============  ============

                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                         742,464       822,766      2,273,619    2,797,759     2,384,686     2,868,987
Units issued                                         5,752       132,319        126,030      265,582     4,474,349       291,613
Units redeemed                                     748,216       212,621        677,398      789,722     1,521,423       775,914
                                                   -------       -------      ---------    ---------     ---------     ---------
Units, end of period                                    --       742,464      1,722,251    2,273,619     5,337,612     2,384,686
                                                   =======       =======      =========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Small Cap                   Small Cap
                                                  Opportunities Series I      Opportunities Series II      Small Cap Value Focus
                                                --------------------------  ---------------------------  ------------------------
                                                    2007          2006          2007           2006          2007         2006
                                                ------------  ------------  ------------  -------------  -----------  -----------
Income:
   Dividend distributions received              $  1,407,198  $    697,617  $    889,918  $    390,481   $    15,574  $    17,763
Expenses:
   Mortality and expense risk and
      administrative charges                       1,127,702     1,436,557       948,663     1,164,712       202,049      235,118
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net investment income (loss)                         279,496      (738,940)      (58,745)     (774,231)     (186,475)    (217,355)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             4,278,210     2,609,401     3,379,998     1,912,237     1,967,696    2,592,041
   Net realized gain (loss)                        5,575,814     5,603,285     3,908,704     3,664,222       132,049      402,118
                                                ------------  ------------  ------------  ------------   -----------  -----------
Realized gains (losses)                            9,854,024     8,212,686     7,288,702     5,576,459     2,099,745    2,994,159
                                                ------------  ------------  ------------  ------------   -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (15,722,756)      801,868   (11,981,163)    1,026,805    (2,082,169)  (1,081,844)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (5,589,236)    8,275,614    (4,751,206)    5,829,033      (168,899)   1,694,960
                                                ------------  ------------  ------------  ------------   -----------  -----------
Changes from principal transactions:
   Purchase payments                                 315,579       683,060     1,657,413     2,832,398         3,575        2,384
   Transfers between sub-accounts and the
      company                                    (12,335,571)  (13,368,672)   (5,766,555)   (7,136,171)   (1,638,751)  (1,709,271)
   Withdrawals                                   (11,780,497)  (11,175,634)  (10,544,296)   (8,578,710)   (1,871,168)  (1,442,520)
   Annual contract fee                              (160,549)     (211,642)     (195,703)     (250,690)      (34,390)     (42,725)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (23,961,038)  (24,072,888)  (14,849,141)  (13,133,173)   (3,540,734)  (3,192,132)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (29,550,274)  (15,797,274)  (19,600,347)   (7,304,140)   (3,709,633)  (1,497,172)
Contract owners' equity at beginning of period    88,036,741   103,834,015    66,873,689    74,177,829    14,989,907   16,487,079
                                                ------------  ------------  ------------  ------------   -----------  -----------
Contract owners' equity at end of period        $ 58,486,467  $ 88,036,741  $ 47,273,342  $ 66,873,689   $11,280,274  $14,989,907
                                                ============  ============  ============  ============   ===========  ===========

                                                    2007          2006          2007           2006          2007         2006
                                                ------------  ------------  ------------  -------------  -----------  -----------
Units, beginning of period                         3,561,237     4,570,812     2,748,812     3,283,081       361,524      439,003
Units issued                                         164,272       275,815       236,177       369,096         6,265        1,956
Units redeemed                                     1,123,885     1,285,390       826,951       903,365        69,286       79,435
                                                   ---------     ---------     ---------     ---------       -------      -------
Units, end of period                               2,601,624     3,561,237     2,158,038     2,748,812       298,503      361,524
                                                   =========     =========     =========     =========       =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Small Company               Small Company                 Special
                                                      Value Series I              Value Series II            Value Series II
                                                --------------------------  --------------------------  ------------------------
                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $    289,878  $    155,437  $         --  $         --  $    97,468  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                       2,874,171     3,425,647     2,488,167     2,932,586       75,068      108,775
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)                      (2,584,293)   (3,270,210)   (2,488,167)   (2,932,586)      22,400     (108,775)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            28,431,903    35,840,666    23,085,510    28,080,440    1,945,473      737,885
   Net realized gain (loss)                       18,898,458    22,998,669    12,072,739    17,347,001   (1,759,735)     109,844
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                           47,330,361    58,839,335    35,158,249    45,427,441      185,738      847,729
                                                ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (47,276,330)  (26,558,093)  (35,483,958)  (20,248,781)    (249,660)    (176,738)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (2,530,262)   29,011,032    (2,813,876)   22,246,074      (41,522)     562,216
                                                ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 901,028     1,503,945     6,184,923     8,661,035       29,052       86,661
   Transfers between sub-accounts and the
      company                                    (31,072,196)  (15,283,531)  (22,929,182)  (15,126,562)  (5,510,011)  (1,169,309)
   Withdrawals                                   (30,567,345)  (30,247,222)  (26,422,723)  (21,291,206)    (688,955)    (584,754)
   Annual contract fee                              (379,021)     (480,089)     (496,073)     (610,975)     (11,838)     (16,030)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (61,117,534)  (44,506,897)  (43,663,055)  (28,367,708)  (6,181,752)  (1,683,432)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (63,647,796)  (15,495,865)  (46,476,931)   (6,121,634)  (6,223,274)  (1,121,216)
Contract owners' equity at beginning of period   214,489,802   229,985,667   172,274,684   178,396,318    6,223,274    7,344,490
                                                ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $150,842,006  $214,489,802  $125,797,753  $172,274,684  $        --  $ 6,223,274
                                                ============  ============  ============  ============  ===========  ===========

                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                        9,132,897    11,132,817     8,526,743     9,974,649     298,427      383,567
Units issued                                        203,644       951,143       629,925     1,232,241      20,897      100,627
Units redeemed                                    2,737,764     2,951,063     2,675,723     2,680,147     319,324      185,767
                                                  ---------     ---------     ---------     ---------     -------      -------
Units, end of period                              6,598,777     9,132,897     6,480,945     8,526,743          --      298,427
                                                  =========     =========     =========     =========     =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Strategic Opportunities
                                                  Strategic Bond Series I    Strategic Bond Series II             Series I
                                                --------------------------  --------------------------  ---------------------------
                                                    2007          2006          2007          2006           2007          2006
                                                ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received              $ 11,694,963  $  9,591,649  $  8,136,499  $  6,516,829  $   2,252,181  $     38,769
Expenses:
   Mortality and expense risk and
      administrative charges                       1,896,059     2,080,359     1,517,547     1,576,011      1,407,019     4,707,704
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                       9,798,904     7,511,290     6,618,952     4,940,818        845,162    (4,668,935)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --             --            --
   Net realized gain (loss)                        2,100,498     3,493,352       307,318       282,839     49,892,089   (14,516,737)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                            2,100,498     3,493,352       307,318       282,839     49,892,089   (14,516,737)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (13,838,800)   (3,774,084)   (8,647,220)     (631,857)   (32,592,900)   52,133,740
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (1,939,398)    7,230,558    (1,720,950)    4,591,800     18,144,351    32,948,068
                                                ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                 368,223       653,123     5,285,360     8,294,638        666,295     1,842,558
   Transfers between sub-accounts and the
      company                                      6,092,390    (1,934,073)   (2,388,260)   (6,192,372)  (311,801,604)  (22,756,398)
   Withdrawals                                   (23,478,590)  (24,773,659)  (12,521,701)   (9,475,164)   (14,640,336)  (51,191,039)
   Annual contract fee                              (145,349)     (146,599)     (266,646)     (290,065)      (133,937)     (459,938)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (17,163,326)  (26,201,208)   (9,891,247)   (7,662,963)  (325,909,582)  (72,564,817)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (19,102,724)  (18,970,650)  (11,612,197)   (3,071,163)  (307,765,231)  (39,616,749)
Contract owners' equity at beginning of period   135,033,371   154,004,021    97,092,302   100,163,465    307,765,231   347,381,980
                                                ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of period        $115,930,647  $135,033,371  $ 85,480,105  $ 97,092,302  $          --  $307,765,231
                                                ============  ============  ============  ============  =============  ============

                                                    2007          2006          2007          2006           2007          2006
                                                ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                        6,540,056     7,848,380     6,041,040     6,545,821     12,559,424    15,721,072
Units issued                                        821,030       706,656       974,241     1,234,175         78,005       296,036
Units redeemed                                    1,662,488     2,014,980     1,576,740     1,738,956     12,637,429     3,457,684
                                                  ---------     ---------     ---------     ---------     ----------    ----------
Units, end of period                              5,698,598     6,540,056     5,438,541     6,041,040             --    12,559,424
                                                  =========     =========     =========     =========     ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Strategic Opportunities    T Rowe Price Mid Value          Total Return
                                                        Series II                  Series II                  Series I
                                                -------------------------  ------------------------  --------------------------
                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    113,095  $        --  $   285,786  $     5,644  $ 19,743,403  $ 10,870,552
Expenses:
   Mortality and expense risk and
      administrative charges                         118,470      394,645      262,171      154,502     4,064,738     4,643,894
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                          (5,375)    (394,645)      23,615     (148,858)   15,678,665     6,226,658
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --    3,395,980      666,013            --            --
   Net realized gain (loss)                        7,131,556    2,024,688      307,284       98,094    (1,296,817)   (1,580,322)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                            7,131,556    2,024,688    3,703,264      764,107    (1,296,817)   (1,580,322)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,821,557)     685,655   (3,958,027)   1,140,932     2,769,307       925,090
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,304,624    2,315,698     (231,148)   1,756,181    17,151,155     5,571,426
                                                ------------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 113,462      438,704      320,987    1,049,622     1,044,627     1,615,376
   Transfers between sub-accounts and the
      company                                    (23,531,409)    (596,573)   1,744,761    9,108,257    (3,693,585)  (14,962,907)
   Withdrawals                                      (894,506)  (3,219,514)  (2,763,461)  (1,071,859)  (45,685,506)  (45,980,473)
   Annual contract fee                               (15,544)     (81,841)     (39,016)     (20,106)     (488,211)     (595,314)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (24,327,997)  (3,459,224)    (736,729)   9,065,914   (48,822,675)  (59,923,318)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (23,023,373)  (1,143,526)    (967,877)  10,822,095   (31,671,520)  (54,351,892)
Contract owners' equity at beginning of period    23,023,373   24,166,899   15,484,097    4,662,002   286,638,279   340,990,171
                                                ------------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $23,023,373  $14,516,220  $15,484,097  $254,966,759  $286,638,279
                                                ============  ===========  ===========  ===========  ============  ============

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        1,732,901    2,006,253      937,625      333,806    17,147,454    20,827,660
Units issued                                         23,750      219,762      438,720      854,509     1,471,745     1,153,694
Units redeemed                                    1,756,651      493,114      486,377      250,690     4,333,921     4,833,900
                                                  ---------    ---------      -------      -------    ----------    ----------
Units, end of period                                     --    1,732,901      889,968      937,625    14,285,278    17,147,454
                                                  =========    =========      =======      =======    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Total Return         Total Stock Market Index  Total Stock Market Index
                                                         Series II                  Series I                  Series II
                                                --------------------------  ------------------------  ------------------------
                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $ 14,728,659  $  7,716,064  $   618,379  $   298,571  $   941,951  $   262,683
Expenses:
   Mortality and expense risk and
      administrative charges                       3,347,073     3,734,827      437,692      453,688    1,008,169      497,344
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)                      11,381,586     3,981,237      180,687     (155,117)     (66,218)    (234,661)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --    1,014,193      159,712    2,378,784      167,716
   Net realized gain (loss)                       (1,332,795)   (3,475,942)   2,970,974    2,575,794    1,759,759    2,533,996
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)                           (1,332,795)   (3,475,942)   3,985,167    2,735,506    4,138,543    2,701,712
                                                ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      2,738,206     3,048,136   (3,041,100)   1,161,615   (4,235,649)   1,212,537
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         12,786,997     3,553,431    1,124,754    3,742,004     (163,324)   3,679,588
                                                ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              11,284,526    12,065,745      154,688      307,356      820,343    1,785,719
   Transfers between sub-accounts and the
      company                                     (1,106,279)  (16,041,932)  (3,159,475)  (2,153,437)  51,076,480   (2,757,681)
   Withdrawals                                   (33,298,535)  (33,237,451)  (3,523,260)  (2,738,148)  (9,867,418)  (3,690,817)
   Annual contract fee                              (544,957)     (633,155)     (53,005)     (60,836)    (246,818)    (108,941)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (23,665,245)  (37,846,793)  (6,581,052)  (4,645,065)  41,782,587   (4,771,720)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (10,878,248)  (34,293,362)  (5,456,298)    (903,061)  41,619,263   (1,092,132)
Contract owners' equity at beginning of period   215,790,354   250,083,716   30,453,298   31,356,359   30,202,803   31,294,935
                                                ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $204,912,106  $215,790,354  $24,997,000  $30,453,298  $71,822,066  $30,202,803
                                                ============  ============  ===========  ===========  ===========  ===========

                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period                       14,889,527    17,548,117    2,366,410    2,760,612    1,795,635    2,109,078
Units issued                                      2,159,802     2,131,848      185,259      353,595    3,446,980      281,005
Units redeemed                                    3,749,463     4,790,438      676,327      747,797    1,124,301      594,448
                                                 ----------    ----------    ---------    ---------    ---------    ---------
Units, end of period                             13,299,866    14,889,527    1,875,342    2,366,410    4,118,314    1,795,635
                                                 ==========    ==========    =========    =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                             U.S. Global Leaders
                                                     U.S. Core Series I           U.S. Core Series II          Growth Series I
                                                ----------------------------  --------------------------  ------------------------
                                                     2007           2006          2007          2006          2007         2006
                                                -------------  -------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $  14,059,110  $   9,952,003  $  1,284,606  $    879,735  $   347,431  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        9,510,009     11,466,018     1,129,876     1,346,023      431,577      512,211
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net investment income (loss)                        4,549,101     (1,514,015)      154,730      (466,288)     (84,146)    (512,211)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             54,543,863     95,657,851     5,989,776    10,083,242           --      337,444
   Net realized gain (loss)                       (62,920,640)   (92,024,515)    2,416,010     3,273,386      775,242      434,554
                                                -------------  -------------  ------------  ------------  -----------  -----------
Realized gains (losses)                            (8,376,777)     3,633,336     8,405,786    13,356,628      775,242      771,998
                                                -------------  -------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       6,124,930     52,628,466    (8,656,596)   (7,320,532)    (112,208)    (356,565)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           2,297,254     54,747,787       (96,080)    5,569,808      578,888      (96,778)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                2,313,430      3,222,490       659,979     1,334,947      158,818      232,316
   Transfers between sub-accounts and the
      company                                     (64,327,801)   (84,444,056)   (7,390,957)   (9,483,407)  (2,301,550)  (1,760,632)
   Withdrawals                                   (116,470,597)  (126,802,674)  (10,329,977)  (10,014,966)  (4,744,538)  (4,592,817)
   Annual contract fee                               (831,405)    (1,080,791)     (229,449)     (276,331)     (75,410)     (90,070)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (179,316,373)  (209,105,031)  (17,290,404)  (18,439,757)  (6,962,680)  (6,211,203)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (177,019,119)  (154,357,244)  (17,386,484)  (12,869,949)  (6,383,792)  (6,307,981)
Contract owners' equity at beginning of period    728,071,238    882,428,482    78,112,703    90,982,652   31,620,847   37,928,828
                                                -------------  -------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $ 551,052,119  $ 728,071,238  $ 60,726,219  $ 78,112,703  $25,237,055  $31,620,847
                                                =============  =============  ============  ============  ===========  ===========

                                                     2007           2006          2007          2006          2007         2006
                                                -------------  -------------  ------------  ------------  -----------  -----------
Units, beginning of period                        29,245,565     37,957,189     5,504,158     6,877,558    2,430,020    2,922,677
Units issued                                         260,785        390,804       147,049       255,869      117,634      211,814
Units redeemed                                     7,211,571      9,102,428     1,347,916     1,629,269      647,203      704,471
                                                  ----------     ----------     ---------     ---------    ---------    ---------
Units, end of period                              22,294,779     29,245,565     4,303,291     5,504,158    1,900,451    2,430,020
                                                  ==========     ==========     =========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   U.S. Global Leaders    U.S. Government Securities  U.S. Government Securities
                                                    Growth Series II               Series I                   Series  II
                                                ------------------------  --------------------------  --------------------------
                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $   198,280  $        --  $ 10,570,930  $  7,793,871  $  5,668,492  $  4,030,424
Expenses:
   Mortality and expense risk and
      administrative charges                        373,055      451,592     1,946,924     2,263,133     1,164,159     1,296,550
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       (174,775)    (451,592)    8,624,006     5,530,738     4,504,333     2,733,874
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --      280,440            --            --            --            --
   Net realized gain (loss)                         678,625      388,972    (2,191,076)   (2,939,352)   (1,024,622)   (1,826,306)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                             678,625      669,412    (2,191,076)   (2,939,352)   (1,024,622)   (1,826,306)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (72,733)    (392,048)   (4,359,727)    1,408,182    (2,533,123)      851,711
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           431,117     (174,228)    2,073,203     3,999,568       946,588     1,759,279
                                                -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                376,161      525,148       965,956       630,137     2,917,349     3,418,182
   Transfers between sub-accounts and the
      company                                    (2,672,345)  (3,150,322)    4,411,606    (9,217,503)    4,978,617    (5,718,588)
   Withdrawals                                   (3,839,261)  (3,429,445)  (23,290,640)  (29,236,739)  (12,960,529)  (14,316,975)
   Annual contract fee                              (78,108)     (94,035)     (179,845)     (217,147)     (165,632)     (182,371)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (6,213,553)  (6,148,654)  (18,092,923)  (38,041,252)   (5,230,195)  (16,799,752)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (5,782,436)  (6,322,882)  (16,019,720)  (34,041,684)   (4,283,607)  (15,040,473)
Contract owners' equity at beginning of period   25,697,974   32,020,856   136,847,385   170,889,069    74,547,788    89,588,261
                                                -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $19,915,538  $25,697,974  $120,827,665  $136,847,385  $ 70,264,181  $ 74,547,788
                                                ===========  ===========  ============  ============  ============  ============

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                       1,984,361    2,469,473     7,000,426     9,009,326     5,486,202     6,759,436
Units issued                                        78,057      149,150     1,128,168       697,963     1,679,580     1,294,102
Units redeemed                                     552,781      634,262     1,975,138     2,706,863     2,058,139     2,567,336
                                                 ---------    ---------     ---------     ---------     ---------     ---------
Units, end of period                             1,509,637    1,984,361     6,153,456     7,000,426     5,107,643     5,486,202
                                                 =========    =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    U.S. High Yield        U.S. Large Cap Value        U.S. Large Cap Value
                                                       Series II                 Series I                    Series II
                                                ----------------------  --------------------------  --------------------------
                                                   2007        2006         2007          2006          2007          2006
                                                ----------  ----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  237,233  $   73,721  $  2,631,686  $  1,736,856  $    686,284  $    432,956
Expenses:
   Mortality and expense risk and
      administrative charges                        38,122      36,496     3,721,139     4,387,679     1,523,914     1,724,120
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       199,111      37,225    (1,089,453)   (2,650,823)     (837,630)   (1,291,164)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --          --            --            --            --            --
   Net realized gain (loss)                         15,157      46,495    26,371,067    20,601,294    10,820,446    11,795,517
                                                ----------  ----------  ------------  ------------  ------------  ------------
Realized gains (losses)                             15,157      46,495    26,371,067    20,601,294    10,820,446    11,795,517
                                                ----------  ----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (183,812)     86,894   (26,522,699)    7,562,352   (10,557,642)   (1,690,201)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           30,456     170,614    (1,241,085)   25,512,823      (574,826)    8,814,152
                                                ----------  ----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                51,359      52,355     1,061,619     1,532,145     3,984,790     2,733,983
   Transfers between sub-accounts and the
      company                                      123,537   1,392,116   (30,754,880)  (35,211,240)  (13,042,116)  (13,289,650)
   Withdrawals                                    (617,194)   (341,327)  (40,481,917)  (37,739,086)  (12,548,683)  (11,607,732)
   Annual contract fee                              (4,068)     (5,135)     (509,892)     (629,484)     (301,476)     (369,336)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (446,366)  1,098,009   (70,685,070)  (72,047,665)  (21,907,485)  (22,532,735)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         (415,910)  1,268,623   (71,926,155)  (46,534,842)  (22,482,311)  (13,718,583)
Contract owners' equity at beginning of period   2,539,468   1,270,845   275,659,074   322,193,916   101,074,243   114,792,826
                                                ----------  ----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $2,123,558  $2,539,468  $203,732,919  $275,659,074  $ 78,591,932  $101,074,243
                                                ==========  ==========  ============  ============  ============  ============

                                                   2007        2006         2007          2006          2007          2006
                                                ----------  ----------  ------------  ------------  ------------  ------------
Units, beginning of period                        183,393      98,804    18,402,991    23,450,735     6,320,408     7,796,497
Units issued                                      276,873     306,735       391,484       872,119       475,365       643,761
Units redeemed                                    308,593     222,146     4,936,868     5,919,863     1,753,447     2,119,850
                                                  -------     -------    ----------    ----------     ---------     ---------
Units, end of period                              151,673     183,393    13,857,607    18,402,991     5,042,326     6,320,408
                                                  =======     =======    ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                UBS Large Cap
                                                   Series I    UBS Large Cap Series II      Utilities Series I
                                                -------------  -----------------------  --------------------------
                                                     2007          2007        2006         2007          2006
                                                -------------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions received               $  1,432,907  $    84,192  $    2,527  $  1,120,666  $  1,081,136
Expenses:
   Mortality and expense risk and
      administrative charges                        2,700,096      228,671      18,664       891,674       720,208
                                                 ------------  -----------  ----------  ------------  ------------
Net investment income (loss)                       (1,267,189)    (144,479)    (16,137)      228,992       360,928
                                                 ------------  -----------  ----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             11,379,074      914,063      23,542    13,372,632     5,654,947
   Net realized gain (loss)                           639,965     (982,335)     39,897     6,851,104     4,934,565
                                                 ------------  -----------  ----------  ------------  ------------
Realized gains (losses)                            12,019,039      (68,272)     63,439    20,223,736    10,589,512
                                                 ------------  -----------  ----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (25,463,388)  (1,990,142)    106,007    (7,484,610)    1,429,707
                                                 ------------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (14,711,538)  (2,202,893)    153,309    12,968,118    12,380,147
                                                 ------------  -----------  ----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  823,642      185,628     346,460       438,643       473,490
   Transfers between sub-accounts and the
      company                                     289,244,857   20,473,243     457,267     1,722,631       249,536
   Withdrawals                                    (30,297,209)  (1,967,968)    (57,474)  (11,744,139)   (6,079,476)
   Annual contract fee                               (234,009)     (54,396)     (1,849)     (129,852)     (111,855)
                                                 ------------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             259,537,281   18,636,507     744,404    (9,712,717)   (5,468,305)
                                                 ------------  -----------  ----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         244,825,743   16,433,614     897,713     3,255,401     6,911,842
Contract owners' equity at beginning of period             --    1,732,989     835,276    54,991,555    48,079,713
                                                 ------------  -----------  ----------  ------------  ------------
Contract owners' equity at end of period         $244,825,743  $18,166,603  $1,732,989  $ 58,246,956  $ 54,991,555
                                                 ============  ===========  ==========  ============  ============

                                                     2007          2007        2006         2007          2006
                                                -------------  -----------  ----------  ------------  ------------
Units, beginning of period                                --      111,882      60,633     3,126,751     3,527,852
Units issued                                      18,565,917    1,413,129      97,484     1,153,284     1,159,949
Units redeemed                                     2,804,552      346,650      46,235     1,639,910     1,561,050
                                                  ----------    ---------     -------     ---------     ---------
Units, end of period                              15,761,365    1,178,361     111,882     2,640,125     3,126,751
                                                  ==========    =========     =======     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Utilities Series II          Value Series I             Value Series II
                                                -------------------------  --------------------------  -------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $  1,032,155  $ 1,067,938  $  2,339,011  $    661,048  $    547,266  $    88,350
Expenses:
   Mortality and expense risk and
      administrative charges                       1,031,892      828,078     2,621,572     2,589,478       877,258      723,371
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                             263      239,860      (282,561)   (1,928,430)     (329,992)    (635,021)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            14,884,648    6,040,657    49,273,071    24,499,393    15,635,690    6,126,383
   Net realized gain (loss)                        5,769,745    3,696,250    15,887,099    15,845,592     2,955,928    3,557,207
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                           20,654,393    9,736,907    65,160,170    40,344,985    18,591,618    9,683,590
                                                ------------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (7,147,678)   3,055,538   (52,902,867)   (7,557,978)  (15,022,089)  (1,151,657)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         13,506,978   13,032,305    11,974,742    30,858,577     3,239,537    7,896,912
                                                ------------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                               1,034,798    2,949,795       682,201     1,061,161     4,510,994    5,775,771
   Transfers between sub-accounts and the
      company                                      2,724,184      953,232   (10,277,247)   (4,671,118)   (3,835,858)   3,549,292
   Withdrawals                                   (10,193,756)  (6,858,962)  (28,388,555)  (24,230,967)   (7,341,272)  (5,144,924)
   Annual contract fee                              (197,361)    (158,931)     (299,096)     (311,608)     (145,073)    (138,770)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (6,632,135)  (3,114,866)  (38,282,697)  (28,152,532)   (6,811,209)   4,041,369
                                                ------------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                          6,874,843    9,917,439   (26,307,955)    2,706,045    (3,571,672)  11,938,281
Contract owners' equity at beginning of period    58,597,360   48,679,921   180,670,849   177,964,804    54,276,690   42,338,409
                                                ------------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $ 65,472,203  $58,597,360  $154,362,894  $180,670,849  $ 50,705,018  $54,276,690
                                                ============  ===========  ============  ============  ============  ===========

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                        2,218,803    2,374,624     7,252,323     8,520,736     2,811,426    2,595,648
Units issued                                        711,474      878,798       513,191     1,290,010       998,012    1,613,430
Units redeemed                                      946,312    1,034,619     1,941,683     2,558,423     1,298,173    1,397,652
                                                  ---------    ---------     ---------     ---------     ---------    ---------
Units, end of period                              1,983,965    2,218,803     5,823,831     7,252,323     2,511,265    2,811,426
                                                  =========    =========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Wellington Small Cap       Wellington Small Cap      Wells Capital Core
                                                    Growth Series II           Value Series II           Bond Series II
                                                ------------------------  -------------------------  ----------------------
                                                    2007         2006         2007          2006        2007        2006
                                                -----------  -----------  ------------  -----------  ----------  ----------
Income:
   Dividend distributions received              $        --  $        --  $    401,799  $        --  $  184,072  $   24,868
Expenses:
   Mortality and expense risk and
      administrative charges                        525,751      459,672     1,104,178      700,639      39,357      18,036
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net investment income (loss)                       (525,751)    (459,672)     (702,379)    (700,639)    144,715       6,832
                                                -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            7,990,803           --    13,639,426    6,853,145          --          --
   Net realized gain (loss)                          (5,366)   2,090,682      (549,017)  (1,968,524)     25,885       1,067
                                                -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses)                           7,985,437    2,090,682    13,090,409    4,884,621      25,885       1,067
                                                -----------  -----------  ------------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (4,043,961)     721,704   (15,714,200)   2,936,137     (47,426)     27,008
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         3,415,725    2,352,714    (3,326,170)   7,120,119     123,174      34,907
                                                -----------  -----------  ------------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                              3,071,003    4,822,952     3,685,194    3,356,522       6,214      71,807
   Transfers between sub-accounts and the
      company                                     6,828,232    6,956,279     8,274,065   28,278,476   2,617,126     741,894
   Withdrawals                                   (5,548,495)  (2,653,830)  (10,031,534)  (5,120,170)   (613,090)    (50,725)
   Annual contract fee                              (66,736)     (66,799)     (135,708)     (95,540)     (3,218)     (2,428)
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             4,284,004    9,058,602     1,792,017   26,419,288   2,007,032     760,548
                                                -----------  -----------  ------------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         7,699,729   11,411,316    (1,534,153)  33,539,407   2,130,206     795,455
Contract owners' equity at beginning of period   29,890,947   18,479,631    66,825,650   33,286,243   1,493,972     698,517
                                                -----------  -----------  ------------  -----------  ----------  ----------
Contract owners' equity at end of period        $37,590,676  $29,890,947  $ 65,291,497  $66,825,650  $3,624,178  $1,493,972
                                                ===========  ===========  ============  ===========  ==========  ==========

                                                    2007         2006         2007          2006        2007        2006
                                                -----------  -----------  ------------  -----------  ----------  ----------
Units, beginning of period                       1,718,376    1,168,765     4,011,905    2,336,746     117,383      55,998
Units issued                                     1,359,991    2,220,806     2,328,719    3,125,441     331,097     135,133
Units redeemed                                   1,127,995    1,671,195     2,204,671    1,450,282     175,903      73,748
                                                 ---------    ---------     ---------    ---------     -------     -------
Units, end of period                             1,950,372    1,718,376     4,135,953    4,011,905     272,577     117,383
                                                 =========    =========     =========    =========     =======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 137 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 6 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2007 are as follows:

SUB-ACCOUNTS CLOSED                               2007
-------------------                              ------
Strategic Opportunities Series I                 Apr 27
Strategic Opportunities Series II                Apr 27
Invesco Utilities                                 May 3
Alger American Balanced                           May 3
Alger American Leveraged All Cap                  May 3
Credit Suisse Emerging Markets                    May 3
Credit Suisse Global Post Venture Capital         May 3
Dreyfus Socially Responsible Growth               May 3
Dreyfus IP Midcap Stock                           May 3
Scudder Blue Chip -- B                            May 3
Scudder Bond -- B                                 May 3
Scudder Capital Growth -- B                       May 3
Scudder Davis Venture Value -- B                  May 3
Scudder Dreman High Return Equity -- B            May 3
Scudder Dreman Small Cap Value -- B               May 3
Scudder Global Blue Chip -- B                     May 3
Scudder Global Discovery -- B                     May 3
Scudder Government Securities -- B                May 3
Scudder Growth & Income -- B                      May 3
Scudder Health Sciences -- B                      May 3
Scudder High Income -- B                          May 3
Scudder International -- B                        May 3
Scudder International Select Equity -- B          May 3
Scudder Janus Growth & Income -- B                May 3
Scudder Mid Cap Growth -- B                       May 3
Scudder Contrarian Value -- B                     May 3
Scudder Money Market -- B                         May 3
Scudder Real Estate -- B                          May 3
Scudder Small Cap Growth -- B                     May 3
Scudder Strategic Income -- B                     May 3
Scudder Technology Growth -- B                    May 3
Scudder Total Return -- B                         May 3
Scudder Turner Mid Cap Growth -- B                May 3
Special Value Series II                           Nov 9
Scudder Conservative Allocation -- B             Dec 12
Scudder Growth Allocation -- B                   Dec 12
Scudder Moderate Allocation -- B                 Dec 12

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION (CONTINUED)

SUB-ACCOUNTS OPENED                               2007
-------------------                              ------
American Asset Allocation Series II               May 1
American Asset High-Income Bond Series II         May 1
American Global Growth Series II                  May 1
American Global Small Capitalization Series II    May 1
American New World Series II                      May 1
Founding Allocation Series II                     May 1
High Income Series II                             May 1
Mid Cap Intersection Series II                    May 1
500 Index Fund B Series NAV                       May 3
International Equity Index B Series NAV           May 3
Money Market B Series NAV                         May 3
Bond Index Trust A Series II                      May 3
UBS Large Cap Series I                            May 3
American Fundamental Holdings Series II          Nov 12
American Global Diversification Series II        Nov 12

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from .45% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by the Company. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2007 were as follows:

Sub-account                                           Purchases        Sales
-----------                                        --------------  ------------
500 Index Fund B Series NAV                        $  110,678,674  $ 23,755,571
500 Index Series I                                     14,271,826    48,576,072
500 Index Series II                                     7,818,379    28,850,665
Active Bond Series I                                   16,053,432    29,431,886
Active Bond Series II                                 123,125,705    98,641,774
Alger American Balanced                                   129,848    29,175,160
Alger American Leveraged All Cap                          814,651    12,705,174
All Cap Core Series I                                   5,913,263    47,435,318
All Cap Core Series II                                 13,032,971     6,567,877
All Cap Growth Series I                                 3,121,922    58,952,666
All Cap Growth Series II                                2,915,481     6,904,697
All Cap Value Series I                                 24,449,685    18,247,837
All Cap Value Series II                                21,628,686    18,055,961
American Asset Allocation Series II                   502,341,785    13,172,260
American Asset High-Income Bond Series II              48,931,258     2,945,886
American Blue-Chip Income & Growth Series II           41,163,492    52,010,127
American Bond Series II                               463,539,207    50,861,554
American Century - Small Company Series II              1,077,556     3,720,252
American Fundamental Holdings Series II                54,359,906       531,717
American Global Diversification Series II             105,236,926       597,562
American Global Growth Series II                      223,144,626     9,200,098
American Global Small Capitalization Series II         93,684,490     8,805,760
American Growth Series II                             415,975,777   190,321,372
American Growth-Income Series II                      337,051,600   121,500,780
American International Series II                      278,604,208   152,529,655
American New World Series II                           84,279,805     8,527,057
Basic Value Focus                                       3,260,119     8,854,433
Blue Chip Growth Series I                              19,964,432   155,319,512
Blue Chip Growth Series II                             24,855,851    41,244,601
Bond Index Trust A Series II                              872,965       421,607
Capital Appreciation Series I                          10,535,098    66,992,205
Capital Appreciation Series II                          9,109,840    33,537,141
CGTC Overseas Equity Series II                          4,300,290     4,127,911
Credit Suisse Emerging Markets                            660,993    19,657,335
Credit Suisse Global Post Venture Capital                 159,498     3,887,819
Dreyfus IP Midcap Stock                                 4,637,046    40,847,486
Dreyfus Socially Responsible Growth                        64,879     2,133,316
Dynamic Growth Series I                                 8,305,045    30,088,380
Dynamic Growth Series II                                3,678,492    11,590,202
Emerging Growth Series II                               8,244,026     9,087,370
Emerging Small Company Series I                        25,378,041    31,877,543
Emerging Small Company Series II                       15,724,531    18,266,510
Equity-Income Series I                                105,977,879   166,924,824
Equity-Income Series II                                68,402,907    81,349,281
Financial Services Series I                            13,154,174    22,666,421
Financial Services Series II                           16,771,219    24,929,911
Founding Allocation Series II                       1,141,684,938    41,262,499
Fundamental Value Series I                             19,959,590    43,977,548
Fundamental Value Series II                           132,053,534    79,018,377

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                           Purchases        Sales
-----------                                        --------------  ------------
Global Allocation Series I                         $   19,567,403  $ 22,645,733
Global Allocation Series II                            82,682,492    31,028,855
Global Bond Series I                                   32,609,735    34,240,421
Global Bond Series II                                  70,468,551    44,830,259
Global Trust Series I                                  20,898,232    55,821,848
Global Trust Series II                                 47,269,062    21,798,091
Health Sciences Series I                               28,568,634    28,490,631
Health Sciences Series II                              28,876,809    27,223,774
High Income Series II                                  12,113,147    10,434,055
High Yield Series I                                    42,349,136    66,471,790
High Yield Series II                                   33,562,799    47,526,436
Income & Value Series I                                37,385,642    73,929,306
Income & Value Series II                               14,631,881    19,144,528
Independence Investment LLC Small Cap Series II         1,068,227       972,395
Index Allocation Series II                            227,705,038    22,392,318
International Core Series I                            26,288,943    36,233,721
International Core Series II                           31,206,289    21,596,964
International Equity Index B Series NAV                61,491,365    19,815,601
International Small Cap Series I                       72,714,418    59,976,445
International Small Cap Series II                      59,384,052    33,654,108
International Value Series I                           85,058,141   116,027,951
International Value Series II                         108,230,490    79,884,478
Invesco Utilities                                         645,590     8,431,244
Investment Quality Bond Series I                       24,179,735    36,816,616
Investment Quality Bond Series II                      44,104,587    25,364,913
John Hancock International Equity Index Series I        8,401,944    28,530,530
John Hancock International Equity Index Series II       7,786,462    19,429,426
John Hancock Strategic Income Series II                 5,064,826     8,186,934
Large Cap Value Series I                               15,828,703    33,758,987
Large Cap Value Series II                              10,822,390    24,578,840
Lifestyle Aggressive Series I                          64,864,306    96,924,323
Lifestyle Aggressive Series II                         77,752,338    91,621,575
Lifestyle Balanced Series I                           193,760,696   246,753,686
Lifestyle Balanced Series II                        2,358,182,109   219,667,902
Lifestyle Conservative Series I                       124,531,489   115,742,892
Lifestyle Conservative Series II                      388,911,537   173,061,132
Lifestyle Growth Series I                             193,014,056   284,276,524
Lifestyle Growth Series II                          3,658,495,107   316,838,025
Lifestyle Moderate Series I                            98,162,115   103,668,112
Lifestyle Moderate Series II                          618,299,183   139,878,962
LMFC Core Equity Series II                             12,809,000    16,884,808
Marisco International Opportunities Series II          79,097,658    38,837,001
Mid Cap Index Series I                                 16,665,858    25,933,817
Mid Cap Index Series II                                61,353,448    34,403,727
Mid Cap Intersection Series II                          2,495,098       296,301
Mid Cap Stock Series I                                100,173,349   101,087,400
Mid Cap Stock Series II                                81,381,350    51,805,327
Mid Cap Value Series I                                 60,610,456    64,747,126
Mid Cap Value Series II                                59,265,571    62,112,696

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases       Sales
-----------                                        ------------  ------------
ML Global Allocation                               $    136,826  $    526,136
Money Market B Series NAV                            77,492,228    34,345,702
Money Market Series I                               407,482,692   406,458,442
Money Market Series II                              702,065,227   573,352,804
Natural Resources Series II                         202,012,601   125,405,006
Pacific Rim Series I                                 24,691,378    28,104,576
Pacific Rim Series II                                30,613,632    22,749,540
PIM Classic Value Series II                          13,866,527    21,681,831
PIMCO VIT All Asset Series II                         6,858,234    19,491,430
Quantitative All Cap Series II                      177,226,491    43,671,256
Quantitative Mid Cap Series I                         2,097,208     4,005,753
Quantitative Mid Cap Series II                       28,009,831     9,272,446
Quantitative Value Series II                         31,192,691     8,971,216
Real Estate Securities Series I                      97,215,613    79,161,544
Real Estate Securities Series II                    120,921,626    73,912,553
Real Return Bond Series II                           24,058,465    36,105,358
Science & Technology Series I                        17,110,878    76,641,722
Science & Technology Series II                       26,823,991    27,446,638
Scudder Blue Chip -- B                                4,467,547    31,965,254
Scudder Bond -- B                                       441,415     1,021,292
Scudder Capital Growth -- B                           1,051,137    85,955,677
Scudder Conservative Allocation -- B                  2,624,128    34,345,012
Scudder Contrarian Value -- B                         1,739,504    29,174,967
Scudder Davis Venture Value -- B                      1,359,302    51,753,563
Scudder Dreman High Return Equity -- B                4,073,215   144,086,071
Scudder Dreman Small Cap Value -- B                   8,940,315    62,512,547
Scudder Equity Index 500 -- B                         2,965,154    12,721,762
Scudder Fixed Income -- B                             5,085,862    16,236,349
Scudder Global Blue Chip -- B                         4,447,552    18,210,329
Scudder Global Discovery -- B                         3,379,565    24,479,581
Scudder Government Securities -- B                    1,669,150    25,701,600
Scudder Growth & Income -- B                          2,007,623    30,898,970
Scudder Growth Allocation -- B                       15,300,507   155,518,885
Scudder Health Sciences Series II                       931,018    14,384,210
Scudder High Income -- B                              4,350,851    40,368,814
Scudder International -- B                            1,344,828    38,368,404
Scudder International Select Equity -- B              5,652,074    40,138,461
Scudder Janus Growth & Income -- B                      532,783    25,749,650
Scudder Mid Cap Growth -- B                             698,808     5,436,698
Scudder Moderate Allocation -- B                      9,690,358   127,247,288
Scudder Money Market -- B                            14,259,497    46,061,986
Scudder Real Estate -- B                              3,417,860    22,148,184
Scudder Small Cap Growth -- B                           328,064    28,756,536
Scudder Strategic Income -- B                         1,843,068    14,600,449
Scudder Technology Growth -- B                          414,448    10,167,079
Scudder Total Return -- B                               780,266    21,391,612
Scudder Turner Mid Cap Growth -- B                    1,694,026    20,585,692
Small Cap Index Series I                              7,297,024    12,707,710
Small Cap Index Series II                            97,729,809    30,015,152
Small Cap Opportunities Series I                      9,555,727    28,959,060

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases       Sales
-----------                                        ------------  ------------
Small Cap Opportunities Series II                  $  9,263,376  $ 20,791,264
Small Cap Value Focus                                 2,227,977     3,987,490
Small Company Value Series I                         33,339,675    68,609,601
Small Company Value Series II                        34,113,161    57,178,874
Special Value Series II                               2,483,179     6,697,058
Strategic Bond Series I                              28,183,653    35,548,074
Strategic Bond Series II                             22,744,329    26,016,625
Strategic Opportunities Series I                      3,224,744   328,289,164
Strategic Opportunities Series II                       385,268    24,718,640
T Rowe Price Mid Value Series II                     11,138,274     8,455,409
Total Return Series I                                44,020,866    77,164,876
Total Return Series II                               43,375,526    55,659,183
Total Stock Market Index Series I                     4,057,103     9,443,277
Total Stock Market Index Series II                   64,823,153    20,727,999
U.S. Core Series I                                   73,322,778   193,546,186
U.S. Core Series II                                   9,254,381    20,400,279
U.S. Global Leaders Growth Series I                   1,859,011     8,905,836
U.S. Global Leaders Growth Series II                  1,109,253     7,497,581
U.S. Government Securities Series I                  31,406,104    40,875,020
U.S. Government Securities Series II                 28,033,688    28,759,550
U.S. High Yield Series II                             4,083,756     4,331,010
U.S. Large Cap Value Series I                         8,335,814    80,110,338
U.S. Large Cap Value Series II                        7,363,590    30,108,706
UBS Large Cap Series I                              317,520,018    47,870,853
UBS Large Cap Series II                              25,188,087     5,781,997
Utilities Series I                                   37,451,205    33,562,298
Utilities Series II                                  36,808,386    28,555,611
Value Series I                                       64,514,486    53,806,673
Value Series II                                      35,117,765    26,623,277
Wellington Small Cap Growth Series II                32,601,058    20,852,001
Wellington Small Cap Value Series II                 52,665,454    37,936,390
Wells Capital Core Bond Series II                     4,463,561     2,311,814

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                              --------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
500 Index Fund B Series NAV             2007    6,936   $12.25 to $12.20 $    84,872 2.05% to 1.40%     1.25%    (2.01)% to (2.43)%
500 Index Series I                      2007    8,813     14.47 to 13.19     109,739   1.90 to .45      2.20         4.43 to 2.92
                                        2006   11,610     14.21 to 11.66     139,913   1.90 to .45      0.98       14.74 to 13.09
                                        2005   14,907     12.54 to 10.29     158,071   1.90 to .45      1.61         3.82 to 2.33
                                        2004   18,323     12.23 to 10.03     189,375   1.90 to .45      0.92         9.76 to 8.18
                                        2003   20,234      11.29 to 9.25     192,606   1.90 to .45      0.90       27.43 to 25.60
500 Index Series II                     2007    4,687     18.94 to 17.75      76,993   2.05 to .45      1.92         4.25 to 2.59
                                        2006    5,989     18.53 to 15.21      95,202   2.05 to .45      0.82       14.54 to 12.73
                                        2005    7,895     16.42 to 13.44     110,890   2.05 to .45      1.41         3.65 to 2.01
                                        2004    9,261     16.08 to 13.12     126,997   2.05 to .45      0.67         9.50 to 7.76
                                        2003    8,139     14.91 to 12.13     103,376   2.05 to .45      1.32       27.19 to 19.17
Active Bond Series I                    2007    7,222     13.63 to 13.11      95,921   1.90 to .45      8.52         3.58 to 2.08
                                        2006    8,812     13.16 to 12.85     114,129   1.90 to .45      2.87         3.95 to 2.46
                                        2005   11,076     12.66 to 12.54     139,269   1.90 to .45      0.00         1.29 to 0.31
Active Bond Series II                   2007   37,399     13.56 to 12.99     491,157   2.05 to .45      7.95         3.31 to 1.66
                                        2006   38,059     13.12 to 12.78     489,521   2.05 to .45      2.62         3.74 to 2.10
                                        2005   39,503     12.65 to 12.51     495,632   2.05 to .45      0.00         1.18 to 0.10
Alger American Balanced                 2007       --     17.83 to 16.12          --  2.05 to 1.40      0.00         5.30 to 5.06
                                        2006    1,636     16.94 to 15.34      27,525  2.05 to 1.40      1.22         3.01 to 2.35
                                        2005    1,913     16.44 to 14.99      31,267  2.05 to 1.40      1.44         6.65 to 5.96
                                        2004    2,149     15.41 to 14.14      32,991  2.05 to 1.40      1.41         2.82 to 2.15
                                        2003    1,661     14.99 to 13.85      24,827  2.05 to 1.40      1.79       17.08 to 10.77
Alger American Leveraged All Cap        2007       --     26.37 to 22.61          --  2.05 to 1.40      0.00       12.20 to 11.95
                                        2006      452     23.50 to 20.19      10,548  2.05 to 1.40      0.00       17.31 to 16.55
                                        2005      476     20.03 to 17.33       9,463  2.05 to 1.40      0.00       12.57 to 11.84
                                        2004      511     17.80 to 15.49       9,040  2.05 to 1.40      0.00         6.40 to 5.71
                                        2003      351     16.72 to 14.65       5,847  2.05 to 1.40      0.00       32.31 to 17.24
All Cap Core Series I                   2007    5,691     15.34 to 15.01     105,085   1.90 to .45      1.40         2.20 to 0.72
                                        2006    7,796      20.83 to 9.21     143,933   1.90 to .45      0.72       14.23 to 12.59
                                        2005   10,039      18.41 to 8.17     163,206   1.90 to .45      0.79         8.59 to 7.03
                                        2004   12,446      17.11 to 7.62     188,029   1.90 to .45      0.46       15.81 to 14.13
                                        2003   15,007      14.92 to 6.67     197,675   1.90 to .45      0.00       30.95 to 29.07
All Cap Core Series II                  2007      876     20.79 to 20.17      16,332   2.05 to .45      0.75         1.95 to 0.32
                                        2006      546     20.80 to 16.71      10,072   2.05 to .45      0.58       14.03 to 12.23
                                        2005      621     18.52 to 14.83      10,075   2.05 to .45      0.67         8.40 to 6.69
                                        2004      804     17.34 to 13.84      12,196   2.05 to .45      0.30       15.53 to 13.70
                                        2003      737     15.23 to 12.13       9,713   2.05 to .45      0.00       30.67 to 21.79

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
All Cap Growth Series I                 2007    8,855   $17.67 to $14.07 $   171,682  1.90% to .45%     0.04%        11.55% to 9.94%
                                        2006   11,560      20.21 to 8.59     205,159   1.90 to .45      0.00           6.10 to 4.57
                                        2005   14,210      19.23 to 8.20     240,460   1.90 to .45      0.00           8.50 to 6.95
                                        2004   18,298      17.89 to 7.65     288,179   1.90 to .45      0.00           6.04 to 4.51
                                        2003   22,058      17.03 to 7.31     331,738   1.90 to .45      0.00         28.66 to 26.81
All Cap Growth Series II                2007    1,505     18.96 to 17.51      24,474   2.05 to .45      0.00          11.32 to 9.55
                                        2006    1,743     17.37 to 14.04      25,736   2.05 to .45      0.00           5.84 to 4.17
                                        2005    2,059     16.66 to 13.42      29,032   2.05 to .45      0.00           8.28 to 6.57
                                        2004    2,590     15.62 to 12.54      34,155   2.05 to .45      0.00           5.85 to 4.17
                                        2003    2,359     14.98 to 11.99      29,734   2.05 to .45      0.00         28.42 to 19.75
All Cap Value Series I                  2007    2,757     18.45 to 16.87      47,390   1.90 to .45      1.69           7.84 to 6.28
                                        2006    3,603     17.11 to 15.85      58,058   1.90 to .45      0.99         13.20 to 11.58
                                        2005    4,262     15.12 to 14.19      61,297   1.90 to .45      0.55           5.24 to 3.73
                                        2004    4,917     14.36 to 13.67      67,924   1.90 to .45      0.32         15.43 to 13.77
                                        2003    4,535     12.44 to 12.00      54,843   1.90 to .45      0.06         37.74 to 35.76
All Cap Value Series II                 2007    2,483     20.97 to 19.69      45,032   2.05 to .45      1.34           7.55 to 5.84
                                        2006    3,376     19.89 to 15.89      57,471   2.05 to .45      0.80         13.02 to 11.23
                                        2005    3,771     17.86 to 14.23      57,393   2.05 to .45      0.12           4.94 to 3.28
                                        2004    4,126     17.28 to 13.73      60,281   2.05 to .45      0.20         15.27 to 13.44
                                        2003    2,647     15.22 to 12.05      34,138   2.05 to .45      0.12         37.55 to 21.66
American Asset Allocation Series II     2007   37,749     12.60 to 12.47     472,822   2.05 to .45      3.79          0.81 to (0.26)
American Asset High-Income Bond Series
   II                                   2007    3,619     12.05 to 11.92      43,281   2.05 to .45     13.20        (3.62) to (4.65)
American Blue-Chip Income & Growth
   Series II                            2007    7,008     20.86 to 19.36     138,675   2.05 to .45      2.05          1.02 to (0.59)
                                        2006    8,938     20.65 to 19.48     177,061   2.05 to .45      0.43         16.27 to 14.43
                                        2005    9,653     17.76 to 17.02     166,288   2.05 to .45      0.04           6.19 to 4.51
                                        2004    9,918     16.72 to 16.29     162,747   2.05 to .45      0.00           8.64 to 6.91
                                        2003    5,502     15.39 to 15.23      84,057   2.05 to .45      0.00         23.16 to 21.73
American Bond Series II                 2007   66,523     13.52 to 13.01     875,494   2.05 to .45      4.45           2.30 to 0.66
                                        2006   36,600     13.22 to 12.92     475,934   2.05 to .45      0.00           6.01 to 4.33
                                        2005   10,103     12.47 to 12.38     125,328   2.05 to .45      0.00        (0.27) to (0.92)
American Century - Small Company
   Series II                            2007      286     15.59 to 14.70       4,287   2.05 to .45      0.00        (7.14) to (8.62)
                                        2006      488     16.79 to 16.09       7,959   2.05 to .45      0.00           4.94 to 3.28
                                        2005    1,645     16.00 to 15.58      25,860   2.05 to .45      0.00           5.52 to 3.85
                                        2004      451     15.16 to 15.00       6,788   2.05 to .45      0.00         21.32 to 20.04
American Fundamental Holdings
   Series II                            2007    4,219     12.58 to 12.55      53,003   2.05 to .45      2.84           0.65 to 0.43
American Global Diversification
   Series II                            2007    8,251     12.58 to 12.55     103,611   2.05 to .45      2.96           0.61 to 0.39
American Global Growth Series II        2007   16,199     13.31 to 13.17     214,070   2.05 to .45      3.30           6.51 to 1.66
American Global Small Capitalization
   Series II                            2007    6,051     13.59 to 13.44      81,611   2.05 to .45      2.66           8.71 to 7.55

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
American Growth Series II               2007   71,979   $23.91 to $22.20 $ 1,544,152  2.05% to .45%     0.97%       11.23% to 9.45%
                                        2006   65,701     21.50 to 12.85   1,324,518   2.05 to .45      0.17          9.15 to 2.77
                                        2005   53,643     19.70 to 18.88   1,024,545   2.05 to .45      0.00        15.07 to 13.25
                                        2004   39,162     17.12 to 16.67     657,625   2.05 to .45      0.00         11.41 to 9.64
                                        2003   16,805     15.36 to 15.20     256,281   2.05 to .45      0.00        22.92 to 21.63
American Growth-Income Series II        2007   66,656     21.06 to 19.55   1,269,653   2.05 to .45      2.82          4.00 to 2.35
                                        2006   57,500     20.25 to 13.50   1,094,820   2.05 to .45      0.92         14.10 to 8.01
                                        2005   45,371     17.74 to 17.01     780,505   2.05 to .45      0.35          4.81 to 3.16
                                        2004   31,223     16.93 to 16.49     518,556   2.05 to .45      0.22          9.34 to 7.60
                                        2003   11,246     15.48 to 15.32     172,841   2.05 to .45      0.00        23.87 to 22.15
American International Series II        2007   36,873     33.08 to 30.71   1,049,619   2.05 to .45      2.13        18.87 to 16.97
                                        2006   33,554     27.83 to 13.23     856,032   2.05 to .45      0.72         17.79 to 5.84
                                        2005   24,693     23.63 to 22.64     565,653   2.05 to .45      0.51        20.33 to 18.42
                                        2004   14,790     19.64 to 19.12     284,896   2.05 to .45      0.29        18.21 to 16.33
                                        2003    3,752     16.61 to 16.44      61,859   2.05 to .45      0.00        32.89 to 30.62
American New World Series II            2007    5,282     15.02 to 14.86      78,752   2.05 to .45      4.11         20.18 to 3.01
Basic Value Focus                       2007      771     32.71 to 17.02      20,420  1.90 to 1.40      1.15         0.22 to (0.28)
                                        2006    1,058     32.64 to 16.86      28,247  1.90 to 1.40      1.32        19.98 to 19.38
                                        2005    1,355     27.21 to 14.11      30,549  1.90 to 0.45      1.13          1.36 to 0.85
                                        2004    1,658     26.84 to 13.97      36,880  1.90 to 1.40      0.93          9.39 to 8.84
                                        2003    1,882     24.54 to 12.82      38,154  1.90 to 1.40      0.96        31.20 to 30.55
Blue Chip Growth Series I               2007   21,089     18.58 to 15.07     478,935   1.90 to .45      0.72        12.24 to 10.61
                                        2006   26,907     24.22 to 10.96     554,434   1.90 to .45      0.21          9.09 to 5.59
                                        2005   33,551     22.46 to 10.18     642,723   1.90 to .45      0.42          5.12 to 3.62
                                        2004   41,137      21.63 to 9.81     759,232   1.90 to .45      0.12          8.54 to 6.98
                                        2003   48,831      20.17 to 9.15     840,948   1.90 to .45      0.04        28.59 to 26.74
Blue Chip Growth Series II              2007    9,256     19.11 to 18.31     155,552   2.05 to .45      0.39        12.00 to 10.22
                                        2006   10,160     17.40 to 13.18     154,585   2.05 to .45      0.03          8.82 to 5.44
                                        2005   11,287     16.23 to 13.41     159,767   2.05 to .45      0.00          4.89 to 3.23
                                        2004   10,152     15.71 to 12.94     138,678   2.05 to .45      0.06          8.34 to 6.62
                                        2003    7,296     14.72 to 12.09      93,168   2.05 to .45      0.19        28.44 to 17.65
Bond Index Trust A Series II            2007       35     12.97 to 12.91         459  2.05 to 1.40      2.75          3.74 to 3.29
Capital Appreciation Series I           2007   17,486     13.52 to 11.07     182,898   1.90 to .45      0.27         11.11 to 9.50
                                        2006   22,981      12.66 to 9.20     218,602   1.90 to .45      0.00          1.80 to 0.34
                                        2005    4,458      12.41 to 9.15      42,848   1.90 to .45      0.00        13.48 to 11.86
                                        2004    4,728      11.08 to 8.17      40,612   1.90 to .45      0.00          8.84 to 7.27
                                        2003    5,308      10.30 to 7.61      42,404   1.90 to .45      0.00        28.89 to 27.04
Capital Appreciation Series II          2007    5,414     19.31 to 17.18      85,349   2.05 to .45      0.08         10.86 to 9.09
                                        2006    6,969     17.77 to 12.63     100,281   2.05 to .45      0.00          1.61 to 0.00
                                        2005    3,050     17.75 to 13.37      43,563   2.05 to .45      0.00        13.19 to 11.40
                                        2004    2,967     15.92 to 11.95      38,036   2.05 to .45      0.00          8.74 to 7.01
                                        2003    2,923     14.86 to 11.12      34,922   2.05 to .45      0.00        28.77 to 18.81

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
CGTC Overseas Equity Series II          2007      348   $20.30 to $19.45 $     6,853  2.05% to .45%     1.93%       11.70% to 9.92%
                                        2006      382     18.17 to 17.69       6,821   2.05 to .45      0.44        19.10 to 17.22
                                        2005      288     15.36 to 15.09       4,363   2.05 to .45      0.00        22.04 to 20.76
Credit Suisse Emerging Markets          2007       --     40.35 to 37.26          --  2.05 to 1.40      0.00          5.67 to 5.44
                                        2006      475     38.19 to 35.34      17,978  2.05 to 1.40      0.55        30.68 to 29.83
                                        2005      522     29.22 to 27.22      15,142  2.05 to 1.40      0.74        26.16 to 25.35
                                        2004      453     23.16 to 21.71      10,438  2.05 to 1.40      0.33        23.19 to 22.39
                                        2003      281     18.80 to 17.74       5,264  2.05 to 1.40      0.00        42.11 to 40.19
Credit Suisse Global Post Venture
   Capital                              2007       --     31.45 to 26.83          --  2.05 to 1.40      0.00          7.06 to 6.82
                                        2006      119     29.37 to 25.12       3,471  2.05 to 1.40      0.00        11.63 to 10.91
                                        2005      142     26.31 to 22.64       3,716  2.05 to 1.40      0.00        14.53 to 13.79
                                        2004       97     22.97 to 19.90       2,214  2.05 to 1.40      0.00        16.35 to 15.59
                                        2003       61     19.75 to 17.22       1,194  2.05 to 1.40      0.00        45.61 to 37.72
Dreyfus IP Midcap Stock                 2007       --     25.17 to 21.12          --  2.05 to 1.40      0.30          9.13 to 8.89
                                        2006    1,624     23.07 to 19.40      37,123  2.05 to 1.40      0.19          6.18 to 5.50
                                        2005    1,879     21.72 to 18.39      40,476  2.05 to 1.40      0.00          7.43 to 6.73
                                        2004    1,876     20.22 to 17.23      37,675  2.05 to 1.40      0.21        12.64 to 11.91
                                        2003    1,298     17.95 to 15.39      23,165  2.05 to 1.40      0.35        29.65 to 23.15
Dreyfus Socially Responsible Growth     2007       --     20.67 to 17.39          --  2.05 to 1.40      0.28          5.81 to 5.58
                                        2006      101     19.53 to 16.47       1,951  2.05 to 1.40      0.00          7.45 to 6.75
                                        2005      118     18.18 to 15.43       2,124  2.05 to 1.40      0.00          1.92 to 1.26
                                        2004      125     17.84 to 15.24       2,210  2.05 to 1.40      0.16          4.46 to 3.78
                                        2003      108     17.07 to 14.68       1,829  2.05 to 1.40      0.00        24.01 to 17.45
Dynamic Growth Series I                 2007   10,219      13.30 to 6.39      65,540   1.90 to .45      0.00          8.78 to 7.20
                                        2006   13,497      12.54 to 5.42      80,189   1.90 to .45      0.00         10.53 to 8.94
                                        2005   17,531      11.49 to 4.96      95,384   1.90 to .45      0.00        11.89 to 10.29
                                        2004   20,131      10.40 to 4.49      99,318   1.90 to .45      0.00          9.50 to 7.92
                                        2003   24,253       9.61 to 4.15     110,270   1.90 to .45      0.00        28.45 to 26.61
Dynamic Growth Series II                2007    1,447     21.29 to 19.16      25,788   2.05 to .45      0.00          8.69 to 6.95
                                        2006    1,869     19.98 to 15.80      30,934   2.05 to .45      0.00         10.23 to 8.48
                                        2005    2,631     18.40 to 14.50      40,096   2.05 to .45      0.00         11.51 to 9.74
                                        2004    2,713     16.75 to 13.16      37,343   2.05 to .45      0.00          9.53 to 7.78
                                        2003    3,026     15.52 to 12.16      38,545   2.05 to .45      0.00        28.54 to 24.11
Emerging Growth Series II               2007      407     21.16 to 19.64       8,174   2.05 to .45      0.00          3.27 to 1.62
                                        2006      574     20.49 to 19.33      11,308   2.05 to .45      0.00         10.88 to 9.13
                                        2005      474     18.48 to 17.71       8,502   2.05 to .45      0.00          6.90 to 5.21
                                        2004      473     17.29 to 16.84       8,037   2.05 to .45      0.00          6.16 to 4.47
                                        2003      232     16.29 to 16.12       3,758   2.05 to .45      0.00        30.29 to 28.93
Emerging Small Company Series I         2007    4,312     17.86 to 13.85      78,404   1.90 to .45      0.00          7.56 to 6.00
                                        2006    5,675      19.70 to 9.08      98,496   1.90 to .45      0.00          1.95 to 0.48
                                        2005    7,372      19.51 to 9.03     125,171   1.90 to .45      0.00          4.57 to 3.07
                                        2004    9,204      18.84 to 8.74     151,794   1.90 to .45      0.00         11.02 to 9.42
                                        2003   11,131      17.13 to 7.98     166,790   1.90 to .45      0.00        39.10 to 37.10

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Emerging Small Company Series II        2007    2,456   $19.14 to $16.87 $    38,606   2.05% to .45%    0.00%        7.35% to 5.64%
                                        2006    3,257     18.18 to 14.11      47,965    2.05 to .45     0.00          1.72 to 0.11
                                        2005    4,485     18.14 to 14.04      65,843    2.05 to .45     0.00          4.39 to 2.73
                                        2004    4,677     17.64 to 13.61      66,353    2.05 to .45     0.00         10.81 to 9.05
                                        2003    4,424     16.16 to 12.43      57,408    2.05 to .45     0.00        38.85 to 29.21
Equity-Income Series I                  2007   17,778     22.47 to 17.31     540,216    1.90 to .45     2.81          2.88 to 1.39
                                        2006   22,179     36.09 to 13.77     662,231    1.90 to .45     1.55        18.49 to 10.17
                                        2005   26,812     30.74 to 14.61     685,525    1.90 to .45     1.30          3.46 to 1.97
                                        2004   30,961     30.00 to 14.33     775,420    1.90 to .45     1.29        14.29 to 12.64
                                        2003   34,642     26.50 to 12.72     772,001    1.90 to .45     1.52        25.01 to 23.21
Equity-Income Series II                 2007   13,765     20.10 to 18.74     241,867    2.05 to .45     2.48          2.70 to 1.06
                                        2006   16,212     19.96 to 13.75     282,032    2.05 to .45     1.36        18.23 to 10.03
                                        2005   18,135     17.14 to 14.64     270,442    2.05 to .45     0.93          3.26 to 1.62
                                        2004   17,406     16.85 to 14.38     254,336    2.05 to .45     0.89        14.09 to 12.28
                                        2003   13,005     14.99 to 12.79     168,285    2.05 to .45     1.96        24.84 to 19.83
Financial Services Series I             2007    1,792     17.21 to 16.06      28,749    1.90 to .45     1.20       (7.24) to (8.58)
                                        2006    2,583     18.56 to 14.42      45,180    1.90 to .45     0.36        22.57 to 15.39
                                        2005    2,635     15.14 to 14.21      37,996    1.90 to .45     0.39          9.28 to 7.72
                                        2004    3,009     13.85 to 13.18      40,133    1.90 to .45     0.36          9.88 to 8.30
                                        2003    3,424     12.61 to 12.16      42,023    1.90 to .45     0.18        32.98 to 31.07
Financial Services Series II            2007    2,222     19.86 to 18.55      38,360    2.05 to .45     0.87       (7.35) to (8.83)
                                        2006    2,934     21.86 to 14.40      55,701    2.05 to .45     0.21        22.22 to 15.22
                                        2005    2,548     18.16 to 15.54      40,197    2.05 to .45     0.20          9.13 to 7.41
                                        2004    2,668     16.89 to 14.45      39,012    2.05 to .45     0.24          9.59 to 7.85
                                        2003    2,493     15.64 to 13.37      33,639    2.05 to .45     0.30        32.80 to 25.08
Founding Allocation Series II           2007   88,895     12.07 to 11.94   1,067,048    2.05 to .45     0.97       (3.45) to (4.47)
Fundamental Value Series I              2007    8,886     17.95 to 16.97     148,942    1.90 to .45     1.57          3.57 to 2.07
                                        2006   10,715     17.34 to 13.64     175,241    1.90 to .45     0.80         14.00 to 9.10
                                        2005   12,105     15.21 to 14.28     175,605    1.90 to .45     0.46          8.35 to 6.80
                                        2004   13,372     14.03 to 13.35     181,041    1.90 to .45     0.46         11.30 to 9.69
                                        2003   13,199     12.69 to 12.16     162,347    1.90 to .45     0.28        29.25 to 27.39
Fundamental Value Series II             2007   22,520     20.36 to 19.37     399,581    2.05 to .45     1.21          3.41 to 1.75
                                        2006   20,167     20.09 to 13.62     353,591    2.05 to .45     0.58         13.73 to 8.94
                                        2005   15,513     17.93 to 15.62     245,661    2.05 to .45     0.21          8.21 to 6.50
                                        2004   11,922     16.82 to 14.65     176,399    2.05 to .45     0.31         10.94 to 9.18
                                        2003    8,509     15.39 to 13.40     114,784    2.05 to .45     0.38        28.99 to 23.01
Global Allocation Series I              2007    4,328     14.49 to 14.04      56,387    1.90 to .45     6.21          4.66 to 3.14
                                        2006    5,264     14.20 to 12.39      66,274    1.90 to .45     1.04         12.99 to 6.53
                                        2005    5,523     12.73 to 11.10      62,159    1.90 to .45     0.96          5.73 to 4.21
                                        2004    5,658     12.19 to 10.62      60,918    1.90 to .45     1.02        12.22 to 10.60
                                        2003    5,563      11.00 to 9.58      53,961    1.90 to .45     0.49        25.86 to 24.05

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Global Allocation Series II             2007   12,998  $19.35 to $17.90  $   208,609  2.05% to .45%     6.27%         4.40% to 2.73%
                                        2006   11,570    18.90 to 13.30      181,781   2.05 to .45      0.77          12.77 to 6.39
                                        2005    7,328    17.01 to 13.74      105,078   2.05 to .45      0.71           5.46 to 3.79
                                        2004    3,418    16.38 to 13.18       47,201   2.05 to .45      0.58         12.02 to 10.24
                                        2003    1,379    14.84 to 11.91       17,238   2.05 to .45      0.66         25.90 to 18.64
Global Bond Series I                    2007    3,988    19.61 to 18.61       97,298   1.90 to .45      7.40           9.14 to 7.56
                                        2006    4,255    27.35 to 12.69       97,361   1.90 to .45      0.00           4.80 to 1.56
                                        2005    5,053    26.35 to 16.54      112,958   1.90 to .45      4.81        (6.96) to (8.30)
                                        2004    5,762    28.59 to 18.02      140,271   1.90 to .45      3.93           9.75 to 8.16
                                        2003    6,594    26.30 to 16.64      148,104   1.90 to .45      3.57         14.88 to 13.22
Global Bond Series II                   2007   12,099    19.15 to 14.58      212,896   2.05 to .45      7.11           8.85 to 7.29
                                        2006   11,018    17.60 to 12.67      182,700   2.05 to .45      0.00           4.60 to 1.36
                                        2005    8,123    16.83 to 13.23      132,346   2.05 to .45      4.05        (7.07) to (8.54)
                                        2004    5,635    18.33 to 14.46      100,044   2.05 to .45      2.53           9.57 to 7.83
                                        2003    3,612    16.93 to 13.41       59,182   2.05 to .45      4.47          14.65 to 7.29
Global Trust Series I                   2007    7,318    18.12 to 16.18      212,666   1.90 to .45      2.29          0.88 to (0.58)
                                        2006    8,922    33.14 to 15.13      260,712   1.90 to .45      1.35         19.78 to 18.06
                                        2005   10,732    27.93 to 12.80      264,521   1.90 to .45      1.27          10.22 to 8.64
                                        2004   12,558    25.58 to 11.77      284,712   1.90 to .45      1.76         14.24 to 12.59
                                        2003   14,733    22.61 to 10.45      297,329   1.90 to .45      0.94         26.89 to 25.06
Global Trust Series II                  2007    3,028    21.32 to 19.88       56,610   2.05 to .45      1.24          0.64 to (0.97)
                                        2006    1,911    21.61 to 18.43       35,849   2.05 to .45      1.20         19.56 to 17.66
                                        2005    2,039    18.35 to 15.60       32,214   2.05 to .45      1.07          10.00 to 8.26
                                        2004    1,761    16.93 to 14.35       25,596   2.05 to .45      1.27         14.02 to 12.21
                                        2003    1,441    15.07 to 12.74       18,591   2.05 to .45      1.29         26.66 to 20.52
Health Sciences Series I                2007    3,480    21.57 to 19.31       69,811   1.90 to .45      0.00         17.14 to 15.45
                                        2006    4,163    18.41 to 13.39       72,020   1.90 to .45      0.00           7.89 to 6.34
                                        2005    4,903    17.07 to 15.73       79,469   1.90 to .45      0.00         12.14 to 10.53
                                        2004    5,488    15.22 to 14.23       80,167   1.90 to .45      0.00         14.79 to 13.13
                                        2003    5,751    13.26 to 12.58       73,964   1.90 to .45      0.00         35.61 to 33.66
Health Sciences Series II               2007    3,394    23.36 to 22.69       71,855   2.05 to .45      0.00         16.91 to 15.05
                                        2006    3,954    19.98 to 13.38       72,848   2.05 to .45      0.00           7.68 to 5.98
                                        2005    4,467    18.66 to 15.95       77,355   2.05 to .45      0.00         11.92 to 10.15
                                        2004    4,517    16.93 to 14.42       70,754   2.05 to .45      0.00         14.53 to 12.70
                                        2003    3,617    15.00 to 12.75       50,184   2.05 to .45      0.00         35.30 to 19.94
High Income Series II                   2007       93    11.61 to 11.49        1,071   2.05 to .45      1.46        (7.12) to (8.11)
High Yield Series I                     2007    4,963    16.29 to 16.00       81,825   1.90 to .45     12.30          1.18 to (0.29)
                                        2006    7,027    17.23 to 13.27      116,074   1.90 to .45      6.60           9.87 to 6.18
                                        2005    8,853    15.83 to 13.31      134,654   1.90 to .45      5.33           3.23 to 1.75
                                        2004   12,535    15.48 to 13.07      186,476   1.90 to .45      5.11          10.56 to 8.97
                                        2003   16,032    14.14 to 11.97      217,897   1.90 to .45      5.25         23.89 to 22.11

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
High Yield Series II                    2007    3,942  $18.37 to $16.21  $    66,768  2.05% to .45%    11.87%       0.90% to (0.71)%
                                        2006    5,215    18.21 to 13.26       88,817   2.05 to .45      6.47          9.74 to 6.05
                                        2005    6,168    16.59 to 15.11       96,925   2.05 to .45      4.29          3.09 to 1.46
                                        2004    7,789    16.09 to 14.90      120,087   2.05 to .45      3.83         10.35 to 8.59
                                        2003    6,901    14.58 to 13.72       97,677   2.05 to .45      5.55         23.64 to 9.74
Income & Value Series I                 2007   10,865    19.15 to 14.50      267,191   1.90 to .45      3.92         0.65 to (0.80)
                                        2006   13,422    27.95 to 13.00      330,323   1.90 to .45      2.06          8.18 to 4.00
                                        2005   16,723    26.08 to 13.47      384,468   1.90 to .45      1.74          4.75 to 3.25
                                        2004   21,495    25.14 to 13.03      474,087   1.90 to .45      1.28          7.16 to 5.61
                                        2003   20,994    23.68 to 12.33      443,553   1.90 to .45      1.98        25.92 to 24.11
Income & Value Series II                2007    5,130    16.64 to 16.38       78,943   2.05 to .45      3.64         0.45 to (1.15)
                                        2006    5,880    16.64 to 12.98       91,332   2.05 to .45      1.85          7.93 to 3.86
                                        2005    6,788    15.65 to 14.18       98,864   2.05 to .45      1.58          4.51 to 2.86
                                        2004    8,251    15.20 to 13.73      116,251   2.05 to .45      0.90          6.93 to 5.23
                                        2003    5,631    14.43 to 13.00       75,171   2.05 to .45      2.22        25.72 to 15.33
Independence Investment LLC Small Cap
   Series II                            2007       81    15.22 to 14.58        1,194   2.05 to .45      0.00       (0.16) to (1.76)
                                        2006       87    15.25 to 14.85        1,298   2.05 to .45      0.00          6.93 to 5.24
                                        2005       43    14.36 to 14.11          613   2.05 to .45      0.00        14.06 to 12.86
Index Allocation Series II              2007   21,010    14.46 to 14.03      295,947   2.05 to .45      4.07          6.07 to 4.38
                                        2006    7,176    13.63 to 13.22       96,463   2.05 to .45      2.53          9.07 to 5.76
International Core Series I             2007    4,161    19.72 to 19.47       80,318   1.90 to .45      2.14         10.92 to 9.31
                                        2006    5,288    18.57 to 13.34       93,287   1.90 to .45      0.58         24.21 to 6.71
                                        2005    5,936    15.09 to 11.01       85,234   1.90 to .45      0.80        15.42 to 13.77
                                        2004    7,051     13.20 to 9.66       88,832   1.90 to .45      0.83        15.07 to 13.41
                                        2003    8,136     11.58 to 8.51       90,089   1.90 to .45      0.51        29.69 to 27.82
International Core Series II            2007    2,356    27.73 to 22.96       49,951   2.05 to .45      1.84         10.63 to 8.87
                                        2006    2,166    25.57 to 13.33       42,672   2.05 to .45      0.41         24.06 to 6.68
                                        2005    1,940    20.92 to 15.87       31,414   2.05 to .45      0.00        15.19 to 13.36
                                        2004    2,041    18.44 to 13.98       29,022   2.05 to .45      0.62        14.83 to 13.01
                                        2003    1,933    16.30 to 12.35       24,222   2.05 to .45      0.73        30.55 to 27.81
International Equity Index B Series
   NAV                                  2007    3,272    13.17 to 13.12       43,122  2.05 to 1.40      1.91          5.44 to 4.99
International Small Cap Series I        2007    4,226    25.40 to 25.21      111,985   1.90 to .45      2.70          9.64 to 8.05
                                        2006    5,090    26.22 to 13.60      125,839   1.90 to .45      1.15         27.15 to 8.82
                                        2005    5,693    20.82 to 10.89      112,015   1.90 to .45      0.93          9.61 to 8.04
                                        2004    6,714    19.17 to 10.06      122,001   1.90 to .45      0.12        20.52 to 18.78
                                        2003    7,269     16.06 to 8.46      111,031   1.90 to .45      0.00        54.25 to 52.03
International Small Cap Series II       2007    2,477    30.83 to 28.02       63,091   2.05 to .45      2.40          9.40 to 7.66
                                        2006    2,156    28.74 to 13.59       52,297   2.05 to .45      1.01         26.98 to 8.76
                                        2005    2,140    22.97 to 19.13       41,886   2.05 to .45      0.25          9.38 to 7.65
                                        2004    2,122    21.32 to 17.75       38,396   2.05 to .45      0.08        20.32 to 18.41
                                        2003    1,415    17.99 to 14.96       21,492   2.05 to .45      0.00        54.04 to 43.80

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
International Value Series I            2007   13,413   $24.65 to $24.22 $   295,227  1.90% to .45%     4.19%       9.03% to 7.45%
                                        2006   17,751     22.78 to 14.14     361,944   1.90 to .45      1.87       29.01 to 13.12
                                        2005   21,037     17.88 to 15.65     335,774   1.90 to .45      0.63        10.05 to 8.47
                                        2004   11,967     16.45 to 14.40     175,648   1.90 to .45      1.21       21.00 to 19.25
                                        2003   11,407     13.77 to 12.05     139,827   1.90 to .45      0.82       44.21 to 42.14
International Value Series II           2007    9,361     30.14 to 26.35     231,324   2.05 to .45      3.64         8.86 to 7.13
                                        2006    9,830     28.23 to 14.11     228,099   2.05 to .45      1.69       28.69 to 12.92
                                        2005   10,598     22.27 to 17.84     194,292   2.05 to .45      0.60         9.81 to 8.08
                                        2004    8,850     20.58 to 16.48     149,346   2.05 to .45      0.88       20.83 to 18.91
                                        2003    6,547     17.29 to 13.84      92,300   2.05 to .45      1.11       43.87 to 38.26
Invesco Utilities                       2007       --     31.72 to 28.09          --  2.05 to 1.40      0.00       14.62 to 14.36
                                        2006      247     27.68 to 24.57       6,763  2.05 to 1.40      3.32       23.72 to 22.92
                                        2005      291     22.37 to 19.98       6,449  2.05 to 1.40      2.53       15.22 to 14.47
                                        2004      239     19.42 to 17.46       4,608  2.05 to 1.40      2.37       21.84 to 21.04
                                        2003      201     15.94 to 14.42       3,187  2.05 to 1.40      2.40       15.84 to 15.26
Investment Quality Bond Series I        2007    5,274     20.29 to 15.56     120,393   1.90 to .45      8.94         5.73 to 4.20
                                        2006    6,261     30.98 to 13.03     136,834   1.90 to .45      6.21         4.34 to 1.62
                                        2005    7,772     30.30 to 14.70     167,181   1.90 to .45      5.80         1.80 to 0.34
                                        2004    9,594     30.02 to 14.65     204,558   1.90 to .45      6.19         4.34 to 2.83
                                        2003   12,231     29.01 to 14.24     253,171   1.90 to .45      5.33         6.84 to 5.30
Investment Quality Bond Series II       2007    8,639     16.47 to 13.69     130,926   2.05 to .45      8.68         5.44 to 3.76
                                        2006    7,917     15.62 to 13.00     115,907   2.05 to .45      5.20         4.16 to 1.27
                                        2005    5,017     15.18 to 13.03      73,033   2.05 to .45      4.65        1.57 to (0.04)
                                        2004    3,804     14.94 to 13.04      55,108   2.05 to .45      4.96         4.18 to 2.52
                                        2003    3,867     14.34 to 12.71      54,454   2.05 to .45      6.83         6.76 to 1.74
John Hancock International Equity
   Index Series I                       2007    1,307     24.60 to 23.33      30,978   1.90 to .45      3.65       14.90 to 13.24
                                        2006    2,339     21.41 to 20.60      48,747   1.90 to .45      0.83       24.92 to 23.13
                                        2005    1,670     17.14 to 16.73      28,128   1.90 to .45      0.89       16.09 to 14.42
                                        2004    1,580     14.76 to 14.62      23,155   1.90 to .45      0.49       18.09 to 16.96
John Hancock International Equity
   Index Series II                      2007    1,301     24.41 to 23.02      30,453   2.05 to .45      3.43       14.65 to 12.81
                                        2006    1,937     21.29 to 20.41      39,999   2.05 to .45      0.65       24.70 to 22.73
                                        2005    1,847     17.08 to 16.63      30,938   2.05 to .45      0.72       15.87 to 14.04
                                        2004    1,590     14.74 to 14.58      23,245   2.05 to .45      0.37       17.91 to 16.66
John Hancock Strategic Income
   Series II                            2007    1,038     14.97 to 14.11      14,897   2.05 to .45      1.82         5.06 to 3.38
                                        2006    1,264     14.25 to 13.65      17,467   2.05 to .45      2.95         3.40 to 1.77
                                        2005    1,096     13.78 to 13.42      14,810   2.05 to .45      4.44        1.54 to (0.07)
                                        2004      515     13.57 to 13.42       6,934   2.05 to .45      2.70         8.54 to 7.40
Large Cap Value Series I                2007    2,039     26.42 to 24.69      51,302   1.90 to .45      0.93         3.91 to 2.40
                                        2006    2,873     25.42 to 24.07      70,289    1.90 to.45      0.00         1.56 to 1.44

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Large Cap Value Series II               2007    1,608   $26.36 to $24.47 $    40,131  2.05% to .45%     0.61%        3.71% to 2.06%
                                        2006    2,246     25.42 to 23.98      54,673   2.05 to .45      0.30        15.24 to 13.41
                                        2005    3,950     22.06 to 21.14      84,616   2.05 to .45      0.00        14.75 to 12.93
                                        2004    1,866     19.22 to 18.72      35,228   2.05 to .45      0.80        20.99 to 19.06
                                        2003      357     15.89 to 15.72       5,628   2.05 to .45      0.00        27.11 to 25.54
Lifestyle Aggressive Series I           2007    9,206     18.33 to 18.19     175,525   1.90 to .45      9.29          8.06 to 6.50
                                        2006   12,038     18.82 to 13.07     214,082   1.90 to .45      7.68         14.94 to 4.58
                                        2005   11,604     16.53 to 12.90     181,451   1.90 to .45      1.89         10.14 to 8.56
                                        2004   11,723     15.15 to 11.86     168,004   1.90 to .45      0.71        15.54 to 13.87
                                        2003   10,288     13.24 to 10.40     128,411   1.90 to .45      0.40        34.31 to 32.38
Lifestyle Aggressive Series II          2007   14,689     23.50 to 21.30     285,280   2.05 to .45      9.17          7.92 to 6.20
                                        2006   16,596     22.21 to 12.99     309,161   2.05 to .45      7.66         14.67 to 3.93
                                        2005   16,739     19.66 to 16.33     277,178   2.05 to .45      1.85          9.98 to 8.24
                                        2004   16,230     18.15 to 15.06     247,351   2.05 to .45      0.55        15.54 to 13.70
                                        2003   10,009     15.94 to 13.23     133,575   2.05 to .45      0.35        34.31 to 27.47
Lifestyle Balanced Series I             2007   44,019     20.89 to 17.69     919,281   1.90 to .45      7.51          5.99 to 4.46
                                        2006   49,450     21.97 to 13.28     985,780   1.90 to .45      5.35         12.23 to 6.23
                                        2005   49,933     19.76 to 14.48     894,432   1.90 to .45      3.84          6.40 to 4.88
                                        2004   46,654     18.75 to 13.80     789,746   1.90 to .45      2.09        12.98 to 11.35
                                        2003   43,678     16.75 to 12.38     661,608   1.90 to .45      2.34        23.42 to 21.64
Lifestyle Balanced Series II            2007  485,069     20.05 to 19.37   8,669,581   2.05 to .45      7.41          5.78 to 4.10
                                        2006  381,237      18.96 to 0.00   6,683,427   2.05 to .45      4.88         12.00 to 5.60
                                        2005  257,276     16.92 to 15.98   4,150,374   2.05 to .45      3.23          6.33 to 4.64
                                        2004  125,541     16.16 to 15.21   1,929,170   2.05 to .45      1.16        12.90 to 11.10
                                        2003   48,854     14.53 to 13.63     674,021   2.05 to .45      2.37        23.42 to 16.13
Lifestyle Conservative Series I         2007    7,414     21.08 to 16.16     150,689   1.90 to .45      7.90          4.90 to 3.39
                                        2006    7,446     21.39 to 13.18     146,048   1.90 to .45      4.48          7.95 to 5.48
                                        2005    8,320     20.01 to 14.69     152,461   1.90 to .45      4.75          2.42 to 0.95
                                        2004    8,980     19.72 to 14.55     162,471   1.90 to .45      3.36          8.10 to 6.54
                                        2003    8,695     18.42 to 13.66     147,503   1.90 to .45      3.97         11.05 to 9.45
Lifestyle Conservative Series II        2007   40,759     17.39 to 15.49     653,822   2.05 to .45      7.84          4.70 to 3.03
                                        2006   29,039     16.61 to 13.11     454,533   2.05 to .45      4.40          7.64 to 4.85
                                        2005   24,907     15.43 to 14.19     368,418   2.05 to .45      4.40          2.35 to 0.73
                                        2004   17,301     15.08 to 14.09     253,059   2.05 to .45      2.12          8.02 to 6.30
                                        2003    9,758     13.96 to 13.26     133,686   2.05 to .45      4.20         11.05 to 6.05
Lifestyle Growth Series I               2007   38,655     19.75 to 17.82     781,228   1.90 to .45      7.68          7.04 to 5.49
                                        2006   46,044     20.82 to 13.15     879,620   1.90 to .45      5.87         12.99 to 5.17
                                        2005   45,702     18.61 to 13.68     779,580   1.90 to .45      2.72          8.18 to 6.62
                                        2004   43,023     17.36 to 12.81     683,979   1.90 to .45      1.33        14.07 to 12.43
                                        2003   40,469     15.37 to 11.37     570,550   1.90 to .45      1.18        28.97 to 27.11

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Lifestyle Growth Series II              2007  667,867  $20.56 to $21.12  $12,027,024  2.05% to .45%     7.35%        6.77% to 5.07%
                                        2006  501,635    20.18 to 13.07    8,845,509   2.05 to .45      5.15         12.77 to 4.55
                                        2005  277,283    19.16 to 16.14    4,520,493   2.05 to .45      2.26          8.02 to 6.31
                                        2004  127,774    17.07 to 15.12    1,952,965   2.05 to .45      0.70        14.08 to 12.27
                                        2003   44,471    15.19 to 13.42      603,953   2.05 to .45      1.14        28.86 to 21.41
Lifestyle Moderate Series I             2007   14,006    20.75 to 16.70      290,199   1.90 to .45      7.68          4.82 to 3.30
                                        2006   15,205    21.79 to 13.22      303,646   1.90 to .45      4.56          9.92 to 5.73
                                        2005   15,526    20.01 to 14.61      283,418   1.90 to .45      4.06          3.69 to 2.20
                                        2004   15,173    19.48 to 14.28      268,253   1.90 to .45      2.72         10.54 to 8.95
                                        2003   15,779    17.79 to 13.10      254,598   1.90 to .45      3.01        17.30 to 15.61
Lifestyle Moderate Series II            2007  108,763    18.46 to 17.10    1,817,725   2.05 to .45      7.55          4.61 to 2.94
                                        2006   84,168     17.64 to 0.00    1,387,766   2.05 to .45      4.32          9.69 to 5.10
                                        2005   64,444    16.09 to 15.26      991,680   2.05 to .45      3.58          3.53 to 1.90
                                        2004   37,688    15.53 to 14.95      566,889   2.05 to .45      1.59         10.54 to 8.78
                                        2003   18,783    14.06 to 13.73      258,689   2.05 to .45      3.31        17.30 to 11.08
LMFC Core Equity Series II              2007    2,708    14.79 to 13.95       38,277   2.05 to .45      0.00       (6.48) to (7.98)
                                        2006    3,123    15.81 to 13.40       47,852   2.05 to .45      0.00          7.37 to 4.32
                                        2005    3,539    14.92 to 14.53       51,784   2.05 to .45      0.00          5.30 to 3.63
                                        2004    1,943    14.17 to 14.02       27,320   2.05 to .45      0.00        13.34 to 12.15
Marisco International Opportunities
   Series II                            2007    3,614    22.74 to 21.79       78,152   2.05 to .45      1.37        19.23 to 17.33
                                        2006    2,220    19.07 to 13.33       40,997   2.05 to .45      0.33         23.35 to 6.62
                                        2005      814    15.57 to 15.30       12,495   2.05 to .45      0.00        23.71 to 22.41
Mid Cap Index Series I                  2007    2,828    22.22 to 19.19       57,218   1.90 to .45      1.27          7.03 to 5.48
                                        2006    3,648    20.76 to 12.72       69,718   1.90 to .45      0.65          9.22 to 1.72
                                        2005    3,755    19.01 to 16.38       66,360   1.90 to .45      0.52         11.52 to 9.92
                                        2004    4,260    17.04 to 14.88       68,148   1.90 to .45      0.37        15.31 to 13.64
                                        2003    4,755    14.78 to 13.08       66,752   1.90 to .45      0.00        33.96 to 32.04
Mid Cap Index Series II                 2007    4,747    22.23 to 20.09       89,771   2.05 to .45      0.85          6.85 to 5.14
                                        2006    3,931    21.22 to 12.70       70,695   2.05 to .45      0.46         8.95 to (0.67)
                                        2005    3,338    19.77 to 16.37       55,886   2.05 to .45      0.34         11.29 to 9.53
                                        2004    3,477    18.03 to 14.93       52,902   2.05 to .45      0.24        15.13 to 13.30
                                        2003    2,913    15.90 to 13.15       38,918   2.05 to .45      0.00        33.72 to 27.12
Mid Cap Intersection Series II          2007      183    11.59 to 11.46        2,103   2.05 to .45      0.00       (7.32) to (8.31)
Mid Cap Stock Series I                  2007   14,502    23.49 to 22.71      292,411   1.90 to .45      0.00        23.01 to 21.24
                                        2006   18,381    19.59 to 12.82      304,720   1.90 to .45      0.00         13.04 to 2.55
                                        2005   22,048    17.54 to 14.50      326,656   1.90 to .45      0.00        14.06 to 12.42
                                        2004   13,194    15.57 to 12.87      173,906   1.90 to .45      0.00        18.50 to 16.79
                                        2003   13,463    13.31 to 10.99      151,616   1.90 to .45      0.00        41.69 to 39.65
Mid Cap Stock Series II                 2007    7,457    27.41 to 26.84      182,162   2.05 to .45      0.00        22.80 to 20.84
                                        2006    7,959    22.77 to 12.80      161,929   2.05 to .45      0.00         12.80 to 2.40
                                        2005    8,673    20.49 to 17.62      159,035   2.05 to .45      0.00        13.91 to 12.11
                                        2004    6,824    18.26 to 15.65      111,076   2.05 to .45      0.00        18.22 to 16.33
                                        2003    5,521    15.68 to 13.40       76,988   2.05 to .45      0.00        41.33 to 25.34

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Mid Cap Value Series I                  2007    7,236  $21.75 to $19.83  $   146,671  1.90% to .45%     1.08%       0.24% to (1.21)%
                                        2006    9,675    21.70 to 20.07      197,760   1.90 to .45      0.72        11.77 to 10.16
                                        2005   12,360    19.41 to 18.22      228,346   1.90 to .45      0.45          7.52 to 5.98
                                        2004   13,726    18.06 to 17.18      238,327   1.90 to .45      0.47        23.90 to 22.11
                                        2003   13,082    14.57 to 14.06      185,296   1.90 to .45      0.41        24.79 to 23.00
Mid Cap Value Series II                 2007    7,511    21.66 to 20.14      143,553   2.05 to .45      0.74         0.05 to (1.55)
                                        2006    9,922    22.08 to 18.82      191,977   2.05 to .45      0.53         11.53 to 9.76
                                        2005   12,516    20.09 to 17.12      219,693   2.05 to .45      0.26          7.28 to 5.58
                                        2004   13,288    19.01 to 16.19      219,968   2.05 to .45      0.32        23.66 to 21.69
                                        2003   10,326    15.61 to 13.28      139,572   2.05 to .45      0.54        25.03 to 22.78
ML Global Allocation                    2007       91    27.10 to 15.67        1,520  1.90 to 1.40      2.46        15.19 to 14.61
                                        2006      124    23.90 to 13.61        1,771  1.90 to 1.40      2.42        14.74 to 14.17
                                        2005      139    20.89 to 11.86        1,742   1.90 to .45      2.29          8.83 to 8.28
                                        2004      149    19.26 to 10.90        1,719  1.90 to 1.40      2.68        12.61 to 12.05
                                        2003      176     17.15 to 9.68        1,798  1.90 to 1.40      2.67          7.96 to 7.90
Money Market B Series NAV               2007    3,382    12.77 to 12.71       43,140  2.05 to 1.40      3.06          2.14 to 1.70
Money Market Series I                   2007   19,225    16.19 to 12.85      312,447   1.90 to .45      4.46          4.09 to 2.58
                                        2006   19,705    19.67 to 12.53      311,440   1.90 to .45      4.36          3.97 to 2.18
                                        2005   19,375    19.08 to 12.22      298,159   1.90 to .45      2.59          2.20 to 0.74
                                        2004   22,525    18.82 to 12.13      343,103   1.90 to .45      0.77         0.35 to (1.09)
                                        2003   31,177    18.92 to 12.27      474,913   1.90 to .45      0.60         0.13 to (1.31)
Money Market Series II                  2007   33,634    13.80 to 12.76      434,277   2.05 to .45      4.23          3.88 to 2.22
                                        2006   24,354    13.28 to 12.42      305,880   2.05 to .45      4.20          3.77 to 2.04
                                        2005   17,145    12.80 to 12.14      209,983   2.05 to .45      2.46          2.00 to 0.38
                                        2004   13,718    12.55 to 12.08      166,752   2.05 to .45      0.53         0.15 to (1.44)
                                        2003   13,360    12.53 to 12.24      164,149   2.05 to .45      0.54       (0.07) to (1.51)
Natural Resources Series II             2007    5,633    54.80 to 50.87      279,654   2.05 to .45      0.82        39.80 to 37.57
                                        2006    5,989    39.20 to 12.33      222,307   2.05 to .45      0.40        21.49 to (1.39)
                                        2005    6,124    32.27 to 30.93      191,797   2.05 to .45      0.00        45.76 to 43.46
                                        2004    3,870    22.14 to 21.56       84,076   2.05 to .45      0.05        23.49 to 21.52
                                        2003    1,515    17.93 to 17.74       26,967   2.05 to .45      0.00        43.42 to 41.87
Pacific Rim Series I                    2007    2,850    23.63 to 23.12       43,926   1.90 to .45      1.79          8.65 to 7.08
                                        2006    3,952    21.82 to 12.26       55,902   1.90 to .45      0.94        10.55 to (1.94)
                                        2005    4,878    19.99 to 12.17       63,116   1.90 to .45      0.86        25.19 to 23.39
                                        2004    4,342     16.17 to 9.83       45,136   1.90 to .45      0.45        16.37 to 14.70
                                        2003    4,610     14.07 to 8.54       41,382   1.90 to .45      0.15        40.09 to 38.07
Pacific Rim Series II                   2007    1,748    29.74 to 24.27       39,753   2.05 to .45      1.49          8.35 to 6.62
                                        2006    1,839    27.99 to 12.26       39,724   2.05 to .45      0.74        10.42 to (1.95)
                                        2005    2,335    25.73 to 19.24       46,964   2.05 to .45      0.68        24.86 to 22.89
                                        2004    1,619    20.92 to 15.64       26,155   2.05 to .45      0.34        16.27 to 14.42
                                        2003    1,301    18.26 to 13.65       18,416   2.05 to .45      0.21        46.31 to 37.88

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
PIM Classic Value Series II             2007    1,439  $15.08 to $14.22  $    20,614  2.05% to .45%     1.20%     (13.20) to (14.58)
                                        2006    2,037    17.37 to 13.72       34,189   2.05 to .45      1.10          15.32 to 9.74
                                        2005    1,023    15.07 to 14.67       15,129   2.05 to .45      0.46           8.73 to 7.01
                                        2004      550    13.86 to 13.71        7,563   2.05 to .45      0.28          10.84 to 9.67
PIMCO VIT All Asset Series II           2007    1,761    16.44 to 15.51       27,809   2.05 to .45      6.56           7.51 to 5.80
                                        2006    2,705    15.30 to 14.66       40,167   2.05 to .45      4.68           3.89 to 2.25
                                        2005    3,798    14.72 to 14.34       54,870   2.05 to .45      4.50           5.47 to 3.80
                                        2004    1,151    13.96 to 13.81       15,951   2.05 to .45      4.61         11.67 to 10.50
Quantitative All Cap Series II          2007    5,614    22.52 to 20.90      120,043   2.05 to .45      0.87           3.10 to 1.46
                                        2006      157    21.84 to 20.60        3,294   2.05 to .45      0.78         14.39 to 12.58
                                        2005      162    19.09 to 18.30        3,011   2.05 to .45      0.77           7.88 to 6.17
                                        2004      124    17.70 to 17.23        2,152   2.05 to .45      0.89         14.16 to 12.34
                                        2003       38    15.50 to 15.34          585   2.05 to .45      0.00         24.01 to 22.28
Quantitative Mid Cap Series I           2007      479    14.52 to 14.46        6,505   1.90 to .45      0.40        (2.52) to (3.93)
                                        2006      700    15.22 to 13.80        9,867   1.90 to .45      0.00           3.63 to 2.14
                                        2005    1,132    14.87 to 13.50       15,576   1.90 to .45      0.00         13.11 to 11.49
                                        2004    1,100    13.31 to 12.09       13,543   1.90 to .45      0.00         17.67 to 15.98
                                        2003      903    11.45 to 10.42        9,550   1.90 to .45      0.00         37.91 to 35.93
Quantitative Mid Cap Series II          2007    1,361    19.61 to 18.24       23,299   2.05 to .45      0.26        (2.63) to (4.19)
                                        2006      548    20.54 to 17.43        9,697   2.05 to .45      0.00           3.32 to 1.69
                                        2005      845    20.18 to 17.07       14,660   2.05 to .45      0.00         12.88 to 11.09
                                        2004      708    18.15 to 15.31       11,010   2.05 to .45      0.00         17.36 to 15.49
                                        2003      505    15.70 to 13.20        6,766   2.05 to .45      0.00         37.70 to 25.49
Quantitative Value Series II            2007    1,358    17.97 to 16.95       23,442   2.05 to .45      1.02        (5.82) to (7.32)
                                        2006      278    19.08 to 18.29        5,139   2.05 to .45      1.46         20.51 to 18.60
                                        2005      193    15.83 to 15.42        3,000   2.05 to .45      0.00           8.33 to 6.61
                                        2004       35    14.62 to 14.46          503   2.05 to .45      0.00         16.93 to 15.70
Real Estate Securities Series I         2007    3,404    29.11 to 27.17      103,497   1.90 to .45      2.61      (15.99) to (17.21)
                                        2006    5,075    38.25 to 15.69      185,688   1.90 to .45      1.79         37.49 to 25.49
                                        2005    5,752    28.08 to 24.21      154,631   1.90 to .45      2.04          11.35 to 9.75
                                        2004    7,124    25.46 to 22.06      173,731   1.90 to .45      2.35         31.44 to 29.55
                                        2003    7,483    19.56 to 17.03      140,550   1.90 to .45      2.60         38.52 to 36.53
Real Estate Securities Series II        2007    4,179    27.65 to 24.67      106,983   2.05 to .45      2.10      (16.15) to (17.49)
                                        2006    4,890    33.50 to 15.66      153,620   2.05 to .45      1.58         37.20 to 25.32
                                        2005    5,075    24.71 to 22.15      119,047   2.05 to .45      1.56          11.15 to 9.40
                                        2004    5,770    22.50 to 20.24      123,183   2.05 to .45      1.73         31.18 to 29.09
                                        2003    4,457    17.36 to 15.68       73,356   2.05 to .45      3.36         38.31 to 25.46
Real Return Bond Series II              2007    5,983    15.71 to 14.58       89,176   2.05 to .45      6.36          10.59 to 8.83
                                        2006    7,163    14.21 to 13.40       97,633   2.05 to .45      2.44        (0.26) to (1.83)
                                        2005    9,320    14.25 to 13.65      128,756   2.05 to .45      0.13          0.76 to (0.83)
                                        2004    9,068    14.14 to 13.77      125,769   2.05 to .45      0.28           8.24 to 6.52
                                        2003    4,934    13.06 to 12.92       63,958   2.05 to .45      0.00           4.49 to 2.46

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Science & Technology Series I           2007   14,544  $13.22 to $10.64  $   183,287  1.90% to .45%     0.00%      19.03% to 17.30%
                                        2006   19,135     12.90 to 4.53      208,202   1.90 to .45      0.00          5.05 to 1.31
                                        2005   24,225     12.40 to 4.37      253,761   1.90 to .45      0.00          1.62 to 0.17
                                        2004   29,948     12.31 to 4.36      313,598   1.90 to .45      0.00         0.42 to (1.03)
                                        2003   35,765     12.38 to 4.40      375,706   1.90 to .45      0.00        49.72 to 47.57
Science & Technology Series II          2007    4,023    19.21 to 17.77       63,303   2.05 to .45      0.00        18.73 to 16.84
                                        2006    4,062    16.51 to 11.23       54,950   2.05 to .45      0.00          4.90 to 1.16
                                        2005    4,293    15.97 to 10.83       55,872   2.05 to .45      0.00         1.37 to (0.24)
                                        2004    4,890    15.99 to 10.81       63,236   2.05 to .45      0.00         0.33 to (1.26)
                                        2003    4,629    16.18 to 10.91       60,374   2.05 to .45      0.00        49.79 to 29.36
Scudder Blue Chip -- B                  2007       --    25.00 to 21.78           --  2.05 to 1.40      0.69          5.96 to 5.72
                                        2006    1,249    23.59 to 20.60       29,187  2.05 to 1.40      0.48        13.59 to 12.86
                                        2005    1,358    20.77 to 18.25       27,987  2.05 to 1.40      0.57          8.16 to 7.46
                                        2004    1,354    19.20 to 16.98       25,841  2.05 to 1.40      0.22        13.94 to 13.20
                                        2003      831    16.85 to 15.00       13,945  2.05 to 1.40      0.14        25.00 to 20.02
Scudder Bond -- B                       2007       --    13.08 to 12.91           --  2.05 to 1.40      3.93          1.34 to 1.12
                                        2006       46    12.91 to 12.77          594  2.05 to 1.40      3.08          2.88 to 2.21
                                        2005       15    12.55 to 12.49          194  2.05 to 1.40      0.00         0.37 to (0.06)
Scudder Capital Growth -- B             2007       --    18.19 to 13.15           --  2.05 to 1.40      0.25          5.65 to 5.41
                                        2006    3,943    20.65 to 12.45       80,428  2.05 to 1.40      0.19          6.67 to 5.98
                                        2005    2,917    19.36 to 16.28       55,996  2.05 to 1.40      0.26          7.01 to 6.32
                                        2004    1,031    18.09 to 15.32       18,534  2.05 to 1.40      0.17          6.06 to 5.37
                                        2003      771    17.06 to 14.54       13,098  2.05 to 1.40      0.13        24.76 to 16.28
Scudder Conservative Allocation -- B    2007       --    15.17 to 14.84           --  2.05 to 1.40      2.09          3.62 to 2.98
                                        2006    2,174    14.64 to 14.42       31,684  2.05 to 1.40      1.17          7.30 to 6.61
                                        2005    1,960    13.64 to 13.52       26,673  2.05 to 1.40      0.00          2.93 to 2.26
                                        2004      569    13.26 to 13.22        7,535  2.05 to 1.40      0.00          6.04 to 5.78
Scudder Contrarian Value -- B           2007       --    23.65 to 19.63           --  2.05 to 1.40      1.39          5.51 to 5.27
                                        2006    1,226    22.42 to 18.64       27,212  2.05 to 1.40      1.22        13.37 to 12.64
                                        2005    1,448    19.77 to 16.55       28,379  2.05 to 1.40      1.43         0.17 to (0.48)
                                        2004    1,464    19.74 to 16.63       28,667  2.05 to 1.40      0.96          8.12 to 7.42
                                        2003      799    18.26 to 15.48       14,514  2.05 to 1.40      0.75        30.35 to 23.86
Scudder Davis Venture Value -- B        2007       --    25.20 to 21.00           --  2.05 to 1.40      0.33          4.92 to 4.69
                                        2006    2,049    24.02 to 20.06       48,622  2.05 to 1.40      0.27        12.76 to 12.03
                                        2005    2,283    21.30 to 17.90       48,136  2.05 to 1.40      0.37          7.71 to 7.02
                                        2004    2,274    19.77 to 16.73       44,602  2.05 to 1.40      0.04          9.86 to 9.15
                                        2003    1,377    18.00 to 15.33       24,648  2.05 to 1.40      0.15        27.62 to 22.61
Scudder Dreman High Return Equity -- B  2007       --    27.03 to 22.04           --  2.05 to 1.40      1.06          3.29 to 3.06
                                        2006    5,323    26.17 to 21.38      137,629  2.05 to 1.40      1.29        16.57 to 15.82
                                        2005    4,557    22.45 to 18.46      101,252  2.05 to 1.40      1.36          6.02 to 5.34
                                        2004    4,527    21.17 to 17.53       95,077  2.05 to 1.40      1.15        12.04 to 11.32
                                        2003    3,192    18.90 to 15.74       59,966  2.05 to 1.40      0.80        29.66 to 25.96

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder Dreman Small Cap Value -- B     2007       --  $33.62 to $28.49  $        --  2.05% to 1.40%    0.58%       7.06% to 6.82%
                                        2006    1,857    31.40 to 26.67       57,632   2.05 to 1.40     0.39       22.86 to 22.07
                                        2005    2,215    25.56 to 21.85       56,042   2.05 to 1.40     0.36         8.26 to 7.56
                                        2004    2,218    23.61 to 20.31       51,955   2.05 to 1.40     0.45       23.77 to 22.97
                                        2003    1,482    19.07 to 16.52       28,118   2.05 to 1.40     0.43       39.68 to 32.13
Scudder Equity Index 500 -- B           2007    1,253    23.08 to 19.00       28,468   2.05 to 1.40     1.20         3.38 to 2.71
                                        2006    1,674    22.32 to 18.50       36,849   2.05 to 1.40     0.85       13.61 to 12.87
                                        2005    1,974    19.65 to 16.39       38,324   2.05 to 1.40     0.00         4.46 to 0.00
Scudder Fixed Income -- B               2007    3,489    14.13 to 13.28       48,823   2.05 to 1.40     4.22         2.30 to 1.63
                                        2006    4,405    13.82 to 13.07       60,299   2.05 to 1.40     3.32         2.45 to 1.79
                                        2005    4,911    13.48 to 12.84       65,750   2.05 to 1.40     3.04        0.44 to (0.21)
                                        2004    5,059    13.43 to 12.86       67,586   2.05 to 1.40     2.65         2.65 to 1.98
                                        2003    3,044    13.08 to 12.61       39,706   2.05 to 1.40     1.74         3.30 to 0.90
Scudder Global Blue Chip -- B           2007       --    32.98 to 29.54           --   2.05 to 1.40     0.27         9.31 to 9.06
                                        2006      489    30.17 to 27.09       14,636   2.05 to 1.40     0.18       27.85 to 27.03
                                        2005      475    23.60 to 21.32       11,122   2.05 to 1.40     0.00       20.80 to 20.02
                                        2004      407    19.54 to 17.77        7,908   2.05 to 1.40     0.67       12.74 to 12.01
                                        2003      292    17.33 to 15.86        5,042   2.05 to 1.40     0.06       27.17 to 26.54
Scudder Global Discovery -- B           2007       --    39.43 to 31.39           --   2.05 to 1.40     1.03       10.38 to 10.14
                                        2006      585    35.72 to 28.50       20,622   2.05 to 1.40     0.94       20.19 to 19.41
                                        2005      637    29.72 to 23.87       18,701   2.05 to 1.40     0.37       16.43 to 15.67
                                        2004      551    25.52 to 20.63       13,912   2.05 to 1.40     0.00       21.41 to 20.62
                                        2003      312    21.02 to 17.11        6,487   2.05 to 1.40     0.00       46.70 to 36.85
Scudder Government Securities -- B      2007       --    13.47 to 12.94           --   2.05 to 1.40     4.50         1.10 to 0.88
                                        2006    1,870    13.32 to 12.83       24,732   2.05 to 1.40     4.35         2.30 to 1.64
                                        2005    2,908    13.02 to 12.62       37,614   2.05 to 1.40     3.61         0.82 to 0.17
                                        2004    3,147    12.91 to 12.60       40,459   2.05 to 1.40     2.23         1.92 to 1.26
                                        2003    2,715    12.67 to 12.44       34,318   2.05 to 1.40     2.48        0.41 to (0.46)
Scudder Growth & Income -- B            2007       --    22.29 to 18.75           --   2.05 to 1.40     0.86         3.60 to 3.36
                                        2006    1,335    21.52 to 18.14       28,396   2.05 to 1.40     0.62       11.71 to 10.99
                                        2005    1,449    19.26 to 16.35       27,635   2.05 to 1.40     0.72         4.27 to 3.59
                                        2004      909    18.47 to 15.78       16,633   2.05 to 1.40     0.47         8.25 to 7.55
                                        2003      523    17.06 to 14.67        8,844   2.05 to 1.40     0.56       24.79 to 17.37
Scudder Growth Allocation -- B          2007       --    16.73 to 16.37           --   2.05 to 1.40     2.02         5.00 to 4.35
                                        2006    8,914    15.93 to 15.69      141,373   2.05 to 1.40     0.83       11.10 to 10.38
                                        2005    9,593    14.34 to 14.21      137,158   2.05 to 1.40     0.00         4.55 to 3.87
                                        2004    2,371    13.72 to 13.68       32,486   2.05 to 1.40     0.00         9.72 to 9.46
Scudder Health Sciences -- B            2007       --    22.28 to 18.91           --   2.05 to 1.40     0.00         8.75 to 8.51
                                        2006      645    20.48 to 17.43       13,090   2.05 to 1.40     0.00         4.31 to 3.63
                                        2005      737    19.64 to 16.82       14,366   2.05 to 1.40     0.00         6.56 to 5.87
                                        2004      795    18.43 to 15.88       14,542   2.05 to 1.40     0.00         7.64 to 6.94
                                        2003      548    17.12 to 14.85        9,318   2.05 to 1.40     0.00       31.36 to 18.81

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder High Income -- B                2007       --   $20.58 to $17.08 $        --  2.05% to 1.40%    7.25%        3.39% to 3.16%
                                        2006    1,894     19.91 to 16.55      37,241   2.05 to 1.40     7.72          8.59 to 7.89
                                        2005    2,165     18.33 to 15.34      39,274   2.05 to 1.40     9.35          1.98 to 1.32
                                        2004    2,431     17.98 to 15.14      43,290   2.05 to 1.40     6.57         10.52 to 9.80
                                        2003    1,951     16.26 to 13.79      31,511   2.05 to 1.40     3.70        22.42 to 10.34
Scudder International -- B              2007       --     29.51 to 27.03          --   2.05 to 1.40     2.08          8.70 to 8.46
                                        2006    1,291     27.14 to 24.92      34,690   2.05 to 1.40     1.51        23.70 to 22.90
                                        2005    1,365     21.94 to 20.28      29,693   2.05 to 1.40     1.29        14.11 to 13.37
                                        2004    1,388     19.23 to 17.89      26,513   2.05 to 1.40     0.88        14.62 to 13.88
                                        2003      677     16.78 to 15.71      11,323   2.05 to 1.40     0.42        25.82 to 25.12
Scudder International Select
   Equity -- B                          2007       --     30.46 to 27.70          --   2.05 to 1.40     2.34          9.34 to 9.10
                                        2006    1,277     27.86 to 25.39      35,223   2.05 to 1.40     1.65        23.32 to 22.53
                                        2005    1,452     22.59 to 20.72      32,527   2.05 to 1.40     2.34        12.42 to 11.69
                                        2004    1,438     20.10 to 18.55      28,734   2.05 to 1.40     0.57        16.20 to 15.44
                                        2003      857     17.30 to 16.02      14,774   2.05 to 1.40     0.59        28.72 to 26.99
Scudder Janus Growth & Income -- B      2007       --     22.21 to 18.86          --   2.05 to 1.40     0.20          4.02 to 3.79
                                        2006    1,146     21.35 to 18.17      24,222   2.05 to 1.40     0.23          6.49 to 5.80
                                        2005    1,240     20.05 to 17.18      24,638   2.05 to 1.40     0.00         10.16 to 9.45
                                        2004    1,173     18.20 to 15.69      21,209   2.05 to 1.40     0.00          9.54 to 8.83
                                        2003      770     16.62 to 14.42      12,737   2.05 to 1.40     0.21        22.22 to 15.37
Scudder Mid Cap Growth -- B             2007       --     26.77 to 20.44          --   2.05 to 1.40     0.00          9.66 to 9.42
                                        2006      178     24.41 to 18.68       4,297   2.05 to 1.40     0.00          9.01 to 8.31
                                        2005      187     22.39 to 17.25       4,123   2.05 to 1.40     0.00        13.06 to 12.33
                                        2004      204     19.81 to 15.35       3,993   2.05 to 1.40     0.00          2.16 to 1.50
                                        2003      146     19.39 to 15.13       2,800   2.05 to 1.40     0.00        31.58 to 21.02
Scudder Moderate Allocation -- B        2007       --     15.93 to 15.59          --   2.05 to 1.40     2.25          4.26 to 3.62
                                        2006    7,759     15.28 to 15.04     117,984   2.05 to 1.40     0.88          9.40 to 8.69
                                        2005    8,271     13.96 to 13.84     115,180   2.05 to 1.40     0.00          3.60 to 2.93
                                        2004    1,626     13.48 to 13.45      21,899   2.05 to 1.40     0.00          7.83 to 7.57
Scudder Money Market -- B               2007       --     12.87 to 12.57          --   2.05 to 1.40     1.74          1.05 to 0.83
                                        2006    2,526     12.73 to 12.47      31,880   2.05 to 1.40     4.14          2.80 to 2.14
                                        2005    2,834     12.39 to 12.19      34,840   2.05 to 1.40     2.30          1.01 to 0.36
                                        2004    2,460     12.26 to 12.13      30,042   2.05 to 1.40     0.46       (0.88) to (1.52)
                                        2003    3,758     12.37 to 12.30      46,360   2.05 to 1.40     0.29       (0.98) to (1.47)
Scudder Real Estate -- B                2007       --     30.08 to 29.31          --   2.05 to 1.40     0.78          2.83 to 2.60
                                        2006      724     29.25 to 28.57      21,059   2.05 to 1.40     0.00        35.23 to 34.36
                                        2005      871     21.63 to 21.26      18,755   2.05 to 1.40     2.25          9.77 to 9.06
                                        2004      927     19.71 to 19.50      18,216   2.05 to 1.40     0.59        28.91 to 28.07
                                        2003      396     15.29 to 15.22       6,043   2.05 to 1.40     0.00        22.30 to 21.78
Scudder Small Cap Growth -- B           2007       --     23.70 to 18.63          --   2.05 to 1.40     0.00          7.36 to 7.13
                                        2006    1,220     22.08 to 17.39      26,467   2.05 to 1.40     0.00          3.35 to 2.68
                                        2005    1,347     21.36 to 16.94      28,336   2.05 to 1.40     0.00          5.25 to 4.57
                                        2004    1,066     20.29 to 16.20      21,382   2.05 to 1.40     0.00          9.00 to 8.29
                                        2003      706     18.62 to 14.96      13,029   2.05 to 1.40     0.00        30.67 to 19.65

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder Strategic Income -- B           2007       --   $14.94 to $14.55 $        --  2.05% to 1.40%    5.82%        2.05% to 1.82%
                                        2006      907     14.64 to 14.29      13,189   2.05 to 1.40     4.79          7.24 to 6.55
                                        2005    1,035     13.65 to 13.42      14,054   2.05 to 1.40     7.53         0.51 to (0.14)
                                        2004      981     13.58 to 13.43      13,270   2.05 to 1.40     0.00          6.76 to 6.07
                                        2003      497     12.72 to 12.67       6,310   2.05 to 1.40     0.00          1.76 to 1.33
Scudder Technology Growth -- B          2007       --     23.73 to 16.44          --   2.05 to 1.40     0.00          3.72 to 3.49
                                        2006      420     22.88 to 15.89       9,389   2.05 to 1.40     0.00       (0.96) to (1.60)
                                        2005      488     23.10 to 16.15      11,033   2.05 to 1.40     0.12          1.84 to 1.18
                                        2004      540     22.68 to 15.96      12,054   2.05 to 1.40     0.00         0.06 to (0.59)
                                        2003      392     22.67 to 16.05       8,737   2.05 to 1.40     0.00        44.15 to 28.44
Scudder Total Return -- B               2007       --     18.52 to 16.29          --   2.05 to 1.40     2.86          4.10 to 3.87
                                        2006    1,150     17.79 to 15.68      20,283   2.05 to 1.40     2.19          8.30 to 7.60
                                        2005    1,342     16.43 to 14.58      21,882   2.05 to 1.40     2.10          2.46 to 1.80
                                        2004    1,458     16.03 to 14.32      23,218   2.05 to 1.40     1.15          4.88 to 4.20
                                        2003    1,158     15.29 to 13.74      17,619   2.05 to 1.40     1.29         15.92 to 9.94
Scudder Turner Mid Cap Growth -- B      2007       --     28.00 to 22.00          --   2.05 to 1.40     0.00          9.40 to 9.15
                                        2006      742     25.59 to 20.15      18,694   2.05 to 1.40     0.00          4.74 to 4.06
                                        2005      823     24.43 to 19.37      19,804   2.05 to 1.40     0.00          9.71 to 9.00
                                        2004      811     22.27 to 17.77      17,921   2.05 to 1.40     0.00          9.09 to 8.38
                                        2003      582     20.42 to 16.39      11,793   2.05 to 1.40     0.00        46.02 to 31.16
Small Cap Index Series I                2007    1,722     17.80 to 12.50      29,608    1.90 to .45     1.63       (2.61) to (4.02)
                                        2006    2,274     18.92 to 17.47      40,548    1.90 to .45     0.52        17.08 to 15.40
                                        2005    2,798     16.21 to 12.50      43,031    1.90 to .45     0.55          3.43 to 1.94
                                        2004    3,317     15.87 to 12.50      49,871    1.90 to .45     0.33        16.80 to 15.11
                                        2003    4,258     13.76 to 12.50      55,344    1.90 to .45     0.00        45.13 to 43.05
Small Cap Index Series II               2007    5,338     21.42 to 18.91      95,874    2.05 to .45     0.90       (2.79) to (4.34)
                                        2006    2,385     22.48 to 18.19      44,538    2.05 to .45     0.34        16.82 to 14.97
                                        2005    2,869     19.53 to 15.80      46,392    2.05 to .45     0.35          3.24 to 1.60
                                        2004    3,002     19.20 to 15.53      47,580    2.05 to .45     0.19        16.60 to 14.75
                                        2003    2,547     16.72 to 13.51      34,874    2.05 to .45     0.00        44.68 to 33.65
Small Cap Opportunities Series I        2007    2,602     23.61 to 22.06      58,486    1.90 to .45     1.89       (8.08) to (9.41)
                                        2006    3,561     25.68 to 24.35      88,037    1.90 to .45     0.73          9.96 to 8.38
                                        2005    4,571     23.35 to 22.47     103,817    1.90 to .45     0.00        17.10 to 15.97
Small Cap Opportunities Series II       2007    2,158     23.48 to 21.79      47,273    2.05 to .45     1.53       (8.22) to (9.69)
                                        2006    2,749     25.58 to 12.24      66,874    2.05 to .45     0.55         9.70 to (2.06)
                                        2005    3,283     23.32 to 22.35      74,178    2.05 to .45     0.00          7.13 to 5.43
                                        2004    1,454     21.77 to 21.20      31,064    2.05 to .45     0.05        24.92 to 22.93
                                        2003      862     17.43 to 17.25      14,904    2.05 to .45     0.00        39.43 to 37.81
Small Cap Value Focus                   2007      299     68.56 to 18.13      11,280   1.90 to 1.40     0.12       (2.42) to (2.91)
                                        2006      362     70.26 to 18.68      14,990   1.90 to 1.40     0.11        11.11 to 10.56
                                        2005      439     63.24 to 16.89      16,487   1.90 to 1.40     0.82          8.71 to 8.17
                                        2004      528     58.17 to 15.62      18,357   1.90 to 1.40     0.00        13.20 to 12.63
                                        2003      599     51.39 to 13.87      18,311   1.90 to 1.40     0.00        40.64 to 39.94

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)


                                                         AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             --------------------------------------- -----------------------------------------------
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)     HIGHEST TO      INCOME         HIGHEST TO
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Small Company Value Series I            2007    6,599   $24.33 to $21.61 $   150,842  1.90% to .45%     0.15%     (1.64)% to (3.07)%
                                        2006    9,133     24.91 to 12.53     214,490   1.90 to .45      0.07         14.90 to 0.21
                                        2005   11,133     21.97 to 19.68     229,830   1.90 to .45      0.28          6.55 to 5.03
                                        2004   14,367     20.88 to 18.74     281,190   1.90 to .45      0.16        24.63 to 22.83
                                        2003   15,206     16.98 to 15.26     241,376   1.90 to .45      0.41        33.07 to 31.15
Small Company Value Series II           2007    6,481     21.32 to 20.37     125,798   2.05 to .45      0.00       (1.85) to (3.42)
                                        2006    8,527     22.15 to 12.51     172,275   2.05 to .45      0.00         14.69 to 0.07
                                        2005    9,975     19.61 to 17.17     178,396   2.05 to .45      0.07          6.30 to 4.62
                                        2004   11,153     18.72 to 16.38     189,902   2.05 to .45      0.08        24.38 to 22.40
                                        2003    8,705     15.28 to 13.36     120,318   2.05 to .45      0.58        32.96 to 22.17
Special Value Series II                 2007       --     21.53 to 20.03          --   2.05 to .45      1.76       (0.84) to (2.20)
                                        2006      298     21.71 to 20.48       6,223   2.05 to .45      0.00         10.10 to 8.36
                                        2005      384     19.72 to 18.90       7,342   2.05 to .45      0.00          4.83 to 3.17
                                        2004      382     18.81 to 18.32       7,045   2.05 to .45      0.00        19.41 to 17.51
                                        2003      122     15.75 to 15.59       1,903   2.05 to .45      0.00        26.03 to 24.71
Strategic Bond Series I                 2007    5,699     19.70 to 16.27     115,931   1.90 to .45      9.20       (0.61) to (2.04)
                                        2006    6,540     21.83 to 13.31     135,033   1.90 to .45      6.82          6.60 to 5.05
                                        2005    7,848     20.68 to 15.81     153,903   1.90 to .45      2.90          2.44 to 0.77
                                        2004    9,150     20.42 to 15.69     177,185   1.90 to .45      3.79          6.18 to 4.65
                                        2003   11,042     19.41 to 14.99     203,675   1.90 to .45      4.79        12.61 to 10.99
Strategic Bond Series II                2007    5,439     16.84 to 13.85      85,480   2.05 to .45      8.82       (0.71) to (2.29)
                                        2006    6,041     16.96 to 13.29      97,092   2.05 to .45      6.78          6.42 to 4.70
                                        2005    6,546     16.53 to 13.54     100,163   2.05 to .45      2.00          1.98 to 0.37
                                        2004    4,919     15.63 to 13.49      74,721   2.05 to .45      2.33          5.91 to 4.23
                                        2003    2,753     14.76 to 12.94      40,005   2.05 to .45      5.53         12.42 to 3.53
Strategic Opportunities Series I        2007       --     13.34 to 11.19          --   1.90 to .45      0.76          6.63 to 6.13
                                        2006   12,559      50.15 to 9.60     307,765  1.90 to 0.45      0.01        11.65 to 10.05
                                        2005   15,721      45.29 to 8.72     346,976  1.90 to 0.45      0.45          9.23 to 7.67
                                        2004   19,867      41.81 to 8.09     403,598  1.90 to 0.45      0.09        11.81 to 10.20
                                        2003   23,975      37.71 to 7.33     441,203  1.90 to 0.45      0.00        25.28 to 23.47
Strategic Opportunities Series II       2007       --     19.93 to 14.96          --   2.05 to .45      0.52          6.53 to 5.98
                                        2006    1,733     18.88 to 12.89      23,023   2.05 to .45      0.00         11.41 to 9.65
                                        2005    2,006     17.20 to 11.71      24,166   2.05 to .45      0.27          9.06 to 7.33
                                        2004    2,330     16.01 to 10.87      26,006   2.05 to .45      0.02        11.88 to 10.10
                                        2003    2,145      14.53 to 9.83      21,670   2.05 to .45      0.00        25.05 to 16.12
T Rowe Price Mid Value Series II        2007      890     16.79 to 16.09      14,516   2.05 to .45      1.68       (0.15) to (1.74)
                                        2006      938     16.82 to 16.38      15,484   2.05 to .45      0.06        19.51 to 17.62
                                        2005      334     14.07 to 13.92       4,662   2.05 to .45      0.00        12.56 to 11.37
Total Return Series I                   2007   14,285     19.89 to 15.85     254,967   1.90 to .45      7.40          8.00 to 6.44
                                        2006   17,147     18.42 to 12.93     286,638   1.90 to .45      3.54          3.58 to 1.65
                                        2005   20,828     17.86 to 14.65     340,882   1.90 to .45      2.43          2.02 to 0.55
                                        2004   24,746     17.50 to 14.57     400,815   1.90 to .45      3.85          4.48 to 2.98
                                        2003   31,438     16.75 to 14.15     492,909   1.90 to .45      2.91          4.55 to 3.04

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Total Return Series II                  2007   13,300  $16.50 to $13.83  $   204,912  2.05% to .45%     7.15%       7.79% to 6.07%
                                        2006   14,890    15.31 to 12.91      215,790   2.05 to .45      3.36         3.44 to 1.33
                                        2005   17,548    14.87 to 12.86      249,888   2.05 to .45      2.02         1.79 to 0.18
                                        2004   18,952    14.61 to 12.84      268,236   2.05 to .45      3.05         4.24 to 2.58
                                        2003   18,959    14.01 to 12.52      260,587   2.05 to .45      3.78         4.40 to 0.14
Total Stock Market Index Series I       2007    1,875    15.54 to 14.16       24,997   1.90 to .45      2.16         4.70 to 3.19
                                        2006    2,366    15.22 to 12.49       30,453   1.90 to .45      1.00       14.78 to 13.13
                                        2005    2,761    13.43 to 11.01       31,292   1.90 to .45      1.15         5.22 to 3.71
                                        2004    3,332    12.92 to 10.59       36,324   1.90 to .45      0.62        11.24 to 9.63
                                        2003    3,675     11.76 to 9.64       36,557   1.90 to .45      0.00       29.95 to 28.08
Total Stock Market Index Series II      2007    4,118    19.87 to 18.63       71,822   2.05 to .45      1.16         4.51 to 2.84
                                        2006    1,796    19.39 to 16.20       30,203   2.05 to .45      0.86       14.58 to 12.76
                                        2005    2,109    17.18 to 14.30       31,196   2.05 to .45      0.89         4.94 to 3.28
                                        2004    2,130    16.62 to 13.80       30,316   2.05 to .45      0.46        11.09 to 9.33
                                        2003    1,979    15.19 to 12.57       25,617   2.05 to .45      0.00       29.73 to 21.40
U.S. Core Series I                      2007   22,295    15.00 to 12.25      551,052   1.90 to .45      2.18        0.81 to (0.65)
                                        2006   29,246    32.90 to 10.61      728,071   1.90 to .45      1.27         8.69 to 7.13
                                        2005   37,957     30.56 to 9.89      881,125   1.90 to .45      1.44         1.57 to 0.12
                                        2004   48,093     30.37 to 9.86    1,114,410   1.90 to .45      0.88         6.29 to 4.76
                                        2003   57,446     28.85 to 9.40    1,271,217   1.90 to .45      1.01       26.02 to 24.21
U.S. Core Series II                     2007    4,303    16.37 to 15.32       60,726   2.05 to .45      1.86        0.54 to (1.07)
                                        2006    5,504    16.61 to 13.33       78,113   2.05 to .45      1.06         8.50 to 6.79
                                        2005    6,878    15.54 to 12.43       90,983   2.05 to .45      1.22        1.38 to (0.22)
                                        2004    7,865    15.56 to 12.41      103,787   2.05 to .45      0.65         6.07 to 4.38
                                        2003    6,967    14.89 to 11.84       87,719   2.05 to .45      1.31       25.84 to 19.05
U.S. Global Leaders Growth Series I     2007    1,900    13.81 to 13.10       25,237   1.90 to .45      1.24         3.16 to 1.67
                                        2006    2,430    13.39 to 12.88       31,621   1.90 to .45      0.00        1.35 to (0.11)
                                        2005    2,923    13.21 to 12.90       37,929   1.90 to .45      0.15         8.99 to 7.93
U.S. Global Leaders Growth Series II    2007    1,510    13.77 to 12.98       19,916   2.05 to .45      0.87         3.03 to 1.38
                                        2006    1,984    13.36 to 12.81       25,698   2.05 to .45      0.00        1.04 to (0.56)
                                        2005    2,469    13.23 to 12.88       32,021   2.05 to .45      0.00         .41 to (1.18)
                                        2004      262    13.17 to 13.03        3,426   2.05 to .45      0.58         5.37 to 4.26
U.S. Government Securities Series I     2007    6,153    18.36 to 13.99      120,828   1.90 to .45      8.16         2.68 to 1.20
                                        2006    7,000    23.58 to 12.99      136,847   1.90 to .45      5.14         4.09 to 2.43
                                        2005    9,009    22.91 to 13.49      170,764   1.90 to .45      1.87        1.12 to (0.33)
                                        2004   11,789    22.87 to 13.54      222,725   1.90 to .45      2.04         2.42 to 0.94
                                        2003   15,859    22.54 to 13.41      293,851   1.90 to .45      3.66        1.28 to (0.18)
U.S. Government Securities Series II    2007    5,108    14.66 to 12.75       70,264   2.05 to .45      7.87         2.46 to 0.83
                                        2006    5,486    14.31 to 12.64       74,548   2.05 to .45      5.01         4.01 to 2.08
                                        2005    6,759    14.23 to 12.39       89,588   2.05 to .45      1.44        1.00 to (0.60)
                                        2004    9,114    13.66 to 12.46      120,990   2.05 to .45      1.51         2.23 to 0.61
                                        2003    9,713    13.36 to 12.39      127,552   2.05 to .45      4.81        1.14 to (0.91)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
U.S. High Yield Series II               2007      152   $14.44 to $13.84 $     2,124  2.05% to .45%     10.08%       2.22% to 0.59%
                                        2006      183     14.12 to 13.75       2,539   2.05 to .45       3.30         8.97 to 7.25
                                        2005       99     13.05 to 12.82       1,271   2.05 to .45       0.00         3.69 to 2.60
U.S. Large Cap Value Series I           2007   13,858     15.14 to 14.09     203,733   1.90 to .45       1.06      (0.79) to (2.23)
                                        2006   18,403     15.26 to 12.93     275,659   1.90 to .45       0.59        10.16 to 3.44
                                        2005   23,451     15.27 to 12.69     321,910   1.90 to .45       0.44         5.34 to 3.83
                                        2004   29,183     13.33 to 12.21     384,371   1.90 to .45       0.26         8.90 to 7.33
                                        2003   23,693     12.35 to 11.37     289,158   1.90 to .45       0.40       36.45 to 34.49
U.S. Large Cap Value Series II          2007    5,042     17.87 to 16.89      78,592   2.05 to .45       0.73      (0.97) to (2.55)
                                        2006    6,320     18.40 to 12.91     101,074   2.05 to .45       0.41         9.86 to 3.26
                                        2005    7,796     17.00 to 14.14     114,793   2.05 to .45       0.12         5.25 to 3.59
                                        2004    9,022     16.40 to 13.59     127,668   2.05 to .45       0.20         8.62 to 6.89
                                        2003    7,525     15.32 to 12.66      99,194   2.05 to .45       0.63       36.07 to 22.52
UBS Large Cap Series I                  2007   15,761     15.92 to 15.32     244,826   1.90 to .45       0.52      (5.24) to (6.17)
UBS Large Cap Series II                 2007    1,178     15.90 to 15.24      18,167   2.05 to .45       0.59        0.81 to (0.79)
                                        2006      112     15.78 to 15.36       1,733   2.05 to .45       0.21       13.64 to 11.84
                                        2005       61     13.98 to 13.74         835   2.05 to .45       0.00        11.05 to 9.88
Utilities Series I                      2007    2,640     24.56 to 23.54      58,247   1.90 to .45       1.91       26.83 to 24.99
                                        2006    3,127     19.86 to 17.19      54,992   1.90 to .45       2.27       30.42 to 28.55
                                        2005    3,528     15.42 to 13.36      48,052   1.90 to .45       0.44       16.30 to 14.63
                                        2004    3,380     13.43 to 11.65      40,071   1.90 to .45       0.85       28.84 to 26.98
                                        2003    2,784      10.55 to 9.16      25,918   1.90 to .45       1.17       33.92 to 32.00
Utilities Series II                     2007    1,984     35.99 to 34.64      65,472   2.05 to .45       1.64       26.53 to 24.51
                                        2006    2,219     28.45 to 24.79      58,597   2.05 to .45       2.10       30.18 to 28.12
                                        2005    2,375     21.85 to 19.27      48,680   2.05 to .45       0.29       16.04 to 14.20
                                        2004    1,944     19.05 to 16.81      34,697   2.05 to .45       0.63       28.65 to 26.61
                                        2003    1,380     15.03 to 13.22      19,356   2.05 to .45       1.49       33.65 to 20.16
Value Series I                          2007    5,824     24.34 to 19.39     154,363   1.90 to .45       1.33         7.73 to 6.17
                                        2006    7,252     27.46 to 13.65     180,671   1.90 to .45       0.38        20.50 to 9.20
                                        2005    8,521     23.01 to 15.37     177,720   1.90 to .45       0.62       12.05 to 10.45
                                        2004   11,368     20.73 to 13.92     215,147   1.90 to .45       0.55       14.66 to 13.00
                                        2003   11,856     18.25 to 12.32     197,921   1.90 to .45       1.27       38.14 to 36.15
Value Series II                         2007    2,511     25.39 to 21.87      50,705   2.05 to .45       1.00         7.52 to 5.80
                                        2006    2,811     24.08 to 13.63      54,277   2.05 to .45       0.20        20.26 to 9.04
                                        2005    2,596     20.33 to 16.05      42,338   2.05 to .45       0.42       11.85 to 10.08
                                        2004    3,080     18.45 to 14.56      45,452   2.05 to .45       0.35       14.52 to 12.70
                                        2003    2,082     16.35 to 12.90      27,117   2.05 to .45       1.63       37.98 to 30.73
Wellington Small Cap Growth Series II   2007    1,950     20.33 to 19.48      37,591   2.05 to .45       0.00       13.26 to 11.45
                                        2006    1,718     17.95 to 12.40      29,891   2.05 to .45       0.00       12.71 to (0.81)
                                        2005    1,169     16.04 to 15.76      18,480   2.05 to .45       0.00       27.41 to 26.07

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Wellington Small Cap Value Series II    2007    4,136  $16.39 to $15.71  $    65,291  2.05% to .45%     0.56%     (3.57)% to (5.11)%
                                        2006    4,012    17.00 to 13.58       66,826   2.05 to .45      0.00         18.50 to 8.65
                                        2005    2,337    14.45 to 14.20       33,286   2.05 to .45      0.00        14.78 to 13.57
Wells Capital Core Bond Series II       2007      273    13.68 to 13.11        3,624   2.05 to .45      7.22          5.58 to 3.90
                                        2006      117    12.96 to 12.62        1,494   2.05 to .45      2.11          3.15 to 1.52
                                        2005       56    12.65 to 12.43          699   2.05 to .45      0.00         0.50 to (0.56)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                            NEW NAME
------------------   -------------------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                               The Manufacturers Life Insurance Company
                                                                         of North America Separate Account A

October 1, 1997      North American Security Life Insurance Company      The Manufacturers Life Insurance Company
                                                                         of North America

November 1, 1997     NAWL Holding Co., Inc.                              Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                         Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company            John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                         Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company (U.S.A.)   John Hancock Life Insurance Company (U.S.A.)

January 1, 2005      Manulife Financial Securities LLC                   John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC               John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                      *****

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H, (Part B of the registration statement). FILED HEREWITH

          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.) (Part B of the registration statement). FILED HEREWITH

     (b)  Exhibits

          (1) (i) Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the "Pre-Effective Amendment")

          (2) Agreements for custody of securities and similar investments - Not Applicable.

          (3) (i) Form of Underwriting Agreement-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 33-76162, filed March 1, 1999.

               (ii) Form of Promotional Agent Agreement -- Incorporated by
                    reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

               (iii) Form of Amendment to Promotional Agent Agreement -
                    Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

               (iv) Form of broker-dealer Agreement - Incorporated by reference to Exhibit (b)(3)(iv) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.


          (4) (a) Form of Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating Incorporated by reference to Exhibit
                    (4)(a) to pre-effective amendment no. 1 to this registration statement, file number 333-143073, filed August 13, 2007.



               (b) Form of Specimen Income Plus for Life Rider - Incorporated by reference to Exhibit 4(i)(B) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (c) Form of Specimen Income Plus for Life - Joint Life Rider - Incorporated by reference to Exhibit 4(i)(C) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (d) Form of Specimen Principal Plus for Life Rider - Incorporated by reference to Exhibit 4(i)(D) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (e) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider - Incorporated by reference to
                    Exhibit 4(i)(E) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (f) Form of Specimen Annual Step Death Benefit Rider - Incorporated by reference to Exhibit 4(i)(G) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



          (5) (a) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating Incorporated by reference to Exhibit (5)(a) to pre-effective amendment no. 1 to this registration statement, file number 333-143073, filed August 13, 2007.


          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) Certificate of Amendment to Certificate of Incorporation of
                    the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

               (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                    (b)(6)(v) to Form N-4, file no. 333-70728, filed May 1,
                    2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - Not Applicable.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:


               (a)(i) Form of Remote Service Agreement dated November 1, 1996 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

               (ii) Amendment to Remote Service Agreement dated April 1, 1998 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.

               (iii) Amendment to Remote Service Agreement dated March 1999 with
                    CSC Continuum Inc. - Incorporated by reference to Exhibit
                    (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.


               (b)(i) Form of Merger Agreement with The Manufacturers Life
                    Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit (b)(8)(iv) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.



               (c)(i) Participation Agreement among John Hancock Life Insurance
                    Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (ii) Shareholder Information Agreement between John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (iii) Shareholder Information Agreement between John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to
               Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this registration statement on Form N-4, file no. 333-143073, filed August 13, 2007.



          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm - FILED HEREWITH.


          (11) All financial statements omitted from Item 23, Financial Statements--NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.

          (15) Powers of Attorney


               (i) Powers of Attorney (James R. Boyle, Marc Costantini, John D. DesPrez III, Steven Finch, Katherine MacMillan, Stephen McArthur, Hugh McHaffie, Rex Schlaybaugh, Jr., Diana Scott, Warren Thompson) - FILED HEREWITH.


Item 25.  Directors and Officers of the Depositor.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


                             EFFECTIVE APRIL 1, 2008



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   ------------------------------------------
John D. DesPrez III*                  Chairman & President

Hugh McHaffie*                        Director, Executive Vice President,
                                      Wealth Management

James R. Boyle*                       Director, Executive Vice President,
                                      Life Insurance

Warren Thomson***                     Director, Executive Vice President,
                                      US Investments

Steven A. Finch*                      Director, Executive Vice President &
                                      General Manager, John Hancock Life
                                      Insurance

Marc Costantini*                      Director, Executive Vice President &
                                      General Manager, John Hancock Annuities

Diana Scott*                          Director, Senior Vice President, Human
                                      Resources

Rex Schlaybaugh, Jr.*                 Director

Katherine  MacMillan**                Director, Executive Vice President &
                                      General Manager, John Hancock Retirement
                                      Plan Services

Stephen R. McArthur**                 Director, Executive Vice President &
                                      General Manager, Reinsurance

Jonathan Chiel*                       Executive Vice President & General Counsel

Lynne Patterson*                      Senior Vice President & Chief Financial
                                      Officer

Peter Levitt**                        Senior Vice President & Treasurer

Jeffery J. Whitehead*                 Vice President & Controller

Scott Hartz*                          Executive Vice President & Chief
                                      Investment Officer, US Investments

Emanuel Alves*                        Vice President, Counsel & Corporate
                                      Secretary

Kris Ramdial**                        Vice President, Treasury

John Brabazon***                      Vice President & CFO, US Investments

Philip Clarkson*                      Vice President, Taxation

Brian Collins**                       Vice President, Taxation

Mitchell A. Karman*                   Vice President, Chief Compliance Officer
                                      & Counsel

Peter Mitsopoulos*                    Vice President, Treasury

Richard Harris***                     Appointed Actuary


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.


Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.



On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of MARCH 31, 2008, there were no qualified and no non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
------------------------------------------------------------------   ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter

John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter



     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.


     (c)  Undertakings Pursuant to Item 32 of Form N-4



          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;



          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and



          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this twenty-eighth day of April 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the twenty-eighth day of April 2008.



Signature                               Title
---------                               -----


/s/ John D. DesPrez III                 Chairman & President
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Senior Vice President & Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
James R. Boyle


                  *                     Director
-------------------------------------
Marc Costantini


                  *                     Director
-------------------------------------
Steven A. Finch


                  *                     Director
-------------------------------------
Katherine MacMillan


                  *                     Director
-------------------------------------
Stephen R. McArthur


                  *                     Director
-------------------------------------
Hugh McHaffie


                  *                     Director
-------------------------------------
Rex Schlaybaugh, Jr.


                  *                     Director
-------------------------------------
Diana Scott


                  *                     Director
-------------------------------------
Warren Thomson


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

 ITEM NO.                                DESCRIPTION
 --------                                -----------
24(b)(10)      Consent of Independent Registered Public Accounting Firm

24(b)(15)(i)   Powers of Attorney (James R. Boyle, Marc Costantini, John D.
               DesPrez III, Steven Finch, Katherine MacMillan, Stephen R.
               McArthur, Hugh McHaffie, Rex Schlaybaugh, Jr., Diana Scott, and
               Warren Thompson)